UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10041

JNL Investors Series Trust

(Exact Name of Registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

Steven J. Fredricks
Jackson National Asset Management, LLC
1 Corporate Way
Lansing, Michigan 48951

(Name and address of agent for service)

Registrant's telephone number, including area code: 517-381-5500

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Shareholders.

JACKSON FUNDSSM

October 31, 2008 Annual Report

Table of Contents

President’s Letter...................................................................................	1
Market Overview and Portfolio Commentaries.............................................	2
Schedules of Investments........................................................................	10
Statements of Assets and Liabilities...........................................................	22
Statements of Operations........................................................................	23
Statements of Changes in Net Assets........................................................	24
Financial Highlights................................................................................	26
Notes to the Financial Statements.............................................................	27
Report of Independent Registered Public Accounting Firm.............................	33
Disclosure of Fund Expenses and Other Information.....................................	34
Trustees and Officers of the Trust.............................................................	36
Approval of Advisory and Sub-Advisory Agreements.....................................	40

Jackson Funds SM

President's Letter

December 19, 2008 To my fellow shareholders,

During the year ended October 31, 2008, we experienced some of the most challenging market conditions in history. The troubles relating to U.S. subprime mortgages that emerged in mid-to-late-2007 precipitated a worldwide financial crisis in 2008. Problems in the banking sector culminated in the failure or merger of several major U.S. financial institutions and caused global credit markets to nearly grind to a halt. Due to their eroding capital bases, banks severely curtailed lending to consumers, businesses and each other. In response to the financial crisis, the U.S. stock market fell precipitously. Additionally we have learned that our country has been in a recession since December 20071. We are all facing some of the most financially challenging moments of our lifetimes. Each day, we seem to wake up to another falling domino of bad news. It is easy to get caught up in the panic of the moment. Needless to say, recent times have been frightening for many investors, but it is important not to base investment decisions on panic driven by headlines in the news. Unfortunately, it is impossible to know when the market will regain its footing. However, I can tell you that these are not the times to stray from your financial plan. Historically, investors who have had the discipline and perseverance to stick to their plan have been rewarded. Disciplined Strategies from Jackson FundsSM aim to remove emotion from the investment process. Our Disciplined Strategy Funds are:

•	Formula-Based – Eliminates emotion from the stock selection process;
•	Consistently Applied – Reapplies core formulas over the long-term and avoids chasing returns;
•	Transparent – Allows you to know what your fund owns and how investments are selected; and
•	Diversified – Invests in a broad range of securities, limiting investment risk by reducing the effect of a possible decline in the value of any one security.

Please remember that markets are cyclical and staying the course generally has proven to be a more successful strategy than reacting hastily to market declines. We appreciate your continued trust with Jackson Funds.

Mark D. Nerud President and Chief Executive Officer JNL Investors Series Trust

1“Determination of the December 2007 Peak in Economic Activity," National Bureau of Economic Research, December 1, 2008.

Mellon Capital Management

Portfolio Manager Market Overview

4th Quarter 2007

U.S. stocks peaked in October 2007, and then fell sharply in November, with the S&P 500® Index tumbling 4.2%, its largest monthly loss since December 2002. The United States Federal Reserve (“Fed”) came to the rescue again during December, cutting the Fed funds rate by 25 basis points. Investors remained cautious after the financial sector was hit following a string of multibillion-dollar credit related write-downs by several major banks. Adding to this, for the first time in several years, third quarter corporate earnings growth in the U.S. was negative. The S&P 500® Index lost 3.3% for the quarter, its worst quarterly loss since the third quarter of 2002.

The Lehman Brothers Aggregate Bond Index* generated a quarterly return of 3.00%. The fourth quarter was again characterized by turbulence and spread movements, with swap spreads widening to their seven year peak in November. The U.S. Treasury sector was the best performing sector in the Lehman Brothers Aggregate Bond Index*. The asset backed securities (“ABS”) sector underperformed U.S. Treasuries by 4.08% on a duration adjusted basis, while credit and mortgage backed securities (“MBS”) sectors underperformed Treasuries by 2.36% and 0.21%, respectively. In response to the continued deterioration of credit and subprime markets, the Fed eased the Fed funds rate 25 basis points on October 31 and 25 basis points on December 11, bringing the rate down to 4.25%.

1st Quarter 2008

Stocks had a challenging first quarter of 2008, as concerns about the mortgage crisis fallout, weak U.S. economic data, continued write downs by large banks, high oil prices, and fears that a recession in the U.S. had already begun made investors wary of owning stocks. The Fed responded to the credit market problems in a number of ways. They cut the Fed funds rate by 2% during the quarter. The first was a 0.75% point move on January 22, followed closely by a 0.50% cut at the Federal Open Market Committee’s (“FOMC”) scheduled meeting on January 30. In March, they lowered the target for the Fed funds another 0.75%, noting slower consumer spending, a softening labor market, financial market stress, tight credit conditions, and further contraction in housing. The Fed’s newly created Primary Dealer Credit Facility represented the Fed's first loans to non-banks since the 1930s, as policy makers sought to prevent a financial market meltdown. In March, after investment bank Bear Stearns was in danger of failing due to a lack of capital in the wake of the subprime mortgage crisis, the Fed acted outside their usual sphere by supporting JPMorgan Chase's proposed purchase of Bear Stearns. The broad S&P 500® Index declined 9.4%, while the technology heavy Nasdaq Composite Index fell 14.1%.

The market’s decline did not spare any of the capitalization groups, while growth outperformed value, especially in the small cap stock segment where the Russell 2000® Value Index fell 6.5% versus the Russell 2000® Growth Index, which lost 12.8%. All ten economic sectors in the S&P 500® Index fell during the quarter. The largest losses were in telecommunication services and information technology.

Investors became increasingly risk averse during the first quarter of 2008, which caused movement from equities into bonds, and helped the Lehman Brothers Aggregate Bond Index* gain 2.2%. Flight to quality was the theme, as Treasuries (4.5%) beat all spread sectors within the Lehman Brothers Aggregate Bond Index*, finishing ahead of the commercial mortgage backed securities (“CMBS”) (-2.6%), ABS (-2.0%), MBS (2.4%), corporate bonds (-0.2%), government-related securities (3.4%), and agency securities (3.2%) sectors. The 10-year Treasury note began the quarter with a yield of 4.03% and finished at 3.41%, while the yield on the 2-year note fell from 3.06% at the beginning of 2008 to 1.59% at quarter end.

2nd Quarter 2008

The second quarter of 2008 began with a sense of normalcy returning to capital markets, as hope appeared that the worst of the credit crisis had passed. Investment banks were able to replenish capital lost to subprime related write-downs, while the Fed’s decisive actions during March appeared to restore confidence in the financial system. Despite misgivings of more subprime mortgage related write-downs and some earnings dis-appointments, equities rallied nicely, with the financial sector leading the way. Fed Chairman Bernanke emphasized inflation risk while downplaying the risk to growth, noting that the FOMC “will strongly resist an erosion of longer term inflation expectations.” After two months of gains to begin the quarter, global equities fell back sharply in June. The overriding concern appeared to be the quickening pace of inflation, as oil and food prices continued higher and investors feared their effects on earnings and growth.

Small cap stocks outperformed large cap stocks, as the Russell 2000® Index rose 0.6% versus a loss of 1.9% for the Russell 1000® Index. Growth handily outperformed value, especially in the small cap stock segment where the Russell 2000® Value Index fell 3.6% versus the Russell 2000® Growth Index, which gained 4.5%. At the large cap level, the Russell 1000® Value Index lost 5.3% versus a gain of 1.3% for the Russell 1000®

Growth Index. Economic sector performance was mixed. The energy sector rose 16.9%, helped by record high oil prices, followed by utilities at 7.1%. Financials were the worst performing sector, falling 19.0%, followed by industrials at -10.6%.

Bond prices fell during each of the three months of the quarter, as measured by the Lehman Brothers Aggregate Bond Index*, which fell 1.0% for the quarter. The market’s increasing focus on inflation, along with easing concerns about a systemic failure due to the subprime mortgage crisis, had a mainly negative impact on the bond market. The yield of the bellwether 10-year Treasury note climbed from 3.41% at the beginning of the quarter to 3.97% on June 30. At the same time, short-term rates declined modestly, prompted by the Fed’s 0.25% cut in its target Fed funds rate on April 30. The FOMC decided at its June 25 meeting to keep the Fed funds target rate at 2.0%. The statement released after the meeting noted that, while the downside risks to growth have receded somewhat, inflation risks have increased.

3rd Quarter 2008

The third quarter of 2008 was one of the most difficult quarters in history for financial markets as the credit crisis took a turn for the worse. The quarter began with equity markets falling on concerns there would be further losses from the subprime and mortgage crisis, and rising at the end of July on hopes that the worst of the damage was done. Stocks tumbled during the first half of July, giving the S&P 500® Index a 20% bear-market decline from its October 2007 record high. In July, oil reached $147 a barrel and a report suggested that Federal National Mortgage Association (“Fannie Mae”) and Federal Home Mortgage Corporation (“Freddie Mac”) were in trouble. In September, Fannie Mae and Freddie Mac were taken over by the U.S. government. The crisis among financial firms reached new levels after Lehman Brothers Inc. filed for bankruptcy, Bank of America Corp. bought Merrill Lynch & Co. Inc., and the Fed bailed out American International Group Inc. with an $85-billion emergency loan. Equities tumbled in this environment, with the S&P 500® Index losing 8.9% in September, as weaker economic data and risk aversion took their toll. Equity volatility increased significantly toward month end, culminating with equity markets tumbling to multi year lows after the U.S. government’s proposed bailout plan stalled in Congress, followed by news that Washington Mutual collapsed in the biggest banking failure in history. The equity volatility index (“VIX Index”), which measures the market’s expectation of volatility reached its highest point since the 2000-2002 bear market.

Unlike the previous quarter, value strongly outperformed growth. The Large Cap Russell 1000® Value Index returned -6.1% versus the Russell 1000® Growth Index's -12.3% result. In the mid cap sector, which underperformed large and small caps, the Russell Midcap® Value Index returned -7.5% relative to the Russell Midcap® Growth Index’s return of –17.8%. Small cap value stocks outperformed, with the Russell 2000® Value

Index gaining 5.0%, while Russell 2000® Growth Index returned -7.8%. Among S&P 500® Index sectors, financials and consumer staples had the strongest returns, while materials and industrials sectors had the steepest losses.

High quality bonds fared relatively well during the quarter, as reflected in the decline of the yield of 10-year Treasury notes from just under 4.00% to around the 3.83% level. The yield had actually fallen as low as 3.25% on an intraday basis amid a surge of concern about further weakness in the economy but rebounded sharply after the Treasury Department announced its bailout proposal. Yields fell across the maturity spectrum, especially at the shorter end as expectations rose for another interest rate cut before year end. Against this backdrop, the Lehman Brothers Aggregate Bond Index* finished the quarter down 0.5%. Within the Lehman Brothers Aggregate Bond Index*, the Treasury sector outperformed. Mortgage backed securities returned 1.87%, supported by the U.S. government’s takeover of Fannie Mae and Freddie Mac. All other spread sectors underperformed. Investment grade corporate bonds returned -7.80%, pulled down by extreme weakness among the financial institutions subsector and softening conditions in the global economy. ABS and CMBS returned –3.72% and –5.83%, respectively.

October 2008

Volatility soared during October, as emotions and risk aversion caused violent movements in the financial markets. Although the U.S. Congress and governments in the Eurozone enacted bailout packages, investors feared that these measures were not enough to unfreeze credit markets and prevent recession. In a massive flight to quality, global stock markets plunged to new multi-year lows, commodity prices tumbled, and credit spreads widened. During the week ended October 10, the Dow Jones Industrial Average dropped below 8,000 for the first time since 2003. In response to recession worries and blocked credit, central banks in the United States, the United Kingdom, the Eurozone, Sweden, Canada, and Switzerland cut rates by 0.50% in an unprecedented coordinated move. Separately, the central banks in China, Australia, South Korea, Taiwan, and Hong Kong lowered benchmark lending rates. Central banks continued to inject liquidity throughout the month in an effort to stabilize financial markets and lower borrowing costs. The Fed cut its Fed funds target rate another 0.50% on October 29, to a level matching a half-century low, saying risks to the economy remain. In the final week of October, U.S. stocks bounced as money markets began to unfreeze and investors purchased stocks trading at depressed valuations. The S&P 500® Index rose over 10%, its largest weekly gain in 34 years.

*Effective November 3, 2008, the Lehman Brothers Aggregate Bond Index’s name was changed to the Barclays Capital Aggregate Bond Index.

Jackson Perspective 5 Fund

Mellon Capital Management Corporation

Objective: The investment objective of the Jackson Perspective 5 Fund is total return through capital appreciation and dividend income.

Portfolio Manager Commentary: For the year ended October 31, 2008, the Jackson Perspective 5 Fund posted a return of

-44.68% (Class A Shares at NAV) compared to -36.08% for the S&P 500® Index.

The Jackson Perspective 5 Fund holds a broad set of companies. Most of the companies are based in the U.S., but the Fund also holds five companies from the United Kingdom (“UK”) and five companies from Hong Kong. The Jackson Perspective 5 Fund seeks to achieve its objective by investing in the common stocks of all capitalization companies that are identified by a model based on the following 5 different specialized strategies: the DowSM 10 Strategy, a dividend yielding strategy; the S&P® 10 Strategy, a blended valuation-momentum strategy; the Global 15 Strategy, a dividend yielding strategy; the 25 Strategy, a dividend yielding strategy; and the Select Small-Cap Strategy, a small capitalization strategy. The securities for each strategy are selected only once every 13 months on a Stock Selection Date (the “rebalance”). The rebalance for the current year was January 31, 2008.

United Kingdom

The UK holding with the best return prior to the rebalance was Vodafone Group Plc (“Vodafone”). Vodafone, a global communication servicing company, which returned -6%, was down the least despite controversy over its joint venture with Vodacom Ltd. Upon rebalance, RSA Insurance Group Plc, a global commercial insurer, was one of the holdings added to the Fund. Due to its limited exposure to the volatile equity markets, RSA Insurance Group Plc, which returned 8%, was one of the companies in the Fund experiencing a positive return. GKN Plc, one of the Fund’s worst performing UK holdings, a UK based automotive and aerospace components manufacturer, returned -66% due to slumping global demand in automotive markets. The rising value of the British pound versus the U.S. dollar helped all five of the UK stocks held by the Fund.

The Hong Kong company with the best return over the course of the year was Cheung Kong Infrastructure Holdings Ltd., an investment holding and project management company, which had limited exposure to structured financial products, returned -4%. The Fund’s Hong Kong security with the lowest return for the year was Citic Pacific Ltd., a specialty steel manufacturer, which returned -87%.

United States

Prior to the Fund’s rebalance, Lindsay Corp., an irrigation equipment manufacturer, returned 24% due to strong earnings reports and SunOpta Inc., an organic food distributor returned -64% due to significant write-downs. Upon rebalance, Compass Minerals International Inc. (“Compass Minerals”), Amedisys Inc., and Flotek Industries Inc., were among the holdings that were added to the Fund. Compass Minerals, a salt producer, returned 31% due to strong sales and a favorable pricing environment. Amedisys Inc., a provider of home health services to the aging population, returned 32% due to strong revenue and income growth. Flotek Industries Inc., an oilfield services provider, returned -76% due to lower profit and earnings that failed to meet expectations. General Motors Corp., a U.S. based auto manufacturer, returned -85% due to lower SUV sales and high pension costs.

At year end, the three largest holdings in the Fund each bore negative performance during the past 12 months. Located in the United States, Pfizer Inc., a research-based, global pharmaceutical company returned -23%; General Electric Co., a diversified technology, media and financial services company, returned -50%; and AT&T Inc., a provider of telecommunications services, returned -32%.

Jackson Perspective 5 Fund (Class A)

	1 year	Since Inception (12/29/06)*
Total Return for Class A Shares
With Maximum Sales Load of 5.75%	-47.87%	-24.30%
Without Sales Load	-44.68%	-21.84%

Total Return for Class C Shares
With Contingent Deferred Sales Charge ("CDSC") of 1.00%	-45.67%	-22.36%
Without CDSC	-45.12%	-22.36%

*Average annual return.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares and includes a maximum sales charge of 5.75%. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one and combined Rule 12b-1 fees and services fees of up to 0.25% for Class A shares and up to 1.00% for Class C shares. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson Perspective Index 5 Fund

Mellon Capital Management Corporation

Objective: The investment objective of the Jackson Perspective Index 5 Fund is capital appreciation.

Portfolio Manager Commentary: For the year ended October 31, 2008, the Jackson Perspective Index 5 Fund posted a return of -32.24% (Class A Shares at NAV) compared to -36.61% for the Russell 3000® Index.

The Jackson Perspective Index 5 Fund holds a very broad set of securities representing five well known indices: the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index, MSCI EAFE Index, and the Lehman Brothers Aggregate Bond Index**. The Fund does not hold all of the securities making up the five indices, but samples from the securities in the five indices so that the Fund's portfolio characteristics are similar to the characteristics of the indices.

S&P 500® Index

The S&P 500® Index returned -36.08% for the year ended October 31, 2008. The security held from the S&P 500® Index that had the best return was National Oilwell Varco Inc., an oil and gas services company, which rose 151% following the rise in oil and gas prices. The security held from the S&P 500® Index that had the worst return was Countrywide Financial Corp., a mortgage company, which returned -62% on concerns surrounding the subprime mortgage troubles in the U.S. The largest security in the S&P 500® Index, Exxon Mobil Corp., was up 25%.

S&P MidCap 400® Index

The S&P MidCap 400® Index returned -36.46% for the year ended October 31, 2008. The security held from the S&P MidCap 400® Index that had the best return was Intuitive Surgical Inc., a manufacturer of robotic surgical systems, rose 245% on strong earnings and increasing demand for its product. The security held from the S&P MidCap 400® Index that had the worst performance was Radian Group Inc., a company that provides mortgage credit protection products for mortgage lenders, which returned -77% on concerns surrounding the subprime mortgage troubles in the U.S. The largest stock in the S&P MidCap 400® Index was Intuitive Surgical Inc., discussed above.

Russell 2000® Index

The Russell 2000® Index returned -29.02% for the year ended October 31, 2008. The security held from the Russell 2000® Index that had the best return was Onyx Pharmaceuticals Inc., a biopharmaceutical company, rose 334% on the success in clinical trials of a new liver cancer drug. The security held from the Russell 2000® Index that had the worst performance was Beazer Homes USA Inc., a homebuilder in the southern U.S., which returned -75% on the slowing home sales market in the U.S. and U.S. Securities and Exchange Commission investigation into the company. The largest stock in the Russell 2000® Index, Hologic Inc., was up 42%.

MSCI EAFE Index

The MSCI EAFE Index returned -43.54% in U.S. dollar terms for the year ended October 31, 2008. The security held from the MSCI EAFE Index that had the best return was Hong Kong Exchanges and Clearing Ltd., the owner and operator of the stock and futures exchange in Hong Kong, which rose 205% on expectations of an increase in share trading if Chinese individuals are allowed to invest in Hong Kong. The security held from the MSCI EAFE Index that had the worst performance was Casio Computer Co. Ltd., a manufacturer of watches and calculators, which returned -58% on missed earnings targets and lowered profit forecasts. The largest stock in the MSCI EAFE Index, BP Plc, was up 20%.

Lehman Brothers Aggregate Bond Index**

The Lehman Brothers Aggregate Bond Index** posted a return of 0.3%. Responding to growing concern that the fallout from the subprime mortgage situation would impact the broader economy, the Federal Reserve cut rates seven times during the year, lowering the rate from 4.50% on October 31, 2007 to 1.00% on October 29, 2008. Many of the economic indicators continued to drift lower especially from the housing sector where home sales dropped dramatically and housing starts slowed. Consumer confidence also declined coming in well below analysts expectations.

Jackson Perspective Index 5 Fund (Class A)

	1 year	Since Inception (12/28/06)*
Total Return for Class A Shares
With Maximum Sales Load of 5.75%	-36.13%	-17.77%
Without Sales Load	-32.24%	-15.09%

Total Return for Class C Shares
With Contingent Deferred Sales Charge ("CDSC") of 1.00%	-33.42%	-15.73%
Without CDSC	-32.75%	-15.73%

*Average annual return.

**Effective November 3, 2008, the Lehman Brothers Aggregate Bond Index named changed to the Barclays Capital Aggregate Bond Index.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares and includes a maximum sales charge of 5.75%. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one and combined Rule 12b-1 fees and services fees of up to 0.25% for Class A shares and up to 1.00% for Class C shares. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson Perspective 10 x 10 Fund

Jackson National Asset Management, LLC

Objective: The investment objective of the Jackson Perspective 10 X 10 Fund is capital appreciation and income which is generated from underlying affiliated Fund dividends.

Portfolio Manager Commentary: For the year ended October 31, 2008, the Jackson Perspective 10 X 10 Fund posted a return of -38.66% (Class A Shares at NAV) compared to -36.08% for the S&P 500® Index. The Fund seeks to achieve its objective by investing in the Jackson Perspective 5 Fund and the Jackson Perspective Index 5 Fund. The Jackson Perspective 5 Fund’s and the Jackson Perspective Index 5 Fund’s (“Underlying Funds”) investment objectives are described on page 4 and 5, respectively. The Underlying Funds' performance contributed to the results of the Fund proportionally based on the relative value to the Fund throughout the period. For the year ended October 31, 2008, the average daily investment between the Underlying Funds was 49.27% to the Jackson Perspective 5 Fund and 50.73% to the Jackson Perspective Index 5 Fund. Please refer to the Portfolio Manager Commentary for each Underlying Fund discussed previously.

Jackson Perspective 10 x 10 Fund (Class A)

	1 year	Since Inception (12/29/06)*
Total Return for Class A Shares
With Maximum Sales Load of 5.75%	-42.19%	-21.05%
Without Sales Load	-38.66%	-18.48%

Total Return for Class C Shares
With Contingent Deferred Sales Charge ("CDSC") of 1.00%	-39.67%	-19.04%
Without CDSC	-39.06%	-19.04%

*Average annual return.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares and includes a maximum sales charge of 5.75%. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one and combined Rule 12b-1 fees and services fees of up to 0.25% for Class A shares and up to 1.00% for Class C shares. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson Perspective Optimized 5 Fund

Mellon Capital Management Corporation

Objective: The investment objective of the Jackson Perspective Optimized 5 Fund is total return.

Portfolio Manager Commentary: For the year ended October 31, 2008, the Jackson Perspective Optimized 5 Fund posted a return of -48.81% (Class A Shares at NAV) compared to -36.08% for the S&P 500® Index.

The Jackson Perspective Optimized 5 Fund holds a broad set of companies, with most of the companies based in the U.S., but it also holds companies from the UK, Europe and Hong Kong. The Jackson Perspective Optimized 5 Fund seeks to achieve its objective by investing in the common stocks of all capitalization companies that are identified by a model based on the following five separate specialized strategies: the NASDAQ® 25 Strategy, a total return strategy; the Value Line® 30 Strategy, a capital appreciation strategy; the European 20 Strategy, a dividend yielding strategy; the Global 15 Strategy, a dividend yielding strategy; and the 25 Strategy, a dividend yielding strategy. The securities for each strategy are selected only once every 13 months on a Stock Selection Date (the “rebalance”). The rebalance for the year was January 31, 2008.

United Kingdom

The UK holding with the best return was HSBC Holdings PLC (“HSBC”) ( -15%). HSBC, a worldwide provider of financial services, maintained its business practices and was able to refuse funding from European Union Central Banks despite the global credit crisis. The Fund’s UK security with the lowest return was The Royal Bank of Scotland Group Plc. (-83%), a financial holding company, which fell due to a decline in its credit rating.

Europe

The European security with the best return was Deutsche Telekom AG ( -11%), a provider of integrated telecommunication services, which faced stiff competition in its domestic wireless business and ongoing challenges in its information technology division. The Fund’s European holding with the lowest return was ING Groep N.V. ( -76%), a global financial institution which was down on ratings cuts due to write-downs.

Hong Kong

The Hong Kong company with the best return over the course of the year was Cheung Kong Infrastructure Holdings Ltd. ( -4%), an investment holding and project management company, which had limited exposure to structured financial products. The Fund’s Hong Kong security with the lowest return for the year was Citic Pacific Ltd. ( -87%), a specialty steel manufacturer experiencing losses related to the credit crisis.

United States

The U.S. holdings with the best return were Priceline.com Inc. (17%), prior to the Fund’s rebalance, and Amedisys, Inc. (32%), after the Fund’s rebalance. Priceline.com Inc, an online travel company, gained on strong earnings reports. Amedisys Inc., a provider of home health services to the aging population, gained on strong revenue and income growth.

Two stocks with the lowest returns and impacting the Fund’s performance over the course of the year were General Motors Corp. (“GM”) (-85%) and NVIDIA Corp. (-75%). GM, a U.S. based auto manufacturer, fell on lower SUV sales and high pension costs. NVIDIA Corp., a developer of 3-D graphics processors and software, fell on lower revenue and margins due to end market weaknesses.

At year end, the three largest holdings in the Fund, all located in the U.S., each bore negative performance during the past 12 months. Teva Pharmaceutical Industries Ltd., specializing in generic drugs, returned -1%. Oracle Corp., an enterprise software company, returned -17%. Express Scripts, Inc., engaged in pharmacy benefit management, returned -3%.

Jackson Perspective Optimized 5 Fund (Class A)

	1 year	Since Inception (12/29/06)*
Total Return for Class A Shares
With Maximum Sales Load of 5.75%	-51.75%	-23.99%
Without Sales Load	-48.81%	-21.51%

Total Return for Class C Shares
With Contingent Deferred Sales Charge ("CDSC") of 1.00%	-49.67%	-22.08%
Without CDSC	-49.17%	-22.08%

*Average annual return.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares and includes a maximum sales charge of 5.75%. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one and combined Rule 12b-1 fees and services fees of up to 0.25% for Class A shares and up to 1.00% for Class C shares. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson Perspective VIP Fund

Mellon Capital Management Corporation

Objective: The investment objective of the Jackson Perspective VIP Fund is total return.

Portfolio Manager Commentary: For the period ended October 31, 2008, the Jackson Perspective VIP Fund posted a return of -39.80% (Class A Shares at NAV) compared to -33.20% for the S&P 500® Index.

United Kingdom

The UK holding with the best return was HSBC Holdings Plc (-6%) (“HSBC”). HSBC, a worldwide provider of financial services, maintained its prudent business practices and was able to refuse funding from European Union Central Banks despite the global credit crisis. The Fund’s UK security with the lowest return was HBOS Plc. (-85%). HBOS Plc, also a banking and financial services company, was down as a result of its exposure to the UK housing market and reports of a proposed takeover.

Europe

The European holding with the best return was France Telecom (-13%). France Telecom, a communications services business, maintained the company’s targets and reported that its main operations remained stable amid the difficult financial environment. The Fund’s European security with the lowest return was Fortis SA/NV (-95%). Fortis SA/NV, a provider of banking and insurance services, was down after liquidity issues led to a corporate restructure and a subsequent outline for a drastically reduced company.

United States and Canada

The U.S. holdings with the best returns were Amedisys Inc. (16%) and Compass Minerals International Inc. (35%) (“Compass Minerals”). Amedisys Inc., a provider of home health services to the aging population, gained on strong revenue and income growth. Compass Minerals, a salt producer, was up on strong sales and a favorable pricing environment.

Two stocks with the lowest returns and impacting the Fund’s performance were Taseko Mines Ltd. (-81%) (“Taseko”) and Pinnacle Airlines Corp. (-82%) (“Pinnacle”). Taseko, a Canadian mining company, was down on news that delays in the production ramp up of the Gibralter operation, one of its main assets, significantly impacted operating profit. Pinnacle, an airline holding company, was down due to reports of special charges, additional operating losses and below agreed upon levels of operating performance.

At year end, the three largest holdings in the Fund, all located in the United States, each bore a negative performance during the past 12 months. International Business Machines Corp., an information technology company, returned -18%. Microsoft Corp., a company engaged in software products for computing devices, returned -38%. Walt Disney Co., a worldwide entertainment company, returned -24%.

Since Inception (12/27/07)
Total Return for Class A Shares
With Maximum Sales Load of 5.75%	-43.26%
Without Sales Load	-39.80%

Total Return for Class C Shares
With Contingent Deferred Sales Charge ("CDSC") of 1.00%	-40.50%
Without CDSC	-39.90%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares and includes a maximum sales charge of 5.75%. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one and combined Rule 12b-1 fees and services fees of up to 0.25% for Class A shares and up to 1.00% for Class C shares. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson Perspective S&P 4 Fund

Standard & Poor’s Investment Advisory Services, LLC

Objective: The Jackson Perspective S&P 4 Fund’s investment objective is capital appreciation.

Portfolio Manager Commentary: For the period ended October 31, 2008, the Jackson Perspective S&P 4 Fund posted a return of -32.10% (Class A Shares at NAV) compared to -33.20% for the S&P 500® Index.

The Jackson Perspective S&P 4 Fund holds a broad set of companies and is constructed by blending four distinct strategies: the S&P Competitive Advantage Strategy, the S&P Dividend Income and Growth Strategy, the S&P Intrinsic Value Strategy and the S&P Total Yield Strategy. The investment process is based on a number of quantitative factors. The blended portfolio tends to exhibit a value orientation, as various valuation ratios are the major drivers of stock selection.

In the wake of the collapse of Bear Stearns last March, Standard & Poor’s Investment Advisory Services, LLC expected the improvement in market conditions to persist. This expectation was related to the bolstered liquidity furnished by the Fed in addition to its implementation of longer terms to maturity in its term auction facility program. However, the bankruptcy filing by Lehman Brothers Inc. triggered a string of events that caused the market to fall significantly. The S&P 500® declined almost 9% in the month of September alone, following a gain of 1.5% in August and a loss of 0.8% in July. After a brief relief rally, spurred by signs that overall liquidity and the credit markets were improving, the S&P 500® Index ended down 17% for the month of October.

Some of the holdings with the best returns were Family Dollar Stores Inc., which operates a chain of neighborhood retail discount stores in the U.S, rose 18%; UST Inc., a manufacturer and marketer of various smokeless tobacco products and premium wines in the U.S., returned 23%; Electronic Data System Corp. acquired by Hewlett-Packard Development Co. LP, rose 26%; Autozone, a specialty retailer and distributor of automotive replacement parts and accessories, rose 18%; and Safeco Corp., a property and casualty insurance company acquired by Liberty Mutual Insurance Co, rose 21%.

Some securities that hurt the Fund’s performance were Gannett Co. Inc., which operates a news and information company in the U.S. and UK, with a return of -68%; Brunswick Corp., a manufacturer and marketer of boats, returned -83%; Rockwell Automation Inc., which provides industrial automation power, control, and information solutions in the U.S. and internationally, returned -58%; Masco Corp., a manufacturer and distributor, of home improvement and building products, returned -52%; and Radioshack Corp., a retailer of consumer electronic goods and services, returned -31%.

Since Inception (12/27/07)
Total Return for Class A Shares
With Maximum Sales Load of 5.75%	-36.00%
Without Sales Load	-32.10%

Total Return for Class C Shares
With Contingent Deferred Sales Charge ("CDSC") of 1.00%	-33.18%
Without CDSC	-32.50%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers presented in the chart above relate to Class A shares and includes a maximum sales charge of 5.75%. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75% for Class A shares and a contingent deferred sales charge of 1.00% for Class C shares in year one and combined Rule 12b-1 fees and services fees of up to 0.25% for Class A shares and up to 1.00% for Class C shares. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Jackson FundsSM
Schedules of Investments
October 31, 2008

	Shares/Par	Value
Jackson Perspective 5 Fund
COMMON STOCKS - 100.4%
CONSUMER DISCRETIONARY - 10.4%
Amerigon Inc. (b) (f)	2,801	$13,445
ATC Technology Corp. (b)	2,500	54,825
Autoliv Inc.	8,090	172,802
Blue Nile Inc. (b) (f)	1,866	57,062
Buckle Inc. (f)	5,171	136,191
Carnival Corp.	9,177	233,096
DR Horton Inc. (f)	23,391	172,626
General Motors Corp. (f)	59,678	344,939
Genuine Parts Co.	9,226	363,043
GKN Plc	129,276	247,890
Ladbrokes Plc	113,380	288,939
Limited Brands Inc.	21,210	254,096
Matthews International Corp. - Class A	3,568	159,240
Newell Rubbermaid Inc.	16,923	232,691
Pre-Paid Legal Services Inc. (b) (f)	1,458	57,562
Shaw Communications Inc.	20,565	366,057
Warnaco Group Inc. (b)	5,224	155,727
		3,310,231
CONSUMER STAPLES - 11.8%
Altria Group Inc.	13,461	258,317
Archer-Daniels-Midland Co.	23,023	477,267
ConAgra Foods Inc.	18,823	327,897
Hershey Co.	11,201	417,125
HJ Heinz Co.	9,529	417,561
Kimberly-Clark Corp.	6,177	378,588
Kraft Foods Inc. - Class A	13,857	403,793
Philip Morris International Inc.	13,381	581,672
Ruddick Corp.	5,550	158,951
SYSCO Corp.	13,953	365,569
		3,786,740
ENERGY - 11.5%
Arena Resources Inc. (b)	3,959	120,670
Atlas America Inc.	4,605	105,501
Berry Petroleum Co. - Class A (f)	4,879	113,681
Bristow Group Inc. (b)	2,731	67,647
Carrizo Oil & Gas Inc. (b)	3,177	74,310
Enbridge Inc.	10,232	354,027
Encore Acquisition Co. (b)	6,213	193,535
Golar LNG Ltd.	7,551	51,648
Gulfport Energy Corp. (b)	5,050	35,602
Hess Corp.	11,171	672,606
Hornbeck Offshore Services Inc. (b)	2,996	71,305
Murphy Oil Corp.	13,800	698,832
NATCO Group Inc. (b)	2,084	44,055
Smith International Inc.	18,714	645,259
TransCanada Corp. (f)	10,325	312,848

Tsakos Energy Navigation Ltd. (f)	4,413	109,178
		3,670,704
FINANCIALS - 8.7%
BOC Hong Kong Holdings Ltd.	273,500	313,138
Citigroup Inc.	59,947	818,277
GAMCO Investors Inc. (f)	3,261	124,146
JPMorgan Chase & Co.	21,345	880,481
Navigators Group Inc. (b)	1,942	98,091
RSA Insurance Group Plc	250,874	557,902
		2,792,035
HEALTH CARE - 17.8%
Air Methods Corp. (b) (f)	1,433	24,045
Albany Molecular Research Inc. (b)	3,776	47,766
Alliance Imaging Inc. (b)	5,951	48,501
Amedisys Inc. (b)	3,028	170,809
Bio-Reference Labs Inc. (b) (f)	1,547	38,040
Bruker Corp. (b)	12,102	49,497
Chemed Corp.	2,756	120,685
Eclipsys Corp. (b)	6,221	92,382
Eli Lilly & Co.	7,940	268,531
Express Scripts Inc. (b)	15,037	911,393
Humana Inc. (b)	12,625	373,574
Kendle International Inc. (b)	1,661	30,013
Martek Biosciences Corp. (f)	3,741	111,594
Medco Health Solutions Inc. (b)	20,267	769,133
Merck & Co. Inc.	21,928	678,672
Meridian Bioscience Inc.	4,572	112,380
MWI Veterinary Supply Inc. (b) (f)	1,377	47,686
Omnicell Inc. (b)	3,886	42,668
Pfizer Inc.	72,363	1,281,549
Phase Forward Inc. (b)	4,862	69,381
Quidel Corp. (b)	3,714	58,718
RehabCare Group Inc. (b)	2,075	35,545
Res-Care Inc. (b)	3,310	51,007
Sun Healthcare Group Inc. (b)	4,947	56,792
SurModics Inc. (b)	2,068	54,802
Symmetry Medical Inc. (b)	4,079	52,701
Wright Medical Group Inc. (b)	4,193	97,194
		5,695,058
INDUSTRIALS - 10.3%
Avery Dennison Corp.	7,894	276,448
AZZ Inc. (b)	1,385	40,414
Badger Meter Inc. (f)	1,660	41,832
CBIZ Inc. (b)	7,391	59,867
Chart Industries Inc. (b)	3,213	43,761
Citic Pacific Ltd.	137,000	111,417
COSCO Pacific Ltd.	337,500	245,774
Cubic Corp.	3,069	68,285
Deere & Co.	11,552	445,445
Ducommun Inc.	1,226	24,753
DynCorp International Inc. (b)	6,553	86,631
EnerSys (b)	5,452	72,075
General Electric Co.	47,787	932,324

GeoEye Inc. (b) (f)	2,004	43,367
Healthcare Services Group	4,849	80,299
Heico Corp.	2,520	96,944
Huron Consulting Group Inc. (b) (f)	2,130	115,808
Kaman Corp. - Class A	2,799	71,458
KHD Humboldt Wedag International Ltd. (b)	3,464	59,165
LB Foster Co. (b)	1,265	34,788
Michael Baker Corp. (b)	1,020	24,308
Northwest Pipe Co. (b)	1,064	30,569
Orbital Sciences Corp. (b)	6,768	138,676
Robbins & Myers Inc.	4,025	82,110
Rush Enterprises Inc. - Class A (b)	4,139	38,782
Sun Hydraulics Corp.	1,854	38,823
		3,304,123
INFORMATION TECHNOLOGY - 5.7%
Actuate Corp. (b)	7,186	20,408
Advent Software Inc. (b) (f)	3,041	56,988
Art Technology Group Inc. (b)	14,753	28,768
Atheros Communications Inc. (b) (f)	6,501	116,823
Bankrate Inc. (b) (f)	2,111	69,473
Checkpoint Systems Inc. (b)	4,518	56,972
Comtech Telecommunications Corp. (b)	2,726	131,993
DG FastChannel Inc. (b)	2,129	37,705
EMS Technologies Inc. (b)	1,838	38,414
EPIQ Systems Inc. (b)	3,994	54,278
GigaMedia Ltd. (b)	6,115	36,629
Informatica Corp. (b)	10,048	141,174
Logica Plc	315,390	351,106
Microsemi Corp. (b)	8,892	193,312
NetLogic Microsystems Inc. (b) (f)	2,433	51,385
Novatel Wireless Inc. (b)	3,685	19,199
Omnivision Technologies Inc. (b)	6,288	50,870
Open Text Corp. (b) (f)	5,855	151,937
Pericom Semiconductor Corp. (b)	3,042	23,728
Power Integrations Inc. (b)	3,408	71,534
Stratasys Inc. (b) (f)	2,497	30,164
TheStreet.com Inc.	3,358	13,232
VASCO Data Security International (b)	4,227	47,892
Vocus Inc. (b)	2,063	34,720
		1,828,704
MATERIALS - 10.6%
Bemis Co. Inc.	14,911	370,389
Compass Minerals International Inc.	3,708	203,680
EI Du Pont de Nemours & Co.	22,465	718,880
Flotek Industries Inc. (b)	2,130	10,545
Hecla Mining Co. (b) (f)	13,862	34,516
Koppers Holdings Inc.	2,418	57,524
LSB Industries Inc. (b)	2,393	19,670
MeadWestvaco Corp.	14,570	204,417
Olympic Steel Inc.	1,190	27,203
PPG Industries Inc.	6,179	306,355
RPM International Inc.	18,905	268,451
Schnitzer Steel Industries Inc. - Class A (f)	3,276	88,223

Sonoco Products Co.	13,238	333,333
Taseko Mines Ltd. (b) (f)	16,652	15,486
Teck Cominco Ltd. - Class B	12,621	123,812
United States Steel Corp.	9,926	366,071
Weyerhaeuser Co.	5,974	228,326
		3,376,881
TELECOMMUNICATION SERVICES - 9.7%
AT&T Inc.	43,971	1,177,104
BCE Inc. (f)	11,661	338,286
BT Group Plc	131,125	246,390
FairPoint Communications Inc.	559	2,224
PCCW Ltd. (i)	1,204,000	490,731
Premiere Global Services Inc. (b)	7,084	70,485
Verizon Communications Inc.	26,133	775,366
		3,100,586
UTILITIES - 3.9%
Cheung Kong Infrastructure Holdings Ltd.	178,826	655,029
Public Service Enterprise Group Inc.	21,134	594,922
		1,249,951

Total Common Stocks (cost $51,504,581)		32,115,013

SHORT TERM INVESTMENTS - 7.6%
Mutual Funds - 0.8%
JNL Money Market Fund, 1.80% (a) (e)	257,014	257,014

Securities Lending Collateral - 6.8%
Mellon GSL DBT II Collateral Fund, 2.68% (a) (e)	2,208,707	2,161,882
Mellon GSL Reinvestment Trust II (a) (b) (i) (j)	72,345	3,907
		2,165,789

Total Short Term Investments (cost $2,538,066)		2,422,803

Total Investments - 108.0% (cost $54,042,647)		34,537,816
Other Assets and Liabilities, Net - (8.0%)		-2,561,678
Total Net Assets - 100%		$31,976,138

Jackson Perspective Index 5 Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 71.1%
CONSUMER DISCRETIONARY - 8.2%
Comcast Corp. - Class A	2,753	$43,387
Toyota Industries Corp. (f)	300	6,773
Toyota Motor Corp.	2,400	93,722
Volkswagen AG	124	78,909
Other Securities		3,229,539
		3,452,330
CONSUMER STAPLES - 5.4%
Coca-Cola Co.	1,801	79,352
Coca-Cola Enterprises Inc.	289	2,904
Coca-Cola Hellenic Bottling Co. SA	136	1,898
Coca-Cola West Holdings Co. Ltd. (f)	300	6,017
Nestle SA	3,340	129,883

Pepsi Bottling Group Inc.	252	5,826
PepsiAmericas Inc.	630	11,926
PepsiCo Inc.	1,426	81,296
Philip Morris International Inc.	1,891	82,202
Procter & Gamble Co.	2,749	177,420
Wal-Mart Stores Inc.	2,118	118,206
Other Securities		1,565,735
		2,262,665
ENERGY - 6.2%
BP Plc	16,511	134,589
Chevron Corp.	1,814	135,324
ConocoPhillips	1,417	73,712
Exxon Mobil Corp.	4,740	351,329
Royal Dutch Shell Plc - Class A	3,019	82,946
Royal Dutch Shell Plc - Class B	2,283	61,896
Total SA	1,868	102,765
Other Securities		1,640,131
		2,582,692
FINANCIALS - 14.0%
Bank of America Corp.	4,505	108,886
Bank of New York Mellon Corp. (a)	1,020	33,252
Citigroup Inc.	4,722	64,455
HSBC Holdings Plc	10,230	121,166
JPMorgan Chase & Co.	3,317	136,826
Merrill Lynch & Co. Inc.	1,380	25,654
Morgan Stanley	898	15,688
Prudential plc (a)	1,869	9,389
Wachovia Corp. (f)	1,819	11,660
Wells Fargo & Co.	3,272	111,412
Other Securities		5,273,630
		5,912,018
HEALTH CARE - 8.8%
Abbott Laboratories	1,377	75,942
GlaxoSmithKline Plc	4,605	88,526
Johnson & Johnson	2,470	151,510
Merck & Co. Inc.	1,889	58,465
Novartis AG	1,865	94,664
Pfizer Inc.	6,053	107,199
Other Securities		3,111,790
		3,688,096
INDUSTRIALS - 9.5%
General Electric Co.	9,406	183,511
Other Securities		3,788,962
		3,972,473
INFORMATION TECHNOLOGY - 9.2%
Apple Inc. (b)	797	85,749
Cisco Systems Inc. (b)	5,364	95,318
Hewlett-Packard Co.	2,268	86,819
Intel Corp.	5,189	83,024
International Business Machines Corp.	1,217	113,144
Microsoft Corp.	7,145	159,548
Other Securities		3,245,722
		3,869,324

MATERIALS - 3.8%
BHP Billiton Ltd.	2,872	55,175
BHP Billiton Plc	2,041	34,657
Other Securities		1,487,953
		1,577,785
TELECOMMUNICATION SERVICES - 1.8%
AT&T Inc.	5,319	142,390
Telefonica SA	3,720	68,876
Verizon Communications Inc.	2,565	76,104
Vodafone Group Plc	44,226	85,078
Other Securities		393,395
		765,843
UTILITIES - 4.2%
Other Securities		1,761,325

Total Common Stocks (cost $45,996,683)		29,844,551

PREFERRED STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Volkswagen AG	90	5,550
Other Securities		5,244
		10,794
CONSUMER STAPLES - 0.0%
Other Securities		4,544

FINANCIALS - 0.1%
Other Securities		20,367

HEALTH CARE - 0.2%
Roche Holding AG	611	93,438
Other Securities		2,539
		95,977
INDUSTRIALS - 0.0%
Other Securities		10,282

TELECOMMUNICATION SERVICES - 0.0%
Other Securities		5,017

Total Preferred Stocks (cost $225,614)		146,981

RIGHTS - 0.0%
Other Securities		219

Total Rights (cost $0)		219

WARRANTS - 0.0%
Other Securities		-

Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.4%
Banc of America Commercial Mortgage Inc.
REMIC, 5.77%, 05/10/45 (d)	$75,000	48,967

GMAC Commercial Mortgage Securities Inc.,
6.96%, 09/15/35	98,923	97,568
JPMorgan Chase Commercial Mortgage Securities
Corp., 5.56%, 04/15/43 (d)	75,000	62,827
Merrill Lynch Mortgage Trust, 4.75%, 06/12/43 (d)	75,000	59,481
Morgan Stanley Capital I, 5.47%, 03/12/44 (d)	100,000	61,868
Wachovia Bank Commercial Mortgage Trust
REMIC, 5.50%, 10/15/48	75,000	67,333
5.74%, 06/15/49 (d)	50,000	37,315
Other Securities		162,570

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $736,948)		597,929

CORPORATE BONDS AND NOTES - 5.3%
CONSUMER DISCRETIONARY - 0.4%
Comcast Cable Communications Holdings Inc.,
8.38%, 03/15/13	35,000	33,953
Comcast Corp.
5.50%, 03/15/11	10,000	9,549
6.45%, 03/15/37	2,000	1,535
Other Securities		126,043
		171,080
CONSUMER STAPLES - 0.4%
Coca-Cola Enterprises Inc., 8.50%, 02/01/22	16,000	16,871
Pepsi Bottling Group Inc., 7.00%, 03/01/29	10,000	9,372
Wal-Mart Stores Inc.
4.13%, 07/01/10	50,000	50,195
5.80%, 02/15/18	15,000	14,396
Other Securities		87,936
		178,770
ENERGY - 0.4%
ConocoPhillips Holding Co., 6.95%, 04/15/29	8,000	6,973
Other Securities		140,225
		147,198
FINANCIALS - 2.3%
Bank of America Corp.
5.63%, 10/14/16	50,000	42,909
5.75%, 12/01/17	5,000	4,306
Citigroup Inc., 6.63%, 06/15/32	50,000	36,363
General Electric Capital Corp.
5.38%, 10/20/16	50,000	41,193
5.88%, 01/14/38	10,000	7,133
6.38%, 11/15/67 (d)	20,000	12,933
HSBC Finance Corp., 6.38%, 10/15/11	50,000	46,109
JPMorgan Chase & Co.,
4.50%, 10/28/10	25,000	24,300
5.15%, 10/01/15	50,000	43,532
6.40%, 10/02/17	5,000	4,444
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	25,000	21,124
6.88%, 04/25/18	5,000	4,441
Morgan Stanley, 4.75%, 04/01/14	50,000	35,562

Wachovia Corp.
5.25%, 08/01/14	25,000	20,838
5.63%, 10/15/16	5,000	3,910
Wells Fargo & Co.
4.88%, 01/12/11 (f)	50,000	49,932
5.63%, 12/11/17	5,000	4,411
Other Securities		571,175
		974,615
HEALTH CARE - 0.4%
Abbott Laboratories, 5.60%, 05/15/11	50,000	51,130
Merck & Co. Inc., 4.75%, 03/01/15	50,000	45,980
Other Securities		89,904
		187,014
INDUSTRIALS - 0.2%
Other Securities		88,030

INFORMATION TECHNOLOGY - 0.2%
International Business Machines Corp.,
8.38%, 11/01/19	25,000	26,792
Other Securities		33,731
		60,523
MATERIALS - 0.1%
Other Securities		32,294

TELECOMMUNICATION SERVICES - 0.5%
AT&T Inc.
5.10%, 09/15/14	25,000	21,835
5.63%, 06/15/16 (f)	5,000	4,389
Telefonica Europe BV, 7.75%, 09/15/10	20,000	19,362
Verizon Global Funding Corp., 7.38%, 09/01/12	50,000	48,951
Verizon Virginia Inc., 4.63%, 03/15/13	25,000	20,989
Vodafone Group Plc, 5.00%, 12/16/13	28,000	24,455
Other Securities		80,984
		220,965
UTILITIES - 0.4%
Other Securities		148,611

Total Corporate Bonds and Notes (cost $2,608,181)		2,209,100

GOVERNMENT AND AGENCY OBLIGATIONS - 18.8%
GOVERNMENT SECURITIES - 6.5%
Sovereign - 0.4%
Other Securities		178,731

U.S. Treasury Securities - 6.1%
U.S. Treasury Bond
11.25%, 02/15/15 (f)	84,000	119,333
9.13%, 05/15/18 (f)	4,000	5,460
8.88%, 02/15/19 (f)	72,000	96,992
8.75%, 08/15/20 (f)	115,000	155,870
7.88%, 02/15/21 (f)	40,000	51,203
8.00%, 11/15/21 (f)	31,000	40,310
6.25%, 08/15/23 (f)	38,000	43,504

7.63%, 02/15/25 (f)	3,000	3,995
6.63%, 02/15/27 (f)	50,000	61,258
6.13%, 11/15/27 (f)	40,000	46,712
6.13%, 08/15/29 (f)	54,000	64,049
5.38%, 02/15/31 (f)	53,000	57,989
4.50%, 02/15/36 (f)	48,000	48,889
4.38%, 02/15/38 (f)	25,000	25,074
U.S. Treasury Note
3.50%, 11/15/09 (f)	30,000	30,621
3.13%, 11/30/09 (f)	240,000	244,163
3.50%, 02/15/10 (f)	185,000	189,885
1.75%, 03/31/10 (f)	150,000	150,504
2.88%, 06/30/10 (f)	100,000	102,289
2.75%, 07/31/10 (f)	70,000	71,608
5.75%, 08/15/10 (f)	40,000	43,075
4.50%, 02/28/11 (f)	96,000	102,765
4.88%, 04/30/11	30,000	32,433
4.88%, 07/31/11 (f)	96,000	104,122
4.63%, 02/29/12 (f)	100,000	108,586
4.50%, 04/30/12	52,000	56,306
4.13%, 08/31/12 (f)	30,000	32,264
4.25%, 09/30/12 (f)	15,000	16,222
4.00%, 11/15/12 (f)	10,000	10,702
3.38%, 11/30/12 (f)	85,000	88,918
3.88%, 02/15/13	10,000	10,566
3.63%, 05/15/13 (f)	32,000	33,375
4.00%, 02/15/14 (f)	18,000	19,052
4.25%, 08/15/14	42,000	45,114
4.00%, 02/15/15	55,000	57,475
5.13%, 05/15/16 (f)	35,000	37,939
4.63%, 11/15/16 (f)	130,000	136,256
		2,544,878
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 12.3%
Federal Home Loan Bank - 0.8%
Federal Home Loan Bank
4.38%, 09/17/10 (f)	120,000	122,396
4.63%, 02/18/11 (f)	100,000	102,839
4.88%, 11/18/11 (f)	65,000	67,462
4.50%, 09/16/13 (f)	50,000	50,211
		342,908
Federal Home Loan Mortgage Corp. - 2.8%
Federal Home Loan Mortgage Corp.
5.13%, 07/15/12	45,000	47,030
4.38%, 07/17/15 (f)	35,000	34,342
5.25%, 04/18/16	100,000	101,696
6.00%, 11/01/22	56,075	56,455
6.25%, 07/15/32 (f)	20,000	21,715
6.00%, 12/11/33, TBA (c)	310,000	308,838
6.00%, 06/01/35	63,784	63,868
4.40%, 12/01/35 (d)	42,953	43,145
5.50%, 12/01/35, TBA (c)	80,000	77,925
6.50%, 12/01/36, TBA (c)	40,000	40,462

6.50%, 03/01/37	79,748	80,875
5.50%, 11/01/37	184,974	180,492
5.50%, 08/01/38	129,732	126,589
		1,183,432
Federal National Mortgage Association - 7.9%
Federal National Mortgage Association
4.75%, 11/19/12 (f)	30,000	30,715
4.13%, 04/15/14	40,000	39,642
4.38%, 10/15/15	17,000	16,609
5.00%, 02/13/17 (f)	30,000	29,553
5.00%, 06/01/18	10,379	10,231
4.50%, 10/01/18	200,969	193,131
5.00%, 07/01/19	180,666	177,516
5.50%, 10/01/19	207,261	207,439
5.00%, 12/01/26	213,996	204,812
6.63%, 11/15/30 (f)	55,000	62,160
6.00%, 11/01/32	19,247	19,312
6.00%, 11/01/32	7,609	7,636
6.00%, 03/01/33	28,658	28,755
5.00%, 06/01/33	556,447	528,358
5.50%, 06/01/33	441,359	432,233
6.00%, 09/01/33	31,269	31,345
6.00%, 02/01/34	82,928	83,286
6.00%, 03/01/34	22,637	22,671
5.00%, 06/01/34	86,754	82,320
4.44%, 08/01/34 (d)	51,488	51,629
6.00%, 08/01/34	9,249	9,272
5.50%, 12/01/34	233,135	228,169
5.00%, 12/13/35, TBA (c)	128,000	121,080
5.60%, 07/01/36 (d)	116,621	117,762
7.00%, 09/01/36	33,092	34,036
6.00%, 02/01/37	195,900	195,910
5.84%, 04/01/37 (d)	59,077	59,825
6.00%, 04/01/37	134,080	134,087
5.50%, 06/01/37	36,919	36,090
5.23%, 01/01/38 (d)	46,666	46,940
4.50%, 03/01/38	69,259	62,912
		3,305,436
Government National Mortgage Association - 0.8%
Government National Mortgage Association
5.50%, 10/15/35	191,412	188,017
6.00%, 11/15/36	28,937	28,978
6.50%, 12/15/37	110,707	112,010
		329,005

Total Government and Agency Obligations (cost $7,930,564)		7,884,390

SHORT TERM INVESTMENTS - 21.9%
Mutual Funds - 4.2%
JNL Money Market Fund, 1.80% (a) (e)	1,754,349	1,754,349

Securities Lending Collateral - 17.3%
Mellon GSL DBT II Collateral Fund, 2.68% (a) (e)	7,410,205	7,253,109

Mellon GSL Reinvestment Trust II (a) (b) (i) (j)	170,664	9,216
		7,262,325
U.S. Treasury Securities - 0.4%
U.S. Treasury Bill, 0.75%, 12/18/08 (h)	165,000	164,862

Total Short Term Investments (cost $9,500,057)		9,181,536

Total Investments - 118.8% (cost $66,998,047)		49,864,706
Other Assets and Liabilities, Net - (18.8%)		-7,877,647
Total Net Assets - 100%		$41,987,059

Jackson Perspective 10 x 10 Fund (m)
INVESTMENT FUNDS - 100.2%
Jackson Perspective 5 Fund (a)	574,862	$3,598,633
Jackson Perspective Index 5 Fund (a)	574,862	4,156,249

Total Investment Funds (cost $11,555,359)		7,754,882

Total Investments - 100.2% (cost $11,555,359)		7,754,882
Other Assets and Liabilities, Net - (0.2%)		-16,709
Total Net Assets - 100%		$7,738,173

Jackson Perspective Optimized 5 Fund
COMMON STOCKS - 100.3%
CONSUMER DISCRETIONARY - 14.1%
Apollo Group Inc. - Class A (b)	8,800	$ 611,688
Autoliv Inc.	3,592	76,725
Bed Bath & Beyond Inc. (b)	7,608	196,058
Carnival Corp.	4,152	105,461
DeVry Inc.	1,709	96,883
DR Horton Inc.	10,821	79,859
Expedia Inc. (b)	7,991	75,994
Fossil Inc. (b)	2,795	50,730
GameStop Corp. - Class A (b)	3,820	104,630
General Motors Corp.	12,577	72,695
Genuine Parts Co.	4,143	163,027
GKN Plc	68,745	131,820
Ladbrokes Plc	59,453	151,511
Liberty Global Inc. - Class A (b)	9,943	163,960
Limited Brands Inc.	9,710	116,326
Newell Rubbermaid Inc.	7,605	104,569
Shaw Communications Inc.	9,358	166,572
Staples Inc.	20,319	394,798
Volvo AB - Class B	34,689	181,272
Wynn Resorts Ltd.	3,327	200,951
		3,245,529
CONSUMER STAPLES - 4.9%
ConAgra Foods Inc.	8,453	147,251
Fresh Del Monte Produce Inc. (b)	3,019	63,731
Hershey Co.	5,094	189,701
HJ Heinz Co.	4,334	189,916
Kimberly-Clark Corp.	2,808	172,102
Kraft Foods Inc. - Class A	6,301	183,611

SYSCO Corp.	6,349	166,344
		1,112,656
ENERGY - 6.4%
Cameron International Corp. (b)	5,197	126,079
Enbridge Inc.	4,557	157,672
ENI SpA	14,277	340,766
IHS Inc. (b)	1,556	55,067
Southwestern Energy Co. (b)	8,108	288,807
StatoilHydro ASA	17,815	358,324
TransCanada Corp.	4,639	140,562
		1,467,277
FINANCIALS - 10.7%
Barclays Plc	49,335	141,423
BOC Hong Kong Holdings Ltd.	145,000	166,015
Citigroup Inc.	12,698	173,328
Credit Agricole SA	15,189	219,740
Deutsche Bank AG	4,141	154,695
Fortis	20,981	24,307
HBOS Plc	33,927	55,553
HSBC Holdings Plc	30,542	361,746
ING Groep NV	14,356	134,664
Lloyds TSB Group Plc	53,065	171,512
Nordea Bank AB	34,369	275,472
Royal Bank of Scotland Group Plc	61,405	67,639
RSA Insurance Group Plc	132,829	295,389
Societe Generale - Class A	3,739	203,794
		2,445,277
HEALTH CARE - 12.6%
Amedisys Inc. (b)	2,236	126,133
Charles River Laboratories International Inc. (b)	1,589	56,933
Covance Inc. (b)	1,514	75,700
DENTSPLY International Inc.	4,411	134,006
Eli Lilly & Co.	3,530	119,385
Express Scripts Inc. (b)	13,284	805,143
Henry Schein Inc. (b)	2,616	122,455
Hologic Inc. (b)	7,303	89,389
Patterson Cos. Inc. (b)	4,035	102,207
Perrigo Co.	3,098	105,332
Pfizer Inc.	15,310	271,140
Teva Pharmaceutical Industries Ltd. - ADR	20,700	887,616
		2,895,439
INDUSTRIALS - 7.2%
AGCO Corp. (b)	2,137	67,358
Avery Dennison Corp.	3,508	122,850
Citic Pacific Ltd.	71,000	57,742
Copart Inc. (b)	2,304	80,410
COSCO Pacific Ltd.	176,000	128,166
Deere & Co.	10,378	400,176
FTI Consulting Inc. (b)	1,748	101,821
General Electric Co.	10,123	197,500
Jacobs Engineering Group Inc. (b)	2,850	103,826
Joy Global Inc.	3,095	89,693
Ryanair Holdings Plc - ADR (b)	8,546	190,319

Stericycle Inc. (b)	2,061	120,424
		1,660,285
INFORMATION TECHNOLOGY - 17.2%
Ansys Inc. (b)	2,700	77,301
Apple Inc. (b)	7,039	757,326
Autodesk Inc. (b)	6,626	141,200
Citrix Systems Inc. (b)	5,435	140,060
Dolby Laboratories Inc. - Class A (b)	2,630	83,029
Intuit Inc. (b)	9,656	241,979
Logica Plc	167,288	186,233
Logitech International SA (b) (f)	5,261	77,810
MEMC Electronic Materials Inc. (b)	5,536	101,752
Microsoft Corp.	29,225	652,594
Nokia Oyj - Class A - ADR	25,718	390,399
Nvidia Corp. (b)	15,906	139,337
Oracle Corp. (b)	46,375	848,199
Sigma Designs Inc. (b)	2,050	22,734
Western Digital Corp. (b)	5,212	85,998
		3,945,951
MATERIALS - 12.6%
Bemis Co. Inc.	6,701	166,453
MeadWestvaco Corp.	6,493	91,097
Monsanto Co.	8,473	753,928
Mosaic Co.	10,439	411,401
Owens-Illinois Inc. (b)	3,750	85,799
Potash Corp.	6,760	576,358
PPG Industries Inc.	2,791	138,378
RPM International Inc.	8,533	121,169
Sigma-Aldrich Corp.	3,729	163,554
Sonoco Products Co.	5,893	148,386
Steel Dynamics Inc.	5,480	65,321
Teck Cominco Ltd. - Class B	5,504	53,993
Weyerhaeuser Co.	2,731	104,379
		2,880,216
TELECOMMUNICATION SERVICES - 11.9%
AT&T Inc.	9,307	249,148
BCE Inc.	5,188	150,504
BT Group Plc	157,400	295,762
Deutsche Telekom AG	22,400	328,632
France Telecom SA	13,156	331,736
Millicom International Cellular SA	3,099	123,961
PCCW Ltd. (i)	614,000	250,256
Telecom Italia SpA	153,025	175,790
Telefonica SA - ADR	10,846	602,061
TeliaSonera AB	52,627	231,541
		2,739,391
UTILITIES - 2.7%
Cheung Kong Infrastructure Holdings Ltd.	94,823	347,331
Enel SpA	41,791	279,593
		626,924

Total Common Stocks (cost $38,450,877)		23,018,945

WARRANTS - 0.0%
Fortis (b) (i) (j)	20,981	-

Total Warrants (cost $0)		-

SHORT TERM INVESTMENTS - 0.2%
Mutual Funds - 0.2%
JNL Money Market Fund, 1.80% (a) (e)	46,518	46,518

Securities Lending Collateral - 0.0%
Mellon GSL Reinvestment Trust II (a) (b) (i) (j)	33,950	1,833

Total Short Term Investments (cost $80,468)		48,351

Total Investments - 100.5% (cost $38,531,345)		23,067,296
Other Assets and Liabilities, Net - (0.5%)		-111,083
Total Net Assets - 100%		$22,956,213

Jackson Perspective VIP Fund
COMMON STOCKS - 101.2%
CONSUMER DISCRETIONARY - 11.4%
Apollo Group Inc. - Class A (b)	450	$31,280
ATC Technology Corp. (b)	85	1,864
DeVry Inc.	84	4,762
Expedia Inc. (b)	208	1,978
Fossil Inc. (b)	97	1,761
GameStop Corp. - Class A (b)	186	5,095
Global Sources Ltd. (b)	143	1,130
Liberty Global Inc. - Class A (b)	287	4,733
Nike Inc. - Class B	277	15,964
Polo Ralph Lauren Corp.	287	13,538
Pre-Paid Legal Services Inc. (b)	51	2,013
Stewart Enterprises Inc. - Class A	428	2,213
True Religion Apparel Inc. (b)	105	1,758
Universal Electronics Inc. (b)	56	1,182
Walt Disney Co.	2,691	69,697
Warnaco Group Inc. (b)	191	5,694
WMS Industries Inc. (b)	212	5,300
Wynn Resorts Ltd.	91	5,496
		175,458
CONSUMER STAPLES - 5.1%
Chattem Inc. (b)	78	5,902
Clorox Co.	275	16,723
Costco Wholesale Corp.	351	20,011
Fresh Del Monte Produce Inc. (b)	121	2,554
Kimberly-Clark Corp.	263	16,119
PepsiAmericas Inc.	138	2,612
PepsiCo Inc.	233	13,283
SunOpta Inc. (b)	247	1,016
		78,220
ENERGY - 5.8%

Atlas America Inc.	168	3,849
Bristow Group Inc. (b)	92	2,279
Core Laboratories NV	36	2,653
ENI SpA	604	14,416
ENSCO International Inc.	297	11,289
Golar LNG Ltd.	309	2,114
Gulfport Energy Corp. (b)	165	1,163
Halliburton Co.	477	9,440
Matrix Service Co. (b)	102	1,250
NATCO Group Inc. (b)	70	1,480
National Oilwell Varco Inc. (b)	403	12,046
OYO Geospace Corp. (b)	22	630
Petroleum Development Corp. (b)	66	1,367
StatoilHydro ASA	685	13,778
Tesco Corp. (b)	163	1,855
Tsakos Energy Navigation Ltd.	160	3,958
Valero Energy Corp.	259	5,330
		88,897
FINANCIALS - 7.9%
Aon Corp.	387	16,370
Aviva Plc	1,627	9,705
Barclays Plc	2,122	6,083
Chubb Corp.	325	16,842
Credit Agricole SA	631	9,129
Deutsche Bank AG	163	6,089
Fortis	828	959
GAMCO Investors Inc.	115	4,378
HBOS Plc	1,569	2,569
HSBC Holdings Plc	1,308	15,492
ING Groep NV	567	5,319
Janus Capital Group Inc.	551	6,469
Lloyds TSB Group Plc	2,317	7,489
Navigators Group Inc. (b)	71	3,586
Royal Bank of Scotland Group Plc	2,529	2,786
Societe Generale - Class A	151	8,230
		121,495
HEALTH CARE - 11.9%
Air Methods Corp.	46	772
Amedisys Inc.	110	6,205
Applied Biosystems Inc.	525	16,186
Bruker Corp.	440	1,800
Chemed Corp.	101	4,423
DENTSPLY International Inc.	121	3,676
Dionex Corp.	79	4,253
Express Scripts Inc.	739	44,791
Genzyme Corp.	214	15,596
Haemonetics Corp.	105	6,201
Henry Schein Inc.	71	3,324
Kendle International Inc.	57	1,030
Medco Health Solutions Inc.	361	13,700
Omnicell Inc.	133	1,460
Owens & Minor Inc.	170	7,356
Perrigo Co.	126	4,284

Phase Forward Inc.	178	2,540
Quidel Corp.	156	2,466
RehabCare Group Inc.	68	1,164
Res-Care Inc.	111	1,711
Sun Healthcare Group Inc.	194	2,227
SurModics Inc.	80	2,120
Teva Pharmaceutical Industries Ltd. - ADR	649	27,829
Universal American Corp.	313	2,770
Waters Corp.	116	5,081
		182,965
INDUSTRIALS - 13.2%
AAR Corp. (b)	166	2,654
AGCO Corp. (b)	108	3,404
Badger Meter Inc.	57	1,436
Barnes Group Inc.	228	3,308
CBIZ Inc. (b)	312	2,527
Columbus McKinnon Corp. (b)	73	1,025
Copart Inc. (b)	103	3,595
Cubic Corp.	103	2,292
Deere & Co.	473	18,239
Deluxe Corp.	248	3,016
Ducommun Inc.	41	827
DynCorp International Inc. (b)	241	3,186
Emerson Electric Co.	322	10,539
EnerSys (b)	202	2,670
Flowserve Corp.	66	3,757
Fluor Corp.	204	8,146
FTI Consulting Inc. (b)	71	4,136
Geo Group Inc. (b)	213	3,762
Heico Corp.	99	3,809
Honeywell International Inc.	1,411	42,965
Ingersoll-Rand Co. Ltd. - Class A	389	7,177
Jacobs Engineering Group Inc. (b)	139	5,064
Joy Global Inc.	80	2,318
Kaman Corp. - Class A	94	2,400
Kaydon Corp.	116	3,876
KHD Humboldt Wedag International Ltd. (b)	133	2,272
Layne Christensen Co. (b)	86	2,260
McDermott International Inc. (b)	260	4,454
Middleby Corp. (b)	71	2,868
Orbital Sciences Corp. (b)	247	5,061
Parker Hannifin Corp.	243	9,421
Perini Corp. (b)	119	2,263
Pinnacle Airlines Corp. (b)	80	217
RBC Bearings Inc. (b)	82	1,946
Robbins & Myers Inc.	258	5,263
Rush Enterprises Inc. - Class A (b)	145	1,359
Ryanair Holdings Plc - ADR (b)	247	5,501
Stericycle Inc. (b)	100	5,843
Tennant Co.	83	2,082
Triumph Group Inc.	65	2,851
Almont Industries Inc.	46	2,520
		202,309

INFORMATION TECHNOLOGY - 33.5%
Actuate Corp. (b)	235	667
Adobe Systems Inc. (b)	450	11,988
Advent Software Inc. (b)	111	2,080
Ansys Inc. (b)	97	2,777
Apple Inc. (b)	221	23,777
AsiaInfo Holdings Inc. (b)	172	1,890
Atheros Communications Inc. (b)	236	4,241
Autodesk Inc. (b)	186	3,964
Cisco Systems Inc. (b)	1,610	28,610
Citrix Systems Inc. (b)	158	4,072
Comtech Telecommunications Corp. (b)	100	4,842
CyberSource Corp. (b)	286	3,475
eBay Inc. (b)	1,098	16,766
EMS Technologies Inc. (b)	61	1,275
EPIQ Systems Inc. (b)	136	1,848
Flextronics International Ltd. (b)	670	2,801
Google Inc. - Class A (b)	26	9,343
Harmonic Inc. (b)	397	2,823
Hewlett-Packard Co.	1,719	65,803
Hittite Microwave Corp. (b)	129	4,227
Informatica Corp. (b)	367	5,156
Intel Corp.	1,634	26,144
Interactive Intelligence Inc. (b)	72	529
International Business Machines Corp.	971	90,274
Intuit Inc. (b)	266	6,666
Logitech International SA (b)	136	2,011
Methode Electronics Inc.	145	1,101
Microsoft Corp.	3,655	81,616
National Semiconductor Corp.	804	10,589
NetLogic Microsystems Inc. (b)	93	1,964
NetScout Systems Inc. (b)	148	1,424
Nokia Oyj - Class A - ADR	1,148	17,427
Nvidia Corp. (b)	446	3,907
Open Text Corp. (b)	212	5,501
Oracle Corp. (b)	1,927	35,245
Pericom Semiconductor Corp. (b)	99	772
Power Integrations Inc. (b)	114	2,393
Radiant Systems Inc. (b)	123	648
Rofin-Sinar Technologies Inc. (b)	131	2,920
Standard Microsystems Corp. (b)	90	1,621
Stratasys Inc. (b)	80	966
Synaptics Inc. (b)	167	5,159
Syntel Inc.	174	4,327
TheStreet.com Inc.	139	548
TriQuint Semiconductor Inc. (b)	561	2,513
Ultimate Software Group Inc. (b)	108	1,440
Western Digital Corp. (b)	254	4,191
		514,321
MATERIALS - 3.6%
Compass Minerals International Inc.	134	7,361
Kaiser Aluminum Corp.	88	2,953
Norsk Hydro ASA	1,524	6,368

Olympic Steel Inc.	41	937
Owens-Illinois Inc. (b)	181	4,141
Potash Corp.	304	25,919
Schnitzer Steel Industries Inc. - Class A	119	3,205
Sigma-Aldrich Corp.	105	4,605
Taseko Mines Ltd. (b)	540	502
		55,991
TELECOMMUNICATION SERVICES - 5.6%
BT Group Plc	4,023	7,559
Deutsche Telekom AG	1,005	14,744
France Telecom SA	613	15,457
Millicom International Cellular SA	82	3,280
Premiere Global Services Inc. (b)	263	2,617
Telecom Italia SpA	7,006	8,048
Telefonica SA - ADR	450	24,980
TeliaSonera AB	2,274	10,005
		86,690
UTILITIES - 3.2%
Enel SpA	1,860	12,444
Exelon Corp.	217	11,770
FirstEnergy Corp.	256	13,353
PPL Corp.	351	11,520
		49,087

Total Common Stocks (cost $2,201,584)		1,555,433

WARRANTS - 0.0%
Fortis (b) (i) (j)	828	-

Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%

Mellon GSL Reinvestment Trust II (a) (b) (i) (j)	6,273	339

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $6,273)		339

Total Investments - 101.2% (cost $2,207,857)		1,555,772
Other Assets and Liabilities, Net - (1.2%)		-18,756
Total Net Assets - 100%		$1,537,016

Jackson Perspective S&P 4 Fund
COMMON STOCKS - 100.1%
CONSUMER DISCRETIONARY - 28.0%
AutoZone Inc. (b)	829	$ 105,523
Bed Bath & Beyond Inc. (b)	2,958	76,228
Best Buy Co. Inc.	1,804	48,365
Black & Decker Corp.	1,114	56,391
Brunswick Corp.	8,944	31,035
Carnival Corp.	2,065	52,451
Centex Corp.	4,415	54,084
Coach Inc. (b)	2,463	50,738

Darden Restaurants Inc.	2,316	51,346
DR Horton Inc.	7,695	56,789
Family Dollar Stores Inc.	3,921	105,514
Gannett Co. Inc.	7,538	82,918
Harley-Davidson Inc.	1,917	46,928
Hasbro Inc.	3,323	96,600
Home Depot Inc.	3,260	76,903
Jones Apparel Group Inc.	4,942	54,906
KB Home	4,458	74,404
Leggett & Platt Inc.	8,977	155,841
Lennar Corp.	5,814	45,000
Macy’s Inc.	3,101	38,111
New York Times Co. - Class A	5,639	56,390
Omnicom Group Inc.	1,911	56,451
Pulte Homes Inc.	9,033	100,628
RadioShack Corp.	14,985	189,710
Sherwin-Williams Co.	2,941	167,372
TJX Cos. Inc.	3,151	84,321
		2,014,947
CONSUMER STAPLES - 9.1%
Altria Group Inc.	1,162	22,299
Coca-Cola Co.	1,500	66,090
ConAgra Foods Inc.	3,719	64,785
Kellogg Co.	1,710	86,218
PepsiCo Inc.	1,206	68,754
Philip Morris International Inc.	1,189	51,686
Sara Lee Corp.	5,535	61,881
SYSCO Corp.	2,860	74,932
Tyson Foods Inc.	6,242	54,555
UST Inc.	1,596	107,874
		659,074
ENERGY - 9.7%
Anadarko Petroleum Corp.	1,616	57,045
Chevron Corp.	2,106	157,108
ConocoPhillips	2,308	120,062
ENSCO International Inc.	1,729	65,719
Exxon Mobil Corp.	1,044	77,381
Halliburton Co.	2,496	49,396
Marathon Oil Corp.	1,647	47,928
Schlumberger Ltd.	980	50,617
Sunoco Inc.	1,372	41,846
Valero Energy Corp.	1,384	28,482
		695,584
FINANCIALS - 6.0%
Charles Schwab Corp.	3,824	73,115
Federated Investors Inc. - Class B	2,258	54,644
First Horizon National Corp.	4,269	50,844
Marsh & McLennan Cos. Inc.	3,675	107,751
Moody’s Corp.	2,473	63,309
National City Corp.	4,559	12,309
Progressive Corp.	5,060	72,206
Washington Mutual Inc.	6,686	414
		434,592

HEALTH CARE - 7.2%
AmerisourceBergen Corp.	4,071	127,300
Bristol-Myers Squibb Co.	3,112	63,952
Coventry Health Care Inc. (b)	1,557	20,537
Eli Lilly & Co.	1,743	58,948
McKesson Corp.	1,397	51,396
Pfizer Inc.	3,918	69,388
UnitedHealth Group Inc.	1,674	39,724
Varian Medical Systems Inc. (b)	1,849	84,148
		515,393
INDUSTRIALS - 13.7%
3M Co.	1,117	71,823
Avery Dennison Corp.	1,770	61,985
Boeing Co.	995	52,009
Caterpillar Inc.	1,273	48,590
CH Robinson Worldwide Inc.	1,805	93,463
L-3 Communications Holdings Inc.	840	68,183
Lockheed Martin Corp.	840	71,442
Masco Corp.	8,236	83,595
Pitney Bowes Inc.	2,395	59,348
Robert Half International Inc.	3,452	65,139
Rockwell Automation Inc.	2,740	75,816
RR Donnelley & Sons Co.	2,511	41,608
Southwest Airlines Co.	6,570	77,395
Tyco International Ltd.	4,601	116,313
		986,709
INFORMATION TECHNOLOGY - 12.8%
Analog Devices Inc.	3,025	64,614
Automatic Data Processing Inc.	2,066	72,207
Computer Sciences Corp. (b)	1,765	53,232
Intel Corp.	3,534	56,544
International Business Machines Corp.	2,636	245,069
KLA-Tencor Corp.	1,914	44,501
Lexmark International Inc. (b)	5,296	136,796
Linear Technology Corp.	3,055	69,287
QLogic Corp. (b)	6,830	82,097
Texas Instruments Inc.	2,920	57,115
Xerox Corp.	5,458	43,773
		925,235
MATERIALS - 6.8%
Alcoa Inc.	2,527	29,085
Ball Corp.	2,014	68,879
Bemis Co. Inc.	3,428	85,152
Ecolab Inc.	1,941	72,322
Nucor Corp.	3,119	126,351
Vulcan Materials Co.	1,048	56,885
Weyerhaeuser Co.	1,248	47,698
		486,372
TELECOMMUNICATION SERVICES - 3.3%
AT&T Inc.	2,437	65,238
CenturyTel Inc.	4,334	108,827
FairPoint Communications Inc.	31	124
Verizon Communications Inc.	2,133	63,286

		237,475
UTILITIES - 3.5%
Consolidated Edison Inc.	1,919	83,131
Integrys Energy Group Inc.	1,810	86,156
Southern Co.	2,457	84,373
		253,660

Total Common Stocks (cost $9,559,223)		7,209,041

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (a) (b) (i) (j)	17,573	949

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $17,573)		949

SHORT TERM INVESTMENTS - 0.7%
Mutual Funds - 0.7%
JNL Money Market Fund, 1.80% (a) (e)	49,787	49,787

Total Short Term Investments (cost $49,787)		49,787

Total Investments - 100.8% (cost $9,626,583)		7,259,777
Other Assets and Liabilities, Net - (0.8%)		-55,981
Total Net Assets - 100%		$7,203,796

Jackson Perspective Money Market Fund
SHORT TERM INVESTMENTS - 100.0%
Certificates of Deposit - 19.8%
Abbey National Plc, 2.72%, 11/03/08	$300,000	$300,000
Bank of America Corp., 3.01%, 03/04/09	200,000	200,000
Barclays Bank Plc, 2.78%, 11/13/08	250,000	250,000
BNP Paribas, 3.07%, 01/28/09	200,000	200,000
Calyon North America Inc., 3.05%, 02/05/09	250,000	250,000
Chase USA, 2.78%, 12/30/08	200,000	200,000
Citibank, 2.75%, 12/02/08	250,000	250,000
Credit Suisse First Boston, 3.05%, 01/20/09	250,000	250,000
DNB Nor Bank ASA, 3.06%, 03/05/09	300,000	300,010
HSBC USA Inc., 3.00%, 01/14/09	300,000	300,000
Royal Bank of Scotland, 2.79%, 11/18/08	250,000	250,001
Societe Generale, 2.79%, 11/10/08	250,000	250,000
Svenska Handels NY, 2.70%, 12/12/08	200,000	200,000
UBS-NY, 2.85%, 11/14/08	200,000	200,000
		3,400,011
Commercial Paper - 11.0%
Ciesco LLC, 2.30%, 11/14/08 (g) (k)	250,000	249,792
Danske Corp., 3.00%, 02/23/09	250,000	247,625
Eureka Securities, 3.25%, 11/21/08 (g) (k)	250,000	249,549
New York Life Capital, 2.75%, 11/12/08	250,000	249,790
Procter & Gamble Co., 1.50%, 12/08/08 (g) (k)	250,000	249,615
Rabobank Nederland, 2.97%, 02/23/09	250,000	249,996
Toyota Motor Credit Corp., 2.55%, 12/04/08	400,000	399,065

		1,895,432
Discount Notes - 0.6%
Procter & Gamble Co., 2.84%, 09/09/09 (d)	105,000	105,000

Federal Home Loan Bank - 15.6%
Federal Home Loan Bank
2.52%, 11/19/08	500,000	499,370
2.50%, 12/15/08	500,000	498,472
2.65%, 12/17/08	200,000	199,323
3.13%, 12/29/08	200,000	200,000
2.26%, 02/18/09	500,000	496,571
2.28%, 02/27/09	400,000	397,011
3.05%, 03/12/09	200,000	197,780
2.90%, 03/17/09	200,000	197,809
		2,686,336
Federal Home Loan Mortgage Corp. - 19.9%
Federal Home Loan Mortgage Corp.
2.47%, 11/17/08	300,000	299,671
2.50%, 11/26/08	250,000	249,566
2.57%, 12/16/08	200,000	199,357
1.00%, 12/31/08	500,000	499,167
1.80%, 02/09/09	500,000	497,500
2.00%, 02/09/09	200,000	198,888
2.60%, 02/18/09	600,000	595,277
2.16%, 03/06/09	400,000	397,007
2.30%, 03/10/09	500,000	495,879
		3,432,312
Federal National Mortgage Association - 14.4%
Federal National Mortgage Association
1.31%, 12/15/08	400,000	399,360
2.00%, 02/23/09	400,000	397,467
2.70%, 01/12/09	500,000	497,300
2.80%, 01/22/09	200,000	198,724
2.76%, 02/11/09	300,000	297,654
1.85%, 02/23/09	500,000	497,071
2.85%, 03/04/09	200,000	198,052
		2,485,628
Funding Agreement - 1.2%
MetLife Funding Agreement,
3.08%, 11/03/08 (d) (j) (l)	200,000	200,000

Mutual Funds - 0.1%
Dreyfus Cash Management Plus Fund, 2.15% (e)	10,707	10,707

Repurchase Agreement - 17.4%
Repurchase Agreement with Deutsche Bank, 0.25%
(Collateralized by $3,214,500 Federal Home Loan
Mortgage Corp., 5.00%, due 10/01/35, value
$3,046,607) acquired on 10/31/08, due 11/03/08
at $3,000,063	$3,000,000	3,000,000

Total Short Term Investments (cost $17,215,426)		17,215,426

Total Investments - 100.0% (cost $17,215,426)		17,215,426
Other Assets and Liabilities, Net - 0.0%		-2,692
Total Net Assets - 100%		$17,212,734

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Notes to the Schedules of Investments
October 31, 2008

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	Investment purchased on a when-issued basis. As of October 31, 2008, the total cost of investments purchased on a when-issued basis for the Jackson Perspective Index 5 Fund is $548,305.
(d)	Variable rate security. Rate stated is in effect as of October 31, 2008.
(e)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of October 31, 2008.
(f)	All or portion of the security has been loaned.
(g)	Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor.
(h)	All or a portion of the security pledged as collateral for open futures contracts. As of October 31, 2008, the value of collateral in the Jackson Perspective Index 5 Fund is $164,862.
(i)	Security fair valued in good faith in accordance with the procedures established by the Trust's Board of Trustees.
(j)

Illiquid security. At October 31, 2008, the aggregate value of illiquid securities and percentage of net assets are as follows: Jackson Perspective 5 Fund, $3,907 - 0.0%; Jackson Perspective Index 5 Fund, $9,435 - 0.0% ;

Jackson Perspective Optimized 5 Fund, $1,833 - 0.0%; Jackson Perspective VIP Fund, $339 - 0.0%; Jackson Perspective S&P 4 Fund, $949 - 0.0%; Jackson Perspective Money Market Fund, $200,000 - 1.2%.
(k)

Rule 144A or Section 4(2) liquid security, the Fund has deemed this security to be liquid based on procedures approved by the Trust's Board of Trustees. As of October 31, 2008, the value of Rule 144A and Section 4(2)

securities is $7,712 in Jackson Perspective Index 5 Fund and $748,956 in Jackson Perspective Money Market Fund.
(l)	Security is restricted as to public resale. See restricted securities table on page 21.
(m)

At October 31, 2008, the Jackson Perspective 10 x 10 Fund held 11.2% and 9.9% of the shares outstanding of the Jackson Perspective 5 Fund and the Jackson Perspective Index 5 Fund, respectively. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.
(n)

For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of October 31, 2008. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.
*

A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jackson.com, www.sec.gov, or call the Shareholder Service Center at 888-276-0061.

Abbreviations:
ADR - American Depository Receipt
EUR - European Currency Unit (Euro)
GBP - British Pound
JPY - Japanese Yen
TBA - To Be Announced
USD- United States Dollar

Investments in affiliates - See Note 3 in the Notes to the Financial Statements for further discussion of other affiliated investments. The Jackson Perspective Index 5 Fund invested in Prudential plc, the parent company of Jackson National Life Insurance Company, and Bank of New York Mellon Corp., the parent company of the Fund's sub-adviser. The following table includes transactions of affiliates for the period ended October 31, 2008.

	Value				Dividend	Value
	Beginning		Sales	Realized	Income	End
Affiliate	of Period	Purchases	Proceeds	Gain (Loss)	Received	of Period
Bank of New York Mellon Corp.	$ 44,942	$ 4,639	$ -	$ -	$ 710	$ 33,252
Prudential plc	30,390	-	-	-	664	9,389

Summary of Open Forward Foreign Currency Contracts:
Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
Jackson Perspective Index 5 Fund
EUR/USD	12/17/08	224,300	EUR	$ 285,444	$ (25,243)
EUR/USD	12/17/08	31,800	EUR	40,469	(5,303)
EUR/USD	12/17/08	141,700	EUR	180,327	(19,810)
EUR/USD	12/17/08	25,900	EUR	32,960	(376)
GBP/USD	12/17/08	107,300	GBP	172,183	(14,382)
GBP/USD	12/17/08	31,200	GBP	50,066	(5,585)
JPY/USD	12/17/08	39,527,200	JPY	402,200	29,226
JPY/USD	12/17/08	2,920,600	JPY	29,718	1,921
USD/EUR	12/17/08	(91,100)	EUR	(115,934)	13,838
USD/EUR	12/17/08	(30,400)	EUR	(38,687)	4,618
USD/EUR	12/17/08	(30,512)	EUR	(38,830)	2,767
USD/GBP	12/17/08	(17,328)	GBP	(27,806)	2,499
USD/GBP	12/17/08	(43,900)	GBP	(70,446)	5,387
USD/JPY	12/17/08	(11,360,000)	JPY	(115,591)	(6,716)
USD/JPY	12/17/08	(2,388,022)	JPY	(24,299)	(528)
USD/JPY	12/17/08	(9,000,000)	JPY	(91,577)	(2,618)
				$ 670,197	$ (20,305)

Schedule of Open Futures Contracts:
	Contracts	Unrealized
	Long/	Appreciation/
	(Short)	(Depreciation)
Jackson Perspective Index 5 Fund
Dow Jones Euro Stoxx 50 Index Future
Expiration December 2008	5	$ (21,575)
FTSE 100 Index Future
Expiration December 2008	1	(11,904)
Russell 2000 Mini Index Future
Expiration December 2008	7	(108,033)
S&P 500 E-Mini Index Future
Expiration December 2008	7	(68,267)
S&P MidCap 400 E-Mini Index Future
Expiration December 2008	6	(95,829)
Topix Index Future
Expiration December 2008	1	(36,112)
		$ (341,720)

Jackson FundsSM
Notes to the Schedules of Investments (continued)
October 31, 2008

Summary of Investments by Sector (as a percentage of total investments):

		Jackson	Jackson	Jackson	Jackson	Jackson	Jackson
	Jackson	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective
	Perspective 5	Index 5	10 X 10	Optimized 5	VIP	S&P 4	Money Market
Sector	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Consumer Discretionary	9.6%	7.2%	-%	14.1%	11.3%	27.8%	-%
Consumer Staples	11.0	4.9	-	4.8	5.0	9.1	-
Energy	10.6	5.5	-	6.4	5.7	9.6	-
Financials	8.1	13.9	-	10.6	7.8	6.0	-
Health Care	16.5	8.0	-	12.6	11.8	7.1	-
Industrials	9.6	8.2	-	7.2	13.0	13.6	-
Information Technology	5.3	7.9	-	17.1	33.0	12.6	-
Materials	9.7	3.3	-	12.5	3.6	6.7	-
Telecommunication Services	9.0	1.9	-	11.8	5.6	3.3	-
Utilities	3.6	3.8	-	2.7	3.2	3.5	-
Government Securities	-	5.5	-	-	-	-	-
Non-U.S. Government Agency
Asset-Backed Sercurities	-	1.2	-	-	-	-	-
U.S Government Agency
Mortgage-Backed Securities	-	10.3	-	-	-	-	-
Investment Funds	-	-	100.0	-	-	-	-
Certificates of Deposit	-	-	-	-	-	-	19.7
Commercial Paper	-	-	-	-	-	-	11.0
Mutual Funds	0.7	3.5	-	0.2	-	0.7	0.1
Repurchase Agreement	-	-	-	-	-	-	17.4
Other Short Term Securities	6.3	14.9	-	-	-	-	51.8
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Summary of Investments by Country (as a percentage of total long-term investments):*

		Jackson	Jackson	Jackson
	Jackson	Perspective	Perspective	Perspective
	Perspective 5	Index 5	Optimized 5	VIP
	Fund	Fund	Fund	Fund
Australia	-%	1.0%	-%	-%
Austria	-	0.1	-	-
Belgium	-	0.1	0.1	0.1
Bermuda	0.2	0.3	-	0.2
Brazil	-	0.1	-	-
Canada	5.2	0.2	5.4	2.2
Cayman Islands	-	-	0.3	0.2
Denmark	-	0.1	-	-
Finland	-	0.2	1.7	1.1
France	-	1.7	3.3	2.1
Germany	-	1.7	2.1	1.3
Greece	0.3	0.2	-	0.3
Hong Kong	5.8	0.4	4.1	0.1
Ireland	-	0.1	0.8	0.4
Israel	-	-	3.8	1.9
Italy	-	0.7	3.5	2.2
Japan	-	3.9	-	-
Luxembourg	-	0.2	0.5	0.2
Mexico	-	0.1	-	-
Netherlands	-	0.7	0.6	0.5
Norway	-	0.1	1.6	1.3
Singapore	-	0.2	-	-
Spain	-	0.7	2.6	1.6
Sweden	-	0.4	3.0	0.6
Switzerland	-	1.4	0.3	0.1
Taiwan	0.1	-	-	-
United Kingdom	5.3	3.5	8.1	3.3
United States	83.1	81.9	58.2	80.3
Total	100.0%	100.0%	100.0%	100.0%

* The Funds presented in the table are those which have greater than 10% of long-term investments in non-U.S. securities at October 31, 2008.

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933. The following table includes restricted securities held by the Funds at October 31, 2008.

	Acquisition		Value at	Percent of
	Date	Cost	October 31, 2008	Net Assets
Jackson Perspective Money Market Fund
MetLife Funding Agreement, 3.08%, 11/03/08	4/30/2008	$ 200,000	$ 200,000	1.2%

Jackson FundsSM
Statements of Assets and Liabilities
October 31, 2008

	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective 5	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective Money
Assets	Fund	Index 5 Fund	10 x 10 Fund	Optimized 5 Fund	VIP Fund	S&P 4 Fund	Market Fund

Investments - unaffiliated, at value (a) (b)	$ 32,115,013	$ 40,805,391	$ -	$ 23,018,945	$ 1,555,433	$ 7,209,041	$ 14,215,426
Investments - affiliated, at value (c)	2,422,803	9,059,315	7,754,882	48,351	339	50,736	-
Repurchase agreements (b)	-	-	-	-	-	-	3,000,000
Cash	166	53,485	-	60	-	-	-
Foreign currency (d)	3,211	97,755	-	6,315	185	-	-
Receivables:
Adviser expense reimbursement	6,222	1,524	8,860	22,100	10,191	14,870	2,211
Investment securities sold	21,056	644,939	5,081	35,034	-	-	-
Fund shares sold	7,516	12,880	-	44,181	-	4,111	19,650
Dividends and interest	71,472	146,319	-	22,324	1,690	14,648	26,504
Forward foreign currency contracts	-	60,256	-	-	-	-	-
Variation margin	-	26,312	-	-	-	-	-
Foreign taxes recoverable	-	2,233	-	2,123	253	-	-
Other assets	6,629	7,222	4,744	7,081	5,247	5,901	3,732
Total assets	34,654,088	50,917,631	7,773,567	23,206,514	1,573,338	7,299,307	17,267,523

Liabilities
Cash overdraft	-	-	-	-	1,225	-	-
Payables:
Advisory fees	18,663	23,559	-	13,086	1,056	5,181	5,886
Administrative fees	2,871	3,625	-	2,013	163	647	1,471
12b-1 fees
Class A	5,050	8,563	-	3,162	190	1,139	3,679
Class C	8,490	1,991	1,603	7,484	863	1,918	-
Investment securities purchased	10,528	1,175,264	-	9,245	6,273	17,573	-
Fund shares redeemed	278,838	6,550	13,102	113,385	33	33,160	3,000
Dividends	-	-	-	-	-	-	18,408
Transfer agent fees	50,061	21,093	12,548	44,681	14,145	18,863	8,935
Trustee fees	919	907	141	305	41	68	229
Forward foreign currency contracts	-	80,561	-	-	-	-	-
Variation margin	-	5,634	-	-	-	-	-
Other accrued expenses	21,478	21,956	8,000	22,990	12,333	16,962	13,181
Return of collateral for securities loaned	2,281,052	7,580,869	-	33,950	-	-	-
Total liabilities	2,677,950	8,930,572	35,394	250,301	36,322	95,511	54,789
Net assets	$ 31,976,138	$ 41,987,059	$ 7,738,173	$ 22,956,213	$ 1,537,016	$ 7,203,796	$ 17,212,734

Net assets consist of:
Paid-in capital	$ 58,077,307	$ 59,186,757	$ 12,368,061	$ 41,074,147	$ 3,722,323	$ 10,768,626	$ 17,212,734
Undistributed (excess of distributions over)
net investment income	777,730	796,853	(126)	482,675	28,875	84,669	-
Accumulated net realized loss	(7,370,418)	(499,674)	(829,285)	(3,134,373)	(1,561,882)	(1,282,693)	-
Net unrealized appreciation (depreciation) on
investments and foreign currency	(19,508,481)	(17,496,877)	(3,800,477)	(15,466,236)	(652,300)	(2,366,806)	-
	$ 31,976,138	$ 41,987,059	$ 7,738,173	$ 22,956,213	$ 1,537,016	$ 7,203,796	$ 17,212,734

Class A
Net assets	$ 22,411,553	$ 39,626,855	$ 5,370,472	$ 14,516,736	$ 594,085	$ 4,937,361	$ 17,212,734
Shares outstanding (no par value),
unlimited shares authorized	3,579,295	5,477,907	797,017	2,286,831	98,639	726,884	17,212,734
Net asset value per share	$ 6.26	$ 7.23	$ 6.74	$ 6.35	$ 6.02	$ 6.79	$ 1.00
Maximum offering price per share (based on
maximum sales load of 5.75%)	$ 6.64	$ 7.67	$ 7.15	$ 6.74	$ 6.39	$ 7.20	n/a

Class C
Net assets	$ 9,564,585	$ 2,360,204	$ 2,367,701	$ 8,439,477	$ 942,931	$ 2,266,435	n/a
Shares outstanding (no par value),
unlimited shares authorized	1,539,424	326,861	355,659	1,342,268	156,971	335,808	n/a
Net asset value and maximum offering price
per share	$ 6.21	$ 7.22	$ 6.66	$ 6.29	$ 6.01	$ 6.75	n/a

(a) Including value of securities on loan	$ 2,039,056	$ 7,036,033	$ -	$ 21,268	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	51,504,581	57,592,530	-	38,450,877	2,201,584	9,559,223	17,215,426
(c) Investments - affiliated, at cost	2,538,066	9,405,517	11,555,359	80,468	6,273	67,360	-
(d) Foreign currency cost	3,211	100,124	-	6,324	207	-	-

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Operations
For the Year Ended October 31, 2008

	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective 5	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective Money
	Fund	Index 5 Fund	10 x 10 Fund	Optimized 5 Fund	VIP Fund (b)	S&P 4 Fund (b)	Market Fund
Investment income
Dividends (a)	$ 1,653,601	$ 1,044,329	$ 131,403	$ 1,075,110	$ 97,759	$ 194,483	$ 1,776
Foreign taxes withheld	(35,144)	(41,751)	-	(97,679)	(8,921)	-	-
Interest	104	563,646	-	739	1,138	962	564,394
Securities lending	49,317	105,531	-	42,811	4,424	5,734	-
Total investment income	1,667,878	1,671,755	131,403	1,020,981	94,400	201,179	566,170

Expenses
Advisory fees	356,002	364,004	-	218,054	29,639	62,917	72,320
Administrative fees	54,769	56,000	-	33,546	4,560	7,865	18,080
12b-1 fees
Class A	100,352	133,900	-	55,587	7,968	14,914	45,200
Class C	146,261	24,404	24,465	113,121	13,727	18,989	-
Legal fees	4,299	2,806	644	959	452	115	798
Trustee fees	2,409	1,880	580	856	131	212	538
Transfer agent fees	244,123	77,596	49,988	177,678	38,548	49,908	30,647
Registration fees	41,419	32,742	28,947	38,005	30,082	30,573	18,353
Audit fees	14,494	14,595	5,685	14,495	8,795	13,420	11,445
Custody fees	7,473	13,291	-	22,077	7,535	7,535	1,370
Printing and postage fees	8,757	2,461	-	5,469	581	867	1,216
Other expenses	7,648	5,865	1,510	17,692	5,138	1,763	1,413
Total expenses	988,006	729,544	111,819	697,539	147,156	209,078	201,380
Expense reimbursement	220,696	38,966	87,128	210,212	82,119	92,568	47,696
Net expenses	767,310	690,578	24,691	487,327	65,037	116,510	153,684
Net investment income	900,568	981,177	106,712	533,654	29,363	84,669	412,486

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	70,337	-	-	-	-
Investments	(7,294,381)	1,020,642	(829,286)	(3,134,376)	(1,561,882)	(1,282,693)	-
Foreign currency related items	(11,766)	24,223	-	(9,867)	(488)	-	-
Futures contracts	-	(1,382,323)	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	(22,618,608)	(20,807,729)	(4,269,029)	(18,037,595)	(652,085)	(2,366,806)	-
Foreign currency related items	(3,987)	(49,548)	-	(2,671)	(215)	-	-
Futures contracts	-	(521,560)	-	-	-	-	-
Net realized and unrealized loss	(29,928,742)	(21,716,295)	(5,027,978)	(21,184,509)	(2,214,670)	(3,649,499)	-

Net increase (decrease) in net assets from operations	$ (29,028,174)	$ (20,735,118)	$ (4,921,266)	$ (20,650,855)	$ (2,185,307)	$ (3,564,830)	$ 412,486

(a) Dividends from affiliated investments	$ 56,374	$ 215,714	$ 131,403	$ 46,870	$ 6,156	$ 7,597	$ -
(b) Period from December 27, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Changes in Net Assets
For the Year Ended October 31, 2008

	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective 5	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective Money
Operations	Fund	Index 5 Fund	10 x 10 Fund	Optimized 5 Fund	VIP Fund (a)	S&P 4 Fund (a)	Market Fund
Net investment income	$ 900,568	$ 981,177	$ 106,712	$ 533,654	$ 29,363	$ 84,669	$ 412,486
Net realized loss	(7,306,147)	(337,458)	(758,949)	(3,144,243)	(1,562,370)	(1,282,693)	-
Net change in unrealized appreciation (depreciation)	(22,622,595)	(21,378,837)	(4,269,029)	(18,040,266)	(652,300)	(2,366,806)	-
Net increase (decrease) in net assets from
operations	(29,028,174)	(20,735,118)	(4,921,266)	(20,650,855)	(2,185,307)	(3,564,830)	412,486

Distributions to shareholders
From net investment income
Class A	(384,744)	(948,560)	(141,011)	(100,728)	-	-	(412,486)
Class C	(49,047)	(5,214)	(47,241)	(4,344)	-	-	-
From net realized gains
Class A	(305,144)	(390,672)	(3,489)	(56,099)	-	-	-
Class C	(92,547)	(10,818)	(1,235)	(22,981)	-	-	-
Total distributions to shareholders	(831,482)	(1,355,264)	(192,976)	(184,152)	-	-	(412,486)

Share transactions¹
Proceeds from the sale of shares
Class A	23,505,424	8,330,051	6,674,962	24,900,781	4,954,997	11,478,519	15,250,911
Class C	7,815,241	2,551,874	1,970,729	12,261,722	2,460,972	4,236,101	-
Reinvestment of distributions
Class A	656,460	1,336,197	131,011	148,789	-	-	428,545
Class C	129,814	14,913	45,536	26,423	-	-	-
Cost of shares redeemed
Class A	(28,290,194)	(11,319,461)	(4,814,348)	(14,268,096)	(2,919,359)	(3,957,502)	(10,886,127)
Class C	(4,891,260)	(634,110)	(948,934)	(2,343,755)	(774,287)	(988,492)	-
Net increase (decrease) in net assets from
share transactions	(1,074,515)	279,464	3,058,956	20,725,864	3,722,323	10,768,626	4,793,329

Net increase (decrease) in net assets	(30,934,171)	(21,810,918)	(2,055,286)	(109,143)	1,537,016	7,203,796	4,793,329

Net assets beginning of period	62,910,309	63,797,977	9,793,459	23,065,356	-	-	12,419,405

Net assets end of period	$ 31,976,138	$ 41,987,059	$ 7,738,173	$ 22,956,213	$ 1,537,016	$ 7,203,796	$ 17,212,734

Undistributed (excess of distributions over)
net investment income	$ 777,730	$ 796,853	$ (70,462)	$ 482,675	$ 28,875	$ 84,669	$ -

¹Share transactions
Shares sold
Class A	2,381,514	848,496	675,908	2,342,988	507,081	1,210,120	15,276,620
Class C	805,101	265,274	204,474	1,147,340	265,565	457,916	-
Reinvestment of distributions
Class A	64,233	132,823	12,920	13,429	-	-	402,836
Class C	12,714	1,475	4,513	2,391	-	-	-
Shares redeemed
Class A	(3,075,756)	(1,224,582)	(511,232)	(1,465,087)	(408,442)	(483,236)	(10,886,127)
Class C	(559,392)	(67,135)	(111,621)	(261,448)	(108,594)	(122,108)	-
Net increase (decrease)
Class A	(630,009)	(243,263)	177,596	891,330	98,639	726,884	4,793,329

Class C	258,423	199,614	97,366	888,283	156,971	335,808	-

Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 50,058,773	$ 18,026,327	(b)	$ 7,872,168	$ 48,770,083	$ 7,547,325	$ 15,576,876	$ -
Proceeds from sales of securities	(50,782,363)	(16,135,381)	(b)	(4,817,604)	(27,157,169)	(3,783,790)	(4,734,961)	-

(a) Period from December 27, 2007 (commencement of operations)
(b) Amounts include $5,256,418 and $6,098,910 of purchases and sales, respectively, of U.S. Government Securities.

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Changes in Net Assets
For the Period Ended October 31, 2007

	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective 5	Perspective	Perspective	Perspective	Perspective Money
Operations	Fund (a)	Index 5 Fund (a)	10 x 10 Fund (a)	Optimized 5 Fund (a)	Market Fund (a)
Net investment income (loss)	$ 260,055	$ 751,959	$ (8,110)	$ 66,273	$ 283,443
Net realized gain	395,909	268,769	12,834	77,601	-
Net change in unrealized appreciation (depreciation)	3,114,114	3,881,960	468,552	2,574,030	-
Net increase in net assets from
operations	3,770,078	4,902,688	473,276	2,717,904	283,443

Distributions to shareholders
From net investment income
Class A	-	-	-	-	(283,443)
Class C	-	-	-	-	-
Total distributions to shareholders	-	-	-	-	(283,443)

Share transactions¹
Proceeds from the sale of shares
Class A	47,104,533	57,743,218	6,931,947	15,480,058	14,279,468
Class C	14,230,169	1,350,998	2,743,159	5,083,799	-
Reinvestment of distributions
Class A	-	-	-	-	238,885
Class C	-	-	-	-	-
Cost of shares redeemed
Class A	(1,810,256)	(174,192)	(342,103)	(204,175)	(2,098,948)
Class C	(384,215)	(24,735)	(12,820)	(12,230)	-
Net increase in net assets from
share transactions	59,140,231	58,895,289	9,320,183	20,347,452	12,419,405

Net increase in net assets	62,910,309	63,797,977	9,793,459	23,065,356	12,419,405

Net assets beginning of period	-	-	-	-	-

Net assets end of period	$ 62,910,309	$ 63,797,977	$ 9,793,459	$ 23,065,356	$ 12,419,405

Undistributed net investment income	$ 259,356	$ 771,602	$ -	$ 64,791	$ -

¹Share transactions
Shares sold
Class A	4,376,389	5,737,847	651,556	1,412,942	14,279,468
Class C	1,315,727	129,635	259,464	455,077	-
Reinvestment of distributions
Class A	-	-	-	-	238,885
Class C	-	-	-	-	-
Shares redeemed
Class A	(167,085)	(16,677)	(32,135)	(17,441)	(2,098,948)
Class C	(34,726)	(2,388)	(1,171)	(1,092)	-
Net increase
Class A	4,209,304	5,721,170	619,421	1,395,501	12,419,405

Class C	1,281,001	127,247	258,293	453,985	-

(a) Period from December 28, 2006 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Financial Highlights

													Assuming No Expense
													Reimbursement
		Increase (Decrease) from				Distributions from						Ratio of Net		Ratio of Net
	Net Asset	Investment Operations (c)				Net Realized					Ratio of	Investment	Ratio of	Investment
	Value,	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset	Supplemental Data			Expenses to	Income (Loss)	Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	Net Assets,	Portfolio	Average Net	to Average	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (d)	End of Period	Turnover	Assets (e)	Net Assets (e)	Assets (e)	Net Assets (e)
Jackson Perspective 5 Fund

Class A

10/31/2008	$ 11.47	$ 0.17	$ (5.24)	$ (5.07)	$ (0.08)	$ (0.06)	$ 6.26	(44.68)%	$22,411,553	91%	1.20%	1.84%	1.60%	1.44%
12/28/2006 (a) - 10/31/2007	10.00	0.11	1.36	1.47	-	-	11.47	14.70	48,281,884	9	1.20	1.25	1.91	0.55

Class C

10/31/2008	11.42	0.10	(5.22)	(5.12)	(0.03)	(0.06)	6.21	(45.12)	9,564,585	91	1.95	1.10	2.35	0.70
12/28/2006 (a) - 10/31/2007	10.00	0.05	1.37	1.42	-	-	11.42	14.20	14,628,425	9	1.95	0.52	2.54	(0.07)

Jackson Perspective Index 5 Fund

Class A

10/31/2008	10.91	0.17	(3.62)	(3.45)	(0.16)	(0.07)	7.23	(32.24)	39,626,855	31	1.20	1.78	1.27	1.71
12/28/2006 (a) - 10/31/2007	10.00	0.14	0.77	0.91	-	-	10.91	9.10	62,418,308	18	1.20	1.64	1.30	1.55

Class C

10/31/2008	10.84	0.10	(3.62)	(3.52)	(0.03)	(0.07)	7.22	(32.75)	2,360,204	31	1.95	1.08	2.02	1.01
12/28/2006 (a) - 10/31/2007	10.00	0.08	0.76	0.84	-	-	10.84	8.40	1,379,669	18	1.95	0.87	2.21	0.61

Jackson Perspective 10 x 10 Fund (b)

Class A

10/31/2008	11.18	0.12	(4.39)	(4.27)	(0.17)	-	6.74	(38.66)	5,370,472	44	-	1.28	0.81	0.48
12/28/2006 (a) - 10/31/2007	10.00	-	1.18	1.18	-	-	11.18	11.80	6,924,648	5	-	-	1.90	(1.90)

Class C

10/31/2008	11.11	0.03	(4.32)	(4.29)	(0.16)	-	6.66	(39.06)	2,367,701	44	0.75	0.29	1.56	(0.51)
12/28/2006 (a) - 10/31/2007	10.00	(0.07)	1.18	1.11	-	-	11.11	11.10	2,868,811	5	0.75	(0.75)	2.34	(2.34)

Jackson Perspective Optimized 5 Fund

Class A

10/31/2008	12.49	0.18	(6.24)	(6.06)	(0.05)	(0.03)	6.35	(48.81)	14,516,736	80	1.20	1.82	1.83	1.19
12/28/2006 (a) - 10/31/2007	10.00	0.10	2.39	2.49	-	-	12.49	24.90	17,430,541	5	1.20	1.05	2.71	(0.45)

Class C

10/31/2008	12.41	0.11	(6.19)	(6.08)	(0.01)	(0.03)	6.29	(49.17)	8,439,477	80	1.95	1.15	2.58	0.52
12/28/2006 (a) - 10/31/2007	10.00	0.02	2.39	2.41	-	-	12.41	24.10	5,634,815	5	1.95	0.22	3.15	(0.98)

Jackson Perspective VIP Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.06	(4.04)	(3.98)	-	-	6.02	(39.80)	594,085	80	1.20	0.88	3.01	(0.93)

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.01	(4.00)	(3.99)	-	-	6.01	(39.90)	942,931	80	1.95	0.11	3.76	(1.70)

Jackson Perspective S&P 4 Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.10	(3.31)	(3.21)	-	-	6.79	(32.10)	4,937,361	56	1.30	1.26	2.48	0.08

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.04	(3.29)	(3.25)	-	-	6.75	(32.50)	2,266,435	56	2.05	0.51	3.23	(0.67)

Jackson Perspective Money Market Fund

Class A
10/31/2008	1.00	0.02	-	0.02	(0.02)	-	1.00	2.41	17,212,734	n/a	0.85	2.28	1.12	2.01
12/28/2006 (a) - 10/31/2007	1.00	0.04	-	0.04	(0.04)	-	1.00	3.73	12,419,405	n/a	0.85	4.45	1.66	3.65

(a) Commencement of operations.
(b) The ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(c) Calculated using the average shares method for the period ended October 31, 2008.

(d) Total Return assumes reinvestment of all distributions for the period. Total Return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e) Annualized for periods less than one year.

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM

Notes to the Financial Statements

NOTE 1. ORGANIZATION

The JNL Investors Series Trust (“Trust”) was organized under the laws of Massachusetts, by a Declaration of Trust, dated July 28, 2000. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and the Securities Act of 1933, as amended, as an open-end management investment company issuing its shares in various series. Each series is known as a “Fund” (collectively, “Funds”) and represents a distinct portfolio with its own investment objectives and policies. The Trust currently consists of nineteen (19) separate Funds. The following Funds are included in this report: the Jackson Perspective 5 Fund; the Jackson Perspective Index 5 Fund; the Jackson Perspective Optimized 5 Fund; and the Jackson Perspective VIP Fund (all for which Mellon Capital Management Corporation serves as sub-adviser); the Jackson Perspective S&P 4 Fund (for which Mellon Capital Management Corporation and Standard & Poor’s Investment Advisory Services LLC serve as co-sub-advisers); the Jackson Perspective 10 x 10 Fund (which has a fund-of-funds structure that invests in other affiliated underlying Funds); and the Jackson Perspective Money Market Fund (for which Wellington Management Company, LLP serves as sub-adviser). The Jackson Perspective 5 Fund, the Jackson Index 5 Fund, and the Jackson Perspective Money Market Fund are diversified investment companies as defined in the 1940 Act. All other Funds included in this report are non-diversified. The financial statements of the remaining Funds in the Trust are presented in a separate report.

The Funds offer investors Class A and Class C shares of each Fund, except for the Jackson Perspective Money Market Fund, which only offers Class A shares. Even though these classes represent ownership of the same Fund, each class is subject to different types and levels of sales charges, and bears different levels of marketing and distribution fees. Each share class also has different voting rights on matters affecting a single class. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund. Shares are presently offered to individuals.

Jackson National Asset Management, LLC ("JNAM" or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson"), serves as investment adviser to each of the Funds. The Funds were capitalized by an initial investment by Jackson. The value of Jackson’s investments remaining at October 31, 2008, is as follows:

Class A
Jackson Perspective Index 5 Fund	$ 31,822,118
Jackson Perspective Money Market Fund	10,499,048

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed and consistently applied by the Funds in the preparation of these financial statements.

Security Valuation – The net asset value (“NAV”) shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks traded on an exchange are generally valued on the basis of prices furnished by independent pricing services approved by the Trust's Board of Trustees ("Board") and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market. Investments in mutual funds and the securities lending collateral funds are valued at the net asset value per share determined as of the close of the NYSE on the valuation date. All securities in the Jackson Perspective Money Market Fund, as permitted by compliance with applicable provisions under Rule 2a-7 of the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost unless it is determined that such practice does not approximate market value. Debt securities are generally valued by approved pricing services. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Exchange traded derivatives are valued at last sales price as of the close of business on the local exchange. Non-exchange traded derivatives are generally valued by approved pricing services. If the pricing services are unable to provide valuations, non exchange traded derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services for debt securities and derivatives may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings, and other data, as well as broker quotes.

Market quotations may not be readily available for certain investments. If market quotations are not readily available or if it is determined that a quotation for an investment does not represent market value, then the investment is valued at a fair value as determined in good faith using procedures adopted by the Board. Situations that may require a security to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings, or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets. Under the procedures adopted by the Board, the Adviser may rely on pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Funds’ NAVs are determined.

The value of an investment for purposes of calculating a Fund’s NAV can differ depending on the source and method used to determine the value. If a security is valued at a fair value, the value may be different from the last quoted price for the security. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications – Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include a potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments. Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation or depreciation on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Forward Foreign Currency Contracts - A Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. All contracts are marked-to-market daily based on the foreign currency exchange rate. The change in market value is recorded as a receivable or payable from forward foreign currency contracts. When a contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract.

Futures Contracts - A Fund may buy and sell futures contracts to manage its exposure to changes in securities prices and foreign currencies or as an efficient means of adjusting overall exposure to certain markets. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Futures contracts are valued based upon their quoted daily settlement prices. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statements of Assets and Liabilities.

When-Issued and Delayed Delivery Transactions - A Fund may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date. The Adviser identifies liquid assets in a sufficient amount to meet the purchase price.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. Sometimes these securities are referred to as “private placements”. Unregistered securities may be deemed “illiquid” because there is no readily available market for sale of the securities. These securities are generally valued by approved pricing services. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

U.S. Government Agencies or Government-Sponsored Enterprises - Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Securities Loaned - The Trust has entered into a securities lending arrangement with The Bank of New York Mellon Corporation (“Custodian”). Under the terms of the agreement, the Funds receive a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The Custodian is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested in the Mellon GSL DBT II Collateral Fund, a pooled investment fund constituting a series within a Delaware business trust sponsored by the Custodian and approved by the Adviser. In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The fair value and amortized cost of each Fund’s investment in Mellon GSL DBT II Collateral Fund at October 31, 2008, is reported in the respective Schedules of Investments. The Custodian has continued to execute transactions in Mellon GSL DBT II Collateral Fund at $1.00 per unit as none of the investments in this series at October 31, 2008 are in default. During the period ended October 31, 2008, certain securities in the Mellon GSL DBT II Collateral Fund defaulted and were segregated into Mellon GSL Reinvestment Trust II, another series within the Delaware business trust. Each Fund will be responsible for payment to the Custodian for the difference between its portion of the final proceeds from the investment in Mellon GSL Reinvestment Trust II and the related amortized cost. Each Fund’s unrealized depreciation from its investment in Mellon GSL DBT II Collateral Fund and Mellon GSL Reinvestment Trust II is included in Net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Certain Funds had no securities on loan as of October 31, 2008. The fair value and amortized cost of the investment in Mellon GSL Reinvestment Trust II for Funds with securities on loan as of October 31, 2008 are reported under Securities Lending Collateral in the Schedules of Investments and the amortized cost is included in Return of collateral for securities loaned in the Statements of Assets & Liabilities. The fair value and amortized cost of the investment in Mellon GSL Reinvestment Trust II for Funds with no securities on loan as of October 31, 2008 is reported under Non-U.S. Government Agency Asset-Backed Securities in the Schedules of Investments and the amortized cost is included in Payable for Investment securities purchased in the Statements of Assets & Liabilities.

Repurchase Agreements - A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker-dealer, to repurchase that security back from the Fund at a specified price and date or upon demand. The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s Custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Procedures for all repurchase agreements have been designed to monitor that the daily market value of the collateral is in excess of the repurchase agreement in the event of default. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Distributions to Shareholders – The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The Jackson Perspective Money Market Fund declares dividends daily and pays dividends monthly. For all other Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes – Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute income and capital gains in amounts that will avoid federal income and excise taxes. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

NOTE 3. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the sub-advisers as compensation for their services.

The following is a schedule of the fees each Fund is currently obligated to pay JNAM:

	$0 to $250 M	$250M to $500 M	Over $500 M
Jackson Perspective 5 Fund	0.65%	0.60%	0.60%
Jackson Perspective Index 5 Fund	0.65	0.60	0.60
Jackson Perspective 10 x 10 Fund	0.00	0.00	0.00
Jackson Perspective Optimized 5 Fund	0.65	0.60	0.60
Jackson Perspective VIP Fund	0.65	0.60	0.60
Jackson Perspective S&P 4 Fund	0.80	0.80	0.75
Jackson Perspective Money Market Fund	0.40	0.40	0.35

Administrative Fee – JNAM also serves as the Administrator to the Funds. In addition to the investment advisory fee, each Fund (except the Jackson Perspective 10 x 10 Fund) pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund. In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the Funds. Each Fund is responsible for all other operating expenses. Certain expenses of the Jackson Perspective 10 x 10 Fund such as a portion of transfer agent fees, registration fees, printing, and other miscellaneous costs are paid by the underlying Funds in accordance with the Administration Agreement.

Fee Waiver and Expense Reimbursements – Effective November 1, 2007, the Board approved a contractual expense limitation agreement to waive fees and reimburse expenses of the Funds through October 31, 2008, such that net expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) are limited to an annualized expense ratio. Prior to the contractual expense limitation agreement, JNAM had voluntarily agreed to waive fees and reimburse expenses of the Funds through October 31, 2007. JNAM may seek future restitution from a Fund for fees waived and reimbursed through October 31, 2008; however, such restitution is limited to the extent that it would not cause the Fund to exceed then current expense limitations. In addition, this future restitution is only permitted provided that the Funds are not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed. During the period ended October 31, 2008, JNAM did not receive any restitution for any expenses that had been previously waived or reimbursed. At October 31, 2008, the annualized expense ratios and remaining amount of potentially recoverable reimbursement, including the prior year’s accumulated reimbursement, is as follows:

	Class A	Class C	Accumulated Reimbursement/Waiver
Jackson Perspective 5 Fund	1.20%	1.95%	$ 382,686
Jackson Perspective Index 5 Fund	1.20	1.95	83,665
Jackson Perspective 10 x 10 Fund	0.00	0.75	151,991
Jackson Perspective Optimized 5 Fund	1.20	1.95	315,727
Jackson Perspective VIP Fund	1.20	1.95	82,119
Jackson Perspective S&P 4 Fund	1.30	2.05	92,568
Jackson Perspective Money Market Fund	0.85	N/A	98,745

12b-1 Fees - The Funds have adopted a Distribution Plan under the provisions of Rule 12b-1 of the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A and Class C shares. Jackson National Life Distributors LLC ("JNLD") is the principal underwriter of the Funds, with responsibility for promoting sales of Fund shares. JNLD is a wholly-owned subsidiary of Jackson and an affiliate of JNAM. For Class A shares, the annual 12b-1 fees are 0.25% (0.00% for the Jackson Perspective 10 x 10 Fund). For Class C shares, the annual 12b-1 fees are 1.00% (0.75% for the Jackson Perspective 10 x 10 Fund). Amounts charged pursuant to the Distribution Plan are reflected in the Statements of Operations as 12b-1 fees.

Initial Sales Charge - Investments in the Funds’ Class A shares, except for the Jackson Perspective Money Market Fund, are subject to a maximum initial sales charge (front-end sales load) of 5.75%. For the period ended October 31, 2008, JNLD retained initial sales charges, net of commissions paid to brokers, of $191,589.

Contingent Deferred Sales Charges - Certain investments in Class A and Class C shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) upon redemption, depending on the length of time shares are held. The amount of CDSC is based on the lesser of the purchase price or redemption price. For Class A share purchases greater than $1,000,000 without a front-end sales charge, a 1.00% CDSC is applied upon redemption to those shares that were held for less than one year. The CDSC does not apply to purchase of the Jackson Perspective Money Market Fund. For Class C shares, a 1.00% CDSC is applied upon redemption to those shares that were held for less than one year. For the period ended October 31, 2008, JNLD retained $4,851 of CDSC on Class A redemptions and $48,080 of CDSC on Class C redemptions for the Funds.

Deferred Compensation Plan - The Funds have adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested in shares of one or more of the Funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the Funds selected by participating Trustees. Liabilities related to deferred balances are included in Trustee fees payable in the Statements of Assets and Liabilities. Expenses associated with deferred balances are included in Trustee fees set forth in the Statements of Operations.

Investments in Affiliates - The period ended October 31, 2008, certain Funds invested in money market funds for temporary purposes, which are advised by JNAM. The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Funds participating in securities lending receive cash collateral, which is invested by the Custodian in the Mellon GSL DBT II Collateral Fund, which may be considered affiliated with the Funds. As previously discussed, the Custodian segregated assets of the Mellon GSL DBT II

Collateral Fund into the Mellon GSL Reinvestment Trust II, which may also be considered affiliated with the Funds. The Jackson Perspective 10 x 10 Fund is invested solely in the Class A shares of other affiliated Funds of the Trust. The Jackson Perspective Index 5 Fund invested in Prudential plc, the parent company of Jackson. The Jackson Perspective Index 5 Fund also invested in The Bank of New York Mellon Corporation, the parent company of its sub-adviser and the Funds’ Custodian. The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities and the associated income is disclosed separately in the Statements of Operations.

NOTE 4. FEDERAL INCOME TAX MATTERS

The following information is presented on an income tax basis. The primary differences in the amounts reported for financial statement and tax purposes are attributable to timing differences in recognizing realized and unrealized foreign currency gains and losses and timing differences in recognizing gains and losses in investment transactions related to futures contracts, passive foreign investment companies (PFICs) and wash sales.

As of October 31, 2008, the cost of investments, the components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains are as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gains
Jackson Perspective 5 Fund	$54,536,420	$162,232	$(20,160,836)	$(19,998,604)	$778,557	$-
Jackson Perspective Index 5 Fund	67,009,873	1,021,687	(18,166,854)	(17,145,167)	769,203	-
Jackson Perspective 10 x 10 Fund	12,148,595	3,103	(4,396,816)	(4,393,713)	-	-
Jackson Perspective Optimized 5 Fund	38,950,985	195,268	(16,078,957)	(15,883,689)	482,939	-
Jackson Perspective VIP Fund	2,321,820	16,135	(782,183)	(766,048)	28,882	-
Jackson Perspective S&P 4 Fund	10,007,428	121,183	(2,868,834)	(2,747,651)	84,712	-
Jackson Perspective Money Market Fund	17,215,426	-	-	-	194	-

*Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the eleven month tax period ended October 31, 2008, was designated for purposes of the dividends paid deduction as follows:

	Distributions from Net Ordinary Income*	Distributions from Net Long-Term Capital Gains**
Jackson Perspective 5 Fund	$831,482	$-
Jackson Perspective Index 5 Fund	1,266,962	88,302
Jackson Perspective 10 x 10 Fund	192,976	-
Jackson Perspective Optimized 5 Fund	184,152	-
Jackson Perspective VIP Fund	-	-
Jackson Perspective S&P 4 Fund	-	-
Jackson Perspective Money Market Fund	369,934	-

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the eleven month tax period ended October 31, 2008.

The Jackson Perspective Money Market Fund paid distributions of $325,995 from net ordinary income for the initial tax period ending November 30, 2007.

At October 31, 2008, the following Funds had unused capital loss carryovers for U.S. Federal income tax purposes, which may be used to offset future realized net capital gains. It is the intent of the Board to not distribute any realized capital gains until the capital loss carryovers have been offset or have expired.

	Amount	Year(s) of Expiration
Jackson Perspective 5 Fund	$6,876,645	2016
Jackson Perspective Index 5 Fund	750,627	2016
Jackson Perspective 10 x 10 Fund	236,050	2016
Jackson Perspective Optimized 5 Fund	2,714,737	2016
Jackson Perspective VIP Fund	1,447,919	2016
Jackson Perspective S&P 4 Fund	901,848	2016

To the extent there are differences between the amounts recognized for book-basis and federal tax-basis that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment as indicated below; temporary differences do not require reclassification. Permanent differences include but are not limited to: expired capital loss carry-forwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, accounting treatment of notional principal contracts, and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
Jackson Perspective 5 Fund	$51,597	$(63,188)	$11,591
Jackson Perspective Index 5 Fund	(2,152)	(9,852)	12,004
Jackson Perspective 10 x 10 Fund	81,414	(70,336)	(11,078)
Jackson Perspective Optimized 5 Fund	(10,698)	9,867	831
Jackson Perspective VIP Fund	(488)	488	-

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns for the prior three fiscal years that remain subject to examination by the Internal Revenue Service. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, noted no material impact on the Funds’ financial statements during the period ended October 31, 2008.

NOTE 5. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. Management does not believe its adoption will impact the financial statement amounts, however, additional disclosures will be required for future periods about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.

In March 2008, the FASB released SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value and gains and losses on derivative instruments, and disclosures about credit risk related contingent features in derivative agreements. The application of SFAS No. 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the financial statements has not yet been determined.

NOTE 6. AGREEMENTS WITH UNAFFILIATED PARTIES

PNC Global Investment Servicing (U.S.) Inc. ("PNC") has been retained to serve as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent for the Funds. PNC receives fees that are based on the number of shareholder accounts opened and maintained by PNC. In addition, PNC is reimbursed for out of pocket expenses associated with servicing the shareholder accounts, such as print mail, telephone expenses, and banking charges.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Investors Series Trust:

We have audited the accompanying statement of assets and liabilities of the Jackson Perspective 5 Fund, the Jackson Perspective Index 5 Fund, the Jackson Perspective 10 x 10 Fund, the Jackson Perspective Optimized 5 Fund, the Jackson Perspective VIP Fund, the Jackson Perspective S&P 4 Fund, and the Jackson Perspective Money Market Fund (the “Funds”) (series of JNL Investors Series Trust), including the schedules of investments, as of October 31, 2008 and the related statements of operations for the year or period then ended and the statements of changes in net assets and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2008, and the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

December 19, 2008

Disclosure of Fund Expenses (Unaudited)

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees and other daily operating expenses. Operating expenses such as these are deducted from the Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. The information in this section can be used to compare each Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return

	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	4/30/2008	10/31/2008	Ratios	Period	4/30/2008	10/31/2008	Ratios	Period

Jackson Perspective 5 Fund
Class A	$ 1,000.00	$639.40	1.20%	$ 4.95	$ 1,000.00	$1,013.14	1.20%	$ 6.07
Class C	1,000.00	636.90	1.95	8.02	1,000.00	1,005.64	1.95	9.83
Jackson Perspective Index 5 Fund
Class A	1,000.00	734.00	1.20	5.23	1,000.00	1,013.14	1.20	6.07
Class C	1,000.00	731.50	1.95	8.49	1,000.00	1,005.64	1.95	9.83
Jackson Perspective 10 x 10 Fund
Class A	1,000.00	684.30	-	-	1,000.00	1,025.14	-	-
Class C	1,000.00	682.40	0.75	3.17	1,000.00	1,017.64	0.75	3.80
Jackson Perspective Optimized 5 Fund
Class A	1,000.00	602.50	1.20	4.83	1,000.00	1,013.14	1.20	6.07
Class C	1,000.00	600.80	1.95	7.85	1,000.00	1,005.64	1.95	9.83
Jackson Perspective VIP Fund
Class A	1,000.00	652.20	1.20	4.98	1,000.00	1,013.14	1.20	6.07
Class C	1,000.00	652.60	1.95	8.10	1,000.00	1,005.64	1.95	9.83
Jackson Perspective S&P 4 Fund
Class A	1,000.00	714.70	1.30	5.60	1,000.00	1,012.14	1.30	6.58
Class C	1,000.00	712.00	2.05	8.82	1,000.00	1,004.64	2.05	10.33
Jackson Perspective Money Market Fund
Class A	1,000.00	1,008.40	0.85	4.29	1,000.00	1,016.64	0.85	4.31

Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period). Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent 6-month period, then divided by the number of days in the most recent 12-month period.

Other Information (Unaudited)

Quarterly Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request by calling the Fund toll-free at 866-255-1935.

Proxy Voting Guidelines and Availability of Proxy Voting Record

JNAM, the Funds’ adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available without charge, (1) upon request by calling 1-800-392-2909; (2) on the website of Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York at www.jackson.com; and (3) on the SEC's website at www.sec.gov.

Distribution Information

Jackson Perspective 5 Fund, Jackson Perspective Index 5 Fund, Jackson Perspective 10 x 10 Fund, and Jackson Perspective Optimized 5 Fund hereby designate 100.00%, 30.43%, 69.59% and 42.65%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00%, 67.65%, 97.95% and 100.00%, respectively, as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

TRUSTEES AND OFFICERS THE TRUST

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Interested Trustee
Mark D. Nerud (42) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present) President and Chief Executive Officer (12/06 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to 11/03) (1/07 to present); Vice President (8/97 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Disinterested Trustees
Michael Bouchard (52) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (1/99 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

William J. Crowley, Jr. (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Partner (Baltimore Office) – Arthur Andersen LLP (2001 to 2002); Board Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Director of Foundation Coal Holdings, Inc.; Director of Bio Veris Corporation (from 5/04 until 6/07 when the company was acquired); Director of Provident Bankshares Corporation

Dominic D’Annunzio (70) 1 Corporate Way Lansing, MI 48951	Chairman of the Board [2] (2/04 to present) Trustee [2] (2/02 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Michelle Engler (50) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE::
Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
James Henry, Ph.D. (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Richard McLellan (66) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/94 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Dykema Gossett PLLC (Law Firm)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)

William R. Rybak (57) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (53) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

[1] Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Jackson National Asset Management, LLC.

[2] The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Officers
Kelly L. Crosser (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Steven J. Fredricks (38) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/05 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance Company (2/02 to 1/05)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Danielle A. Hernandez (28) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (12/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Compliance Analyst of the Adviser (08/06 to present); Administrative Assistant of the Adviser (12/05 to 08/06); Executive Assistant at the U.S. House of Representatives, Washington, D.C. (2002 to 2005)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

J. Kevin Kenely (54) 1 Corporate Way Lansing, MI 48951	Vice President (2/08 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (2/08 to present); Assistant Vice President – Fund Accounting of the Adviser (2/08 to present); Director of Jackson National Life Insurance Company (12/07 to present); Director and Chief Accounting Officer of CTC Holdings, LLC (2006 to 8/07); Director of Spectrum Global Fund Administration LLC (2005 to 2006); Investments Controller of Grantham, Mayo, Van Otterloo & Co. LLC (1999 to 2004)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Daniel W. Koors (38) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/06 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President and Chief Financial Officer of the Adviser (1/07 to present); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006); Senior Manager of Deloitte & Touche LLP (2000 to 2003)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Officers
Michael Piszczek (51) 1 Corporate Way Lansing, MI 48951	Vice President (11/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (11/07 to present); Assistant Vice President – Tax of the Adviser (11/07 to present); Assistant Vice President – Nuveen Investments (4/99 to 8/07); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/99 to 8/07)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Susan S. Rhee (36) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/04 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Legal Officer (7/04 to present) and Secretary (11/00 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/04 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

The Trustees and officers that are interested persons of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or officers. The following persons, who are disinterested Trustees of the Trust and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the six-month period ended April 30, 2008.

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Michael Bouchard	$2,121	$0	$0	$117,500 [4]
William J. Crowley, Jr.	$2,121	$0	$0	$117,500 [5]
Dominic D’Annunzio [3]	$2,663	$0	$0	$147,500 [6]
Michelle Engler	$2,121	$0	$0	$117,500
James Henry	$2,121	$0	$0	$117,500
Richard McLellan	$2,252	$0	$0	$124,750
William R. Rybak	$2,121	$0	$0	$117,500
Patricia Woodworth	$2,324	$0	$0	$128,750 [7]
Steven J. Fredricks [2]	$4,206	$0	$0	$232,993

1 The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees is $444,000.

2 Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

3 Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

4 Amount includes $1,650 deferred by Mr. Bouchard.

5 Amount includes $30,300 deferred by Mr. Crowley.

6 Amount includes $34,500 deferred by Mr. D’Annunzio.

7 Amount includes $28,875 deferred by Ms. Woodworth.

You can obtain a copy of the current prospectus, SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061 or writing the Jackson Funds, c/o PFPC Inc., P.O. Box 9691, Providence, RI 02940.

JNL INVESTORS SERIES TRUST

(“Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Funds (“Board”) oversees the management of each Fund and, as required by law, determines annually whether to approve the Funds’ advisory agreement with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-advisory agreement(s).

At a meeting on June 12-13, 2008, the Board, including all of the Independent Trustees, considered information relating to the Agreement and the sub-advisory agreements between JNAM and each Fund’s Sub-Adviser(s) (“June Sub-Advisory Agreements”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreement and the June Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the June Sub-Advisory Agreements through June 30, 2009.

At a meeting on August 13-14, 2008, the Board, including all of the Independent Trustees, considered information relating to the Agreement, the amendment to the sub-advisory agreement between JNAM and PPM America, Inc. (“PPM Sub-Advisory Agreement”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreement and the PPM Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the PPM Sub-Advisory Agreement through June 30, 2009.

Please note all references below to “Sub-Advisory Agreements” shall include the June Sub-Advisory Agreements and PPM Sub-Advisory Agreement.

In reviewing the Agreement and the Sub-Advisory Agreements and considering the information, the Board was advised by outside legal counsel to the Funds, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) its profitability, including an analysis of the cost of providing services and comparative expense information, (4) whether economies of scale may be realized as each Fund grows and whether the fee structure reflects the economies of scale for each Fund’s investors, and (5) other benefits that may accrue to JNAM and the Sub-Advisers through their relationships with the Funds. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreement is fair and reasonable and in the best interests of the shareholders of each Fund and that each Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also considered that JNAM would monitor the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new Sub-Advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser. The Board considered JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendation, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management who are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s CCO.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by the Sub-Adviser(s) under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds selected by an independent data service (the “peer group”) and how the Fund performed versus its primary benchmark (“benchmark”) index. For certain Funds, the Board considered the relevant custom benchmark or relevant blended benchmark. This consideration was based on JNAM’s assertion that the custom or blended benchmark may, in many circumstances, be a more meaningful source of comparative information than a broad-based benchmark index for certain Fund’s with a specific investment focus. A custom benchmark may not be available for certain periods presented, in which case the Fund was compared to its primary benchmark. References in this section to “Agreements” are references to the Agreement and Sub-Advisory Agreement of the Fund in question. The performance periods considered by the Board ended on December 31, 2007 (unless otherwise noted). When available, the Board considered one-, five- and ten-year performance.

June 12-13, 2008 Board Meeting:

With respect to the proposed new Funds, the Board could not consider historical information, since the Funds had not previously been in existence. The Board did consider certain hypothetical information presented by JNAM based either on similar funds or certain attribution models.

Existing Funds:

Jackson Perspective 5 Fund and Jackson Perspective Index 5 Fund. Noting that each Fund commenced operations in December 2006, the Board considered that each Fund underperformed the peer group and its custom benchmark for the one-year period. The Board noted, however, that it was prudent to allow more time for each Fund to develop a longer track record.

Jackson Perspective 10 x 10 Fund. Noting that the Fund commenced operations in December 2006, the Board considered that the Fund underperformed the peer group and its benchmark for the one-year period. The Board noted, however, that it was prudent to allow more time for the Fund to develop a longer track record. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Jackson Perspective Optimized 5 Fund. Noting that the Fund commenced operations in December 2006, the Board considered that the Fund outperformed the peer group and underperformed its custom benchmark for the one-year period. The Board noted, however, that it was prudent to allow more time for the Fund to develop a longer track record. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Jackson Perspective Money Market Fund. Noting that the Fund commenced operations in December 2006, the Board considered that the Fund slightly underperformed the peer group and underperformed its benchmark for the one-year period. The Board noted, however, that it was prudent to allow more time for the Fund to develop a longer track record. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Money Market Fund. The Board considered that the Fund outperformed the peer group and its benchmark for the one-year period and since inception. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Jackson Perspective VIP Fund and Jackson Perspective S&P 4 Fund. The Board did not consider comparative investment information for any of these Funds because the Funds did not have a full year of performance for the period considered by the Board.

New Funds:

Jackson Perspective Global Basics Fund (period ending March 31, 2008). The Board considered that M&G’s performance for a similarly managed strategy significantly outperformed its benchmark for the one-, three- and five-year periods. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Jackson Perspective Global Leaders Fund (period ending March 31, 2008). The Board considered that M&G’s performance for a similarly managed strategy outperformed its benchmark for the three- and five-year periods and underperformed its benchmark for the one-year period. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Jackson Perspective European 30 Fund. The Board could not consider historical information, since the Fund had not previously been in existence. The Board did consider hypothetical performance presented by JNAM based on the back testing of the stock selection criteria. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Jackson Perspective Pacific Rim 30 Fund. The Board could not consider historical information, since the Fund had not previously been in existence. The Board did consider hypothetical performance presented by JNAM based on the back testing of the stock selection criteria. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Jackson Perspective Pan European Fund (as of March 31, 2008). The Board considered that M&G’s performance for a similarly managed strategy outperformed its benchmark for the five-year period and underperformed its benchmark for the one- and three-year periods. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

August 13-14, 2008 Board Meeting:

With respect to the proposed new Fund, the Board could not consider historical information, since the Fund had not previously been in existence. The Board did consider certain hypothetical information presented by JNAM based either on similar funds or certain attribution models.

New Fund:

Jackson Perspective Total Return Fund (as of June 30, 2008). The Board considered that PPM’s performance for a similarly managed strategy underperformed for the one-year period outperformed its benchmark for the three- and five-year periods. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s proposed advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s proposed sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. With respect to each Fund noted below, the Board concluded that the advisory and sub-advisory fees are reasonable and in the best interest of each Fund and its shareholders in light of the services to be provided. In reaching this determination, the Board also considered the effect of advisory fees on the total expenses of each Fund.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

June 12-13, 2008 Board Meeting:

The Board also noted that the data service did not have a comparable group of funds against which to review the advisory and sub-advisory fees. The data service did provide total expenses for a comparable group of funds.

Existing Funds:

Jackson Perspective 5 Fund. The Board considered that the Fund’s advisory fees are effectively waived due to the expense limitation agreement and lower than the peer group average. The Board considered that the Fund’s sub-advisory fees are lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective Index 5 Fund. The Board considered that the Fund’s advisory fees are lower than the peer group average. There are no other funds in the peer group with sub-advisory fees. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective 10 x 10 Fund. The Board considered that the Fund has no advisory or sub-advisory fees. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective Optimized 5 Fund. The Board considered that the Fund’s advisory fees are effectively waived due to an expense limitation agreement and lower than the peer group average. The Board considered that the Fund’s sub-advisory fees are lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective VIP Fund. The Board considered that the Fund’s advisory fees are slightly higher than the peer group average and sub-advisory fees are lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective S&P 4 Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is higher than that of the peer group average. However, the Board also noted that two of the five funds in the peer included expense waivers that significantly reduced the peer group average.

Jackson Perspective Money Market Fund. The Board considered that the Fund’s advisory fees are effectively waived due to an expense limitation agreement and lower than the peer group average. The Board considered that the Fund’s sub-advisory fees are lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

JNL Money Market Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

New Funds:

Jackson Perspective Global Basics Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average.

Jackson Perspective Global Leaders Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average.

Jackson Perspective European 30 Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average.

Jackson Perspective Pacific Rim 30 Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average.

Jackson Perspective Pan European Fund. The Board considered that the Fund’s advisory fees are higher than the peer group average and sub-advisory fees are equal to the peer group average. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average.

August 13-14, 2008 Board Meeting:

The Board also noted that the data service did not have a comparable group of funds against which to review the advisory and sub-advisory fees. The data service did provide total expenses for a comparable group of funds.

New Fund:

Jackson Perspective Total Return Fund. The Board considered that the Fund’s advisory fees are higher than the respective peer group averages and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average. The Board concluded that the advisory fees and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund, contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain sub-advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those sub-advisers would manage. The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, that sub-advisers would not be required to participate in the meetings and that recommendations to hire or fire sub-advisers would not be influenced by a sub-adviser’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to the sub-advisers through their relationship with the Fund(s), the Board noted that each sub-adviser may develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). Further, the Board considered that in the case of Mellon Capital Management Corporation (“Mellon”), affiliates serve as the custodian and the securities lending agent for the Funds of the JNL Series Trust, JNL Variable Fund LLC, and the JNL Investors Series Trust. The Board considered that each service to be provided to the Funds by the Mellon affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was fair, reasonable and in the best interests of each Fund and its shareholders.

To learn more about Jackson Funds, call:

Investor Services: 888/276-0061

Financial Professional Support

Bank and Financial Institution Representatives: 800/777-7900

Independent and Non-Bank Broker/Dealer Representatives: 800/711-JNLD (5653)

Regional Broker/Dealer Representatives: 800/340-JNLD (5653)

FMM1062 10/08

Annual Report

October 31, 2008

• JNL® Investors Series Trust

Jackson Perspective Core Equity Fund

PPM America Inc.

Objective:

The investment objective of the Jackson Perspective Core Equity Fund is long-term growth of capital.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective Core Equity Fund posted a return of -39.60% (Class A Shares at NAV) compared to -33.20% for the S&P 500® Index.

The Fund’s underperformance relative to the S&P 500® Index can be attributed primarily to stock selection and in particular to some of the stocks in the financial sector and other economically sensitive areas. Defensive sectors such as consumer staples and healthcare tended to hurt Fund performance as the portfolio had an underweight in these sectors. Because of the turbulence in the financial markets, investors appeared to flock to these so called “safe havens”. The underweight in the transport sector hurt fund performance while the underweight in the energy sector helped Fund performance.

As of October 31, 2008, some negative stock detractors in the Fund for the period included insurance names, Hartford Financial Services Group Inc. (“Hartford”) and Lincoln National Corp. Hartford’s stock price has been negatively impacted by the financial market unrest and more recently by concerns over a possible debt downgrade. Some additional names that detracted from performance included financial names, Federal National Mortgage Association (“Fannie Mae”), Wachovia Corp., and American International Group (“AIG”); all three positions were sold in the period. Some of the positive stock contributors in the Fund for the period included national banks Wells Fargo & Co. and JPMorgan Chase and retail companies, Sherwin-Williams Co. and Home Depot Inc. Sherwin-Williams Co. recently announced better than expected third quarter results and analysts are encouraged by the company’s aggressive pricing actions as well as its ongoing self-help efforts including expense control, working capital reduction, and closure of redundant stores. Wells Fargo & Co. has faired much better than its peers in this extremely challenging housing and consumer credit market. The company recently announced an agreement to merge with Wachovia Corp. The merger would create a premier coast to coast community banking presence.

During the period several new names such as Walgreens Co., FedEx, Corning Inc., and Royal Caribbean International were added to the Fund. Borg Warner Inc., Brunswick

Corp., Liz Claiborne Inc., and Transocean Inc. were several of the names sold in the Fund in the period.

At the end of October, the Fund’s largest sector overweights, relative to the S&P 500® Index, were the consumer discretionary, materials, and financials sectors.

Significant market uncertainty over subprime mortgage loans and tightening credit pressures, which started around the second half of 2007, continued in 2008. It appeared to escalate in September and October as the financial turmoil continued to create a massive disruption in the global financial markets. Unfortunately, several of the Fund’s holdings, namely Fannie Mae, AIG, and Washington Mutual Inc., were directly impacted negatively by these unprecedented events. Fannie Mae was taken into conservatorship while the U.S. Federal Reserve took control of AIG and the Federal Depository Insurance Company seized Washington Mutual Inc.

We believe intense fear has been a principal driver in the markets unrest. We believe the market’s current valuation is very attractive. The Fund is cheap relative to the overall market as demonstrated by several portfolio metrics such as portfolio price/earnings and price/cash flow. We continue to favor stocks within the consumer discretionary and financial sectors. We believe these sectors, which have been hit hardest, are still very attractive on a long-term basis and offer significant upside potential using our normal two to three year investment time horizon. We are committed to our investment approach and philosophy.

Since Inception (12/27/07)
Total Return for Class A Shares*	-39.60%
Total Return for Class C Shares*	-39.60%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Jackson Perspective Large Cap Value Fund

PPM America Inc.

Objective:

The investment objective of the Jackson Perspective Large Cap Value Fund is long-term growth of capital.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective Large Cap Value Fund posted a return of -46.80% (Class A Shares at NAV) compared to -34.18% for the S&P 500®/Citigroup Value Index.

The Fund’s underperformance relative to the S&P 500®/Citigroup Value Index can be attributed primarily to stock selection and in particular to some of the stocks in the financial sector and other economically sensitive areas. Defensive sectors such as consumer staples and healthcare tended to hurt Fund performance as the portfolio had a significant underweight in these sectors. Because of the turbulence in the financial markets, investors appeared to flock to these so called “safe havens”. The underweight in the transport sector hurt fund performance while the overweight in the energy sector helped Fund performance.

As of October 31, 2008, some negative stock detractors in the Fund for the period included insurance names Hartford Financial Services Group Inc. (“Hartford”) and Lincoln National Corp. Hartford’s stock price has been negatively impacted by the financial market unrest and more recently by concerns over a possible debt downgrade. Some additional names that detracted from performance included financial names Federal National Mortgage Association (“Fannie Mae”), Wachovia Corp, and American International Group Inc. (“AIG”); all three positions were sold in the period. Some of the positive stock contributors in the Fund for the period included Wells Fargo & Co., and retail names, Sherwin-Williams Co. and Home Depot Inc. Sherwin-Williams Co. recently announced better than expected third quarter results. The company’s aggressive pricing actions and ongoing self-help efforts including expense control, working capital reduction, and closure of redundant stores encouraged analysts. Wells Fargo & Co. has faired much better than its peers in this extremely challenging housing and consumer credit market. The company recently announced an agreement to merge with Wachovia Corp. The merger would create a premier coast to coast community banking presence.

During the period several new names such as Goldman Sachs Group Inc., Morgan Stanley, Viacom Inc., and Royal Caribbean International were added to the Fund. Borg Warner Inc., Brunswick Corp., Dominion Resources, and Liz Claiborne Inc. were several names sold in the Fund.

Significant market uncertainty over subprime mortgage loans and tightening credit pressures, which started around the second half of 2007, continued in 2008. It appeared to escalate in September and October as the financial turmoil continued to create a massive disruption in the global financial markets. Unfortunately, several of the Fund’s holdings, namely Fannie Mae, AIG, and Washington Mutual Inc. were directly impacted negatively by these unprecedented events. Fannie Mae was taken into conservatorship while the U.S. Federal Reserve took control of AIG and the Federal Depository Insurance Company seized Washington Mutual Inc.

We believe the market’s current valuation is very attractive. The Fund is cheap relative to the overall market as demonstrated by several portfolio metrics such as portfolio price/earnings and price/cash flow. We continue to favor stocks within the consumer discretionary and financial sectors. We believe these sectors, which have been hit the hardest, are still very attractive on a long-term basis and offer significant upside potential using our normal two to three year investment time horizon.

We continue to believe that value investing works over the long-term. We have not and will not change our philosophy or process as a result of a period of significant underperformance. We strongly believe in our value approach and philosophy and are hopeful for a significant period of outperformance.

Since Inception (12/27/07)
Total Return for Class A Shares*	-46.80%
Total Return for Class C Shares*	-46.80%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson Perspective Mid Cap Value Fund

PPM America Inc.

Objective:

The investment objective of the Jackson Perspective Mid Cap Value Fund is long-term growth of capital.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective Mid Cap Value Fund posted a return of -43.30% (Class A Shares at NAV) compared to -35.82% for the Russell Mid Cap Value Index.

The Fund’s underperformance relative to the Russell Mid Cap Value Index can be attributed primarily to stock selection. The financial sector hurt performance. The overweight in the basic materials and underweight in the consumer services sectors helped performance.

As of October 31, 2008, some negative stock detractors in the Fund for the period included metal company, Allegheny Technologies Inc., and energy company, Hercules Offshore Inc. Allegheny Technologies Inc. stock price suffered from aerospace headwinds related to Boeing’s 787 delay and the machinist strike. Also lower stainless steel prices were a deterrent. Hercules Offshore Inc., a leading provider of offshore contract drilling, liftboat, and inland barge services was hurt in the second half of the year due to concerns over declining oil and natural gas prices, hurricane-related impacts, and declining drilling activity due to current economic environment uncertainty. Some additional names that detracted from performance included financial names Washington Mutual Inc. (“Washington Mutual”), Radian Group Inc., Federal National Mortgage Association (“Fannie Mae”), and auto companies, American Axle & Manufacturing Inc., and General Motors Corp.; all sold in the period.

Some positive stock contributors in the Fund for the period included energy company, Comstock Resources Inc. (“Comstock”), and chemical company, Olin Corp. (“Olin”). Comstock performed well during the period as a result of its 220,000 acres of exposure to the emerging Haynesville Shale play, thought to be one of the largest natural gas finds in the U.S. Declining natural gas prices muted performance in the second half of the year. Olin is the third largest North American chlor-alkali producer. Global capacity is limited but the supply/demand balance should remain favorable for Olin over the near term. Olin is trading at an attractive valuation and offers a nice dividend yield.

During the period several names such as food products company, NBTY Inc., and health service company, ResCare Inc., were added to the Fund while Archer Daniels Midland Co., Tupperware, and Brunswick Corp. were sold.

Significant market uncertainty over subprime mortgage loans and tightening credit pressures, which started around the second half of 2007, continued in 2008. It appeared to escalate in September and October as the financial turmoil continued to create a massive disruption in the global financial markets. Unfortunately, several of the Fund’s holdings, namely Fannie Mae and Washington Mutual, were directly impacted negatively by these unprecedented events. Fannie Mae was taken into conservatorship while Washington Mutual was seized by the Federal Depository Insurance Company.

We believe intense fear has been a principal driver in the markets unrest. We believe the market’s current valuation is very attractive. The Fund is cheap relative to the overall market as demonstrated by several portfolio metrics such as portfolio price/earnings and price/cash flow. We continue to favor stocks within the industrials and materials sectors. We believe these sectors are still very attractive on a long-term basis and offer significant upside potential using our normal two to three year investment time horizon. We are committed to our value investment approach and philosophy.

Since Inception (12/27/07)
Total Return for Class A Shares*	-43.30%
Total Return for Class C Shares*	-43.30%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson Perspective Small Cap Value Fund

PPM America Inc.

Objective:

The investment objective of the Jackson Perspective Small Cap Value Fund is long-term growth of capital.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective

Small Cap Value Fund posted a return of -36.30% (Class A Shares at NAV) compared to -25.53% for the S&P Smallcap 600/Citigroup Value Index.

The Fund’s underperformance relative to the S&P 600/Citigroup Value Index can be attributed primarily to stock selection. The underweight in the financial sector and overweight in the consumer cyclical sector hurt performance. The overweight in the transport sector and underweight in the health care sector helped performance.

As of October 31, 2008, some negative stock detractors in the Fund for the period included energy companies, Hercules Offshore Inc. (“Hercules”) and Newfield Exploration Co. (“Newfield”), and aerospace/defense company, GenCorp Inc. (“GenCorp”). GenCorp was hurt as a prolonged downturn in the housing market will likely delay sales of its real estate assets. Both Newfield and Hercules suffered during the period due to a significant decline in energy prices and concerns that the economic environment will continue to weaken. Additionally, Hercules was negatively impacted by hurricane related catastrophes and a decrease in drilling activity. Some additional names that detracted from performance included insurance company Radian Group Inc., and auto company American Axle & Manufacturing Inc.; both sold in the period. Radian Group Inc. was sold when fundamentals could no longer be assessed while American Axle’s & Manufacturing Inc. fundamentals deteriorated rapidly.

Some positive stock contributors in the Fund for the period included energy company Comstock Resources Inc. (“Comstock”), and chemical company Olin Corp. (“Olin”). Comstock performed well during the period as a result of its 220,000 acres of exposure to the emerging Haynesville Shale play, thought to be one of the largest natural gas finds in the U.S. Declining natural gas prices muted performance in the second half of the year. Olin is the third largest North American chlor-alkali producer. Global capacity is limited but the supply/demand balance should remain favorable for Olin over the near term. Olin is trading at an attractive valuation and offers a nice dividend yield.

During the period several apparel names such as Columbia Sportswear Co. and Skechers USA Inc., both very cheap with no debt, were added while Borders Inc., Stein Mart Inc., and Tupperware were sold.

Unfortunately, significant market uncertainty over subprime mortgage loans and tightening credit pressures, which started around the second half of 2007, continued in 2008. It appeared to escalate in September and October as the financial turmoil continued to create a massive disruption in the global financial markets.

We believe intense fear has been a principal driver in the markets unrest. We believe the market’s current valuation is very attractive. The Fund is cheap relative to the overall market as demonstrated by several portfolio metrics such as portfolio price/earnings and price/cash flow. We continue to favor stocks within the consumer discretionary and industrials sectors. We believe these sectors are still very attractive on a long-term basis and offer significant upside potential using our normal two to three year investment time horizon. We are committed to our value investment approach and philosophy.

Since Inception (12/27/07)
Total Return for Class A Shares*	-36.30%
Total Return for Class C Shares*	-36.30%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson Perspective Asia Pacific ex-Japan Bond Fund

Prudential Asset Management (Singapore) Limited

Objective:

The investment objective of the Jackson Perspective Asia Pacific ex-Japan Bond Fund is to maximize total return.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective Asia Pacific ex-Japan Bond Fund posted a return of -16.10% (Class A Shares at NAV) compared to -7.14% for the HSBC ABLI Asia Pacific ex-Japan Index.

The credit crisis that began with the bankruptcy of Lehman Brothers, Inc. in September spread globally and developed into an emerging market crisis in October with the failure of the Icelandic banking system. Hungary, Ukraine, and Pakistan faced balance of payment stress and were forced to approach the International Monetary Fund for assistance.

Year-to-date, all Asian currencies are weaker against the U.S. dollar: Korean won by 28%, India rupee by 20%, Philippine peso, Thai baht, and Indonesia rupiah each by 15%, Malaysia ringgit by 7%, and Singapore dollar by 3%.

The weakness of the Korea won had been exacerbated by portfolio outflows from the equity market, and the shortage of U.S. dollar funding within the banking system. However, Korea is not at risk of a balance of payment crisis, as the country remains in a net creditor position to the rest of the world, and currency reserves are still larger than outstanding short-term foreign debt. The U.S. dollar funding pressure has eased with the establishment of a swap line with the U.S. Federal Reserve (the “Fed”), similar to the arrangement in place between the Fed and the central banks of Australia, Canada, Europe, United Kingdom, and Switzerland.

The Indonesia market first came under pressure in February through July as the spike in oil price caused bond yields to rise 3% due to inflation concerns. Subsequently, the emerging market crisis in October led offshore investors to unwind their government bond holdings. Due to their significant involvement in the market, bond yields jumped 4% in poor liquidity conditions. The Indonesia bond market was the worst performing market in 2008, falling 14% in local currency terms and 24% in U.S. dollar terms in October alone.

The Fund’s exposures to Vietnam government bonds and Asia corporate bonds negatively impacted performance. Vietnam bond yields increased 10% as inflation rose to nearly 30%, led by the jump in food and transport prices that account for 43% and 9%, respectively, of the Vietnamese consumer price index basket. The Vietnam dong fell 6% against the U.S. dollar, in line with other Asian currencies. Corporate bond holdings were marked down severely in September and October, with prices falling by 50% as risk aversion set in amidst extremely poor liquidity.

China, India and Taiwan local bond markets outperformed, returning 15%, 9%, and 5%, respectively. However, the Fund was underweight these three markets.

Going forward, we expect the sharp drop in commodity prices to lead to lower inflation numbers, allowing the Asian central banks to lower rates aggressively to limit the impact of the global slow down. We will selectively overweight duration in markets where central banks have ample room to cut rates. Valuation assessments of such markets will be made in real yield terms. Hence, we intend to be overweight duration in Indonesia, Korea, Malaysia and Singapore, versus underweight duration in Hong Kong and Thailand where the bond markets have rallied in excess of potential rate cuts.

Corporate spreads have widened to historically high levels. We believe these investments offer attractive running yields and their prices already discount default risks in severe recessionary conditions. Hence, these assets should perform well on a total return basis over the long-term as the economic cycle turns favorable.

Since Inception (12/27/07)
Total Return for Class A Shares*	-16.10%
Total Return for Class C Shares*	-16.20%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson Perspective Asia ex-Japan Fund

Prudential Asset Management (Singapore) Limited

Objective:

The investment objective of the Jackson Perspective Asia ex-Japan Fund is long-term total return.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective Asia ex-Japan Fund posted a return of -54.60%% (Class A Shares at NAV) compared to -53.73% for the MSCI Asia ex-Japan Index.

The period covering the Fund’s inception on December 27, 2007 through October 31, 2008 proved tumultuous for Asian markets, which ended significantly lower. After impressive performances in 2007, Asian markets had to contend with uncertainty over the U.S. economy as a result of the subprime mortgage problems, monetary tightening measures, and soaring inflation as oil prices escalated in the first half of the year. By September, fears of slowing economic growth flared given the financial crisis in the U.S. The following month saw increased volatility in equity markets worldwide as concerns over the depth of the global recession proved stronger than attempts by governments to ease capital flows. The U.S. dollar strengthened against most currencies, while declining energy prices provided little cheer.

Asian markets, especially emerging countries, bore the brunt of investors' reduced appetite for risk particularly in the last two months of the period under review. October ended as the worst month since the Asian financial crisis of 1997. As foreign funds flowed out, Asia’s stock markets fell in U.S. dollar terms an aggregate 24.5% in October, following a 16.7% drop in September.

The latter half of the reporting period proved difficult for the Fund as rising inflation, weaker commodity prices, credit market, and recession issues affected Asian markets. The U.S. dollar appreciation versus most foreign currencies for the period under review also depressed the Fund’s performance.

From a geographic standpoint, the Fund’s relative performance benefited from an overweighting in Philippines and an overweighting and stock selection in China and Thailand. The Fund’s sole Australian investment in mining stock Rio Tinto, which was sold out during the period, also contributed to relative performance. Stock selection in Hong Kong, India, Singapore, and Taiwan detracted, as did an overweight and poor stock picks in Indonesia.

The Fund benefited from an overweighting in the defensive telecoms sector. Stocks that showed relative strength were China Unicom Ltd., LG Dacom Corp., and Philippine Long Distance Telephone Co. The Fund’s underweight in the materials sector was also favorable, although exposure to Taiwan Cement Corp. and Bakrie & Brothers Tbk PT negated much of the sector’s relative gains.

An underweight in the energy sector, which lagged the market, benefited the Fund’s relative performance. Being overweight in consumer related electronics outperformed the index. In addition, the Fund gained from select financial holdings, namely Bank of China Ltd., DBS Group Holding Ltd., Chinatrust Financial Holdings Co. Ltd., and Bangkok Bank Public Co. Ltd., which were positive contributors in relative terms.

Fund performance was hurt by its overweight position to the property sector. Key detractors were China listed companies such as Guangzhou R&F Properties Co. Ltd. and companies having significant exposure to China including Shui On Land Ltd., Kowloon Development Co. Ltd., and Yanlord Land Group Ltd. The Fund’s holdings in Indonesia’s Bakrie group, comprising Bakrie & Brothers Tbk PT and Energi Mega

Persada Tbk PT, dropped in value following reports of financial stress.

We continue to believe that the long-term outlook for Asia is strong, although the region’s economic growth will decelerate as slowing external demand impacts export intensive countries in the region. We believe that an eventual resolution of the financial problems in the U.S. and Europe will help global investors regain confidence in investing in the region.

We are adhering to our investment focus on cash flow and long-term valuations. The region has little direct exposure to the credit crunch, however, the financial crisis contagion has led to a de-rating in Asian equities. We believe that Asian valuations have again become cheap and that attractive buying opportunities are emerging. We see promise among companies that serve domestic demand, particularly in China.

We are cautious in our outlook, although with equity markets consolidating there have been opportunities to adjust the portfolio in pursuit of longer term value by adding new significant positions, selling out of poor performing investments, and increasing stakes or trimming exposure to existing holdings.

Since Inception (12/27/07)
Total Return for Class A Shares*	-54.60%
Total Return for Class C Shares*	-54.50%

Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson Perspective Asia ex-Japan Infrastructure Fund

Prudential Asset Management (Singapore) Limited

Objective:

The investment objective of the Jackson Perspective Asia ex-Japan Infrastructure Fund is

to maximize long-term capital appreciation.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective Asia ex-Japan Infrastructure Fund posted a return of -43.70% (Class A Shares at NAV) compared to -53.73% for the MSCI Asia ex-Japan Index.

The period covering the Fund’s inception on December 27, 2007 through October 31, 2008 proved tumultuous for Asian markets, which ended significantly lower. After impressive performances in 2007, Asian markets had to contend with uncertainty over the U.S. economy as a result of the subprime mortgage problem, monetary tightening measures, and soaring inflation as oil prices escalated in the first half of the year. By September, fears of slowing economic growth flared, given the financial crisis in the U.S. The following month saw increased volatility in equity markets worldwide as concerns over the depth of the global recession proved stronger than attempts by governments to ease capital flows. The U.S. dollar strengthened against most currencies, while declining energy prices provided little cheer.

Asian markets, especially emerging markets, bore the brunt of investors' reduced appetite for risk, particularly in the last two months of the period under review. October ended as the worst month since the Asian financial crisis of 1997. As foreign funds flowed out, Asia’s stock markets fell in an aggregate 24.5% in October, following a 16.7% drop in September.

China, Hong Kong, India, and Malaysia were the largest contributors to relative Fund performance against the benchmark. Korea restrained the Fund. Utilities, materials, and energy were the best performing sectors for the Fund. Information technology and consumer discretionaries detracted the most from performance.

Among the largest contributors to Fund performance were overweight positions in China Resources Power Holdings Co. Ltd., Hong Kong listed MTR Corp., which operates a commuter rail system, Hong Kong & China Gas Co. Ltd., Malaysia based PLUS Expressways Berhad, and Taiwan listed Chunghwa Telecom Co. Ltd., and Far EasTone Telecommunications Co. Ltd., which are leading phone companies.

Among the largest detractors from Fund performance was Korea based GS Engineering & Construction Corp., which specializes in housing and offices.

The Fund remains defensively positioned in the face of the current market turbulence and the weightings in the telecom and utility sectors continue to provide some strength in comparison to the broader market. We are finding more opportunities to add to growth stocks in the utility sector and while the weighting of the portfolio is more biased to high growth stocks we are also finding higher yield stocks than previously.

We believe the infrastructure story remains intact and continue to favor companies that are exposed to domestic demand within Asian economies that have less leverage to global financial markets and export demand. Such stocks tend to be in countries that include China, Indonesia, and the Philippines. The Fund maintains a medium to long-term outlook and has a slightly larger tilt towards higher yielding stocks than usual. We will continue to keep a close eye on relative valuations as markets experience severe fluctuations. However, the key issue is the return of confidence to the financial system and liquidity in the credit markets. We remain overweight China as the government’s balance sheet health and desire to maintain growth should see support via the infrastructure sectors.

We continue to believe that the long-term outlook for Asia is strong, although the region’s economic growth will decelerate as slowing external demand affects export intensive countries in the region. We believe that an eventual resolution of the financial problems in the U.S. and Europe will help global investors regain confidence in investing in the region.

We are adhering to our investment focus on cash flow and long-term valuations. The region has little direct exposure to the credit crunch, however, the financial crisis contagion has led to a de-rating of Asian equities. We believe that Asian valuations have again become cheap and that attractive buying opportunities are emerging. We see promise among companies that serve domestic demand, particularly in China.

We believe that the infrastructure sector continues to look attractive. We believe that although more short-term volatility is likely, the infrastructure sector will fare relatively well and the Fund’s investment in yield producing assets will also provide some protection. For a medium term investor, we recommend accumulating Asian infrastructure equities on weakness, given the attractive growth opportunities for the years ahead.

We believe the medium term outlook for Asian infrastructure remains strong due to increasing urbanization of populations. The general trend throughout the region is a movement of people away from rural areas in favor of cities, which demand roads, utilities, hospitals, and expanded sewerage, power, telecommunication, transport, and water networks. Second, income is generally higher in cities than in rural areas. This generally produces higher consumer demand for goods and services, and infrastructure must accommodate this.

Since Inception (12/27/07)
Total Return for Class A Shares*	-43.70%
Total Return for Class C Shares*	-43.70%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson Perspective China-India Fund

Prudential Asset Management (Singapore) Limited

Objective:

The investment objective of the Jackson Perspective China-India Fund is to maximize long-term total return.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective China-India Fund posted a return of -53.30% (Class A Shares at NAV) compared to -57.75% for the MSCI China Index, -63.62% for the MSCI India Index, and -60.68% for the combined MSCI China and India Composite Index.

The period covering the Fund’s inception on December 27, 2007 through October 31, 2008 proved tumultuous for Asian emerging markets. After impressive performances in 2007, both China and India stock markets had to initially contend with high valuations, monetary tightening measures, and soaring inflation as oil prices escalated in the first half of the year. By September, fears of a domestic slowdown in both economies flared, given the financial crisis in the U. S. The following month saw increased volatility in equity markets as concerns over the depth of the global recession proved stronger than attempts by governments to ease capital flows. Declining energy prices provided little cheer.

Both China and India markets declined sharply in U.S. dollar terms. India lost more ground, returning -64% being a victim of premium valuations, a sharp fall in the rupee, and the exodus of foreign funds. China returned -57% on investor concerns over its significant export exposure to the U.S. Slowing industrial output data and natural disasters also took their toll on both countries, while a recent controversy over tainted-milk compounded matters in China. Both countries initiated interest rates cuts and other measures in September to bolster their markets, but these did little to lift market sentiment.

The latter half of the reporting period proved difficult for the Fund as rising inflation, weaker commodity prices, credit market, and recession issues affected emerging markets.

Among the larger contributors to Fund’s relative performance were its China holdings in BYD Co. Ltd. (“BYD”), Bank of China Ltd., and an off benchmark stake in Hong Kong listed Huabao International Holding Ltd. (“Huabao”). Shares of the rechargeable battery maker BYD soared in late September on selling a minority stake to Berkshire Hathaway Inc. Bank of China Ltd.’s attractions are its strong deposit franchise, attractive dividend yield, and price to book ratio below the industry average. Although credit market losses rose and loan demand in China has lost momentum, the Bank of China Ltd. managed to report a still impressive 43% rise in first half profits. Huabao supplies tobacco flavoring essence to the top cigarette brands in China. It is viewed as a defensive play, underpinned by continued sales momentum as tobacco demand and regional disposable incomes continue to grow. China Netcom Group Corporation (Hong Kong) Ltd. was also a notable contributor; the company has since merged with China Unicom Ltd. and delisted in early October. Investor uncertainty over the state of the telecommunications industry following the merger led to underperformance in China Unicom Ltd. and China Mobile Ltd.

The Fund’s Indian exposure benefited from generally sound stock picks as well as having lower exposure to underperforming sectors such as energy, materials, and infrastructure. Consumer staple ITC Ltd., an overweight, helped the Fund. Both Wipro Ltd. and Satyam Computer Services Ltd., India’s third and fourth largest software exporters, showed relative strength for much of the year given strong deal pipelines and the then stable pricing environment. The main detractor was Reliance Industries Ltd. Energy, on concerns over lower power generating margins and a slowing down of infrastructure projects given the weaker economic conditions.

We are cautious in our outlook, although with equity markets consolidating there have been opportunities to adjust the portfolio in pursuit of long-term value and utilize part of its cash holdings to increase its exposure to China, with a special focus on domestic consumer related stocks. Our India exposure saw a major revamp, partly to increase holdings of defensive and energy related stocks, and also to reduce exposure to Indian banks deemed overvalued. We also lightened up on IT companies reliant on outsourcing services given a likely slowdown in demand from the U.S. and Europe. We added positions that are direct plays on improving income in rural India and are a beneficiary of lower crude prices that lower input costs.

We continue to believe that the long-term outlook for Asia is strong, although the region’s economic growth will decelerate as slowing external demand impacts export intensive countries in the region. Nonperforming loans and funding are lesser issues in emerging markets, although there may be some pockets of stress in these countries. We believe that an eventual resolution of the financial problems in the U.S. and Europe will help global investors regain confidence in investing in emerging markets of China and India.

We are adhering to our investment focus on cash flow and long-term valuations. We believe that Asian valuations have again become cheap and that attractive buying opportunities are emerging. We see promise among companies, particularly in China, that serve domestic demand as these should continue to perform well in a slowing macro environment. India’s price earnings ratio has declined in the market fallout, but it still trades at a slight premium to its regional neighbors.

Since Inception (12/27/07)
Total Return for Class A Shares*	-53.30%
Total Return for Class C Shares*	-53.30%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson Perspective Emerging Asia ex-Japan Fund

Prudential Asset Management (Singapore) Limited

Objective:

The investment objective of the Jackson Perspective Emerging Asia ex-Japan Fund is to maximize long-term total return.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective Emerging Asia ex-Japan Fund posted a return of -61.00% (Class A Shares at NAV) compared to -54.37% for the MSCI Emerging Asia Markets Index.

The period covering the Fund’s inception on December 27, 2007 through October 31, 2008 proved tumultuous for Asian emerging markets. After impressive performances in 2007, emerging markets had to contend with uncertainty over the U.S. economy as a result of the subprime mortgage problems, monetary tightening measures, and soaring inflation as oil prices escalated in the first half of the year. By September, fears of slowing economic growth flared, given the financial crisis in the U.S. The following month saw increased volatility in equity markets worldwide as concerns over the depth of the global recession proved stronger than attempts by governments to ease capital flows. The U.S. dollar strengthened against most currencies, while declining energy prices provided little cheer.

All the Asian emerging markets tumbled as investor risk appetites declined, compounded by concerns that declining exports would derail economic growth in these countries. Industrial output began to slow. For the period under review, India lost the most ground, returning -64% being a victim of soaring inflation, premium valuations, a sharp fall in the rupee, and the exodus of foreign funds. Falling commodity prices and a tightening monetary policy resulted in Indonesia being the second worst performer, returning -60%. China also lagged in view of its significant export exposure to the U.S. A controversy over tainted-milk compounded matters. Only Malaysia outperformed the MSCI Emerging Asia Markets Index, thanks to a lesser slide in the ringgit and a perceived resolution to the domestic political turmoil.

The latter half of the reporting period proved difficult for the Fund as rising inflation, weaker commodity prices, credit market, and recession issues affected emerging markets. The U.S. dollar appreciation versus most foreign currencies for the period under review also depressed the Fund’s performance.

Among the larger contributors to Fund performance were overweight holdings in Hengan International Group Company Ltd., Bangkok Bank Public Co. Ltd. (“Bangkok Bank”) and IGB Corp. Berhad, and off benchmark stakes in Focus Media Holding Ltd (“Focus Media”) and Hong Kong listed Huabao International Holdings Ltd. (“Huabao”).

Focus Media, China’s largest digital media group recently posted better than expected quarterly profits and is reporting continued strong demand from consumer goods advertisers in China post the Olympic Games. Huabao supplies tobacco flavoring essence to the top cigarette brands in China. It is viewed as a defensive play, underpinned by continued sales momentum as tobacco demand and regional disposable incomes continue to grow.

Bangkok Bank’s strong domestic franchise and sound balance sheet remain attractive. Thailand's top bank recently posted a fall in third-quarter net profit, hurt by losses on an investment in Lehman Brothers, Inc. bonds. However, the better than expected performance has eased fears about its offshore investments and lending policies. Being seen as more insulated from the U.S. financial problems, the Fund’s financial holdings in Malaysia, Public Bank Berhad and Bumiputra-Commerce Holdings Berhad showed relative strength. However Indian banks, viewed as experiencing a squeeze on margins, deteriorating asset quality, and weaker loan growth dragged down sector holding performance.

The Fund’s holdings in energy and material stocks, particularly those in Indonesia, detracted from relative performance as commodity prices corrected sharply in the later part of the period. Although the Fund did well by early exiting gas producer PT Bumi Resources Tbk, holdings in parent Bakrie & Brothers Tbk PT (“Bakrie”) turned out to be the Fund’s largest detractor. The Fund’s holdings in the Bakrie group, comprising Bakrie and PT Energi Mega Persada Tbk PT, dropped in value following reports of financial stress.

Energy related industrials were also weak. The second largest Fund detractor was India’s biggest rig operator, Aban Offshore Ltd., on concerns of a lack of contract commitments for some of its rigs and possible global oversupply of jack-up rigs. We believe the stock price correction over these concerns has been over done.

We continue to believe that the long-term outlook for Asia is strong, although the region’s economic growth will decelerate as slowing external demand impacts export intensive countries in the region. Non-performing loans and funding are lesser issues in emerging markets, although there may be some pockets of stress in these countries. We believe that an eventual resolution of the financial problems in the U.S. and Europe will help global investors regain confidence in investing in the emerging markets of Asia.

We are adhering to our investment focus on cash flow and long-term valuations. The region has little direct exposure to the credit crunch, still the financial crisis contagion has led to a de-rating in Asian equities. We believe that Asian valuations have again become cheap and that attractive buying opportunities are emerging. We see promise among companies that serve domestic demand, particularly in China.

We are cautious in our outlook, although with equity markets consolidating there have been opportunities to adjust the portfolio in pursuit of long-term value and most recently utilize cash holdings to increase exposure to China.

Since Inception (12/27/07)
Total Return for Class A Shares*	-61.00%
Total Return for Class C Shares*	-61.00%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson Perspective Japan Fund

Prudential Asset Management (Singapore) Limited

Objective:

The investment objective of the Jackson Perspective Japan Fund is to maximize long-term total return.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective Japan Fund posted a return of -31.20% (Class A Shares at NAV) compared to -33.29% for the MSCI Japan Index.

The year to date has been characterized by extreme volatility across the global equity universe. External factors appeared to contribute to unprecedented and sustained volatility of the Japan equity market, which has fluctuated on news relating to issues such as the U.S. economy; the Japanese yen’s movement against the U.S. dollar; and fluctuating oil prices and changes in inflation expectations. Internal factors, including the execution of government policies, were also detrimental to market performance.

There has been no clear sign of market leadership in recent months. There have been periods of market preference for short-term earnings certainty, irrespective of valuation, where expensive defensive names have performed well to the detriment of the Fund. However valuation factors have increasingly become important contributors to positive performance during the year, and the Fund has benefited from this. The Fund is based on our highest convictions that reflect a long-term value focus.

Komeri Co Ltd., a DIY centre retailer, continues to be a solid performer for the Fund and has been successful at opening new stores as well as growing its business via the promotion of ‘own brand’ products.

Retailer Seven and I Holdings Co. Ltd., has delivered strong performance for the Fund. As with many companies in Japan, it has been restructuring for a number of years and making steady progress in reducing costs. In addition there has been significant consolidation among the major retailers, which has improved their competitive position. With the domestic economy steady, relative to past cycles, and inflation expectations starting to change, retailers are seeing the benefits of better pricing power and falling costs resulting in improved business performance.

Obayashi Corp., a civil engineering and construction contractor, was a strong relative contributor for the period. It has attractive valuations, rising margins and steady result announcements.

Shares in tire maker Bridgestone Corp. contributed to relative performance on an improved outlook with prices for raw materials, including natural and synthetic rubber, falling from their recent peaks.

Among the detractors were auto related companies, Arrk Corp. and NOK Corp., with shares falling in line with the short-term global outlook for the auto industry. The positions in these two companies reflect our positive view for longer term structural growth and their shares remain attractive relative to their cheap valuations.

During the year, the Fund took advantage of share price weakness in selected financial names to build positions. While the market has appeared to be overly pessimistic about the outlook on segments such as leasing and consumer finance, our analysis indicates companies such as ORIX Corp. and Credit Saison Co. Ltd., are attractive. They are trading at a significant discount to the market and their historical market price and have sound fundamentals.

There are now strong valuation signals for Japanese equities. Historical highs of many

Japanese companies are now trading below book value. Japan is clearly not immune to the global cycle, but valuations in Japan remain attractive on many measures. Sentiment remains at rock bottom despite the best corporate health in Japan in many years, as evidenced by strong balance sheets and cash flows.

With our focus on valuation discipline and a medium term time frame we have accumulated positions in companies valued at a significant discount to the trend return that the business can generate. These have tended to be companies such as the banks and domestic sensitive stocks in IT services and small caps, as well as technology companies.

Since Inception (12/27/07)
Total Return for Class A Shares*	-31.20%
Total Return for Class C Shares*	-31.20%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson Perspective Asian Pacific Real Estate Fund

Prudential Asset Management (Singapore) Limited

Objective:

The investment objective of the Jackson Perspective Asian Pacific Real Estate Fund is to maximize income and long-term total return.

Portfolio Manager Commentary:

For the period December 27, 2007 through October 31, 2008, the Jackson Perspective Asian Pacific Real Estate Fund posted a return of -53.70% (Class A Shares at NAV) compared to -51.56% for the MSCI AP REIT Index.

The period covering the Fund’s inception on December 27, 2007 through October 31, 2008 proved tumultuous for Asian markets, which ended significantly lower. After impressive performances in 2007, Asian markets had to contend with uncertainty over the

U.S. economy as a result of the subprime mortgage problem, monetary tightening measures, and soaring inflation as oil prices escalated in the first half of the year. By September, fears of slowing economic growth flared, given the financial crisis in the U.S. The following month saw increased volatility in equity markets worldwide as concerns over the depth of the global recession proved stronger than attempts by governments to ease capital flows. The U.S. dollar strengthened against most currencies while declining energy prices provided little cheer.

Asian markets, especially emerging markets, bore the brunt of investors' reduced appetite for risk, particularly in the last two months of the period under review. October ended as the worst month since the Asian financial crisis of 1997. As foreign funds flowed out, Asia’s stock markets fell in U.S. dollar terms an aggregate 24.5% in October, following a 16.7% drop in September.

Unit prices in real estate investment trusts have declined sharply, along with net asset values, in the last 18 months, and the Fund has not been immune to this. The REIT sector generally de-rated ahead of the broader market, having lost ground since before the third quarter of 2007. Unit prices suffered as the cost of capital rose sharply in the wake of the subprime debt crisis. Many REITS have notable debt to finance. In addition, investors generally take a pessimistic view of the outlook for property values. The result is that REITS traded at a historically wide discount to fair value in October 2008.

Since inception, the Fund has done best in Malaysia. Among the larger contributors to relative Fund performance against the benchmark were Malaysia based Starhill REIT and Amfirst REIT. Each of these off benchmark positions declined but outperformed the broad, regional market. Australia based Stockland Corp. Ltd., an underweight position that lost ground but outperformed the broad Australian market, also did well.

Singapore based Mapletree Logistics Trust was one of the larger detractors from Fund performance, as was Australia based ING Industrial Fund.

The Fund is overweight Singapore and Malaysia, which we expect to benefit from the dynamics of the Asian ex-Japan economies. Amfirst REIT is our top positive tilt, and the Starhill REIT is number three. Singapore based ARA Asset Management, Ascott Residence Trust, and Ascendas India Trust are among our top ten positive tilts.

We are underweight Japan and Australia where, in general, we see less promise. But within these markets we hold select positions that we find attractive. In Japan, for instance, one can find the larger REITS while the trusts in Australia have diversified positions. The Japan Prime Realty Investment Corp., Nomura Real Estate Office Fund

Inc., Japan Retail Fund Investment Corp., and ING Industrial Fund are among our top 12 positive tilts.

We continue to believe that the long-term outlook for Asia is strong, although the region’s economic growth will decelerate as slowing external demand affects export intensive countries in the region. We believe that an eventual resolution of the financial problems in the U.S. and Europe will help global investors regain confidence in investing in the region.

We are adhering to our investment focus on cash flow and long-term valuations. The region has little direct exposure to the credit crunch, still the financial crisis contagion has led to a de-rating of Asian equities. We believe that Asian valuations have again become cheap and that attractive buying opportunities are emerging. We see promise among companies that serve domestic demand, particularly in China.

We also believe that REITS are attractive from a long-term investment standpoint because the market’s sharp correction has made valuations appetizing. Our assumption is that credit will become available again for good borrowers. We like the dividends that REITS have generally continued to pay, and believe the outlook for property values is good. Trading in REIT units is likely to be volatile in the foreseeable future.

Since Inception (12/27/07)
Total Return for Class A Shares*	-53.70%
Total Return for Class C Shares*	-53.70%

*Class A and Class C shares are not currently offered for sale to retail investors. The Fund is 100% owned by Jackson National Life Insurance Company and no sales charges or Contingent Deferred Sales Charge have been charged since inception

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that investor’s shares, when redeemed, may be more or less than their original cost. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jackson FundsSM
Schedules of Investments
October 31, 2008

	Shares/Par (j)	Value
Jackson Perspective Core Equity Fund
COMMON STOCKS - 99.7%
CONSUMER DISCRETIONARY - 11.4%
Abercrombie & Fitch Co. - Class A	600	$17,376
CBS Corp. - Class B	200	1,942
Comcast Corp. - Class A	2,700	42,552
Ford Motor Co. (b)	7,100	15,549
Fortune Brands Inc.	650	24,791
Home Depot Inc.	1,600	37,744
Macy’s Inc.	2,900	35,641
Newell Rubbermaid Inc.	2,200	30,250
Royal Caribbean Cruises Ltd.	1,400	18,984
Sherwin-Williams Co.	500	28,455
Time Warner Inc.	1,300	13,117
VF Corp.	300	16,530
Viacom Inc. - Class B (b)	2,200	44,484
Walt Disney Co.	700	18,130
		345,545
CONSUMER STAPLES - 11.3%
Altria Group Inc.	1,600	30,704
Anheuser-Busch Cos. Inc.	300	18,609
Archer-Daniels-Midland Co.	2,000	41,460
Coca-Cola Co.	700	30,842
Colgate-Palmolive Co.	200	12,552
Kimberly-Clark Corp.	150	9,193
Kraft Foods Inc. - Class A	600	17,484
PepsiCo Inc.	550	31,356
Philip Morris International Inc.	800	34,776
Procter & Gamble Co.	1,000	64,540
Walgreen Co.	400	10,184
Wal-Mart Stores Inc.	700	39,067
		340,767
ENERGY - 12.9%
Anadarko Petroleum Corp.	200	7,060
Apache Corp.	475	39,107
Chevron Corp.	1,050	78,330
ConocoPhillips	850	44,217
Exxon Mobil Corp.	1,850	137,122
Newfield Exploration Co. (b)	1,500	34,470
Occidental Petroleum Corp.	800	44,432
Valero Energy Corp.	200	4,116
		388,854
FINANCIALS - 16.1%
Allstate Corp.	1,200	31,668
American Express Co.	200	5,500
Bank of America Corp.	2,650	64,051

Citigroup Inc.	3,100	42,315
Goldman Sachs Group Inc.	400	37,000
Hartford Financial Services Group Inc.	1,900	19,608
JPMorgan Chase & Co.	1,900	78,375
Lincoln National Corp.	1,825	31,463
Merrill Lynch & Co. Inc.	1,500	27,885
Morgan Stanley	2,300	40,181
Travelers Cos. Inc.	1,000	42,550
U.S. Bancorp	400	11,924
Wells Fargo & Co.	1,600	54,480
		487,000
HEALTH CARE - 11.9%
Abbott Laboratories	500	27,575
Amgen Inc. (b)	400	23,956
Baxter International Inc.	250	15,123
Bristol-Myers Squibb Co.	700	14,385
Cardinal Health Inc.	100	3,819
Cigna Corp.	1,300	21,190
Covidien Ltd.	200	8,858
Eli Lilly & Co.	400	13,528
Johnson & Johnson	1,000	61,340
Medtronic Inc.	400	16,132
Merck & Co. Inc.	1,400	43,330
Pfizer Inc.	3,700	65,527
Schering-Plough Corp.	600	8,694
UnitedHealth Group Inc.	450	10,679
WellPoint Inc. (b)	200	7,774
Wyeth	500	16,090
		358,000
INDUSTRIALS - 11.8%
3M Co.	300	19,290
Boeing Co.	300	15,681
Burlington Northern Santa Fe Corp.	100	8,906
Caterpillar Inc.	1,100	41,987
Emerson Electric Co.	300	9,819
FedEx Corp.	125	8,171
General Electric Co.	3,700	72,187
Goodrich Corp.	1,100	40,216
Honeywell International Inc.	300	9,135
Masco Corp.	3,200	32,480
Spirit Aerosystems Holdings Inc. (b)	1,500	24,195
Terex Corp. (b)	1,700	28,373
Tyco International Ltd.	200	5,056
United Parcel Service Inc. - Class B	400	21,112
United Technologies Corp.	350	19,236
		355,844
INFORMATION TECHNOLOGY - 14.1%
Applied Materials Inc.	500	6,455
Automatic Data Processing Inc.	200	6,990
Avnet Inc. (b)	900	15,066

Cisco Systems Inc. (b)	2,200	39,094
Computer Sciences Corp. (b)	1,000	30,160
Corning Inc.	600	6,498
Dell Inc. (b)	600	7,290
Hewlett-Packard Co.	1,250	47,850
Ingram Micro Inc. - Class A (b)	1,300	17,329
Intel Corp.	2,950	47,200
International Business Machines Corp.	775	72,052
Microsoft Corp.	2,800	62,524
Oracle Corp. (b)	1,400	25,606
QUALCOMM Inc.	600	22,956
Texas Instruments Inc.	500	9,780
Tyco Electronics Ltd.	200	3,888
Western Union Co.	300	4,578
		425,316
MATERIALS - 5.7%
Alcoa Inc.	300	3,452
Allegheny Technologies Inc.	1,200	31,848
Dow Chemical Co.	1,300	34,671
EI Du Pont de Nemours & Co.	800	25,600
Nucor Corp.	1,200	48,612
PPG Industries Inc.	550	27,269
		171,452
TELECOMMUNICATION SERVICES - 4.3%
AT&T Inc.	2,650	70,941
Sprint Nextel Corp.	4,400	13,771
Verizon Communications Inc.	1,550	45,989
		130,701
UTILITIES - 0.2%
Dominion Resources Inc.	200	7,256

Total Common Stocks (cost $4,406,313)		3,010,735

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (b) (c) (i)	1,014	55

Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,014)		55

SHORT TERM INVESTMENTS - 0.8%
Mutual Funds - 0.8%
JNL Money Market Fund, 1.80% (a) (e)	24,500	24,500

Total Short Term Investments (cost $24,500)		24,500

Total Investments - 100.5% (cost $4,431,827)		3,035,290
Other Assets and Liabilities, Net - (0.5%)		-16,333

Total Net Assets - 100%	$3,018,957

Jackson Perspective Large Cap Value Fund
COMMON STOCKS - 99.9%
CONSUMER DISCRETIONARY - 18.7%
Abercrombie & Fitch Co. - Class A	1,000	$28,960
Comcast Corp. - Class A	4,300	67,768
Ford Motor Co. (b)	12,000	26,280
Fortune Brands Inc.	1,000	38,140
Home Depot Inc.	2,500	58,975
Macy’s Inc.	4,700	57,763
Newell Rubbermaid Inc.	3,300	45,375
Royal Caribbean Cruises Ltd.	2,200	29,832
Sherwin-Williams Co.	800	45,528
VF Corp.	525	28,928
Viacom Inc. - Class B (b)	3,500	70,770
		498,319
CONSUMER STAPLES - 4.2%
Altria Group Inc.	2,500	47,975
Archer-Daniels-Midland Co.	3,100	64,263
		112,238
ENERGY - 11.9%
Apache Corp.	750	61,748
Chevron Corp.	925	69,005
ConocoPhillips	1,250	65,025
Newfield Exploration Co. (b)	2,400	55,152
Occidental Petroleum Corp.	1,200	66,648
		317,578
FINANCIALS - 24.0%
Allstate Corp.	1,850	48,822
Bank of America Corp.	2,750	66,468
Citigroup Inc.	4,850	66,203
Goldman Sachs Group Inc.	700	64,750
Hartford Financial Services Group Inc.	3,100	31,991
JPMorgan Chase & Co.	1,700	70,125
Lincoln National Corp.	2,900	49,996
Merrill Lynch & Co. Inc.	2,500	46,475
Morgan Stanley	3,500	61,145
Travelers Cos. Inc.	1,600	68,080
Wells Fargo & Co.	1,900	64,695
		638,750
HEALTH CARE - 6.2%
Cigna Corp.	2,000	32,600
Merck & Co. Inc.	2,200	68,090
Pfizer Inc.	3,600	63,756
		164,446
INDUSTRIALS - 10.0%
Caterpillar Inc.	1,750	66,798
Goodrich Corp.	1,700	62,152
Masco Corp.	5,200	52,780
Spirit Aerosystems Holdings Inc. (b)	2,500	40,324
Terex Corp. (b)	2,700	45,063
		267,117

INFORMATION TECHNOLOGY - 10.2%
Avnet Inc. (b)	1,500	25,109
Computer Sciences Corp. (b)	1,500	45,240
Hewlett-Packard Co.	1,400	53,592
Ingram Micro Inc. - Class A (b)	2,300	30,659
Intel Corp.	2,700	43,200
International Business Machines Corp.	750	69,728
		267,528
MATERIALS - 9.7%
Allegheny Technologies Inc.	1,900	50,426
Dow Chemical Co.	2,000	53,340
EI Du Pont de Nemours & Co.	1,200	38,399
Nucor Corp.	1,900	76,969
PPG Industries Inc.	800	39,664
		258,798
TELECOMMUNICATION SERVICES - 5.0%
AT&T Inc.	2,300	61,571
Sprint Nextel Corp.	6,800	21,284
Verizon Communications Inc.	1,700	50,439
		133,294

Total Common Stocks (cost $4,045,195)		2,658,068

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED
SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (b) (c) (i)	1,725	93

Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,725)		93

SHORT TERM INVESTMENTS - 0.9%
Mutual Funds - 0.9%
JNL Money Market Fund, 1.80% (a) (e)	22,975	22,975

Total Short Term Investments (cost $22,975)		22,975

Total Investments - 100.8% (cost $4,069,895)		2,681,136
Other Assets and Liabilities, Net - (0.8%)		-20,200
Total Net Assets - 100%		$2,660,936

Jackson Perspective Mid Cap Value Fund
COMMON STOCKS - 100.2%
CONSUMER DISCRETIONARY - 19.5%
Abercrombie & Fitch Co. - Class A	1,800	$52,128
BorgWarner Inc.	2,500	56,175
Ford Motor Co. (b)	12,100	26,499
Fortune Brands Inc.	1,600	61,024
Liz Claiborne Inc.	5,900	48,085
Macy’s Inc.	5,800	71,282
Newell Rubbermaid Inc.	4,900	67,375
Royal Caribbean Cruises Ltd.	4,300	58,308
Sherwin-Williams Co.	1,000	56,910
VF Corp.	1,000	55,100
		552,886
CONSUMER STAPLES - 2.3%
Altria Group Inc.	1,300	24,947
NBTY Inc. (b)	1,700	39,729
		64,676
ENERGY - 9.2%
Apache Corp.	450	37,049
Comstock Resources Inc. (b)	1,300	64,246
Hercules Offshore Inc. (b)	11,300	82,377
Newfield Exploration Co. (b)	3,300	75,834
		259,506
FINANCIALS - 9.9%
American Financial Group Inc.	3,100	70,463
Astoria Financial Corp.	3,700	70,374
Delphi Financial Group Inc.	1,600	25,200
Lincoln National Corp.	3,200	55,168
Reinsurance Group of America Inc.	1,600	59,744
		280,949
HEALTH CARE - 4.6%
Cigna Corp.	2,900	47,270
Owens & Minor Inc.	600	25,962
Res-Care Inc. (b)	3,700	57,017
		130,249
INDUSTRIALS - 27.8%
Belden Inc.	3,500	72,940
Con-Way Inc.	2,000	68,080
Esterline Technologies Corp. (b)	1,800	64,890
GATX Corp.	1,600	45,680
Goodrich Corp.	1,900	69,464
Kennametal Inc.	3,400	72,148
Lincoln Electric Holdings Inc.	1,700	73,355
Masco Corp.	6,500	65,975
SkyWest Inc.	2,100	32,361
Spirit Aerosystems Holdings Inc. (b)	4,600	74,198
Steelcase Inc.	6,600	61,380
Terex Corp. (b)	3,400	56,746
Watson Wyatt Worldwide Inc.	700	29,729
		786,946

INFORMATION TECHNOLOGY - 9.3%
Avnet Inc. (b)	4,100	68,634
Benchmark Electronics Inc. (b)	2,700	32,373
Computer Sciences Corp. (b)	2,200	66,352
Ingram Micro Inc. - Class A (b)	5,100	67,983
Omnivision Technologies Inc. (b)	3,500	28,315
		263,657
MATERIALS - 13.8%
Allegheny Technologies Inc.	2,800	74,312
Nucor Corp.	800	32,408
Olin Corp.	4,000	72,640
PPG Industries Inc.	1,200	59,496
Reliance Steel & Aluminum Co.	3,400	85,136
Steel Dynamics Inc.	5,700	67,944
		391,936
UTILITIES - 3.8%
Pinnacle West Capital Corp.	1,700	53,805
Westar Energy Inc.	2,800	54,572
		108,377

Total Common Stocks (cost $4,252,810)		2,839,182

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (b) (c) (i)	5,552	300

Total Non-U.S. Government Agency Asset-Backed Securities (cost $5,552)		300

SHORT TERM INVESTMENTS - 0.4%
Mutual Funds - 0.4%
JNL Money Market Fund, 1.80% (a) (e)	11,610	11,610

Total Short Term Investments (cost $11,610)		11,610

Total Investments - 100.6% (cost $4,269,972)		2,851,092
Other Assets and Liabilities, Net - (0.6%)		-18,112
Total Net Assets - 100%		$2,832,980

Jackson Perspective Small Cap Value Fund
COMMON STOCKS - 100.4%
CONSUMER DISCRETIONARY - 23.9%
Bob Evans Farms Inc.	3,400	$70,992
BorgWarner Inc.	2,800	62,916
Champion Enterprises Inc. (b)	15,500	28,985
Columbia Sportswear Co.	1,600	58,992
Jakks Pacific Inc. (b)	3,500	78,295
K-Swiss Inc. - Class A	4,700	71,111
Liz Claiborne Inc.	7,300	59,495
Macy’s Inc.	6,200	76,198
RC2 Corp. (b)	5,300	67,310
Royal Caribbean Cruises Ltd.	2,100	28,476
Skechers U.S.A. Inc. - Class A (b)	5,400	73,332
Superior Industries International Inc.	5,900	84,370
		760,472
CONSUMER STAPLES - 4.2%
Corn Products International Inc.	900	21,888
Del Monte Foods Co.	6,800	42,908
NBTY Inc. (b)	3,000	70,110
		134,906
ENERGY - 8.1%
Comstock Resources Inc. (b)	1,800	88,956
Hercules Offshore Inc. (b)	12,400	90,396
Newfield Exploration Co. (b)	3,500	80,430
		259,782
FINANCIALS - 11.4%
American Financial Group Inc.	3,400	77,282
Astoria Financial Corp.	4,000	76,080
Delphi Financial Group Inc.	4,200	66,150
Reinsurance Group of America Inc.	1,900	70,946
SeaBright Insurance Holdings Inc. (b)	7,000	73,220
		363,678
HEALTH CARE - 4.3%
Owens & Minor Inc.	1,300	56,251
Res-Care Inc. (b)	5,200	80,132
		136,383
INDUSTRIALS - 26.3%
Belden Inc.	4,200	87,528
Con-Way Inc.	2,100	71,484
Esterline Technologies Corp. (b)	2,500	90,125
GATX Corp.	2,200	62,810
GenCorp Inc. (b)	17,000	83,300
Kennametal Inc.	4,100	87,002
Lincoln Electric Holdings Inc.	1,900	81,985
SkyWest Inc.	5,700	87,837
Steelcase Inc.	8,900	82,770
Terex Corp. (b)	3,100	51,739
Watson Wyatt Worldwide Inc.	1,200	50,964
		837,544
INFORMATION TECHNOLOGY - 9.6%
Avnet Inc. (b)	4,200	70,308
Benchmark Electronics Inc. (b)	7,100	85,129
Ingram Micro Inc. - Class A (b)	5,600	74,648
Omnivision Technologies Inc. (b)	9,300	75,237
		305,322
MATERIALS - 8.1%
Olin Corp.	4,100	74,456
Reliance Steel & Aluminum Co.	3,700	92,648
Steel Dynamics Inc.	7,700	91,784
		258,888
UTILITIES - 4.5%
Pinnacle West Capital Corp.	2,100	66,465
Westar Energy Inc.	3,900	76,011
		142,476

Total Common Stocks (cost $4,472,779)		3,199,451

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (b) (c) (i)	9,589	518

Total Non-U.S. Government Agency Asset-Backed Securities (cost $9,589)		518

SHORT TERM INVESTMENTS - 0.1%
Mutual Funds - 0.1%
JNL Money Market Fund, 1.80% (a) (e)	2,446	2,446

Total Short Term Investments (cost $2,446)		2,446

Total Investments - 100.5% (cost $4,484,814)		3,202,415
Other Assets and Liabilities, Net - (0.5%)		-16,324
Total Net Assets - 100%		$3,186,091

Jackson Perspective Asia Pacific ex-Japan Bond Fund
CORPORATE BONDS AND NOTES - 38.3%
CONSUMER DISCRETIONARY - 4.8%
PT Gajah Tunggal Tbk, 10.25%, 07/21/10	$200,000	$75,632
PT Tunas Financindo Sarana, 10.00%, 02/27/09 IDR	8,000,000,000	715,759
		791,391
CONSUMER STAPLES - 2.5%
Kuala Lumpur Kepong Berhad, 4.00%, 05/10/12 MYR	1,500,000	407,294
FINANCIALS - 21.2%
Agile Property Holdings Ltd., 9.00%, 09/22/13	100,000	42,026
Ascott Capital PTE Ltd., 3.58%, 09/28/12 SGD	500,000	337,862
CapitaMall Trust Management Ltd.,
3.25%, 04/01/10 SGD	500,000	336,750
CCT MTN Pte Ltd., 3.85%, 08/20/10 SGD	500,000	338,248
CDL Properties Ltd., 3.85%, 10/12/11 SGD	350,000	243,146
Greentown China Holdings Ltd.,
9.00%, 11/08/13	200,000	59,796
Mapletree Treasury Services Ltd.,
4.60%, 08/20/13 SGD	500,000	335,809
Morgan Stanley (Republic of Vietnam)
Credit Linked Note, 7.20%, 03/05/20 (c)	2,000,000	1,683,200
UOB Cayman Ltd., 5.80%
(callable at 100 beginning 03/15/16) (g) (h)	100,000	84,844
Woori Bank, 6.21%, 05/02/37 (g)	100,000	57,919
		3,519,600
MATERIALS - 1.2%
Blue Ocean Resources Pte, 11.00%, 06/28/12	100,000	33,491
Nine Dragons Paper Holdings Ltd.,
7.88%, 04/29/13 (g)	200,000	172,646
		206,137
TELECOMMUNICATION SERVICES - 3.2%
Binariang GSM Sdn Bhd, 5.55%, 12/27/13 MYR	1,250,000	349,725
Excelcomindo Pratama PT,
10.35%, 04/26/12 IDR$(c)	2,000,000,000	174,192
		523,917
UTILITIES - 5.4%
CLP Power HK Financing Ltd.,
4.75%, 01/18/16 HKD	6,000,000	827,259
Majapahit Holding BV,
7.25%, 10/17/11 (g)	100,000	75,000
		902,259

Total Corporate Bonds and Notes (cost $7,413,125)		6,350,598

GOVERNMENT AND AGENCY OBLIGATIONS - 51.0%
GOVERNMENT SECURITIES - 51.0%
Sovereign - 51.0%
Hong Kong Government Bond
2.03%, 03/18/13 HKD	6,000,000	778,271
4.65%, 08/29/22 HKD	500,000	81,220
Indonesia Government Bond

12.00%, 09/15/11 IDR	1,000,000,000	81,250
11.00%, 12/15/12 IDR	2,700,000,000	203,639
9.00%, 09/15/13 IDR	3,000,000,000	202,050
11.00%, 10/15/14 IDR	500,000,000	35,582
9.50%, 06/15/15 IDR	2,600,000,000	166,681
9.00%, 09/15/18 IDR	1,000,000,000	54,881
11.00%, 11/15/20 IDR	1,000,000,000	59,771
10.25%, 07/15/22 IDR	1,000,000,000	56,111
9.50%, 07/15/23 IDR	1,000,000,000	52,883
11.00%, 09/15/25 IDR	1,000,000,000	58,099
10.00%, 02/15/28 IDR	1,000,000,000	52,554
Korea Monetary Stabilization Bond
5.21%, 05/25/09 KRW	1,000,000,000	776,066
5.40%, 05/14/10 KRW	130,000,000	101,428
Korean Treasury Bond
5.25%, 03/10/13 KRW	800,000,000	634,394
5.50%, 09/10/17 KRW	1,500,000,000	1,176,911
Malaysia Government Bond
3.81%, 02/15/17 MYR	3,000,000	807,335
Philippine Government Bond
8.50%, 03/03/11 PHP	5,000,000	103,450
5.75%, 02/21/12 PHP	19,000,000	362,936
7.13%, 08/01/12 PHP	5,000,000	99,646
8.75%, 03/03/13 PHP	5,000,000	104,169
9.13%, 09/04/16 PHP	8,000,000	164,772
7.75%, 08/23/17 PHP	3,500,000	66,569
Singapore Government Bond
1.63%, 04/01/13 SGD	1,250,000	830,759
3.63%, 07/01/14 SGD	300,000	216,876
3.75%, 09/01/16 SGD	300,000	217,236
4.00%, 09/01/18 SGD	250,000	183,095
3.13%, 09/01/22 SGD	150,000	96,445
3.50%, 03/01/27 SGD	200,000	131,286
Thailand Government Bond
4.25%, 03/13/13 THB	5,000,000	147,014
5.13%, 03/13/18 THB	4,000,000	125,440
5.85%, 03/31/21 THB	3,000,000	99,842
6.15%, 07/07/26 THB	4,000,000	134,725

Total Government and Agency Obligations (cost $10,009,150)		8,463,386

SHORT TERM INVESTMENTS - 5.5%
Mutual Funds - 5.5%
JNL Money Market Fund, 1.80% (a) (e)	903,591	903,591

Total Short Term Investments (cost $903,591)		903,591

Total Investments - 94.8% (cost $18,325,866)		15,717,575
Other Assets and Liabilities, Net - 5.2%		855,419
Total Net Assets - 100%		$16,572,994

Jackson Perspective Asia ex-Japan Fund
COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 8.6%
Ctrip.com International Ltd. - ADR	1,400	$42,812
Focus Media Holding Ltd. - ADR (b)	2,600	48,178
Hankook Tire Co. Ltd.	4,830	46,751
Lotte Shopping Co. Ltd.	222	30,373
PT Astra International Tbk	31,500	26,221
		194,335
CONSUMER STAPLES - 5.9%
Hengan International Group Co. Ltd.	29,000	80,883
Shinsegae Co. Ltd.	153	53,701
		134,584
ENERGY - 10.0%
China Petroleum & Chemical Corp.	82,000	53,847
CNOOC Ltd.	45,000	36,949
Energi Mega Persada Tbk PT (b) (c)	595,000	14,943
PT Medco Energi Internasional Tbk (b)	103,339	20,252
PTT Public Company Ltd.	4,900	22,514
SK Energy Co. Ltd.	862	49,590
Yanzhou Coal Mining Co. Ltd.	46,000	28,410
		226,505
FINANCIALS - 27.7%
ARA Asset Management Ltd.	91,000	21,158
Bangkok Bank Public Co. Ltd.	27,900	56,367
Bank of China Ltd.	273,000	79,713
Bumiputra-Commerce Holdings Berhad	22,900	39,899
Chinatrust Financial Holding Co. Ltd.	103,298	29,508
DBS Group Holdings Ltd.	4,000	30,534
Guangzhou R&F Properties Co. Ltd.	28,800	13,838
Hana Financial Group Inc.	1,240	19,693
Henderson Land Development Co. Ltd.	10,000	36,164
ICICI Bank Ltd. - ADR	2,600	44,434
Korea Exchange Bank	6,660	37,046
Kowloon Development Co. Ltd.	43,000	14,582
Metropolitan Bank & Trust Co.	54,800	29,005
PT Bank Rakyat Indonesia	155,000	47,425
Reliance Capital Ltd.	1,421	19,290
Shui On Land Ltd.	79,000	17,893
Wharf Holdings Ltd.	27,000	53,871
Yanlord Land Group Ltd.	49,000	25,138
Yuanta Financial Holding Co. Ltd.	37,000	14,475
		630,033
INDUSTRIALS - 7.9%
Aditya Birla Nuvo Ltd.	2,090	23,546
Bakrie and Brothers Tbk PT (b) (c)	1,532,000	15,940
China COSCO Holdings Co. Ltd.	43,000	23,165
Cosco Corp. Singapore Ltd.	29,000	15,872
Far Eastern Textile Co. Ltd.	98,600	57,228
S1 Corp.	1,289	43,816
		179,567

INFORMATION TECHNOLOGY - 19.1%
AAC Acoustic Technologies Holdings Inc. (b)	84,000	43,793
Advanced Semiconductor Engineering Inc. - ADR	22,636	49,120
AU Optronics Corp. - ADR	4,764	32,872
BYD Electronic International Co. Ltd.	54,000	16,547
HON HAI Precision Industry Co. Ltd.	10,350	24,982
HON HAI Precision Industry Co. Ltd. - GDR	13,110	64,037
LG Display Co. Ltd.	2,090	38,749
MediaTek Inc.	5,080	45,493
Samsung Electronics Co. Ltd.	114	48,063
Samsung Electronics Co. Ltd. - GDR	200	41,290
Satyam Computer Services Ltd. - ADR	1,800	28,314
	433,260
MATERIALS - 5.2%
Huabao International Holdings Ltd.	95,000	61,306
Taiwan Cement Corp.	110,960	56,976
		118,282
TELECOMMUNICATION SERVICES - 12.3%
China Mobile Ltd.	9,500	83,632
China Unicom Ltd.	74,908	106,946
LG Dacom Corp.	3,440	48,631
Philippine Long Distance Telephone Co.	990	40,501
		279,710
UTILITIES - 1.9%
Tata Power Co. Ltd.	3,073	43,739

Total Common Stocks (cost $4,739,488)		2,240,015

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (b) (c) (i)	7,844	424

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $7,844)		424

SHORT TERM INVESTMENTS - 0.8%
Mutual Funds - 0.8%
JNL Money Market Fund, 1.80% (a) (e)	18,515	18,515

Total Short Term Investments (cost $18,515)		18,515

Total Investments - 99.4% (cost $4,765,847)		2,258,954
Other Assets and Liabilities, Net - 0.6%		13,685
Total Net Assets - 100%		$2,272,639

Jackson Perspective Asia ex-Japan Infrastructure Fund
COMMON STOCKS - 86.1%
ENERGY - 13.5%
China Petroleum & Chemical Corp.	124,000	$81,427
China Shenhua Energy Co. Ltd.	20,500	38,921
CNOOC Ltd.	59,000	48,444
Formosa Petrochemical Corp.	34,000	77,681
GS Holdings Corp.	2,020	40,321
PTT Public Company Ltd.	7,400	34,000
Reliance Industries Ltd. - GDR	1,000	57,007
	377,801
INDUSTRIALS - 19.2%
China Railway Group Ltd. (b)	158,000	92,256
GS Engineering & Construction Corp.	628	29,827
Larsen & Toubro Ltd. - GDR	2,900	46,490
MTR Corp.	28,479	63,108
NWS Holdings Ltd.	50,118	52,317
PLUS Expressways Berhad	101,600	76,337
S1 Corp.	1,920	65,265
SembCorp Industries Ltd.	26,000	43,698
Shenzhen Expressway Co. Ltd.	136,000	46,296
Sinotruk Hong Kong Ltd.	64,500	26,565
		542,159
INFORMATION TECHNOLOGY - 0.9%
Wasion Group Ltd.	128,000	25,324

MATERIALS - 4.7%
China Steel Corp.	58,710	42,400
Nan Ya Plastics Corp.	39,000	54,049
Siam Cement Public Co. Ltd.	11,700	35,388
		131,837
TELECOMMUNICATION SERVICES - 24.0%
Advanced Info Service Public Company Ltd.	22,900	48,193
China Mobile Ltd.	9,500	83,632
China Unicom Ltd.	73,138	104,419
Chungwa Telecom Co. Ltd.	62,920	104,103
Far EasTone Telecommunications Co. Ltd.	79,179	83,899
LG Telecom Ltd.	11,412	81,350
Singapore Telecommunications Ltd.	65,000	109,390
Telekomunikasi Indonesia Tbk PT	119,500	59,784
		674,770
UTILITIES - 23.8%
Cheung Kong Infrastructure Holdings Ltd.	27,000	98,899
China Resources Power Holdings Co. Ltd.	44,000	85,992
Electricity Generating Public Co. Ltd.	25,400	43,218
GAIL India Ltd. - GDR	2,475	66,231
Guangdong Investment Ltd.	182,000	55,706
Hong Kong & China Gas Co. Ltd.	46,200	81,394
Korea Electric Power Corp.	2,760	54,843
Manila Water Co. Inc.	224,700	56,203
C Energy Development Corp.	768,000	46,627

Reliance Infrastructure Ltd. - GDR (c)	800	22,176
Tenaga Nasional Berhad	34,900	59,321
		670,610

Total Common Stocks (cost $4,419,223)		2,422,501

INVESTMENT FUNDS - 1.8%
Macquarie Korea Infrastructure Fund	13,890	51,108

Total Investment Funds (cost $95,361)		51,108

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (b) (c) (i)	3,458	187

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $3,458)		187

SHORT TERM INVESTMENTS - 4.8%
Mutual Funds - 4.8%
JNL Money Market Fund, 1.80% (a) (e)	135,824	135,824

Total Short Term Investments (cost $135,824)		135,824

Total Investments - 92.7% (cost $4,653,866)		2,609,620
Other Assets and Liabilities, Net - 7.3%		206,784
Total Net Assets - 100%		$2,816,404

Jackson Perspective China-India Fund
COMMON STOCKS - 94.3%
CONSUMER DISCRETIONARY - 6.2%
Ctrip.com International Ltd. - ADR	800	$24,464
Focus Media Holding Ltd. - ADR (b)	2,000	37,060
GOME Electrical Appliances Holdings Ltd.	220,000	43,944
Maruti Suzuki India Ltd.	3,644	42,528
		147,996
CONSUMER STAPLES - 3.8%
Hindustan Unilever Ltd.	3,794	17,230
ITC Ltd.	22,570	71,858
		89,088
ENERGY - 18.9%
BGR Energy Systems Ltd.	2,632	8,291
Cairn India Ltd. (b)	7,761	20,964
China Petroleum & Chemical Corp.	134,000	87,993
China Shenhua Energy Co. Ltd.	37,500	71,197
CNOOC Ltd.	57,000	46,802
Oil & Natural Gas Corp. Ltd.	3,350	46,054
Reliance Industries Ltd.	5,626	159,483
		440,784
FINANCIALS - 21.4%
Bank of China Ltd.	293,000	85,553
Franshion Properties China Ltd.	138,000	26,569
HDFC Bank Ltd.	4,267	90,689
Housing Development Finance Corp.	2,684	97,427
ICICI Bank Ltd.	6,115	50,773
Industrial & Commercial Bank of China	216,000	101,632
Infrastructure Development Finance Co. Ltd.	10,366	12,484
Ping an Insurance Group Co. of China Ltd.	8,000	34,214
		499,341
INDUSTRIALS - 10.4%
Beijing Capital International Airport Co. Ltd.	50,000	28,195
Bharat Heavy Electricals Ltd.	1,140	30,286
BYD Co. Ltd.	59,800	101,638
China Shipping Development Co. Ltd.	34,000	33,505
Crompton Greaves Ltd.	4,363	13,817
Larsen & Toubro Ltd.	2,151	35,856
		243,297
INFORMATION TECHNOLOGY - 10.6%
AAC Acoustic Technologies Holdings Inc. (b)	86,000	44,835
BYD Electronic International Co. Ltd.	29,500	9,041
Infosys Technologies Ltd.	4,770	138,663
Satyam Computer Services Ltd.	5,430	34,236
Travelsky Technology Ltd.	82,000	19,730
		246,505
MATERIALS - 4.6%
Anhui Conch Cement Co. Ltd. (b)	6,000	19,109
Huabao International Holdings Ltd.	135,000	87,119
	106,228
TELECOMMUNICATION SERVICES - 12.9%

Bharti Airtel Ltd. (b)	1,791	24,185
China Mobile Ltd.	14,000	123,246
China Unicom Ltd.	102,544	146,402
Idea Cellular Ltd. (b)	7,150	6,284
		300,117
UTILITIES - 5.5%
China Resources Power Holdings Co. Ltd.	18,000	35,178
GAIL India Ltd	6,050	26,832
NTPC Ltd.	5,321	15,439
Tata Power Co. Ltd.	3,520	50,102
		127,551

Total Common Stocks (cost $3,567,076)		2,200,907

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (b) (c) (i)	6,750	364

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $6,750)		364

SHORT TERM INVESTMENTS - 3.1%
Mutual Funds - 3.1%
JNL Money Market Fund, 1.80% (a) (e)	71,295	71,295

Total Short Term Investments (cost $71,295)		71,295

Total Investments - 97.4% (cost $3,645,121)		2,272,566
Other Assets and Liabilities, Net - 2.6%		61,780
Total Net Assets - 100%		$2,334,346

Jackson Perspective Emerging Asia ex-Japan Fund
COMMON STOCKS - 93.8%
CONSUMER DISCRETIONARY - 6.6%
Ctrip.com International Ltd. - ADR	1,200	$36,696
Focus Media Holding Ltd. - ADR (b)	2,900	53,737
PT Astra International Tbk	44,500	37,042
		127,475
CONSUMER STAPLES - 3.6%
Hengan International Group Co. Ltd.	25,000	69,727

ENERGY - 16.5%
Aban Offshore Ltd.	1,500	25,025
China Petroleum & Chemical Corp.	84,000	55,160
CNOOC Ltd.	38,000	31,201
DMCI Holdings Inc.	276,000	15,069
Energi Mega Persada Tbk PT (b) (c)	530,000	13,310
PT Medco Energi Internasional Tbk (b)	217,500	42,625
PT Tambang Batubara Bukit Asam Tbk	47,500	23,859
PTT Public Company Ltd.	11,000	50,541
Reliance Industries Ltd. - GDR	600	34,204
Yanzhou Coal Mining Co. Ltd.	50,000	30,881
		321,875
FINANCIALS - 27.2%
Banco de Oro Unibank Inc.	39,300	21,806
Bangkok Bank Public Co. Ltd.	24,400	49,295
Bank Mandiri Persero Tbk PT	284,500	40,810
Bank of Ayudhya Public Co. Ltd.	58,100	16,700
Bank of China Ltd.	110,000	32,119
Bumiputra-Commerce Holdings Berhad	21,100	36,763
China Construction Bank Corp.	50,000	24,804
Guangzhou R&F Properties Co. Ltd.	27,200	13,070
ICICI Bank Ltd. - ADR	2,000	34,180
IGB Corp. Berhad	168,500	61,250
Metropolitan Bank & Trust Co.	104,600	55,364
PT Bank Rakyat Indonesia	80,500	24,630
Public Bank Berhad	12,400	29,364
Reliance Capital Ltd.	2,156	29,268
SP Setia Berhad	43,700	34,627
Yanlord Land Group Ltd.	51,000	26,163
		530,213
INDUSTRIALS - 8.6%
Aditya Birla Nuvo Ltd.	2,972	33,482
Bakrie and Brothers Tbk PT (b) (c)	1,843,750	19,183
China COSCO Holdings Co. Ltd.	50,000	26,936
Cosco Corp. Singapore Ltd.	26,000	14,230
Gamuda Berhad	65,000	27,790
Italian-Thai Development Public Co. Ltd.	440,300	31,698
PT Adhi Karya Tbk	488,500	7,649
Suzlon Energy Ltd.	6,700	6,057
		167,025
INFORMATION TECHNOLOGY - 5.7%

AAC Acoustic Technologies Holdings Inc. (b)	86,000	44,835
BYD Electronic International Co. Ltd.	37,000	11,339
Satyam Computer Services Ltd. - ADR	2,400	37,752
Travelsky Technology Ltd.	75,000	18,046
		111,972
MATERIALS - 8.8%
Anhui Conch Cement Co. Ltd. (b)	10,000	31,849
Huabao International Holdings Ltd.	120,000	77,439
PT Indocement Tunggal Prakarsa Tbk	124,500	40,822
Sterlite Industries India Ltd. - ADR	3,400	21,046
		171,156
TELECOMMUNICATION SERVICES - 14.2%
China Mobile Ltd.	12,000	105,640
China Unicom Ltd.	72,416	103,389
Telekomunikasi Indonesia Tbk PT	80,000	40,023
True Corp. Public Co. Ltd. (b)	536,500	26,899
		275,951
UTILITIES - 2.6%
Tata Power Co. Ltd.	3,575	50,886

Total Common Stocks (cost $4,289,273)		1,826,280

INVESTMENT FUNDS - 4.3%
iShares MSCI India Fund	24,200	83,248

Total Investment Funds (cost $232,246)		83,248

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.0%
Mellon GSL Reinvestment Trust II (b) (c) (i)	8,943	483

Total Non-U.S. Government Agency Asset-Backed
Securities (cost $8,943)		483

SHORT TERM INVESTMENTS - 0.8%
Mutual Funds - 0.8%
JNL Money Market Fund, 1.80% (a) (e)	15,680	15,680

Total Short Term Investments (cost $15,680)		15,680

Total Investments - 98.9% (cost $4,546,142)		1,925,691
Other Assets and Liabilities, Net - 1.1%		22,255
Total Net Assets - 100%		$1,947,946

Jackson Perspective Japan Fund
COMMON STOCKS - 100.3%
CONSUMER DISCRETIONARY - 24.2%
Bridgestone Corp.	14,500	$253,503
Fuji Heavy Industries Ltd. (f)	31,000	109,048
Fuji Media Holdings Inc.	152	181,987
Komeri Co. Ltd.	3,600	81,412
Nissan Motor Co. Ltd. (f)	31,900	158,428
NOK Corp. (f)	13,100	124,725
Onward Holdings Co. Ltd. (f)	16,000	117,025
Sony Corp.	8,700	206,193
Sumitomo Forestry Co. Ltd. (f)	27,000	177,158
United Arrows Ltd. (f)	14,300	102,874
Yamaha Motor Co. Ltd. (f)	13,900	153,678
		1,666,031
CONSUMER STAPLES - 6.8%
Ajinomoto Co. Inc.	29,000	250,397
Seven & I Holdings Co. Ltd.	7,500	210,585
		460,982
FINANCIALS - 19.9%
Credit Saison Co. Ltd.	16,500	175,106
Creed Office Investment Corp.	41	27,099
Mitsubishi UFJ Financial Group Inc.	49,000	307,924
ORIX Corp. (f)	1,650	169,526
Sompo Japan Insurance Inc.	27,000	189,247
Sumitomo Mitsui Financial Group Inc. (f)	62	248,550
Sumitomo Trust & Banking Co. Ltd.	55,000	254,709
		1,372,161
HEALTH CARE - 1.5%
Daiichi Sankyo Co. Ltd.	5,100	104,575

INDUSTRIALS - 14.9%
Arrk Corp. (b)	35,200	24,043
Chiyoda Corp. (f)	21,000	120,978
Ebara Corp. (f)	43,000	85,716
JS Group Corp. (f)	11,500	148,914
Meitec Corp.	7,100	140,288
Obayashi Corp. (f)	40,000	195,710
Sumitomo Corp.	19,500	171,562
Toppan Forms Co. Ltd.	14,700	136,545
		1,023,756
INFORMATION TECHNOLOGY - 21.7%
Advantest Corp. (f)	9,300	133,624
FUJIFILM Holdings Corp.	5,200	119,706
Fujitsu Ltd.	21,000	82,568
Keyence Corp. (f)	400	76,652
Koei Co. Ltd.	6,900	75,285
NEC Corp.	65,000	192,710
New Japan Radio Co. Ltd.	15,000	27,669
Obic Co. Ltd. (f)	1,220	149,331
Rohm Co. Ltd.	6,000	289,114

Sumisho Computer Systems Corp. (f)	19,800	309,164
THine Electronics Inc.	66	33,778
		1,489,601
MATERIALS - 8.4%
Asahi Kasei Corp.	40,000	150,456
Kaneka Corp.	52,000	242,660
Lintec Corp.	7,600	88,919
OJI Paper Co. Ltd.	26,000	99,269
		581,304
TELECOMMUNICATION SERVICES - 2.9%
NTT DoCoMo Inc.	126	199,830

Total Common Stocks (cost $9,766,059)		6,898,240

SHORT TERM INVESTMENTS - 25.8%
Mutual Funds - 0.1%
JNL Money Market Fund, 1.80% (a) (e)	6,890	6,890

Securities Lending Collateral - 25.7%
Mellon GSL DBT II Collateral Fund, 2.68% (e)	1,806,923	1,768,616
Mellon GSL Reinvestment Trust II (b) (c) (i)	51,745	2,794
		1,771,410

Total Short Term Investments (cost $1,865,558)		1,778,300

Total Investments - 126.1% (cost $11,631,617)		8,676,540
Other Assets and Liabilities, Net - (26.1%)		-1,796,814
Total Net Assets - 100%		$6,879,726

Jackson Perspective Asian Pacific Real Estate Fund
COMMON STOCKS - 70.1%
FINANCIALS – 1.6%
ARA Asset Management Ltd.	164,000	$38,131

REAL ESTATE INVESTMENT TRUSTS- 68.5%
Diversified - 8.6%
Ascendas Real Estate Investment Trust	18,000	20,029
Cambridge Industrial Trust	181,000	30,492
CapitaCommercial Trust	90,000	61,828
Frasers Commercial Trust	161,000	26,982
Mapletree Logistics Trust	210,000	59,635
		198,966
Hotels - 2.9%
Ascott Residence Trust	93,000	29,976
Regal Real Estate Investment Trust	386,000	36,168
		66,144
Office Property - 27.8%
Ascendas India Trust	119,000	38,517
Axis Real Estate Investment Trust	212,100	83,622
Japan Prime Realty Investment Corp. (b) (f)	44	78,168
Japan Real Estate Investment Corp.	19	168,247
Nippon Building Fund Inc.	18	172,962
Nomura Real Estate Office Fund Inc.	18	102,334
		643,850
Shopping Centers - 27.1%
AmFirst Real Estate Investment Trust	421,700	90,254
CapitaMall Trust	53,000	70,284
Japan Retail Fund Investment Corp.	25	90,290
Link Real Estate Investment Trust	83,500	149,299
Lippo-Mapletree Indonesia Retail Trust	232,000	40,866
Macquarie MEAG Prime Real Estate Investment Trust	102,000	36,062
Starhill Real Estate Investment Trust	387,100	87,820
Tower Real Estate Investment Trust	253,200	62,718
		627,593
Warehouse/Industrial - 2.1%
MacarthurCook Industrial Real Estate Investment Trust	175,000	47,743

Total Common Stocks (cost $2,864,906)		1,622,427

PREFERRED STOCKS – 24.0%
Diversified - 11.8%
Dexus Property Group	145,853	72,685
Goodman Group	35,910	22,656
GPT Group	98,073	49,080
Mirvac Group (c)	49,930	33,838
Stockland Corp. Ltd.	35,440	95,301
		273,560
Office Property - 1.4%
Commonwealth Property Office Fund	14,651	12,947

Macquarie Office Trust	101,103	19,446
		32,393
Shopping Centers - 10.5%
CFS Retail Property Trust	37,354	50,246
Westfield Group	17,546	193,791
		244,037
Warehouse/Industrial - 0.3%
ING Industrial Fund	26,487	6,011

Total Preferred Stocks (cost $1,754,212)		556,001

INVESTMENT FUNDS – 2.8%
CPN Retail Growth Property Fund	356,800	64,295

Total Investment Funds (cost $119,978)		64,295

RIGHTS - 0.5%
Goodman Group (b) (c)	35,837	2,627
GPT Group (b) (c)	98,073	10,060

Total Rights (cost $0)		12,687

SHORT TERM INVESTMENTS – 2.9%
Mutual Funds - 0.2%
JNL Money Market Fund, 1.80% (a) (e)	5,209	5,209

Securities Lending Collateral - 2.7%
Mellon GSL DBT II Collateral Fund, 2.68% (e)	61,763	60,454
Mellon GSL Reinvestment Trust II (b) (c) (i)	17,761	959
		61,413

Total Short Term Investments (cost $84,733)		66,622

Total Investments - 100.3% (cost $4,823,829)		2,322,032
Other Assets and Liabilities, Net - (0.3%)		-7,168
Total Net Assets - 100%		$2,314,864

JNL Money Market Fund
SHORT TERM INVESTMENTS - 100.0%
Certificates of Deposit - 21.0%
Abbey National Plc, 2.72%, 11/03/08	$6,000,000	$6,000,000
Bank of America Corp., 3.01%, 03/04/09	8,000,000	8,000,000
Barclays Bank Plc, 2.78%, 11/13/08	9,000,000	9,000,000
BNP Paribas
3.07%, 01/28/09	5,000,000	5,000,000
3.02%, 03/16/09	4,000,000	4,000,000
Calyon North America Inc., 3.05%, 02/05/09	6,000,000	6,000,000
Chase USA, 2.78%, 12/30/08	7,000,000	7,000,000
Citibank, 2.75%, 12/02/08	8,000,000	8,000,000
Credit Suisse First Boston, 3.05%, 01/20/09	6,000,000	6,000,000
DNB Nor Bank ASA
3.00%, 01/16/09	3,000,000	3,000,000
3.06%, 03/05/09	6,000,000	6,000,203
HSBC USA Inc., 3.00%, 01/14/09	7,000,000	7,000,000
Royal Bank of Scotland, 2.79%, 11/18/08	9,000,000	9,000,042
Societe Generale, 2.79%, 11/10/08	7,000,000	7,000,000
Svenska Handels NY, 2.70%, 12/12/08	6,000,000	6,000,000
UBS-NY, 2.85%, 11/14/08	9,000,000	9,000,000
		106,000,245

Commercial Paper - 13.5%
Ciesco LLC, 2.30%, 11/14/08 (g)	5,000,000	4,995,847
Danske Corp., 3.00%, 02/23/09	8,000,000	7,924,000
Eureka Securities, 3.25%, 11/21/08 (g)	5,000,000	4,990,972
General Electric Capital Corp., 2.58%, 12/02/08	5,000,000	4,988,891
New York Life Capital, 2.75%, 11/12/08	5,000,000	4,995,799
Pitney Bowes Inc., 1.60%, 11/10/08 (g)	6,500,000	6,497,400
Procter & Gamble Co., 1.50%, 12/08/08 (g)	6,000,000	5,990,750
Rabobank Nederland, 2.97%, 02/23/09	9,000,000	8,999,860
Shell International Finance BV,
1.10%, 12/3/08 (g)	5,000,000	4,995,111
Toyota Motor Credit Corp., 2.55%, 12/04/08	14,000,000	13,967,275
		68,345,905
Discount Notes - 0.8%
Procter & Gamble Co., 2.84%, 09/09/09 (d)	4,235,000	4,235,000

Federal Home Loan Bank - 10.1%
Federal Home Loan Bank
2.50%, 12/15/08	10,000,000	9,969,444
2.65%, 12/17/08	8,000,000	7,972,911
3.13%, 12/29/08	6,000,000	6,000,000
2.28%, 02/27/09	13,000,000	12,902,847
3.05%, 03/12/09	6,000,000	5,933,408
2.90%, 03/17/09	8,000,000	7,912,356
		50,690,966
Federal Home Loan Mortgage Corp. - 10.6%
Federal Home Loan Mortgage Corp.
2.41%, 11/10/08	10,000,000	9,993,975
2.47%, 11/17/08	6,000,000	5,993,413
2.50%, 11/26/08	10,000,000	9,982,639
2.60%, 12/08/08	5,000,000	4,986,639
2.57%, 12/16/08	7,490,000	7,465,938
2.16%, 03/06/09	10,000,000	9,925,174
2.30%, 03/10/09	5,000,000	4,958,792
		53,306,570
Federal National Mortgage Association - 16.0%
Federal National Mortgage Association
2.06%, 12/03/08	25,000,000	24,942,222
2.00%, 02/23/09	10,000,000	9,936,667
2.70%, 01/12/09	10,000,000	9,946,000
1.98%, 02/04/09	10,000,000	9,947,750
2.76%, 02/11/09	4,000,000	3,968,720
2.39%, 02/17/09	15,000,000	14,892,450
2.85%, 03/04/09	7,475,000	7,402,212
		81,036,021
Funding Agreement - 1.0%
MetLife Funding Agreement,
3.08%, 11/03/08 (d) (i) (k)	5,000,000	5,000,000

Mutual Funds - 0.0%
Dreyfus Cash Management Institutional
Shares Fund, 2.74% (e)	54,067	54,067

Repurchase Agreements - 27.0%
Repurchase Agreement with Banc of America
Securities LLC, 0.25% (Collateralized by $51,397,877
Federal National Mortgage Association, 6.00%, due
09/01/38, value $51,355,011) acquired on
10/31/08, due 11/03/08 at $50,601,054	$50,600,000	50,600,000
Repurchase Agreement with UBS Securities LLC,
0.22%, (Collateralized by $87,437,263 Federal
National Mortgage Association, 5.50%-6.50%, due
06/01/32-10/01/38, value $87,073,681) acquired on
10/31/08, due 11/03/08 at $85,801,573	85,800,000	85,800,000
		136,400,000

Total Short Term Investments (cost $505,068,774)		505,068,774

Total Investments - 100.0% (cost $505,068,774)		505,068,774
Other Assets and Liabilities, Net - 0.0%		-135,155
Total Net Assets - 100%		$504,933,619

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Notes to the Schedules of Investments
October 31, 2008

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	Security fair valued in good faith in accordance with the procedures established by the Trust's Board of Trustees.
(d)	Variable rate security. Rate stated is in effect as of October 31, 2008.
(e)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of October 31, 2008.
(f)	All or portion of the security has been loaned.
(g)

Rule 144A or Section 4(2) liquid security of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor. The Fund has deemed this security to be liquid based on procedures approved by the Trust's Board of Trustees. As of October 31, 2008, the value of Rule 144A and Section 4(2) securities is $390,409 in Jackson
Perspective Asia Pacific ex-Japan Bond Fund and $27,470,080 in the JNL Money Market Fund.
(h)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(i)	Illiquid security. At October 31, 2008, the aggregate value of illiquid securities and percentage of net assets for the Jackson Perspective Core Equity Fund, $55 - 0.0%; Jackson Perspective Large Cap
Value Fund, $93, 0.0%; Jackson Perspective Mid Cap Value Fund, $300 - 0.0%; Jackson Perspective Small Cap Value Fund, $518 - 0.0%; Jackson Perspective Asia ex-Japan Fund, $424 - 0.0%;
Jackson Perspective Asia ex-Japan Infrastructure Fund, $187 - 0.0%; Jackson Perspective China-India Fund, $364 - 0.0%; Jackson Perspective Emerging Asia ex-Japan Fund, $483 - 0.0%; Jackson
Perspective Japan Fund, $2,794 - 0.0%; Jackson Perspective Asian Pacific Real Estate Fund, $959 - 0.0%; and JNL Money Market Fund, $5,000,000 - 1.0%.
(j)	Par amounts are listed in United States Dollars unless otherwise noted.
(k)	Security is restricted as to public resale. See restricted securities table on page 23.

Abbreviations:
ADR - American Depository Receipt
GDR - Global Depository Receipt
HKD - Hong Kong Dollar
IDR - Indonesian Rupiah
INR - Indian Rupee
JPY - Japanese Yen
KRW - Korean Won
MYR - Malaysian Ringgit
PHP - Philippine Peso
SGD - Singapore Dollar
THB - Thailand Thaibaht
TWD - Taiwan Dollar
USD - United States Dollar

Summary of Open Forward Foreign Currency Contracts:
Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)

Jackson Perspective Asia Pacific ex-Japan Bond Fund
HKD/USD	11/20/2008	1,401,930	HKD	$ 180,901	$ 901
IDR/USD	11/04/2008	2,773,500,000	IDR	254,450	2,953
INR/USD	11/10/2008	42,313,000	INR	854,419	(145,582)
INR/USD	11/21/2008	38,619,000	INR	777,728	(105,800)
INR/USD	02/04/2009	52,130,000	INR	1,044,503	44,503
KRW/USD	11/10/2008	244,776,000	KRW	190,060	(49,940)
KRW/USD	11/24/2008	168,352,000	KRW	131,442	(28,558)
MYR/SGD	11/12/2008	(500,000)	SGD	(337,282)	21,904
MYR/USD	11/12/2008	1,183,850	MYR	333,392	(25,794)
PHP/USD	12/15/2008	14,439,000	PHP	295,276	(4,724)
TWD/USD	12/10/2008	43,471,000	TWD	1,324,932	(125,068)
USD/HKD	11/20/2008	(15,601,600)	HKD	(2,013,187)	(13,187)
USD/IDR	11/04/2008	(2,773,500,000)	IDR	(254,450)	45,550
USD/IDR	12/18/2008	(2,659,500,000)	IDR	(243,246)	26,755
USD/INR	11/10/2008	(49,750,000)	INR	(1,004,592)	(4,592)
USD/KRW	01/14/2009	(127,000,000)	KRW	(100,595)	(595)
USD/KRW	01/20/2009	(208,386,000)	KRW	(165,296)	4,705
USD/SGD	11/04/2009	(350,880)	SGD	(238,694)	1,307
				$ 1,029,761	$ (355,262)

Jackson Perspective Japan Fund
JPY/USD	11/5/2008	60,000	JPY	$ 609	$ (3)

Summary of Investments by Sector (as a percentage of total investments):
	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective	Perspective	Perspective	Perspective	Perspective
	Core Equity	Large Cap Value	Mid Cap Value	Small Cap Value	Asia Pacific ex-Japan
Sector	Fund	Fund	Fund	Fund	Bond Fund
Consumer Discretionary	11.4%	18.6%	19.4%	23.7%	5.0%
Consumer Staples	11.2	4.2	2.3	4.2	2.6
Energy	12.8	11.8	9.1	8.1	-
Financials	16.0	23.7	9.9	11.4	22.4
Health Care	11.9	6.1	4.6	4.3	-
Industrials	11.8	10.0	27.6	26.2	-
Information Technology	14.0	10.0	9.2	9.5	-
Materials	5.6	9.7	13.7	8.1	1.3
Telecommunication Services	4.3	5.0	-	-	3.3
Utilities	0.2	-	3.8	4.4	5.8
Government Securities	-	-	-	-	53.9
Mutual Funds	0.8	0.9	0.4	0.1	5.7
Other Short Term Securities	-	-	-	-	-
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Jackson FundsSM
Notes to the Schedules of Investments (continued)
October 31, 2008

Summary of Investments by Sector (as a percentage of total investments): (continued)
	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson	JNL
	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective	Money
	Asia ex-Japan	Asia ex-Japan	China-India	Emerging Asia	Japan	Asian Pacific Real	Market
Sector	Fund	Infrastructure Fund	Fund	ex-Japan Fund	Fund	Estate Fund	Fund
Consumer Discretionary	8.6%	-%	6.5%	6.6%	19.2%	-%	-%
Consumer Staples	6.0	-	3.9	3.6	5.3	-	-
Energy	10.0	14.5	19.4	16.7	-	-	-
Financials	27.9	-	22.0	27.5	15.8	94.4	-
Health Care	-	-	-	-	1.2	-	-
Industrials	7.9	20.8	10.7	8.7	11.8	-	-
Information Technology	19.2	1.0	10.8	5.8	17.2	-	-
Materials	5.2	5.1	4.7	8.9	6.7	-	-
Telecommunication Services	12.5	25.8	13.3	14.4	2.3	-	-
Utilities	1.9	25.6	5.6	2.7	-	-	-
Investment Funds	-	2.0	-	4.3	-	2.8	-
Certificates of Deposit	-	-	-	-	-	-	21.0
Commercial Paper	-	-	-	-	-	-	13.5
Mutual Funds	0.8	5.2	3.1	0.8	0.1	0.2	-
Repurchase Agreement	-	-	-	-	-	-	27.0
Other Short Term Securities	-	-	-	-	20.4	2.6	38.5
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Summary of Investments by Country (as a percentage of total long-term investments):*
	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective
	Asia Pacific ex-Japan	Asia ex-Japan	Asia ex-Japan	China-India	Emerging Asia	Japan	Asian Pacific Real
Country	Bond Fund	Fund	Infrastructure Fund	Fund	ex-Japan Fund	Fund	Estate Fund
Australia	-%	-%	-%	-%	-%	-%	25.2%
Bermuda	1.2	-	-	-	-	-	-
Cayman Islands	1.2	-	-	-	-	-	-
China	-	13.7	10.5	25.1	17.5	-	-
Hong Kong	11.4	23.9	29.3	29.8	22.6	-	8.2
India	-	7.1	7.8	45.1	14.2	-	-
Indonesia	12.9	5.7	2.4	-	15.2	-	-
Japan	-	-	-	-	-	100.0	27.1
Malaysia	10.6	1.8	5.5	-	9.9	-	14.4
Netherlands	1.0	-	-	-	-	-	-
Phillipines	6.1	3.1	4.2	-	4.8	-	-
Singapore	22.3	4.1	6.2	-	6.5	-	22.2
South Korea	18.5	20.4	13.0	-	-	-	-
Taiwan	-	16.7	14.6	-	-	-	-
Thailand	3.4	3.5	6.5	-	9.3	-	2.9
United States	11.4	-	-	-	-	-	-
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

* The Funds presented in the table are those which have greater than 10% of their portfolios invested in non-U.S. securities at October 31, 2008.

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933. The following table includes restricted securities held by the Funds at October 31, 2008.

	Acquisition		Value at	Pecent of
	Date	Cost	October 31, 2008	Net Assets
JNL Money Market Fund
MetLife Funding Agreement, 3.08%, 11/03/08	4/30/2008	$ 5,000,000	$ 5,000,000	1.00%

Jackson FundsSM
Statements of Assets and Liabilities
October 31, 2008

	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective
	Core Equity	Large Cap Value	Mid Cap Value	Small Cap Value	Asia Pacific ex-Japan	Asia ex-Japan
Assets	Fund	Fund	Fund	Fund	Bond Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 3,010,790	$ 2,658,161	$ 2,839,482	$ 3,199,969	$ 14,813,984	$ 2,240,439
Investments - affiliated, at value (c)	24,500	22,975	11,610	2,446	903,591	18,515
Repurchase agreements	-	-	-	-	-	-
Foreign currency (d)	-	-	-	-	1,081,673	24,875
Receivables:
Investment securities sold	-	-	-	6,605	-	10,941
Dividends and interest	6,232	7,101	3,835	1,426	144,945	584
Forward foreign currency contracts	-	-	-	-	148,578	-
Foreign taxes recoverable	-	-	-	-	10,169	253
Other assets	10	10	12	13	48	12
Total assets	3,041,532	2,688,247	2,854,939	3,210,459	17,102,988	2,295,619

Liabilities
Cash overdraft	-	47	-	-	-	195
Payables:
Advisory fees	2,083	1,862	2,090	2,448	11,465	2,090
Administrative fees	260	233	246	272	1,433	209
Investment securities purchased	8,657	13,621	7,587	9,589	-	7,844
Dividends	-	-	-	-	-	-
Trustee fees	32	31	34	34	134	31
Forward foreign currency contracts	-	-	-	-	503,840	-
Other accrued expenses	11,543	11,517	12,002	12,025	13,122	12,611
Return of collateral for securities loaned	-	-	-	-	-	-
Total liabilities	22,575	27,311	21,959	24,368	529,994	22,980
Net assets	$ 3,018,957	$ 2,660,936	$ 2,832,980	$ 3,186,091	$ 16,572,994	$ 2,272,639

Net assets consist of:
Paid-in capital	$ 5,000,000	$ 5,000,000	$ 5,000,000	$ 5,000,000	$ 19,560,560	$ 5,000,000
Undistributed net investment
income	52,125	60,397	34,693	20,241	73,158	16,740
Accumulated net realized gain (loss)	(636,631)	(1,010,702)	(782,833)	(551,751)	(84,767)	(236,825)
Net unrealized appreciation (depreciation) on
investments and foreign currency	(1,396,537)	(1,388,759)	(1,418,880)	(1,282,399)	(2,975,957)	(2,507,276)
	$ 3,018,957	$ 2,660,936	$ 2,832,980	$ 3,186,091	$ 16,572,994	$ 2,272,639

Class A
Net assets	$ 2,415,158	$ 2,128,740	$ 2,266,396	$ 2,548,887	$ 15,734,751	$ 1,817,932
Shares outstanding (no par value),
unlimited shares authorized	400,000	400,000	400,000	400,000	1,876,378	400,000
Net asset value per share	$ 6.04	$ 5.32	$ 5.67	$ 6.37	$ 8.39	$ 4.54
Maximum sales load	5.75%	5.75%	5.75%	5.75%	3.75%	5.75%
Maximum offering price per share	$ 6.41	$ 5.64	$ 6.02	$ 6.76	$ 8.72	$ 4.82

Class C
Net assets	$ 603,799	$ 532,196	$ 566,584	$ 637,204	$ 838,243	$ 454,707
Shares outstanding (no par value),
unlimited shares authorized	100,000	100,000	100,000	100,000	100,000	100,000
Net asset value and maximum offering price
per share	$ 6.04	$ 5.32	$ 5.67	$ 6.37	$ 8.38	$ 4.55

(a) Including value of securities on loan	$ -	$ -	$ -	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	4,407,327	4,046,920	4,258,362	4,482,368	17,422,275	4,747,332
(c) Investments - affiliated, at cost	24,500	22,975	11,610	2,446	903,591	18,515
(d) Foreign currency cost	-	-	-	-	1,083,868	25,214

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Assets and Liabilities
October 31, 2008

	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective	Perspective	Perspective	Perspective	Perspective	JNL
	Asia ex-Japan	China-India	Emerging Asia	Japan	Asian Pacific Real	Money Market
Assets	Infrastructure Fund	Fund	ex-Japan Fund	Fund	Estate Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 2,473,796	$ 2,201,271	$ 1,910,011	$ 8,669,650	$ 2,316,823	$ 368,668,774
Investments - affiliated, at value (c)	135,824	71,295	15,680	6,890	5,209	-
Repurchase agreements	-	-	-	-	-	136,400,000
Foreign currency (d)	219,113	172,045	30,196	6,460	44,423	-
Receivables:
Investment securities sold	-	26,826	13,681	33,598	25,929	-
Dividends and interest	5,513	443	1,097	79,642	16,344	802,673
Forward foreign currency contracts	-	-	-	-	-	-
Foreign taxes recoverable	151	-	687	-	-	-
Other assets	-	5	6	56	10	1,600
Total assets	2,834,397	2,471,885	1,971,358	8,796,296	2,408,738	505,873,047

Liabilities
Cash overdraft	-	-	-	-	-	4,363
Payables:
Advisory fees	2,513	2,169	1,973	5,994	2,188	77,509
Administrative fees	251	206	188	599	219	-
Investment securities purchased	3,458	123,316	8,943	39,201	-
Dividends	-	-	-	-	-	845,155
Trustee fees	44	29	29	53	30	7,027
Forward foreign currency contracts	-	-	-	3	-	-
Other accrued expenses	11,727	11,819	12,279	12,052	11,913	5,374
Return of collateral for securities loaned	-	-	-	1,858,668	79,524	-
Total liabilities	17,993	137,539	23,412	1,916,570	93,874	939,428
Net assets	$ 2,816,404	$ 2,334,346	$ 1,947,946	$ 6,879,726	$ 2,314,864	$ 504,933,619

Net assets consist of:
Paid-in capital	$ 5,000,000	$ 4,997,678	$ 5,000,000	$ 10,000,000	$ 5,000,000	$ 504,784,349
Undistributed (excess of distributions over)
net investment income	65,959	(22)	7,341	73,385	133,110	-
Accumulated net realized gain (loss)	(191,639)	(1,291,151)	(437,733)	(244,212)	(316,718)	149,270
Net unrealized appreciation (depreciation) on
investments and foreign currency	(2,057,916)	(1,372,159)	(2,621,662)	(2,949,447)	(2,501,528)	-
	$ 2,816,404	$ 2,334,346	$ 1,947,946	$ 6,879,726	$ 2,314,864	$ 504,933,619

Class A*
Net assets	$ 2,253,121	$ 1,867,418	$ 1,558,374	$ 5,503,707	$ 1,851,883	$ 504,933,619
Shares outstanding (no par value),
unlimited shares authorized	400,000	400,000	400,000	800,000	400,000	504,784,349
Net asset value per share	$ 5.63	$ 4.67	$ 3.90	$ 6.88	$ 4.63	$ 1.00
Maximum sales load	5.75%	5.75%	5.75%	5.75%	5.75%	n/a
Maximum offering price per share	$ 5.97	$ 4.95	$ 4.14	$ 7.30	$ 4.91	n/a

Class C
Net assets	$ 563,283	$ 466,928	$ 389,572	$ 1,376,019	$ 462,981	n/a
Shares outstanding (no par value),
unlimited shares authorized	100,000	100,000	100,000	200,000	100,000	n/a
Net asset value and maximum offering price
per share	$ 5.63	$ 4.67	$ 3.90	$ 6.88	$ 4.63	n/a

(a) Including value of securities on loan	$ -	$ -	$ -	$ 1,759,469	$ 75,070	$ -
(b) Investments - unaffiliated, at cost	4,518,042	3,573,826	4,530,462	11,624,727	4,818,620	505,068,774
(c) Investments - affiliated, at cost	135,824	71,295	15,680	6,890	5,209	-
(d) Foreign currency cost	232,696	171,459	31,288	6,522	44,134	-

* The JNL Money Market Fund offers only an Institutional Class of shares.

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Operations
For the Year Ended October 31, 2008

	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective
	Core Equity	Large Cap Value	Mid Cap Value	Small Cap Value	Asia Pacific ex-Japan	Asia ex-Japan
Investment income	Fund (b)	Fund (b)	Fund (b)	Fund (b)	Bond Fund (b)	Fund (b)
Dividends (a)	$ 95,268	$ 102,307	$ 78,961	$ 66,149	$ 34,057	$ 96,535
Foreign taxes withheld	-	-	-	-	(49,234)	(12,004)
Interest	962	962	962	924	618,997	1,309
Securities lending	808	1,288	3,363	4,465	-	4,315
Total investment income	97,038	104,557	83,286	71,538	603,820	90,155

Expenses
Advisory fees	28,871	28,259	31,962	34,627	112,591	35,532
Administrative fees	3,609	3,532	3,760	3,847	14,073	3,553
Legal fees	73	73	75	76	296	73
Trustee fees	101	100	106	108	411	100
Registration fees	197	197	197	197	197	197
Audit fees	10,977	10,977	10,977	10,977	10,977	10,977
Custody fees	975	912	981	800	7,624	6,909
Other expenses	110	110	535	665	344	120
Total expenses	44,913	44,160	48,593	51,297	146,513	57,461
Net investment income	52,125	60,397	34,693	20,241	457,307	32,694

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	(636,759)	(1,010,927)	(783,032)	(551,811)	(84,767)	(236,826)
Foreign currency related items	-	-	-	-	(823,589)	(15,953)
Brokerage commissions recaptured	128	225	199	60	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	(1,396,537)	(1,388,759)	(1,418,880)	(1,282,399)	(2,608,291)	(2,506,893)
Foreign currency related items	-	-	-	-	(367,666)	(383)
Net realized and unrealized gain (loss)	(2,033,168)	(2,399,461)	(2,201,713)	(1,834,150)	(3,884,313)	(2,760,055)

Net increase (decrease) in net assets from operations	$ (1,981,043)	$ (2,339,064)	$ (2,167,020)	$ (1,813,909)	$ (3,427,006)	$ (2,727,361)

(a) Dividends from affiliated investments	$ 1,218	$ 1,089	$ 1,189	$ 1,244	$ 32,099	$ 5,224
(b) Period from December 27, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Operations
For the Year Ended October 31, 2008

	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective	Perspective	Perspective	Perspective	Perspective	JNL
	Asia ex-Japan	China-India	Emerging Asia	Japan	Asian Pacific Real	Money Market
Investment income	Infrastructure Fund (b)	Fund (b)	ex-Japan Fund (b)	Fund (b)	Estate Fund (b)	Fund
Dividends (a)	$ 135,708	$ 60,351	$ 82,197	$ 194,215	$ 228,005	$ 2,271
Foreign taxes withheld	(12,431)	(945)	(10,136)	(13,336)	(27,453)	-
Interest	1,316	1,163	1,189	3,046	1,358	18,765,073
Securities lending	2,218	5,881	4,036	8,570	2,799	-
Total investment income	126,811	66,450	77,286	192,495	204,709	18,767,344

Expenses
Advisory fees	36,089	33,605	33,971	76,453	34,723	1,132,993
Administrative fees	3,609	3,200	3,235	7,645	3,472	-
Legal fees	121	70	70	103	72	5,980
Trustee fees	133	92	93	179	98	18,222
Registration fees	197	197	197	393	197	2,196
Audit fees	10,977	10,977	10,977	10,977	10,977	-
Custody fees	3,941	2,668	6,193	2,392	2,761	13,476
Other expenses	139	99	99	122	103	8,796
Total expenses	55,206	50,908	54,835	98,264	52,403	1,181,663
Net investment income	71,605	15,542	22,451	94,231	152,306	17,585,681

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	(191,639)	(1,291,151)	(437,733)	(240,242)	(306,649)	173,832
Foreign currency related items	(5,646)	(17,886)	(15,110)	(24,816)	(29,265)	-
Brokerage commissions recaptured	-	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	(2,044,246)	(1,372,555)	(2,620,451)	(2,955,077)	(2,501,797)	-
Foreign currency related items	(13,670)	396	(1,211)	5,630	269	-
Net realized and unrealized gain (loss)	(2,255,201)	(2,681,196)	(3,074,505)	(3,214,505)	(2,837,442)	173,832

Net increase (decrease) in net assets from operations	$ (2,183,596)	$ (2,665,654)	$ (3,052,054)	$ (3,120,274)	$ (2,685,136)	$ 17,759,513

(a) Dividends from affiliated investments	$ 14,110	$ 4,737	$ 3,177	$ 2,926	$ 3,762	$ -
(b) Period from December 27, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Changes in Net Assets
For the Year Ended October 31, 2008

	Jackson	Jackson	Jackson	Jackson	Jackson	Jackson
	Perspective	Perspective	Perspective	Perspective	Perspective	Perspective
	Core Equity	Large Cap Value	Mid Cap Value	Small Cap Value	Asia Pacific ex-Japan	Asia ex-Japan
Operations	Fund (a)	Fund (a)	Fund (a)	Fund (a)	Bond Fund (a)	Fund (a)
Net investment income	$ 52,125	$ 60,397	$ 34,693	$ 20,241	$ 457,307	$ 32,694
Net realized loss	(636,631)	(1,010,702)	(782,833)	(551,751)	(908,356)	(252,779)
Net change in unrealized appreciation (depreciation)	(1,396,537)	(1,388,759)	(1,418,880)	(1,282,399)	(2,975,957)	(2,507,276)
Net increase (decrease) in net assets from
operations	(1,981,043)	(2,339,064)	(2,167,020)	(1,813,909)	(3,427,006)	(2,727,361)

Distributions to shareholders
From net investment income
Class A	-	-	-	-	-	-
Class C	-	-	-	-	-	-
From net realized gains
Class A	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total distributions to shareholders	-	-	-	-	-	-

Share transactions¹
Proceeds from the sale of shares
Class A	4,000,000	4,000,000	4,000,000	4,000,000	19,000,000	4,000,000
Class C	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Cost of shares redeemed
Class A	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Net increase (decrease) in net assets from
share transactions	5,000,000	5,000,000	5,000,000	5,000,000	20,000,000	5,000,000

Net increase (decrease) in net assets	3,018,957	2,660,936	2,832,980	3,186,091	16,572,994	2,272,639

Net assets beginning of period	-	-	-	-	-	-

Net assets end of period	$ 3,018,957	$ 2,660,936	$ 2,832,980	$ 3,186,091	$ 16,572,994	$ 2,272,639

Undistributed net investment income	$ 52,125	$ 60,397	$ 34,693	$ 20,241	$ 73,158	$ 16,740

(a) Period from December 27, 2007 (commencement of operations)

¹Share transactions
Shares sold
Class A	400,000	400,000	400,000	400,000	1,876,378	400,000
Class C	100,000	100,000	100,000	100,000	100,000	100,000
Shares redeemed
Class A	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Net increase
Class A	400,000	400,000	400,000	400,000	1,876,378	400,000

Class C	100,000	100,000	100,000	100,000	100,000	100,000
Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 6,561,207	$ 7,590,794	$ 8,645,304	$ 8,099,868	$ 28,561,009	$ 8,080,025
Proceeds from sales of securities	(1,518,195)	(2,534,673)	(3,609,463)	(3,075,277)	(11,174,511)	(3,103,740)

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Statements of Changes in Net Assets

	For the Period Ended October 31, 2008

	Jackson	Jackson	Jackson	Jackson	Jackson	JNL Money Market Fund
	Perspective	Perspective	Perspective	Perspective	Perspective	For the Year Ended October 31,
	Asia ex-Japan	China-India	Emerging Asia	Japan	Asian Pacific Real
Operations	Infrastructure Fund (a)	Fund (a)	ex-Japan Fund (a)	Fund (a)	Estate Fund (a)	2008	2007
Net investment income	$ 71,605	$ 15,542	$ 22,451	$ 94,231	$ 152,306	$ 17,585,681	$ 18,284,536
Net realized gain (loss)	(197,285)	(1,309,037)	(452,843)	(265,058)	(335,914)	173,832	-
Net change in unrealized appreciation (depreciation)	(2,057,916)	(1,372,159)	(2,621,662)	(2,949,447)	(2,501,528)	-	-
Net increase (decrease) in net assets from
operations	(2,183,596)	(2,665,654)	(3,052,054)	(3,120,274)	(2,685,136)	17,759,513	18,284,536

Distributions to shareholders
From net investment income
Class A	-	-	-	-	-	(17,610,243)	(18,284,536)
Class C	-	-	-	-	-	-	-
From net realized gains
Class A	-	-	-	-	-	-	-
Class C	-	-	-	-	-	-	-
Total distributions to shareholders	-	-	-	-	-	(17,610,243)	(18,284,536)

Share transactions¹
Proceeds from the sale of shares
Class A	4,000,000	4,000,000	4,000,000	8,000,000	4,000,000	11,296,287,021	7,854,701,089
Class C	1,000,000	1,000,000	1,000,000	2,000,000	1,000,000	-	-
Cost of shares redeemed
Class A	-	-	-	-	-	(11,332,805,738)	(7,614,358,341)
Class C	-	-	-	-	-	-	-
Net increase (decrease) in net assets from
share transactions	5,000,000	5,000,000	5,000,000	10,000,000	5,000,000	(36,518,717)	240,342,748

Net increase (decrease) in net assets	2,816,404	2,334,346	1,947,946	6,879,726	2,314,864	(36,369,447)	240,342,748

Net assets beginning of period	-	-	-	-	-	541,303,066	300,960,318

Net assets end of period	$ 2,816,404	$ 2,334,346	$ 1,947,946	$ 6,879,726	$ 2,314,864	$ 504,933,619	$ 541,303,066

Undistributed (excess of distributions over)
net investment income	$ 65,959	$ (22)	$ 7,341	$ 73,385	$ 133,110	$ -	$ -
(a) Period from December 27, 2007 (commencement of operations)

¹Share transactions
Shares sold
Class A	400,000	400,000	400,000	800,000	400,000	11,296,287,021	7,854,701,089
Class C	100,000	100,000	100,000	200,000	100,000	-	-
Shares redeemed
Class A	-	-	-	-	-	(11,332,805,738)	(7,614,358,341)
Class C	-	-	-	-	-	-	-
Net increase (decrease)
Class A	400,000	400,000	400,000	800,000	400,000	(36,518,717)	240,342,748

Class C	100,000	100,000	100,000	200,000	100,000	-	-
Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 4,970,387	$ 8,735,885	$ 7,929,484	$ 13,080,098	$ 5,805,478	$ -	$ -
Proceeds from sales of securities	(264,164)	(3,877,658)	(2,970,407)	(3,073,797)	(759,732)	-	-

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Financial Highlights

													Assuming No Expense
													Reimbursement
		Increase (Decrease) from				Distributions from						Ratio of Net		Ratio of Net
	Net Asset	Investment Operations (b)				Net Realized					Ratio of	Investment	Ratio of	Investment
	Value,	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset	Supplemental Data			Expenses to	Income (Loss)	Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	Net Assets,	Portfolio	Average Net	to Average	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (c)	End of Period	Turnover	Assets (d)	Net Assets (d)	Assets (d)	Net Assets (d)
Jackson Perspective Core Equity Fund

Class A

12/27/2007 (a) - 10/31/2008	$ 10.00	$ 0.10	$ (4.06)	$ (3.96)	$ -	$ -	$ 6.04	(39.60)%	$ 2,415,158	39%	1.24%	1.44%	1.24%	1.44%

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.10	(4.06)	(3.96)	-	-	6.04	(39.60)	603,799	39	1.24	1.44	1.24	1.44

Jackson Perspective Large Cap Value Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.12	(4.80)	(4.68)	-	-	5.32	(46.80)	2,128,740	66	1.25	1.71	1.25	1.71

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.12	(4.80)	(4.68)	-	-	5.32	(46.80)	532,196	66	1.25	1.71	1.25	1.71

Jackson Perspective Mid Cap Value Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.07	(4.40)	(4.33)	-	-	5.67	(43.30)	2,266,396	88	1.29	0.92	1.29	0.92

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.07	(4.40)	(4.33)	-	-	5.67	(43.30)	566,584	88	1.29	0.92	1.29	0.92

Jackson Perspective Small Cap Value Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.04	(3.67)	(3.63)	-	-	6.37	(36.30)	2,548,887	73	1.33	0.53	1.33	0.53

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.04	(3.67)	(3.63)	-	-	6.37	(36.30)	637,204	73	1.33	0.53	1.33	0.53

Jackson Perspective Asia Pacific ex-Japan Bond Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.26	(1.87)	(1.61)	-	-	8.39	(16.10)	15,734,751	86	1.04	3.25	1.04	3.25

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.26	(1.88)	(1.62)	-	-	8.38	(16.20)	838,243	86	1.04	3.25	1.04	3.25

Jackson Perspective Asia ex-Japan Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.07	(5.53)	(5.46)	-	-	4.54	(54.60)	1,817,932	86	1.62	0.92	1.62	0.92

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.07	(5.52)	(5.45)	-	-	4.55	(54.50)	454,707	86	1.62	0.92	1.62	0.92

Jackson Perspective Asia ex-Japan Infrastructure Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.14	(4.51)	(4.37)	-	-	5.63	(43.70)	2,253,121	8	1.53	1.98	1.53	1.98

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.14	(4.51)	(4.37)	-	-	5.63	(43.70)	563,283	8	1.53	1.98	1.53	1.98

Jackson Perspective China-India Fund

Class A
12/27/2007 (a) - 10/31/2008	10.00	0.03	(5.36)	(5.33)	-	-	4.67	(53.30)	1,867,418	120	1.59	0.49	1.59	0.49

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.03	(5.36)	(5.33)	-	-	4.67	(53.30)	466,928	120	1.59	0.49	1.59	0.49

(a) Commencement of operations.
(b) Calculated using the average shares method for the period ended October 31, 2008.

(c) Total Return assumes reinvestment of all distributions for the period. Total Return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Annualized for periods less than one year.

The accompanying notes are an integral part of these Financial Statements.

Jackson Perspective Emerging Asia ex-Japan Fund

Class A

12/27/2007 (a) - 10/31/2008	$ 10.00	$ 0.04	$ (6.14)	$ (6.10)	$ -	$ -	$ 3.90	(61.00)%	$ 1,558,374	86%	1.69%	0.69%	1.69%	0.69%

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.04	(6.14)	(6.10)	-	-	3.90	(61.00)	389,572	86	1.69	0.69	1.69	0.69

Jackson Perspective Japan Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.09	(3.21)	(3.12)	-	-	6.88	(31.20)	5,503,707	37	1.29	1.23	1.29	1.23

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.09	(3.21)	(3.12)	-	-	6.88	(31.20)	1,376,019	37	1.29	1.23	1.29	1.23

Jackson Perspective Asian Pacific Real Estate Fund

Class A

12/27/2007 (a) - 10/31/2008	10.00	0.30	(5.67)	(5.37)	-	-	4.63	(53.70)	1,851,883	22	1.51	4.39	1.51	4.39

Class C

12/27/2007 (a) - 10/31/2008	10.00	0.30	(5.67)	(5.37)	-	-	4.63	(53.70)	462,981	22	1.51	4.39	1.51	4.39

JNL Money Market Fund

10/31/2008	1.00	0.03	-	0.03	(0.03)	-	1.00	3.10	504,933,619	n/a	0.21	3.14	n/a	n/a
10/31/2007	1.00	0.05	-	0.05	(0.05)	-	1.00	5.23	541,303,066	n/a	0.21	5.10	n/a	n/a
10/31/2006	1.00	0.05	-	0.05	(0.05)	-	1.00	4.74	300,960,318	n/a	0.22	4.66	n/a	n/a

(a) Commencement of operations.
(b) Calculated using the average shares method for the period ended October 31, 2008.

(c) Total Return assumes reinvestment of all distributions for the period. Total Return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Annualized for periods less than one year.

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM

Notes to the Financial Statements

NOTE 1. ORGANIZATION

The JNL Investors Series Trust (“Trust”) was organized under the laws of Massachusetts, by a Declaration of Trust, dated July 28, 2000. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and the Securities Act of 1933, as amended, as an open-end management investment company issuing its shares in various series. Each series is known as a “Fund” (collectively, “Funds”) and represents a distinct portfolio with its own investment objectives and policies. The Trust currently consists of nineteen (19) separate Funds. The following Funds (each a “Fund”, and collectively, “Funds”) are included in this report: the Jackson Perspective Core Equity Fund, the Jackson Perspective Large Cap Value Fund, the Jackson Perspective Mid Cap Value Fund, and the Jackson Perspective Small Cap Value Fund (all for which PPM America, Inc. serves as the sub-adviser); the Jackson Perspective Asia Pacific ex-Japan Bond Fund, the Jackson Perspective Asia ex-Japan Fund, the Jackson Perspective Asia ex-Japan Infrastructure Fund, the Jackson Perspective China-India Fund, the Jackson Perspective Emerging Asia ex-Japan Fund, the Jackson Perspective Japan Fund, and the Jackson Perspective Asian Pacific Real Estate Fund (all for which Prudential Asset Management (Singapore) Limited serves as sub-adviser); and the JNL Money Market Fund (for which Wellington Management Company, LLP serves as sub-adviser). The Jackson Perspective Core Equity Fund, the Jackson Perspective Large Cap Value Fund, the Jackson Perspective Mid Cap Value Fund, the Jackson Perspective Small Cap Value Fund and the JNL Money Market Fund are diversified investment companies as defined in the 1940 Act. All other Funds included in this report are non-diversified. The financial statements of the remaining Funds in the Trust are presented in a separate report.

The Funds offer investors Class A and Class C shares of each Fund, except for the JNL Money Market Fund, which only offers an Institutional Class of shares. Even though these classes represent ownership of the same Fund, each class is subject to different types and levels of sales charges, and bears different levels of marketing and distribution fees. Each share class also has different voting rights on matters affecting a single class. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund. Class A and Class C shares are not presently offered to retail investors. Institutional Class shares are not sold to retail investors.

Jackson National Asset Management, LLC ("JNAM" or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson"), serves as investment adviser to each of the Funds. The Funds included in this report, except for the JNL Money Market Fund, were capitalized by an initial investment by Jackson National Life Insurance Company (“Jackson”) and 100% of the outstanding capital shares were owned by Jackson at October 31, 2008. Affiliates of the JNL Money Market Fund owned 100% of its outstanding capital shares as of October 31, 2008.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed and consistently applied by the Funds in the preparation of these financial statements.

Security Valuation – The net asset value (“NAV”) shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks traded on an exchange are generally valued on the basis of prices furnished by independent pricing services approved by the Trust's Board of Trustees ("Board") and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market. Investments in mutual funds and the securities lending collateral funds are valued at the net asset value per share determined as of the close of the NYSE on the valuation date. All securities in the JNL Money Market Fund, as permitted by compliance with applicable provisions under Rule 2a-7 of the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost unless it is determined that such practice does not approximate market value. Debt securities are generally valued by approved pricing services. If the pricing services are unable to provide valuations, the debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Exchange traded derivatives are valued at last sales price as of the close of business on the local exchange. Non-exchange traded derivatives are generally valued by approved pricing services. If the pricing services are unable to provide valuations, non exchange traded derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services for debt securities and derivatives may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings, and other data, as well as broker quotes.

Market quotations may not be readily available for certain investments. If market quotations are not readily available or if it is determined that a quotation for an investment does not represent market value, then the investment is valued at a fair value as determined in good faith using procedures adopted by the Board. Situations that may require a security to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings, or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets. Under the procedures adopted by the Board, the Adviser may rely on pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Funds’ NAVs are determined.

The value of an investment for purposes of calculating a Fund’s NAV can differ depending on the source and method used to determine the value. If a security is valued at a fair value, the value may be different from the last quoted price for the security. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications – Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Credit Linked Notes – A Fund may invest in credit linked notes. Credit linked notes are debt securities embedded with credit default swaps. The Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity, unless a specified credit event occurs, in which case the Fund experiences a delay in repayments or has to forego interest. In effect, the Fund will receive a higher yield in exchange for assuming the risk of a specified credit event. Credit linked notes provide a means of gaining exposure to certain securities and countries. The underlying entity for each credit linked note is presented parenthetically in the Schedules of Investments.

Emerging Market Securities – Investing in securities of emerging market countries involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include government intervention, adverse changes in earnings and business prospects, liquidity and price volatility.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments. Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation or depreciation on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Forward Foreign Currency Contracts - A Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. All contracts are marked-to-market daily based on the foreign currency exchange rate. The change in market value is recorded as a receivable or payable from forward foreign currency contracts. When a contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. Sometimes these securities are referred to as “private placements”. Unregistered securities may be deemed “illiquid” because there is no readily available market for the sale of the securities. These securities are generally valued by approved pricing services. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

U.S. Government Agencies or Government-Sponsored Enterprises - Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S.

Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Securities Loaned - The Trust has entered into a securities lending arrangement with The Bank of New York Mellon Corporation (“Custodian”). Under the terms of the agreement, the Funds receive a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The Custodian is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested in the Mellon GSL DBT II Collateral Fund, a pooled investment fund constituting a series within a Delaware business trust sponsored by the Custodian and approved by the Adviser. In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The fair value and amortized cost of each Fund’s investment in Mellon GSL DBT II Collateral Fund at October 31, 2008, is reported in the respective Schedules of Investments. The Custodian has continued to execute transactions in Mellon GSL DBT II Collateral Fund at $1.00 per unit as none of the investments in this series at October 31, 2008 are in default. During the period ended October 31, 2008, certain securities in the Mellon GSL DBT II Collateral Fund defaulted and were segregated into Mellon GSL Reinvestment Trust II, another series within the Delaware business trust. Each Fund will be responsible for payment to the Custodian for the difference between its portion of the final proceeds from the investment in Mellon GSL Reinvestment Trust II and the related amortized cost. Each Fund’s unrealized depreciation from its investment in Mellon GSL DBT II Collateral Fund and Mellon GSL Reinvestment Trust II is included in Net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Certain Funds had no securities on loan as of October 31, 2008. The fair value and amortized cost of the investment in Mellon GSL Reinvestment Trust II for Funds with securities on loan as of October 31, 2008 are reported under Securities Lending Collateral in the Schedules of Investments and the amortized cost is included in Return of collateral for securities loaned in the Statements of Assets & Liabilities. The fair value and amortized cost of the investment in Mellon GSL Reinvestment Trust II for Funds with no securities on loan as of October 31, 2008 is reported under Non-U.S. Government Agency Asset-Backed Securities in the Schedules of Investments and the amortized cost is included in Payable for Investment securities purchased in the Statements of Assets & Liabilities.

Repurchase Agreements - A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker-dealer, to repurchase that security back from the Fund at a specified price and date or upon demand. The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s Custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Procedures for all repurchase agreements have been designed to monitor that the daily market value of the collateral is in excess of the repurchase agreement in the event of default. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Distributions to Shareholders – The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The JNL Money Market Fund declares dividends daily and pays dividends monthly. For all other Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes – Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute income and capital gains in amounts that will avoid federal income and excise taxes. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

NOTE 3. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the sub-advisers as compensation for their services.

The following is a schedule of the fees each Fund is currently obligated to pay JNAM:

	$0 to $500 M	$500 M to $750 M	Over $750 M
Jackson Perspective Core Equity Fund	0.80%	0.75%	0.75%
Jackson Perspective Large Cap Value Fund	0.80	0.75	0.75
Jackson Perspective Mid Cap Value Fund	0.85	0.80	0.80
Jackson Perspective Small Cap Value Fund	0.90	0.85	0.85
Jackson Perspective Asia Pacific ex-Japan Bond Fund	0.80	0.75	0.75
Jackson Perspective Asia ex-Japan Fund	1.00	0.95	0.95
Jackson Perspective Asia ex-Japan Infrastructure Fund	1.00	0.95	0.95
Jackson Perspective China-India Fund	1.05	1.00	1.00
Jackson Perspective Emerging Asia ex-Japan Fund	1.05	1.00	1.00
Jackson Perspective Japan Fund	1.00	0.95	0.95
Jackson Perspective Asian Pacific Real Estate Fund	1.00	0.95	0.95
JNL Money Market Fund	0.20	0.20	0.18

Administrative Fee – JNAM also serves as the Administrator to the Funds. In addition to the investment advisory fee, each Fund, except for the JNL Money Market Fund, pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund. In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the Funds. Each Fund is responsible for all other operating expenses. JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Money Market Fund at no additional cost. In accordance with the Administration Agreement, JNAM is responsible for payment of the following JNL Money Market Fund expenses: fund accounting; shareholder reporting; shareholder servicing; certain legal; insurance; custody; audit; and tax fees. Additionally, JNAM provides transfer agency services and Jackson National Life Distributors LLC provides distribution services at no additional cost to the JNL Money Market Fund.

Voluntary Waiver and Expense Reimbursements – JNAM voluntarily agreed to waive fees and reimburse expenses of the Funds, except for JNL Money Market Fund, through October 31, 2008, such that net expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) are limited to the annualized expense ratios as indicated in the table below. JNAM may seek future restitution from a Fund for fees waived and reimbursed through October 31, 2008; however, such restitution is limited to the extent that it would not cause the Fund to exceed then current expense limitations. In addition, this future restitution is only permitted provided that the Funds are not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed. JNAM did not waive or reimburse any expenses for the Funds during the period ended October 31, 2008.

	Class A	Class C
Jackson Perspective Core Equity Fund	1.40%	2.15%
Jackson Perspective Large Cap Value Fund	1.40	2.15
Jackson Perspective Mid Cap Value Fund	1.50	2.25
Jackson Perspective Small Cap Value Fund	1.60	2.35
Jackson Perspective Asia Pacific ex-Japan Bond Fund	1.30	2.05
Jackson Perspective Asia ex-Japan Fund	1.70	2.45
Jackson Perspective Asia ex-Japan Infrastructure Fund	1.80	2.55
Jackson Perspective China-India Fund	2.00	2.75
Jackson Perspective Emerging Asia ex-Japan Fund	2.00	2.75
Jackson Perspective Japan Fund	1.65	2.40
Jackson Perspective Asian Pacific Real Estate Fund	1.80	2.55

12b-1 Fees - The Funds have adopted a Distribution Plan under the provisions of Rule 12b-1 of the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A and Class C shares. Jackson National Life Distributors LLC ("JNLD") is the principal underwriter of the Funds, with responsibility for promoting sales of Fund shares. JNLD is a wholly-owned subsidiary of Jackson and an affiliate of JNAM. For Class A shares, the annual 12b-1 fees are 0.25%. For Class C shares, the annual 12b-1 fees are 1.00%. Institutional Class shares of JNL Money Market Fund have no 12b-1 fees. The Funds are not presently offered to retail investors and do not accrue for 12b-1 fees.

Directed Brokerage Commissions - The sub-advisers may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker-dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as Brokerage commissions recaptured in the Statements of Operations.

Initial Sales Charge and Contingent Deferred Sales Charges - Investments in the Funds’ Class A shares, except for Jackson Perspective Asia Pacific ex-Japan Bond Fund, are subject to a maximum initial sales charge (front-end sales load) of 5.75%. Jackson Perspective Asia Pacific ex-Japan Bond Fund is subject to a maximum initial sales charge of 3.75%. Certain investments in Class A and Class C shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) upon redemption, depending on the length of time shares are held. The amount of CDSC is based on the lesser of the purchase price or redemption price. For Class A share purchases greater than $1,000,000 without a front-end sales charge, a 1.00% CDSC will be applied upon redemption to those shares that were held for less than one year. For Class C shares, a 1.00% CDSC is applied upon redemption to those shares that were held for less than one year. Class A and Class C shares are not presently offered to retail investors. No sales charges or CDSC were retained during the period ended October 31, 2008.

Deferred Compensation Plan - The Funds have adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested in shares of one or more of the Funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the Funds selected by participating Trustees. Liabilities related to deferred balances are included in Trustee fees payable in the Statements of Assets and Liabilities. Expenses associated with deferred balances are included in Trustee fees set forth in the Statements of Operations.

Investments in Affiliates - During the period ended October 31, 2008, certain Funds invested in money market funds for temporary purposes, which are advised by JNAM or affiliates. The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities and the associated income is disclosed separately in the Statements of Operations.

NOTE 4. FEDERAL INCOME TAX MATTERS

The following information is presented on an income tax basis. The primary differences in the amounts reported for financial statement and tax purposes are attributable to timing differences in recognizing realized and unrealized foreign currency gains and losses and timing differences in recognizing gains and losses in investment transactions related to futures contracts, passive foreign investment companies (PFICs) and wash sales.

As of October 31, 2008, the cost of investments, the components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains are as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gains
Jackson Perspective Core Equity Fund	$4,506,027	$34,230	$(1,504,967)	$(1,470,737)	$52,149	$-
Jackson Perspective Large Cap Value Fund	4,204,174	27,057	(1,550,095)	(1,523,038)	60,421	-
Jackson Perspective Mid Cap Value Fund	4,460,325	63,341	(1,672,574)	(1,609,233)	34,718	-
Jackson Perspective Small Cap Value Fund	4,619,887	87,745	(1,505,217)	(1,417,472)	20,267	-
Jackson Perspective Asia Pacific ex-Japan Bond Fund	18,325,866	61,047	(2,669,338)	(2,608,291)	-	-
Jackson Perspective Asia ex-Japan Fund	4,772,460	3,590	(2,517,096)	(2,513,506)	16,648	-
Jackson Perspective Asia ex-Japan Infrastructure Fund	4,653,866	779	(2,045,025)	(2,044,246)	66,719	-
Jackson Perspective China-India Fund	3,750,988	17,528	(1,495,950)	(1,478,422)	-	-
Jackson Perspective Emerging Asia ex-Japan Fund	4,660,574	594	(2,735,477)	(2,734,883)	7,364	-
Jackson Perspective Japan Fund	11,669,780	45,887	(3,039,127)	(2,993,240)	73,714	-
Jackson Perspective Asian Pacific Real Estate Fund	4,824,057	12,687	(2,514,712)	(2,502,025)	133,489	-
JNL Money Market Fund	505,068,774	-	-	-	155,257	-

*Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The JNL Money Market Fund paid distributions of $17,610,243 and $18,284,536 from ordinary income for the tax years ended October 31, 2008 and October 31, 2007, respectively.

At October 31, 2008, the following Funds had unused capital loss carryovers for U.S. Federal income tax purposes, which may be used to offset future realized net capital gains. It is the intent of the Board to not distribute any realized capital gains until the capital loss carryovers have been offset or have expired.

	Amount	Year(s) of Expiration
Jackson Perspective Core Equity Fund	$562,431	2016
Jackson Perspective Large Cap Value Fund	876,423	2016
Jackson Perspective Mid Cap Value Fund	592,480	2016
Jackson Perspective Small Cap Value Fund	416,678	2016
Jackson Perspective Asia Pacific ex-Japan Bond Fund	84,767	2016
Jackson Perspective Asia ex-Japan Fund	230,211	2016
Jackson Perspective Asia ex-Japan Infrastructure Fund	191,639	2016
Jackson Perspective China-India Fund	1,185,284	2016
Jackson Perspective Emerging Asia ex-Japan Fund	323,301	2016
Jackson Perspective Japan Fund	206,407	2016
Jackson Perspective Asian Pacific Real Estate Fund	316,489	2016

To the extent there are differences between the amounts recognized for book-basis and federal tax-basis that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment as indicated below; temporary differences do not require reclassification. Permanent differences include but are not limited to: expired capital loss carry forwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, accounting treatment of notional principal contracts, and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
Jackson Perspective Asia Pacific ex-Japan Bond Fund	$(384,149)	$823,589	$(439,440)
Jackson Perspective Asia ex-Japan Fund	(15,954)	15,954	-
Jackson Perspective Asia ex-Japan Infrastructure Fund	(5,646)	5,646	-
Jackson Perspective China-India Fund	(15,564)	17,886	(2,322)
Jackson Perspective Emerging Asia ex-Japan Fund	(15,110)	15,110	-
Jackson Perspective Japan Fund	(20,846)	20,846	-
Jackson Perspective Asian Pacific Real Estate Fund	(19,196)	19,196	-
JNL Money Market Fund	24,562	(24,562)	-

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns for the prior three fiscal years that remain subject to examination by the Internal Revenue Service. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, noted no material impact on the Funds’ financial statements during the period ended October 31, 2008.

NOTE 5. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. Management does not believe its adoption will impact the financial statement amounts, however, additional disclosures will be required for future periods about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.

In March 2008, the FASB released SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value and gains and losses on derivative instruments, and disclosures about credit risk related contingent features in derivative agreements. The application of SFAS No. 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the financial statements has not yet been determined.

In September 2008, the FASB issued a FASB staff position (“FSP”), which amended FASB Statement No. 133 and FASB Interpretation No. 45. The FSP requires sellers of credit derivatives to disclose information to enable users of financial statements to assess their potential effect on its financial position, performance, and cash flows. Credit derivatives generally are contracts in which the underlying is related to the credit risk of a specified entity, group of entities, or an index. For each statement of financial position, the seller of a credit derivative shall disclose the nature and approximate terms, reason for entering into the credit derivative, events that would require the seller to perform under the credit derivative, status of the payment/performance risk, maximum potential amount of future payments, fair value, and nature of any recourse provisions or collateral available for recovery. Management does not believe its adoption will impact the financial statement amounts, however, additional disclosures will be required for future periods.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Investors Series Trust:

We have audited the accompanying statements of assets and liabilities of the Jackson Perspective Core Equity Fund, the Jackson Perspective Large Cap Value Fund, the Jackson Perspective Mid Cap Value Fund, the Jackson Perspective Small Cap Value Fund, the Jackson Perspective Asia Pacific ex-Japan Bond Fund, the Jackson Perspective Asia ex-Japan Fund, the Jackson Perspective Asia ex-Japan Infrastructure Fund, the Jackson Perspective China-India Fund, the Jackson Perspective Emerging Asia ex-Japan Fund, the Jackson Perspective Japan Fund, the Jackson Perspective Asian Pacific Real Estate Fund, and the JNL Money Market Fund (the “Funds”) (series of JNL Investors Series Trust), including the schedules of investments, as of October 31, 2008 and the related statements of operations for the year or period then ended and the statements of changes in net assets and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2008, and the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

December 19, 2008

Disclosure of Fund Expenses (Unaudited)

Shareholders normally incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees and other daily operating expenses. The 12b-1 fees are not reflected in the table below because these Funds are not currently offered to retail investors and do not charge 12b-1 fees. Operating expenses such as these are deducted from the Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. The information in this section can be used to compare each Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return

	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	4/30/2008	10/31/2008	Ratios	Period	4/30/2008	10/31/2008	Ratios	Period

Jackson Perspective Core Equity Fund
Class A	$ 1,000.00	$644.60	1.26%	$ 5.21	$ 1,000.00	$1,012.54	1.26%	$ 6.37
Class C	1,000.00	644.60	1.26	5.21	1,000.00	1,012.54	1.26	6.37
Jackson Perspective Large Cap Value Fund
Class A	1,000.00	564.80	1.27	5.00	1,000.00	1,012.44	1.27	6.42
Class C	1,000.00	564.80	1.27	5.00	1,000.00	1,012.44	1.27	6.42
Jackson Perspective Mid Cap Value Fund
Class A	1,000.00	587.00	1.32	5.27	1,000.00	1,011.94	1.32	6.68
Class C	1,000.00	587.00	1.32	5.27	1,000.00	1,011.94	1.32	6.68
Jackson Perspective Small Cap Value Fund
Class A	1,000.00	657.40	1.35	5.62	1,000.00	1,011.64	1.35	6.83
Class C	1,000.00	657.40	1.35	5.62	1,000.00	1,011.64	1.35	6.83
Jackson Perspective Asia Pacific ex-Japan Bond Fund
Class A	1,000.00	847.50	1.05	4.88	1,000.00	1,014.64	1.05	5.32
Class C	1,000.00	846.50	1.05	4.87	1,000.00	1,014.64	1.05	5.32
Jackson Perspective Asia ex-Japan Fund
Class A	1,000.00	461.90	1.56	5.73	1,000.00	1,009.54	1.56	7.88
Class C	1,000.00	462.90	1.56	5.74	1,000.00	1,009.54	1.56	7.88
Jackson Perspective Asia ex-Japan Infrastructure Fund
Class A	1,000.00	596.40	1.50	6.02	1,000.00	1,010.14	1.50	7.58
Class C	1,000.00	596.40	1.50	6.02	1,000.00	1,010.14	1.50	7.58
Jackson Perspective China-India Fund
Class A	1,000.00	539.30	1.67	6.46	1,000.00	1,008.44	1.67	8.43
Class C	1,000.00	539.30	1.67	6.46	1,000.00	1,008.44	1.67	8.43

Jackson Perspective Emerging Asia ex-Japan Fund
Class A	1,000.00	451.90	1.31	4.78	1,000.00	1,012.04	1.31	6.63
Class C	1,000.00	451.90	1.31	4.78	1,000.00	1,012.04	1.31	6.63
Jackson Perspective Japan Fund
Class A	1,000.00	683.90	1.28	5.42	1,000.00	1,012.34	1.28	6.47
Class C	1,000.00	683.90	1.28	5.42	1,000.00	1,012.34	1.28	6.47
Jackson Perspective Asian Pacific Real Estate Fund
Class A	1,000.00	487.90	1.54	5.76	1,000.00	1,009.74	1.54	7.78
Class C	1,000.00	487.90	1.54	5.76	1,000.00	1,009.74	1.54	7.78
JNL Money Market Fund
Class A	1,000.00	1,011.70	0.20	1.01	1,000.00	1,023.14	0.20	1.02

Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period). Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent 6-month period, then divided by the number of days in the most recent 12-month period.

Other Information (Unaudited)

Quarterly Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commissions (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the Fund toll-free at 866-255-1935.

Proxy Voting Guidelines and Availability of Proxy Voting Record

JNAM, the Funds’ adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available without charge, (1) upon request by calling 1-800-392-2909; (2) on the website of Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York at www.jackson.com; and (3) on the SEC's website at www.sec.gov.

TRUSTEES AND OFFICERS THE TRUST

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Interested Trustee
Mark D. Nerud (42) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present) President and Chief Executive Officer (12/06 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to 11/03) (1/07 to present); Vice President (8/97 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Disinterested Trustees
Michael Bouchard (52) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (1/99 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

William J. Crowley, Jr. (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Partner (Baltimore Office) – Arthur Andersen LLP (2001 to 2002); Board Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Director of Foundation Coal Holdings, Inc.; Director of Bio Veris Corporation (from 5/04 until 6/07 when the company was acquired); Director of Provident Bankshares Corporation

Dominic D’Annunzio (70) 1 Corporate Way Lansing, MI 48951	Chairman of the Board [2] (2/04 to present) Trustee [2] (2/02 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Michelle Engler (50) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE::
Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
James Henry, Ph.D. (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Richard McLellan (66) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/94 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Dykema Gossett PLLC (Law Firm)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)

William R. Rybak (57) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	115
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (53) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	115

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

[1] Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Jackson National Asset Management, LLC.

[2] The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Officers
Kelly L. Crosser (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Steven J. Fredricks (38) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/05 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance Company (2/02 to 1/05)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Danielle A. Hernandez (28) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (12/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Compliance Analyst of the Adviser (08/06 to present); Administrative Assistant of the Adviser (12/05 to 08/06); Executive Assistant at the U.S. House of Representatives, Washington, D.C. (2002 to 2005)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

J. Kevin Kenely (54) 1 Corporate Way Lansing, MI 48951	Vice President (2/08 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (2/08 to present); Assistant Vice President – Fund Accounting of the Adviser (2/08 to present); Director of Jackson National Life Insurance Company (12/07 to present); Director and Chief Accounting Officer of CTC Holdings, LLC (2006 to 8/07); Director of Spectrum Global Fund Administration LLC (2005 to 2006); Investments Controller of Grantham, Mayo, Van Otterloo & Co. LLC (1999 to 2004)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Daniel W. Koors (38) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/06 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President and Chief Financial Officer of the Adviser (1/07 to present); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006); Senior Manager of Deloitte & Touche LLP (2000 to 2003)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Officers
Michael Piszczek (51) 1 Corporate Way Lansing, MI 48951	Vice President (11/07 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of other Investment Companies advised by the Adviser (11/07 to present); Assistant Vice President – Tax of the Adviser (11/07 to present); Assistant Vice President – Nuveen Investments (4/99 to 8/07); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/99 to 8/07)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Susan S. Rhee (36) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/04 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Legal Officer (7/04 to present) and Secretary (11/00 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/04 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

The Trustees and officers that are interested persons of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or officers. The following persons, who are disinterested Trustees of the Trust and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the six-month period ended April 30, 2008.

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Michael Bouchard	$2,121	$0	$0	$117,500 [4]
William J. Crowley, Jr.	$2,121	$0	$0	$117,500 [5]
Dominic D’Annunzio [3]	$2,663	$0	$0	$147,500 [6]
Michelle Engler	$2,121	$0	$0	$117,500
James Henry	$2,121	$0	$0	$117,500
Richard McLellan	$2,252	$0	$0	$124,750
William R. Rybak	$2,121	$0	$0	$117,500
Patricia Woodworth	$2,324	$0	$0	$128,750 [7]
Steven J. Fredricks [2]	$4,206	$0	$0	$232,993

1 The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees is $444,000.

2 Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

3 Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

4 Amount includes $1,650 deferred by Mr. Bouchard.

5 Amount includes $30,300 deferred by Mr. Crowley.

6 Amount includes $34,500 deferred by Mr. D’Annunzio.

7 Amount includes $28,875 deferred by Ms. Woodworth.

You can obtain a copy of the current prospectus, SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061 or writing the Jackson Funds, c/o PFPC Inc., P.O. Box 9691, Providence, RI 02940.

JNL INVESTORS SERIES TRUST

(“Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Funds (“Board”) oversees the management of each Fund and, as required by law, determines annually whether to approve the Funds’ advisory agreement with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-advisory agreement(s).

At a meeting on June 12-13, 2008, the Board, including all of the Independent Trustees, considered information relating to the Agreement and the sub-advisory agreements between JNAM and each Fund’s Sub-Adviser(s) (“June Sub-Advisory Agreements”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreement and the June Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the June Sub-Advisory Agreements through June 30, 2009.

At a meeting on August 13-14, 2008, the Board, including all of the Independent Trustees, considered information relating to the Agreement, the amendment to the sub-advisory agreement between JNAM and PPM America, Inc. (“PPM Sub-Advisory Agreement”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreement and the PPM Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the PPM Sub-Advisory Agreement through June 30, 2009.

Please note all references below to “Sub-Advisory Agreements” shall include the June Sub-Advisory Agreements and PPM Sub-Advisory Agreement.

In reviewing the Agreement and the Sub-Advisory Agreements and considering the information, the Board was advised by outside legal counsel to the Funds, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) its profitability, including an analysis of the cost of providing services and comparative expense information, (4) whether economies of scale may be realized as each Fund grows and whether the fee structure reflects the economies of scale for each Fund’s investors, and (5) other benefits that may accrue to JNAM and the Sub-Advisers through their relationships with the Funds. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreement is fair and reasonable and in the best interests of the shareholders of each Fund and that each Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also considered that JNAM would monitor the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new Sub-Advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser. The Board considered JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendation, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management who are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s CCO.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by the Sub-Adviser(s) under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds selected by an independent data service (the “peer group”) and how the Fund performed versus its primary benchmark (“benchmark”) index. For certain Funds, the Board considered the relevant custom benchmark or relevant blended benchmark. This consideration was based on JNAM’s assertion that the custom or blended benchmark may, in many circumstances, be a more meaningful source of comparative information than a broad-based benchmark index for certain Fund’s with a specific investment focus. A custom benchmark may not be available for certain periods presented, in which case the Fund was compared to its primary benchmark. References in this section to “Agreements” are references to the Agreement and Sub-Advisory Agreement of the Fund in question. The performance periods considered by the Board ended on December 31, 2007 (unless otherwise noted). When available, the Board considered one-, five- and ten-year performance.

June 12-13, 2008 Board Meeting:

With respect to the proposed new Funds, the Board could not consider historical information, since the Funds had not previously been in existence. The Board did consider certain hypothetical information presented by JNAM based either on similar funds or certain attribution models.

Existing Funds:

Jackson Perspective 5 Fund and Jackson Perspective Index 5 Fund. Noting that each Fund commenced operations in December 2006, the Board considered that each Fund underperformed the peer group and its custom benchmark for the one-year period. The Board noted, however, that it was prudent to allow more time for each Fund to develop a longer track record.

Jackson Perspective 10 x 10 Fund. Noting that the Fund commenced operations in December 2006, the Board considered that the Fund underperformed the peer group and its benchmark for the one-year period. The Board noted, however, that it was prudent to allow more time for the Fund to develop a longer track record. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Jackson Perspective Optimized 5 Fund. Noting that the Fund commenced operations in December 2006, the Board considered that the Fund outperformed the peer group and underperformed its custom benchmark for the one-year period. The Board noted, however, that it was prudent to allow more time for the Fund to develop a longer track record. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Jackson Perspective Money Market Fund. Noting that the Fund commenced operations in December 2006, the Board considered that the Fund slightly underperformed the peer group and underperformed its benchmark for the one-year period. The Board noted, however, that it was prudent to allow more time for the Fund to develop a longer track record. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Money Market Fund. The Board considered that the Fund outperformed the peer group and its benchmark for the one-year period and since inception. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Jackson Perspective VIP Fund and Jackson Perspective S&P 4 Fund. The Board did not consider comparative investment information for any of these Funds because the Funds did not have a full year of performance for the period considered by the Board.

New Funds:

Jackson Perspective Global Basics Fund (period ending March 31, 2008). The Board considered that M&G’s performance for a similarly managed strategy significantly outperformed its benchmark for the one-, three- and five-year periods. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Jackson Perspective Global Leaders Fund (period ending March 31, 2008). The Board considered that M&G’s performance for a similarly managed strategy outperformed its benchmark for the three- and five-year periods and underperformed its benchmark for the one-year period. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Jackson Perspective European 30 Fund. The Board could not consider historical information, since the Fund had not previously been in existence. The Board did consider hypothetical performance presented by JNAM based on the back testing of the stock selection criteria. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Jackson Perspective Pacific Rim 30 Fund. The Board could not consider historical information, since the Fund had not previously been in existence. The Board did consider hypothetical performance presented by JNAM based on the back testing of the stock selection criteria. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Jackson Perspective Pan European Fund (as of March 31, 2008). The Board considered that M&G’s performance for a similarly managed strategy outperformed its benchmark for the five-year period and underperformed its benchmark for the one- and three-year periods. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

August 13-14, 2008 Board Meeting:

With respect to the proposed new Fund, the Board could not consider historical information, since the Fund had not previously been in existence. The Board did consider certain hypothetical information presented by JNAM based either on similar funds or certain attribution models.

New Fund:

Jackson Perspective Total Return Fund (as of June 30, 2008). The Board considered that PPM’s performance for a similarly managed strategy underperformed for the one-year period outperformed its benchmark for the three- and five-year periods. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s proposed advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s proposed sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. With respect to each Fund noted below, the Board concluded that the advisory and sub-advisory fees are reasonable and in the best interest of each Fund and its shareholders in light of the services to be provided. In reaching this determination, the Board also considered the effect of advisory fees on the total expenses of each Fund.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

June 12-13, 2008 Board Meeting:

The Board also noted that the data service did not have a comparable group of funds against which to review the advisory and sub-advisory fees. The data service did provide total expenses for a comparable group of funds.

Existing Funds:

Jackson Perspective 5 Fund. The Board considered that the Fund’s advisory fees are effectively waived due to the expense limitation agreement and lower than the peer group average. The Board considered that the Fund’s sub-advisory fees are lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective Index 5 Fund. The Board considered that the Fund’s advisory fees are lower than the peer group average. There are no other funds in the peer group with sub-advisory fees. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective 10 x 10 Fund. The Board considered that the Fund has no advisory or sub-advisory fees. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective Optimized 5 Fund. The Board considered that the Fund’s advisory fees are effectively waived due to an expense limitation agreement and lower than the peer group average. The Board considered that the Fund’s sub-advisory fees are lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective VIP Fund. The Board considered that the Fund’s advisory fees are slightly higher than the peer group average and sub-advisory fees are lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

Jackson Perspective S&P 4 Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s total expense ratio is higher than that of the peer group average. However, the Board also noted that two of the five funds in the peer included expense waivers that significantly reduced the peer group average.

Jackson Perspective Money Market Fund. The Board considered that the Fund’s advisory fees are effectively waived due to an expense limitation agreement and lower than the peer group average. The Board considered that the Fund’s sub-advisory fees are lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

JNL Money Market Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio is lower than that of the peer group average.

New Funds:

Jackson Perspective Global Basics Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average.

Jackson Perspective Global Leaders Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are higher than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average.

Jackson Perspective European 30 Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average.

Jackson Perspective Pacific Rim 30 Fund. The Board considered that the Fund’s advisory fees and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average.

Jackson Perspective Pan European Fund. The Board considered that the Fund’s advisory fees are higher than the peer group average and sub-advisory fees are equal to the peer group average. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average.

August 13-14, 2008 Board Meeting:

The Board also noted that the data service did not have a comparable group of funds against which to review the advisory and sub-advisory fees. The data service did provide total expenses for a comparable group of funds.

New Fund:

Jackson Perspective Total Return Fund. The Board considered that the Fund’s advisory fees are higher than the respective peer group averages and sub-advisory fees are lower than the respective peer group averages. The Board noted that the Fund’s estimated total expense ratio is slightly higher than that of the peer group average. The Board concluded that the advisory fees and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund, contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain sub-advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those sub-advisers would manage. The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, that sub-advisers would not be required to participate in the meetings and that recommendations to hire or fire sub-advisers would not be influenced by a sub-adviser’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to the sub-advisers through their relationship with the Fund(s), the Board noted that each sub-adviser may develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). Further, the Board considered that in the case of Mellon Capital Management Corporation (“Mellon”), affiliates serve as the custodian and the securities lending agent for the Funds of the JNL Series Trust, JNL Variable Fund LLC, and the JNL Investors Series Trust. The Board considered that each service to be provided to the Funds by the Mellon affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was fair, reasonable and in the best interests of each Fund and its shareholders.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William J. Crowley, Jr. as an Audit Committee financial expert serving on its Audit Committee. William J. Crowley, Jr. is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

In accordance with the terms of the Trust’s Amended and Restated Administration Agreement dated December 15, 2006, for the JNL Money Market Fund, JNAM, the Fund’s administrator, is responsible for the payment of all expenses associated with the annual audit and other required services of the independent registered public accounting firm, and all expenses associated with the preparation and filing of the tax returns. All remaining Funds of the Trust are directly responsible for payment of the aforementioned expenses.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended October 31, 2007, and October 31, 2008. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$ 49,000	$ 8,430	$ 11,300	$ 0
2008	$159,000	$ 15,205	$ 37,240	$ 0

The above Audit-Related Fees for 2007 and 2008 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2007 and 2008 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2007	$ 45,000	$ 0	$ 0
2008	$ 49,000	$ 0	$ 0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement of Auditing Standards No. 70 of the adviser and administrator of the registrant.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) None

(f) Not applicable.

(g) As detailed in the table above, the aggregate fees billed for all non-audit fees to the registrant and Adviser entities for the fiscal year ended October 31, 2007, was $64,730. As detailed in the table above, the aggregate fees billed for all non-audit fees to the registrant and Adviser entities for the fiscal year ended October 31, 2008, was $101,445.

(h) For the fiscal years ended October 31, 2007, and October 31, 2008, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Below is a Schedule I – Investments in securities of unaffiliated issuers for the Jackson Perspective Index 5 Fund for which a summary schedule of investments was provided in the Jackson FundsSM October 31, 2008, Annual Report pursuant to §210.12 – 12C of Regulation S-X.

Jackson FundsSM
Schedules of Investments
October 31, 2008

	Shares/Par	Value
Jackson Perspective Index 5 Fund
COMMON STOCKS - 71.1%
CONSUMER DISCRETIONARY - 8.2%
99 Cents Only Stores (b)	641	$7,820
Aaron Rents Inc.	345	8,553
Abercrombie & Fitch Co. - Class A	121	3,504
Accor SA	162	6,303
Adidas AG	259	8,997
Advance Auto Parts Inc.	987	30,794
Aeropostale Inc. (b) (f)	1,273	30,819
AFC Enterprises Inc. (b)	441	2,143
AH Belo Corp. - Class A	351	1,162
Aisin Seiki Co. Ltd. (f)	200	3,539
Amazon.com Inc. (b)	249	14,253
Ambassadors Group Inc.	257	2,683
American Apparel Inc. (b) (f)	905	5,321
American Axle & Manufacturing Holdings Inc.	406	1,458
American Eagle Outfitters Inc.	1,994	22,173
American Greetings Corp.	1,028	12,007
America’s Car-Mart Inc. (b) (f)	427	6,973
Amerigon Inc. (b) (f)	402	1,930
Ameristar Casinos Inc.	254	2,339
AnnTaylor Stores Corp. (b)	655	8,233
Apollo Group Inc. - Class A (b)	114	7,924
Arbitron Inc. (f)	236	7,689
ArvinMeritor Inc.	1,677	9,928
Asbury Automotive Group Inc. (f)	437	1,420
ATC Technology Corp. (b)	293	6,425
AutoZone Inc. (b)	67	8,528
Bally Technologies Inc. (b)	418	9,259
Barnes & Noble Inc. (f)	496	9,364
Bayerische Motoren Werke AG	240	6,086
Beazer Homes USA Inc. (b) (f)	656	2,080
Bebe Stores Inc.	394	3,491
Bed Bath & Beyond Inc. (b)	300	7,731
Belo Corp.	1,756	3,740
Benesse Corp. (f)	200	8,400
Best Buy Co. Inc.	307	8,231
Big 5 Sporting Goods Corp.	273	1,714
Big Lots Inc. (b)	259	6,327
Black & Decker Corp.	98	4,961
Blockbuster Inc. - Class A (b)	1,474	2,240
Blue Nile Inc. (b) (f)	97	2,966
Bluegreen Corp. (b) (f)	757	3,671
Blyth Inc.	376	3,234
Bob Evans Farms Inc.	611	12,758

Borders Group Inc.	1,042	3,532
BorgWarner Inc.	1,126	25,301
Boyd Gaming Corp. (f)	617	4,196
Bridgestone Corp.	600	10,490
Brinker International Inc.	1,134	10,546
British Sky Broadcasting Group Plc	1,242	7,558
Brookfield Homes Corp. (f)	407	3,728
Brown Shoe Co. Inc.	313	3,299
Brunswick Corp. (f)	1,079	3,744
Buckle Inc. (f)	266	6,993
Buffalo Wild Wings Inc. (b) (f)	294	8,314
Build-A-Bear Workshop Inc. (b)	278	1,446
Burberry Group Plc	617	2,746
Cabela’s Inc. - Class A (b) (f)	282	2,242
Cache Inc. (b)	309	1,109
California Pizza Kitchen Inc. (b)	351	3,429
Callaway Golf Co.	1,182	12,364
Capella Education Co. (b)	116	5,498
Career Education Corp. (b)	860	13,597
Carmax Inc. (b) (f)	2,135	22,674
Carnival Corp.	402	10,211
Carnival Plc	219	4,816
Carter’s Inc. (b)	383	8,135
Casio Computer Co. Ltd.	400	2,569
Casual Male Retail Group Inc. (b) (f)	598	1,136
Cato Corp. - Class A	340	5,277
Cavco Industries Inc. (b)	175	5,955
CBRL Group Inc.	527	10,498
CBS Corp. - Class B	685	6,651
CEC Entertainment Inc. (b)	273	7,011
Champion Enterprises Inc. (b) (f)	833	1,558
Charlotte Russe Holding Inc. (b)	368	3,110
Charming Shoppes Inc. (b) (f)	2,980	3,278
Charter Communications Inc. - Class A (b) (f)	2,706	1,191
Cheesecake Factory Inc. (b)	1,513	13,314
Chico’s FAS Inc. (b)	3,733	12,692
Childrens Place Retail Stores Inc. (b) (f)	351	11,734
Chipotle Mexican Grill Inc. - Class A (b) (f)	340	17,255
Christian Dior SA	27	1,636
Christopher & Banks Corp.	418	2,182
Churchill Downs Inc. (f)	183	6,950
Cinemark Holdings Inc.	493	4,087
Circuit City Stores Inc. (f)	2,279	593
Citadel Broadcasting Corp. (b) (f)	1,323	370
CKE Restaurants Inc.	489	4,152
CKX Inc. (b)	665	2,953
Coach Inc. (b)	292	6,015
Coinstar Inc. (b)	255	6,117
Coldwater Creek Inc. (b)	2,280	8,185
Collective Brands Inc. (b)	1,057	13,519

Columbia Sportswear Co.	140	5,162
Comcast Corp. - Class A	2,753	43,387
Compagnie Financiere Richemont SA	442	9,292
Compagnie Generale des Etablissements Michelin	134	6,897
Compass Group Plc	1,753	8,152
Cooper Tire & Rubber Co. (f)	500	3,815
Continental AG (b)	70	5,005
Continental AG (b)	70	4,996
Corinthian Colleges Inc. (b) (f)	1,404	20,049
Crocs Inc. (b) (f)	1,128	2,831
Crown Ltd.	791	3,540
CSS Industries Inc.	244	5,417
Daimler AG	787	26,679
Dana Holding Corp. (b)	1,017	1,932
Darden Restaurants Inc.	194	4,301
Deckers Outdoor Corp. (b) (f)	130	11,032
Denny’s Corp. (b)	1,656	2,964
Denso Corp. (f)	400	7,796
Dentsu Inc. (f)	3	4,923
DeVry Inc.	693	39,286
Dick’s Sporting Goods Inc. (b)	886	13,574
Dillard’s Inc. - Class A (f)	1,016	5,415
DineEquity Inc. (f)	177	3,191
DirecTV Group Inc. (b) (f)	613	13,419
Dollar Tree Inc. (b)	909	34,560
Domino’s Pizza Inc. (b) (f)	526	3,130
Dorman Products Inc. (b)	673	7,571
DR Horton Inc.	343	2,531
DreamWorks Animation SKG Inc. (b)	958	26,920
Dress Barn Inc. (b) (f)	334	3,193
Drew Industries Inc. (b) (f)	319	3,860
Drugstore.com Inc. (b)	3,126	5,564
Eastman Kodak Co.	245	2,249
Electrolux AB - Class B	390	3,590
Entercom Communications Corp. (f)	400	268
Enterprise Inns Plc	489	770
Entravision Communications Corp. (b)	664	1,255
Esprit Holdings Ltd.	1,000	5,682
Ethan Allen Interiors Inc. (f)	269	4,812
Exide Technologies (b) (f)	912	4,332
Expedia Inc. (b)	320	3,043
Fairfax Media Ltd. (f)	2,475	3,173
Family Dollar Stores Inc.	266	7,158
Fast Retailing Co. Ltd.	100	10,661
Fiat SpA	410	3,253
Finish Line - Class A	686	6,565
Fleetwood Enterprises Inc. (b) (f)	986	444
Foot Locker Inc.	1,401	20,483
Ford Motor Co. (b) (f)	1,615	3,537
Fortune Brands Inc.	192	7,323

Fossil Inc. (b)	352	6,389
Fred’s Inc.	518	6,346
Fuel Systems Solutions Inc. (b)	180	5,121
Fuqi International Inc. (b)	637	5,039
Furniture Brands International Inc.	1,137	6,470
Gaiam Inc. (b)	288	2,362
GameStop Corp. - Class A (b)	210	5,752
Gannett Co. Inc. (f)	195	2,145
Gap Inc.	435	5,629
Gaylord Entertainment Co. (b)	324	6,937
General Motors Corp. (f)	441	2,549
Genesco Inc. (b) (f)	190	4,714
Gentex Corp. (f)	1,483	14,222
Genuine Parts Co.	164	6,453
Goodyear Tire & Rubber Co. (b)	190	1,695
Group 1 Automotive Inc. (f)	184	1,849
Guess? Inc.	531	11,560
Gymboree Corp. (b)	230	5,948
H&R Block Inc.	381	7,513
HanesBrands Inc. (b) (f)	897	15,671
Harley-Davidson Inc.	217	5,312
Harman International Industries Inc.	78	1,433
Harte-Hanks Inc.	1,749	12,278
Harvey Norman Holdings Ltd.	2,604	4,495
Hasbro Inc.	226	6,570
Haseko Corp.	2,000	1,810
Hayes Lemmerz International Inc. (b)	1,135	1,510
Helen of Troy Ltd. (b)	220	3,958
Hennes & Mauritz AB - Class B (f)	462	16,567
Hermes International SA (f)	85	10,971
Hibbett Sports Inc. (b) (f)	266	4,737
Home Depot Inc.	1,602	37,791
Home Retail Group Plc	972	3,098
Honda Motor Co. Ltd.	1,300	32,325
HOT Topic Inc. (b)	1,146	7,426
Hovnanian Enterprises Inc. - Class A (b) (f)	676	2,900
Iconix Brand Group Inc. (b) (f)	402	4,378
Idearc Inc. (f)	3,077	1,169
Inchcape Plc	788	1,005
Inditex SA	159	5,375
Interactive Data Corp.	738	17,402
InterContinental Hotels Group Plc	276	2,343
International Game Technology	264	3,696
International Speedway Corp. - Class A	408	12,807
Interpublic Group of Cos. Inc. (b)	606	3,145
Isle of Capri Casinos Inc. (b) (f)	293	1,491
Isuzu Motors Ltd.	1,000	1,757
ITT Educational Services Inc. (b)	386	33,833
J Crew Group Inc. (b) (f)	929	18,812
J.C. Penney Co. Inc.	169	4,042

Jack in the Box Inc. (b)	500	10,050
Jackson Hewitt Tax Service Inc.	238	3,280
Jakks Pacific Inc. (b)	204	4,563
Jo-Ann Stores Inc. (b)	317	6,074
John Wiley & Sons Inc.	578	20,103
Johnson Controls Inc.	630	11,170
JoS. A. Bank Clothiers Inc. (b) (f)	131	3,337
Journal Communications Inc. - Class A	873	2,183
Kingfisher Plc	2,409	4,446
Knology Inc. (b)	472	2,284
Kohl’s Corp. (b)	240	8,431
K-Swiss Inc. - Class A	241	3,646
Lagardere SCA	239	9,503
Lamar Advertising Co. (b) (f)	837	12,697
Landry’s Restaurants Inc. (f)	259	3,250
Lear Corp. (b) (f)	1,357	2,728
Lee Enterprises Inc. (f)	1,147	2,868
Leggett & Platt Inc.	326	5,659
Li & Fung Ltd.	4,000	8,028
Life Time Fitness Inc. (b) (f)	596	11,348
Limited Brands Inc.	271	3,247
Live Nation Inc. (b)	517	5,816
Liz Claiborne Inc.	179	1,459
Lowe’s Cos. Inc.	1,222	26,517
Luby’s Inc. (b)	1,075	5,203
Lululemon Athletica Inc. (b) (f)	142	2,012
Lumber Liquidators Inc. (b)	460	3,832
Luxottica Group SpA	179	3,617
LVMH Moet Hennessy Louis Vuitton SA (f)	234	15,571
M/I Homes Inc. (f)	442	6,016
Macy’s Inc.	401	4,928
Marcus Corp.	331	4,644
Marks & Spencer Group Plc	1,204	4,268
Marriott International Inc. - Class A	301	6,282
Martha Stewart Living Omnimedia Inc. (b) (f)	356	1,862
Marvel Entertainment Inc. (b) (f)	1,019	32,802
Mattel Inc.	372	5,587
Matthews International Corp. - Class A	575	25,662
McClatchy Co. - Class A (f)	1,675	5,142
McDonald’s Corp.	962	55,729
McGraw-Hill Cos. Inc.	339	9,099
MDC Holdings Inc.	304	10,224
Media General Inc. (f)	397	3,029
Mediaset SpA	1,301	7,068
Men’s Wearhouse Inc.	347	5,306
Meritage Homes Corp. (b) (f)	342	4,696
Midas Inc. (b) (f)	339	4,417
Mitsubishi Motors Corp. (b) (f)	2,000	2,765
Modine Manufacturing Co.	490	3,626
Mohawk Industries Inc. (b) (f)	583	28,206

Monro Muffler Inc.	390	8,397
Movado Group Inc.	270	4,107
National CineMedia Inc.	344	2,786
National Presto Industries Inc. (f)	137	9,076
NetFlix Inc. (b) (f)	874	21,640
New York Times Co. - Class A (f)	455	4,550
Newell Rubbermaid Inc.	269	3,699
News Corp. - Class A	1,831	19,482
Next Plc	195	3,314
Nike Inc. - Class B	307	17,692
Nissan Motor Co. Ltd. (f)	1,800	8,940
Nordstrom Inc. (f)	187	3,383
NutriSystem Inc.	487	6,891
NVR Inc. (b)	58	28,432
O’Charley’s Inc. (f)	367	2,753
Office Depot Inc. (b)	240	864
Omnicom Group Inc.	266	7,858
OPAP SA	195	4,258
Orbitz Worldwide Inc. (b)	398	1,341
O’Reilly Automotive Inc. (b)	2,005	54,356
Outdoor Channel Holdings Inc. (b)	846	6,768
Oxford Industries Inc.	276	3,718
Pacific Sunwear of California Inc. (b)	1,196	4,090
PagesJaunes Groupe SA	412	3,906
Panasonic Corp.	2,000	32,207
Papa John’s International Inc. (b) (f)	216	4,873
Pearson Plc	659	6,564
PEP Boys-Manny Moe & Jack	448	2,159
Persimmon Plc	261	1,264
PetMed Express Inc. (b)	584	10,313
PetSmart Inc.	1,540	30,323
Peugeot SA (f)	129	3,442
PF Chang’s China Bistro Inc. (b)	258	5,279
Phillips-Van Heusen Corp.	674	16,520
Pier 1 Imports Inc. (b)	835	1,152
Pinnacle Entertainment Inc. (b) (f)	683	3,825
Polaris Industries Inc.	322	10,842
Polo Ralph Lauren Corp.	102	4,811
Pool Corp.	639	11,125
PPR SA (f)	57	3,633
Pre-Paid Legal Services Inc. (b)	103	4,066
Priceline.com Inc. (b)	382	20,105
PRIMEDIA Inc. (f)	781	976
Publicis Groupe (f)	173	3,910
Puma AG Rudolf Dassler Sport	20	3,332
Quicksilver Inc. (b)	956	2,476
R.H. Donnelley Corp. (b) (f)	2,141	1,820
RC2 Corp. (b)	177	2,248
Red Robin Gourmet Burgers Inc. (b)	168	2,552
Reed Elsevier NV	505	6,750

Reed Elsevier Plc	1,577	13,850
Regis Corp.	777	9,611
Renault SA	158	4,842
Rent-A-Center Inc. (b)	1,468	21,433
Ross Stores Inc.	1,465	47,891
Ruby Tuesday Inc. (b) (f)	973	2,345
Ryland Group Inc. (f)	900	16,911
Saks Inc. (b) (f)	1,210	7,260
Sally Beauty Holdings Inc. (b) (f)	680	3,454
Sankyo Co. Ltd.	100	4,449
Sanoma Oyj	277	4,239
Scholastic Corp.	533	9,898
Scientific Games Corp. - Class A (b)	810	14,580
Sears Holdings Corp. (b) (f)	61	3,522
Sekisui House Ltd. (f)	1,000	10,028
Service Corp. International	3,184	21,970
SES SA	169	3,040
Shangri-La Asia Ltd.	4,000	5,663
Sharp Corp.	1,000	7,137
Sherwin-Williams Co.	123	7,000
Shimano Inc. (f)	300	8,582
Shuffle Master Inc. (b)	669	2,582
Sinclair Broadcast Group Inc. - Class A	461	1,489
Six Flags Inc. (b) (f)	1,489	506
Skechers U.S.A. Inc. - Class A (b)	233	3,164
Skyline Corp.	194	4,194
Smith & Wesson Holding Corp. (b)	215	495
Societe Television Francaise 1 (f)	210	2,692
Sonic Automotive Inc.	252	1,293
Sonic Corp. (b) (f)	565	6,046
Sony Corp.	800	18,960
Sotheby’s Holdings - Class A (f)	1,422	13,239
Spartan Motors Inc.	290	1,331
Stage Stores Inc.	385	2,968
Standard-Pacific Corp. (b) (f)	1,830	5,216
Stanley Works	155	5,075
Staples Inc.	609	11,833
Starbucks Corp. (b)	594	7,799
Starwood Hotels & Resorts Worldwide Inc.	195	4,395
Steak n Shake Co. (b) (f)	531	2,735
Steiner Leisure Ltd. (b)	124	3,212
Steven Madden Ltd. (b)	222	4,835
Stewart Enterprises Inc. - Class A (f)	1,248	6,452
Strayer Education Inc.	167	37,787
Sumitomo Rubber Industries Inc.	600	5,293
Superior Industries International Inc. (f)	536	7,665
Suzuki Motor Corp.	200	2,935
Swatch Group AG - Class B	44	6,866
Syms Corp. (b) (f)	402	4,221
Talbots Inc. (f)	324	3,178

Target Corp.	675	27,081
Tempur-Pedic International Inc.	603	4,709
Tenneco Inc. (b)	330	1,620
Texas Roadhouse Inc. - Class A (b) (f)	865	6,072
thinkorswim Group Inc. (b)	566	4,528
Thomson Reuters Plc	170	2,946
Thor Industries Inc. (f)	325	5,818
Tiffany & Co. (f)	124	3,404
Timberland Co. - Class A (b)	858	10,382
Time Warner Inc.	3,151	31,794
TJX Cos. Inc.	404	10,811
Toll Brothers Inc. (b) (f)	1,427	32,992
Toyota Industries Corp. (f)	300	6,773
Toyota Motor Corp.	2,400	93,722
Tractor Supply Co. (b) (f)	421	17,497
Tuesday Morning Corp. (b) (f)	1,048	2,348
TUI AG	260	3,140
TUI Travel Plc	1,398	4,270
Tupperware Brands Corp.	1,301	32,915
Tween Brands Inc. (b)	245	2,087
Under Armour Inc. - Class A (b) (f)	795	20,670
Unifi Inc. (b)	2,506	12,029
UniFirst Corp.	147	4,797
Universal Electronics Inc. (b)	247	5,219
Universal Technical Institute Inc. (b)	276	4,554
Urban Outfitters Inc. (b)	1,240	26,958
Vail Resorts Inc. (b) (f)	238	7,916
Valassis Communications Inc. (b) (f)	1,210	5,372
VF Corp.	79	4,353
Viacom Inc. - Class B (b)	574	11,606
Visteon Corp. (b)	944	651
Vivendi SA	915	23,917
Volcom Inc. (b) (f)	138	1,784
Volkswagen AG	124	78,909
Volvo AB - Class B	880	4,599
Walt Disney Co.	1,611	41,725
Warnaco Group Inc. (b)	823	24,534
Washington Post Co.	11	4,695
Wendy’s/Arby’s Group Inc	8,354	30,241
Wet Seal Inc. (b)	2,155	6,336
Whirlpool Corp. (f)	69	3,219
Whitbread Plc	332	4,812
William Hill Plc	631	1,940
Williams-Sonoma Inc.	1,047	8,669
Winnebago Industries Inc.	270	1,604
WMS Industries Inc. (b) (f)	336	8,400
Wolters Kluwer NV	340	6,019
Wolverine World Wide Inc.	467	10,975
WPP Group Plc	991	5,928
Wyndham Worldwide Corp.	244	1,997

Yamada Denki Co. Ltd. (f)	100	5,443
Yamaha Motor Co. Ltd. (f)	300	3,317
Yum! Brands Inc.	452	13,113
Zale Corp. (b) (f)	392	6,688
ZON Multimedia - Servicos de Telecomunicacoes e Multimedia SGPS SA	100	507
Zumiez Inc. (b)	175	1,707
		3,452,330
CONSUMER STAPLES - 5.4%
AEON Co. Ltd. (f)	600	5,753
Ajinomoto Co. Inc. (f)	1,000	8,634
Alberto-Culver Co.	937	24,109
Alliance One International Inc. (b)	1,105	3,691
Altria Group Inc.	1,891	36,288
American Oriental Bioengineering Inc. (b) (f)	627	3,831
Andersons Inc. (f)	184	4,900
Anheuser-Busch Cos. Inc.	559	34,675
Archer-Daniels-Midland Co.	603	12,500
Asahi Breweries Ltd.	500	8,253
Avon Products Inc.	297	7,375
Beiersdorf AG	80	4,175
BJ’s Wholesale Club Inc. (b) (f)	576	20,275
Boston Beer Co. Inc. - Class A (b)	217	8,200
British American Tobacco Plc	1,565	42,932
Brown-Forman Corp. - Class B	120	5,448
Cadbury Plc	1,170	10,743
Campbell Soup Co.	192	7,286
Carrefour SA (f)	475	20,066
Casey’s General Stores Inc.	440	13,288
Chattem Inc. (b) (f)	156	11,805
Chiquita Brands International Inc. (b) (f)	488	6,661
Church & Dwight Co. Inc.	705	41,658
Clorox Co.	131	7,966
Coca-Cola Hellenic Bottling Co. SA	136	1,898
Coca-Cola Co.	1,801	79,352
Coca-Cola Enterprises Inc.	289	2,904
Coca-Cola West Holdings Co. Ltd. (f)	300	6,017
Colgate-Palmolive Co.	491	30,815
ConAgra Foods Inc.	389	6,776
Corn Products International Inc.	862	20,964
Costco Wholesale Corp.	376	21,436
CVS Caremark Corp.	1,198	36,719
Darling International Inc. (b)	1,416	10,677
Delhaize Group	70	3,937
Diageo Plc	2,426	37,022
Elizabeth Arden Inc. (b)	409	7,072
Energizer Holdings Inc. (b) (f)	574	28,046
Estee Lauder Cos. Inc.	151	5,442
Flowers Foods Inc.	586	17,375
Foster’s Group Ltd.	2,432	9,297
Fresh Del Monte Produce Inc. (b)	272	5,742

General Mills Inc.	268	18,154
Great Atlantic & Pacific Tea Co. (b) (f)	303	2,506
Green Mountain Coffee Roasters Inc. (b) (f)	242	7,016
Groupe Danone (f)	354	19,711
Hain Celestial Group Inc. (b) (f)	250	5,810
Hansen Natural Corp. (b) (f)	724	18,332
Heineken NV	164	5,532
Hershey Co.	150	5,586
HJ Heinz Co.	267	11,700
Hormel Foods Corp.	666	18,821
Imperial Sugar Co.	85	1,006
Imperial Tobacco Group Plc	976	26,158
InBev NV	118	4,759
Ingles Markets Inc. - Class A	272	5,076
Ito En Ltd. (f)	300	4,778
J Sainsbury Plc	1,210	5,527
J&J Snack Foods Corp.	188	5,896
Japan Tobacco Inc.	3	10,643
JM Smucker Co. (f)	534	23,795
Kao Corp.	1,000	29,242
Kellogg Co.	208	10,487
Kerry Group Plc	312	6,953
Kikkoman Corp.	1,000	10,083
Kimberly-Clark Corp.	341	20,900
Kirin Holdings Co. Ltd.	1,000	11,060
Koninklijke Ahold NV	1,028	11,036
Kraft Foods Inc. - Class A	1,331	38,785
Kroger Co.	607	16,668
Lancaster Colony Corp.	401	12,648
Lance Inc.	388	8,028
L’Oreal SA (f)	239	18,098
Lorillard Inc.	161	10,603
Meiji Dairies Corp. (f)	1,000	4,561
Metro AG	137	4,368
Molson Coors Brewing Co.	158	5,903
Nash Finch Co.	116	4,574
NBTY Inc. (b)	623	14,560
Nestle SA	3,340	129,883
Nisshin Seifun Group Inc.	1,000	10,841
Nissin Food Products Co. Ltd.	200	5,717
Nu Skin Enterprises Inc.	428	5,517
Pantry Inc. (b)	206	4,536
Parmalat SpA	1,722	3,023
Pepsi Bottling Group Inc.	252	5,826
PepsiAmericas Inc.	630	11,926
PepsiCo Inc.	1,426	81,296
Pernod-Ricard SA	132	8,596
Philip Morris International Inc.	1,891	82,202
Pilgrim’s Pride Corp. - Class B (f)	305	332
Prestige Brands Holdings Inc. (b)	534	3,690

Procter & Gamble Co.	2,749	177,420
Ralcorp Holdings Inc. (b)	1,185	80,201
Reckitt Benckiser Group PLC	428	18,104
Reddy Ice Holdings Inc.	302	803
Reynolds American Inc.	119	5,826
Ruddick Corp.	893	25,576
SABMiller Plc	676	10,737
Safeway Inc.	346	7,359
Sanderson Farms Inc. (f)	153	4,777
Sara Lee Corp.	696	7,781
Seven & I Holdings Co. Ltd.	800	22,462
Smart Balance Inc. (b)	794	5,685
Smithfield Foods Inc. (b) (f)	1,139	11,982
Spartan Stores Inc.	157	4,237
SUPERVALU Inc.	180	2,564
Susser Holdings Corp. (b)	569	8,865
Swedish Match AB	250	3,472
SYSCO Corp.	506	13,257
Tesco Plc	6,992	38,310
Tootsie Roll Industries Inc. (f)	568	14,126
TreeHouse Foods Inc. (b)	250	7,565
Tyson Foods Inc.	472	4,125
Unilever NV	1,556	37,499
Unilever Plc	1,090	24,488
United Natural Foods Inc. (b) (f)	316	7,059
Universal Corp. (f)	542	21,458
USANA Health Sciences Inc. (b) (f)	139	5,274
UST Inc.	134	9,057
Vector Group Ltd. (f)	483	8,235
Walgreen Co.	818	20,826
Wal-Mart Stores Inc.	2,118	118,206
WD-40 Co.	220	6,402
Wesfarmers Ltd. - PPS	188	2,715
Wesfarmers Ltd. (f)	804	11,555
Whole Foods Market Inc. (f)	182	1,952
Winn-Dixie Stores Inc. (b)	688	10,334
WM Morrison Supermarkets Plc	1,649	7,021
Woolworths Ltd.	1,105	20,599
		2,262,665
ENERGY - 6.2%
Acergy SA (f)	405	2,739
Aker Kvaerner ASA	310	1,695
Allis-Chalmers Energy Inc. (b) (f)	339	2,292
Alon USA Energy Inc. (f)	150	1,323
American Oil & Gas Inc. (b)	1,475	2,655
Anadarko Petroleum Corp.	360	12,708
Apache Corp.	320	26,346
Arch Coal Inc.	1,446	30,959
Arena Resources Inc. (b)	366	11,156
Atlas America Inc.	289	6,621

ATP Oil & Gas Corp. (b) (f)	197	2,372
Baker Hughes Inc.	236	8,248
Basic Energy Services Inc. (b)	297	4,063
Berry Petroleum Co. - Class A	400	9,320
BG Group Plc	2,956	43,465
Bill Barrett Corp. (b)	731	14,912
BJ Services Co.	270	3,470
Bolt Technology Corp. (b)	276	2,238
BP Plc	16,511	134,589
BPZ Resources Inc. (b) (f)	476	4,712
Brigham Exploration Co. (b) (f)	802	6,288
Bristow Group Inc. (b)	216	5,350
Bronco Drilling Co. Inc. (b) (f)	395	3,049
Cairn Energy Plc (b)	78	2,021
Cal Dive International Inc. (b)	321	2,732
Callon Petroleum Co. (b)	372	3,839
Cameron International Corp. (b)	202	4,901
CARBO Ceramics Inc.	209	9,043
Carrizo Oil & Gas Inc. (b)	269	6,292
Cheniere Energy Inc. (b) (f)	1,289	4,821
Chesapeake Energy Corp. (f)	469	10,304
Chevron Corp.	1,814	135,324
Cie Generale de Geophysique-Veritas (b)	130	2,102
Cimarex Energy Co.	890	36,009
Clayton Williams Energy Inc. (b)	179	8,669
Complete Production Services Inc. (b)	368	4,560
Comstock Resources Inc. (b)	935	46,208
Concho Resources Inc. (b)	531	11,284
ConocoPhillips	1,417	73,712
Consol Energy Inc.	144	4,520
Contango Oil & Gas Co. (b)	188	10,340
Crosstex Energy Inc.	441	4,503
CVR Energy Inc. (b)	250	993
Dawson Geophysical Co. (b)	68	1,668
Delta Petroleum Corp. (b) (f)	646	6,072
Denbury Resources Inc. (b)	2,468	31,368
Devon Energy Corp.	405	32,748
Dril-Quip Inc. (b)	317	7,830
El Paso Corp.	530	5,141
Encore Acquisition Co. (b)	610	19,002
Endeavour International Corp. (b) (f)	2,782	2,087
Energy Partners Ltd. (b)	303	1,309
ENI SpA	2,299	54,873
ENSCO International Inc.	538	20,449
EOG Resources Inc.	197	15,941
Evergreen Energy Inc. (b) (f)	2,690	968
EXCO Resources Inc. (b) (f)	1,446	13,289
Exterran Holdings Inc. (b)	738	16,539
Exxon Mobil Corp.	4,740	351,329
FMC Technologies Inc. (b)	1,322	46,257

Forest Oil Corp. (b)	849	24,799
Frontier Oil Corp.	1,026	13,553
Gasco Energy Inc. (b)	1,599	1,279
General Maritime Corp.	208	3,151
GMX Resources Inc. (b)	210	7,928
Golar LNG Ltd.	298	2,038
Goodrich Petroleum Corp. (b) (f)	208	5,774
Gran Tierra Energy Inc. (b) (f)	871	2,204
Grey Wolf Inc. (b) (f)	2,188	14,047
Gulf Island Fabrication Inc.	211	4,159
Gulfmark Offshore Inc. (b)	209	7,733
Gulfport Energy Corp. (b)	316	2,228
Halliburton Co.	762	15,080
Harvest Natural Resources Inc. (b) (f)	734	6,232
Helix Energy Solutions Group Inc. (b) (f)	828	8,744
Helmerich & Payne Inc.	1,083	37,158
Hess Corp.	279	16,799
Hornbeck Offshore Services Inc. (b)	218	5,188
INPEX Corp.	1	5,805
International Coal Group Inc. (b) (f)	1,723	8,064
ION Geophysical Corp. (b)	1,072	7,032
James River Coal Co. (b)	218	4,190
Knightsbridge Tankers Ltd.	228	4,083
Lufkin Industries Inc.	134	7,011
Marathon Oil Corp.	611	17,780
Matrix Service Co. (b)	176	2,156
McMoRan Exploration Co. (b) (f)	409	5,804
Murphy Oil Corp.	162	8,204
Nabors Industries Ltd. (b)	267	3,839
NATCO Group Inc. (b)	245	5,179
National Oilwell Varco Inc. (b)	367	10,970
Newfield Exploration Co. (b)	1,286	29,552
Newpark Resources Inc. (b)	1,082	6,222
Nippon Mining Holdings Inc. (f)	1,000	3,061
Nippon Oil Corp.	1,000	4,105
Noble Corp.	234	7,537
Noble Energy Inc.	205	10,623
Nordic American Tanker Shipping Ltd. (f)	404	11,979
Occidental Petroleum Corp.	752	41,766
Oceaneering International Inc. (b)	562	15,832
Oilsands Quest Inc. (b) (f)	1,803	2,975
OMV AG	141	4,513
Origin Energy Ltd.	961	10,078
Overseas Shipholding Group Inc.	267	10,034
Paladin Resources Ltd. (b) (f)	1,112	1,704
Parallel Petroleum Corp. (b) (f)	444	1,780
Parker Drilling Co. (b) (f)	955	4,890
Patriot Coal Corp. (b)	630	9,973
Patterson-UTI Energy Inc.	1,707	22,652
Peabody Energy Corp.	207	7,144

Penn Virginia Corp.	415	15,426
Petroleum Development Corp. (b) (f)	181	3,749
Petroleum Geo-Services ASA (b)	332	1,653
PetroQuest Energy Inc. (b) (f)	612	6,089
PHI Inc. (b) (f)	239	5,014
Pioneer Drilling Co. (b) (f)	474	3,669
Pioneer Natural Resources Co.	187	5,204
Plains Exploration & Production Co. (b)	1,299	36,632
Pride International Inc. (b)	1,625	30,534
Quicksilver Resources Inc. (b) (f)	1,270	13,297
Range Resources Corp.	170	7,177
Repsol YPF SA	691	13,140
Rosetta Resources Inc. (b)	418	4,410
Rowan Cos. Inc.	197	3,574
Royal Dutch Shell Plc - Class A	3,019	82,946
Royal Dutch Shell Plc - Class B	2,283	61,896
RPC Inc.	423	4,480
Saipem SpA	175	3,289
Santos Ltd.	546	4,943
Schlumberger Ltd.	1,037	53,561
SeaDrill Ltd. (f)	311	2,994
Ship Finance International Ltd. (f)	472	6,443
Smith International Inc.	377	12,999
Southwestern Energy Co. (b)	426	15,174
Spectra Energy Corp.	500	9,665
StatoilHydro ASA	1,154	23,211
Stone Energy Corp. (b)	234	7,100
Sulphco Inc. (b) (f)	1,653	3,306
Sunoco Inc.	125	3,813
Superior Energy Services Inc. (b)	763	16,267
Superior Well Services Inc. (b) (f)	305	5,109
Swift Energy Co. (b)	326	10,458
Technip SA	92	2,754
Tidewater Inc.	503	21,936
Toreador Resources Corp. (b) (f)	626	4,632
Total SA	1,868	102,765
Transocean Inc. - New Shares (b)	260	21,406
Trico Marine Services Inc. (b) (f)	204	1,835
Tri-Valley Corp. (b)	781	3,710
Tullow Oil Plc	754	6,403
TXCO Resources Inc. (b) (f)	585	3,065
Unit Corp. (b)	509	19,108
Uranium Resources Inc. (b)	657	618
USEC Inc. (b) (f)	1,413	5,836
VAALCO Energy Inc. (b)	1,156	6,127
Valero Energy Corp.	456	9,384
VeraSun Energy Corp. (b) (f)	1,671	801
Warren Resources Inc. (b)	608	3,215
Weatherford International Ltd. (b)	508	8,575
Western Refining Inc. (f)	632	4,215

Westmoreland Coal Co. (b)	323	3,182
Willbros Group Inc. (b)	386	5,979
Williams Cos. Inc.	449	9,416
Woodside Petroleum Ltd.	544	15,371
World Fuel Services Corp.	193	4,136
XTO Energy Inc.	466	16,753
		2,582,692
FINANCIALS - 14.0%
3i Group Plc	425	3,707
Acadia Realty Trust	312	5,638
Advance America Cash Advance Centers Inc.	532	1,426
Advanta Corp. - Class B	641	2,897
Aegon NV	1,246	5,177
Affiliated Managers Group Inc. (b)	405	18,784
AFLAC Inc.	397	17,579
Alexander’s Inc.	19	6,650
Alexandria Real Estate Equities Inc.	374	26,000
Allianz SE	364	26,714
Allied Irish Banks Plc	725	3,862
Allstate Corp.	491	12,957
Alpha Bank AE	320	4,672
AMB Property Corp.	1,052	25,280
AMBAC Financial Group Inc.	3,288	8,812
AMCORE Financial Inc. (f)	246	1,144
American Campus Communities Inc.	274	7,119
American Capital Agency Corp. (f)	356	6,622
American Capital Ltd. (f)	148	2,079
American Equity Investment Life Holding Co.	599	2,707
American Express Co.	986	27,115
American Financial Group Inc.	637	14,479
American International Group Inc.	2,509	4,792
American Physicians Capital Inc.	178	7,282
American Safety Insurance Holdings Ltd. (b)	416	4,306
AmeriCredit Corp. (b) (f)	1,021	5,983
Ameriprise Financial Inc.	202	4,363
AMP Ltd.	1,581	5,751
AmTrust Financial Services Inc.	351	3,447
Anchor BanCorp Wisconsin Inc.	178	1,015
Anglo Irish Bank Corp. Plc	477	1,531
Anthracite Capital Inc. (f)	613	2,660
Anworth Mortgage Asset Corp.	820	4,805
Aon Corp.	266	11,252
Apartment Investment & Management Co.	148	2,165
Apollo Investment Corp. (f)	2,889	38,077
Arbor Realty Trust Inc. (f)	357	1,285
Ares Capital Corp.	1,222	9,605
Argo Group International Holdings Ltd. (b)	376	11,994
Arthur J Gallagher & Co.	967	23,556
Ashford Hospitality Trust Inc. (f)	627	1,016
Aspen Insurance Holdings Ltd.	800	18,368

Assicurazioni Generali SpA	927	23,410
Associated Bancorp	1,325	29,230
Assurant Inc.	148	3,771
Assured Guaranty Ltd. (f)	801	8,995
Astoria Financial Corp.	805	15,311
ASX Ltd.	413	8,293
Australia & New Zealand Banking Group Ltd.	1,859	21,792
AvalonBay Communities Inc.	68	4,829
Aviva Plc	1,978	11,799
AXA Asia Pacific Holdings Ltd.	1,556	4,590
AXA SA	1,318	25,179
Banca Monte dei Paschi di Siena SpA (f)	1,462	2,838
Banca Popolare di Milano SCRL	450	2,634
Banco Bilbao Vizcaya Argentaria SA (f)	3,068	35,608
Banco Comercial Portugues SA	4,687	5,447
Banco de Sabadell SA	554	3,779
Banco Latinoamericano de Exportaciones SA	246	2,615
Banco Popular Espanol SA	816	7,426
Banco Popular SC	658	8,209
Banco Santander SA	5,186	56,087
BancorpSouth Inc.	712	17,280
BancTrust Financial Group Inc. (f)	1,496	18,640
Bank Mutual Corp.	843	9,720
Bank of America Corp.	4,505	108,886
Bank of East Asia Ltd.	1,200	2,421
Bank of Hawaii Corp.	582	29,513
Bank of Ireland Co.	734	2,167
Bank of New York Mellon Corp. (a)	1,020	33,252
Bank of Yokohama Ltd.	1,000	4,850
Banner Corp.	183	2,337
Barclays Plc	6,942	19,900
BB&T Corp. (f)	439	15,738
Berkshire Hills Bancorp Inc.	157	4,087
BioMed Realty Trust Inc.	505	7,095
BNP Paribas	654	47,220
BOC Hong Kong Holdings Ltd.	8,500	9,732
Boston Private Financial Holdings Inc.	342	3,023
Boston Properties Inc.	70	4,962
BRE Properties Inc. - Class A	570	19,842
British Land Co. Plc	293	2,922
Brookline Bancorp Inc.	758	8,869
Brown & Brown Inc.	1,070	21,956
Calamos Asset Management Inc.	291	2,389
Camden National Corp.	246	7,196
Camden Property Trust	691	23,294
Capital One Financial Corp.	318	12,440
Capital Southwest Corp.	91	9,282
Capital Trust Inc. - Class A (f)	156	1,232
CapitaLand Ltd.	1,000	2,004
CapLease Inc. (f)	716	4,833

Capstead Mortgage Corp.	511	5,136
Cardinal Financial Corp.	922	5,753
Cascade Bancorp	251	2,395
Cash America International Inc.	203	7,180
Cathay General Bancorp (f)	905	22,154
Cedar Shopping Centers Inc.	490	4,684
Central Pacific Financial Corp.	258	4,025
Charles Schwab Corp.	812	15,525
Chemical Financial Corp. (f)	234	6,147
Cheung Kong Holdings Ltd.	1,000	9,602
Chimera Investment Corp. (f)	404	1,164
China Bank Ltd.	1,000	4,943
Chubb Corp.	349	18,085
Chuo Mitsui Trust Holding Inc. (f)	1,000	3,945
Cincinnati Financial Corp.	275	7,147
CIT Group Inc. (f)	928	3,842
Citigroup Inc.	4,722	64,455
Citizens Republic Bancorp Inc.	557	1,643
City Holdings Co.	257	10,753
City National Corp.	422	22,590
CME Group Inc. (f)	47	13,261
CNP Assurances SA	70	5,640
Cohen & Steers Inc. (f)	127	2,308
Colonial BancGroup Inc. (f)	4,260	17,296
Colonial Properties Trust	575	6,061
Columbia Banking System Inc.	290	4,617
Comerica Inc.	194	5,352
Commerce Bancshares Inc.	707	33,427
Commerzbank AG	525	5,588
Commonwealth Bank of Australia	1,170	31,983
Community Bank System Inc.	339	8,458
Community Trust Bancorp Inc.	188	6,275
Consolidated-Tomoka Land Co.	108	3,985
Corporate Office Properties Trust SBI MD (f)	412	12,809
Corus Bankshares Inc. (f)	449	988
Cousins Properties Inc. (f)	816	11,816
Credit Agricole SA (f)	642	9,288
Credit Saison Co. Ltd.	200	2,123
Credit Suisse Group AG	906	33,879
Cullen/Frost Bankers Inc.	627	35,093
CVB Financial Corp.	852	10,786
Daiwa Securities Group Inc.	2,000	11,307
Danske Bank A/S	392	5,803
Danvers BanCorp Inc.	541	6,643
DBS Group Holdings Ltd.	2,000	15,267
DCT Industrial Trust Inc.	1,282	6,320
Delphi Financial Group Inc.	349	5,497
Deutsche Bank AG	413	15,428
Deutsche Boerse AG	170	13,295
Deutsche Postbank AG	113	2,275

Developers Diversified Realty Corp.	160	2,107
Dexia SA	651	3,463
Diamond Hill Investment Group Inc.	78	4,960
DiamondRock Hospitality Co.	1,068	5,532
Discover Financial Services	401	4,912
DnB NOR ASA	637	3,692
Dollar Financial Corp. (b)	238	2,768
Doral Financial Corp. (b) (f)	410	3,834
Downey Financial Corp. (f)	172	275
Duke Realty Corp. (f)	1,399	19,740
DuPont Fabros Technology Inc.	502	3,127
East West Bancorp Inc.	1,764	30,605
EastGroup Properties Inc.	169	5,658
Eaton Vance Corp.	1,244	27,368
Education Realty Trust Inc.	528	2,244
EFG Eurobank Ergasias SA	237	2,576
Employer Holdings Inc.	440	5,614
Enstar Group Ltd. (b)	51	3,884
Entertainment Properties Trust	264	9,887
Equity Lifestyle Properties Inc.	162	6,802
Equity One Inc. (f)	659	11,513
Equity Residential	180	6,287
Erste Group Bank AG (f)	208	5,545
Essex Property Trust Inc. (f)	254	24,714
Everest Re Group Ltd.	618	46,165
Extra Space Storage Inc.	883	10,163
EZCORP Inc. - Class A (b) (f)	480	7,603
FBL Financial Group Inc. - Class A	175	3,056
Federal Realty Investors Trust	641	39,274
Federated Investors Inc. - Class B	307	7,429
FelCor Lodging Trust Inc.	414	1,246
Fidelity National Financial Inc. - Class A	2,261	20,372
Fifth Third Bancorp	497	5,392
Financial Federal Corp.	265	6,135
First American Corp.	919	18,757
First Bancorp Inc. / Puerto Rico (f)	818	8,360
First Busey Corp.	340	6,338
First Cash Financial Services Inc. (b) (f)	302	4,642
First Commonwealth Financial Corp. (f)	538	5,950
First Financial Bankshares Inc. (f)	151	8,183
First Financial Northwest Inc.	632	5,163
First Industrial Realty Trust Inc. (f)	303	3,133
First Marblehead Corp. (f)	1,931	3,283
First Merchants Corp.	484	10,653
First Midwest Bancorp Inc.	632	14,037
First Niagara Financial Group Inc.	1,889	29,790
First Potomac Realty Trust	268	3,291
FirstFed Financial Corp. (b)	153	1,369
FirstMerit Corp.	1,592	37,125
Flagstar Bancorp Inc. (f)	744	1,414

FNB Corp.	707	9,262
Fondiaria-Sai SpA	163	3,062
Forestar Real Estate Group Inc. (b)	325	2,844
Fortis	1,696	1,965
Fox Chase Bancorp Inc. (b)	565	6,724
FPIC Insurance Group Inc. (b)	177	7,923
Franklin Resources Inc.	147	9,996
Franklin Street Properties Corp.	431	5,099
Friedman Billings Ramsey Group Inc. - Class A (b) (f)	2,367	1,491
Friends Provident Plc	1,880	2,156
Frontier Financial Corp. (f)	329	2,191
Fukuoka Financial Group Inc. (f)	1,000	3,307
FX Real Estate and Entertainment Inc. (b) (f)	133	92
Gecina SA	41	2,847
General Growth Properties Inc.	340	1,408
Genworth Financial Inc. - Class A	498	2,410
Getty Realty Corp.	252	4,906
GFI Group Inc.	500	1,605
Glacier Bancorp Inc. (f)	505	10,186
Gladstone Investment Corp.	1,774	9,881
GLG Partners Inc.	630	2,016
Glimcher Realty Trust	292	1,530
Goldman Sachs Group Inc.	349	32,283
Gramercy Capital Corp.	378	1,005
Green Bankshares Inc. (f)	196	3,871
Greenhill & Co. Inc. (f)	137	9,038
Groupe Bruxelles Lambert SA	70	5,142
Guaranty Financial Group Inc. (b) (f)	1,191	2,418
Hammerson Plc	253	2,916
Hancock Holding Co. (f)	202	8,920
Hang Lung Properties Ltd.	2,000	4,887
Hang Seng Bank Ltd. (f)	700	8,734
Hanmi Financial Corp. (f)	727	2,908
Hanover Insurance Group Inc.	448	17,584
Harleysville Group Inc.	205	6,474
Harleysville National Corp. (f)	515	7,143
Harris & Harris Group Inc. (b) (f)	1,249	6,245
Hartford Financial Services Group Inc.	256	2,642
HBOS Plc	4,543	7,439
HCC Insurance Holdings Inc.	1,086	23,957
HCP Inc.	183	5,477
Health Care Real Estate Investment Trust	938	41,750
Healthcare Realty Trust Inc.	604	15,432
Henderson Land Development Co. Ltd.	1,000	3,616
Hersha Hospitality Trust	761	3,204
Highwoods Properties Inc.	1,172	29,089
Hilltop Holdings Inc. (b)	670	6,298
Home Federal Bancorp Inc.	700	8,113
Home Properties Inc.	339	13,726
Hong Kong Exchanges & Clearing Ltd. (f)	1,000	10,141

Horace Mann Educators Corp.	756	6,018
Hospitality Properties Trust	892	9,054
Host Hotels & Resorts Inc.	430	4,446
HSBC Holdings Plc	10,230	121,166
Hudson City Bancorp Inc.	444	8,352
Huntington Bancshares Inc. (f)	435	4,111
Hypo Real Estate Holding AG	226	1,472
IberiaBank Corp.	152	7,743
ICAP Plc	833	4,151
Independent Bank Corp.	353	10,156
Infinity Property & Casualty Corp.	163	6,491
ING Groep NV	1,494	14,014
Inland Real Estate Corp.	457	5,237
Insurance Australia Group Ltd.	2,247	5,692
Interactive Brokers Group Inc. (b)	291	6,219
IntercontinentalExchange Inc. (b)	62	5,305
International Bancshares Corp.	401	10,414
Intesa Sanpaolo SpA	6,262	22,918
Investec Plc	604	2,294
Investor AB - Class B	295	4,449
Investors Bancorp Inc. (b)	496	7,123
Investors Real Estate Trust	437	4,318
IPC Holdings Ltd.	462	12,756
Janus Capital Group Inc.	229	2,688
Japan Prime Realty Investment Corp. (f)	2	3,553
Japan Real Estate Investment Corp.	1	8,855
Japan Retail Fund Investment Corp.	1	3,612
Jefferies Group Inc.	1,638	25,930
JER Investors Trust Inc. (f)	616	2,002
Jones Lang LaSalle Inc. (f)	395	13,003
JPMorgan Chase & Co.	3,317	136,826
Julius Baer Holding AG	151	5,906
KBC Groep NV	147	6,320
KBW Inc. (b) (f)	213	6,237
KeyCorp	436	5,332
Kimco Realty Corp.	174	3,929
Klepierre	123	2,833
Knight Capital Group Inc. (b)	737	10,657
LaBranche & Co. Inc. (b)	1,040	6,479
Land Securities Group Plc	254	4,509
LandAmerica Financial Group Inc. (f)	181	1,783
LaSalle Hotel Properties	261	3,675
Legal & General Group Plc	5,272	6,063
Legg Mason Inc. (f)	109	2,419
Lend Lease Corp. Ltd.	537	2,485
Leopalace21 Corp.	200	1,489
Leucadia National Corp. (f)	230	6,173
Lexington Realty Trust (f)	485	3,895
Liberty International Plc	285	3,171
Liberty Property Trust	922	21,990

Lincoln National Corp.	225	3,879
Link Real Estate Investment Trust	4,000	7,152
Lloyds TSB Group Plc	4,318	13,956
Loews Corp.	349	11,590
London Stock Exchange Group Plc	249	2,259
LTC Properties Inc.	286	6,913
M&T Bank Corp.	121	9,813
Macerich Co.	798	23,477
Mack-Cali Realty Corp.	684	15,540
Macquarie Group Ltd. (f)	203	4,027
Maguire Properties Inc. (f)	228	809
Man Group Plc	1,116	6,443
Mapfre SA (f)	1,730	5,506
MarketAxess Holdings Inc. (b)	366	2,094
Marsh & McLennan Cos. Inc.	450	13,194
Marshall & Ilsley Corp. (f)	339	6,112
Max Capital Group Ltd.	438	6,986
MB Financial Inc. (f)	355	10,547
MBIA Inc. (f)	117	1,150
MCG Capital Corp. (f)	438	359
Medallion Financial Corp.	685	5,542
Medical Properties Trust Inc. (f)	510	3,764
Mediobanca SpA	689	7,866
Mercury General Corp.	420	21,575
Merrill Lynch & Co. Inc.	1,380	25,654
MetLife Inc. (b)	596	19,799
MFA Mortgage Investments Inc.	1,014	5,577
Mid-America Apartment Communities Inc.	308	10,854
Mitsubishi Estate Co. Ltd.	1,000	17,863
Mitsubishi UFJ Financial Group Inc.	8,500	53,415
Mitsui Fudosan Co. Ltd.	1,000	17,443
Mitsui Sumitomo Insurance Group Holdings Inc.	300	8,337
Mizuho Financial Group Inc. (f)	8	19,534
Montpelier Re Holdings Ltd.	812	11,620
Moody’s Corp. (f)	193	4,941
Morgan Stanley	898	15,688
Muenchener Rueckversicherungs AG	163	21,161
Nasdaq OMX Group (b)	122	3,961
National Australia Bank Ltd.	1,461	23,706
National Bank of Greece SA	740	16,257
National City Corp. (f)	1,893	5,111
National Financial Partners Corp. (f)	290	1,931
National Health Investors Inc.	236	7,066
National Penn Bancshares Inc.	1,019	17,262
National Retail Properties Inc.	738	13,159
National Western Life Insurance Co.	27	5,097
Nationwide Health Properties Inc.	1,128	33,660
Natixis	221	489
Navigators Group Inc. (b)	162	8,183
NBT Bancorp Inc.	258	7,193

Nelnet Inc. - Class A	285	4,170
New World Development Ltd.	3,000	2,497
New York Community Bancorp Inc.	3,653	57,206
NewAlliance Bancshares Inc.	1,469	20,272
Nippon Building Fund Inc. (f)	1	9,609
Nomura Holdings Inc. (f)	1,800	17,054
Nomura Real Estate Office Fund Inc.	1	5,685
Nordea Bank AB	2,047	16,407
Northern Trust Corp.	161	9,066
NorthStar Realty Finance Corp. (f)	964	5,543
Northwest Bancorp Inc.	238	6,307
NTT Urban Development Corp.	4	4,104
NYSE Euronext	279	8,420
Ocwen Financial Corp. (b) (f)	991	6,640
Odyssey Re Holdings Corp.	209	8,243
Old Mutual Plc	4,362	3,532
Old National Bancorp (f)	547	10,360
Old Republic International Corp.	2,214	20,391
Omega Healthcare Investors Inc.	829	12,493
One Liberty Properties Inc.	435	5,159
optionsXpress Holdings Inc.	317	5,630
ORIX Corp. (f)	80	8,219
Oversea-Chinese Banking Corp.	6,000	20,286
Pacific Capital Bancorp	414	8,131
PacWest Bancorp	462	11,545
Park National Corp. (f)	126	9,167
Parkway Properties Inc.	153	2,639
Pennsylvania Real Estate Investment Trust (f)	281	3,555
PHH Corp. (b)	412	3,321
Philadelphia Consolidated Holding Co. (b)	574	33,573
Phoenix Cos. Inc.	821	5,312
Pico Holdings Inc. (b) (f)	224	5,609
Pinnacle Financial Partners Inc. (b)	301	8,807
Piper Jaffray Cos. (b)	134	5,286
Piraeus Bank SA	286	3,628
Platinum Underwriters Holdings Ltd.	435	13,807
Plum Creek Timber Co. Inc.	196	7,307
PMI Group Inc. (f)	3,477	8,658
PNC Financial Services Group Inc.	352	23,468
Portfolio Recovery Associates Inc. (b) (f)	167	5,992
Post Properties Inc.	529	11,807
Potlatch Corp.	780	25,904
PremierWest Bancorp (f)	1,961	15,982
Presidential Life Corp.	355	3,330
Primus Guaranty Ltd. (b) (f)	634	285
Principal Financial Group Inc.	270	5,127
PrivateBancorp Inc. (f)	187	6,734
ProAssurance Corp. (b)	298	16,375
Progressive Corp.	769	10,974
ProLogis (f)	266	3,724

Prosperity Bancshares Inc. (f)	341	11,325
Protective Life Corp.	703	5,870
Provident Bankshares Corp.	380	4,055
Provident Financial Services Inc. (f)	1,028	15,070
Provident New York Bancorp	380	4,575
Prudential Financial Inc.	392	11,760
Prudential plc (a)	1,869	9,389
PS Business Parks Inc.	110	4,980
Public Storage Inc.	80	6,520
QBE Insurance Group Ltd.	909	15,508
Radian Group Inc. (f)	3,828	13,781
Raiffeisen International Bank Holding AG (f)	61	1,920
RAIT Financial Trust	605	2,311
Ramco-Gershenson Properties Trust	205	2,702
Raymond James Financial Inc. (f)	875	20,379
Rayonier Inc.	791	26,166
Realty Income Corp.	1,810	41,847
Redwood Trust Inc. (f)	330	5,029
Regency Centers Corp.	672	26,517
Regions Financial Corp. (f)	589	6,532
Reinet Investments SCA (b)	60	618
Reinsurance Group of America Inc.	651	24,308
Renasant Corp. (f)	357	7,483
Resona Holdings Inc. (f)	4	4,195
Resource Capital Corp. (f)	602	2,980
RiskMetrics Group Inc. (b)	285	4,392
RLI Corp.	199	11,421
Royal Bank of Scotland Group Plc	12,815	14,116
RSA Insurance Group Plc	3,567	7,932
S&T Bancorp Inc.	225	7,673
Safety Insurance Group Inc.	154	5,850
Sampo Oyj	333	6,673
Sandy Spring Bancorp Inc.	175	3,757
Saul Centers Inc.	141	5,159
SBI Holdings Inc.	23	2,760
Seacoast Banking Corp. of Florida (f)	345	3,064
SEI Investments Co.	1,436	25,388
Selective Insurance Group	492	11,685
Senior Housing Properties Trust	905	17,349
Shizuoka Bank Ltd. (f)	1,000	8,832
Signature Bank (b)	252	8,210
Simon Property Group Inc.	201	13,473
Singapore Exchange Ltd. (f)	1,000	3,579
Skandinaviska Enskilda Banken AB (f)	576	5,709
SLM Corp. (b)	736	7,853
Smithtown Bancorp Inc. (f)	354	6,963
Societe Generale - Class A (f)	443	24,146
Sompo Japan Insurance Inc.	1,000	7,009
South Financial Group Inc. (f)	539	3,132
Sovereign Bancorp Inc. (b) (f)	399	1,157

Sovran Self Storage Inc.	147	4,770
St. George Bank Ltd.	402	7,521
StanCorp Financial Group Inc.	572	19,494
Standard Chartered Plc	1,130	18,676
Standard Life Plc	1,947	7,537
State Auto Financial Corp.	225	5,927
State Bancorp. Inc.	629	8,013
State Street Corp.	345	14,956
StellarOne Corp.	465	7,905
Sterling Bancshares Inc.	614	4,887
Sterling Financial Corp. / WA (f)	338	2,870
Stewart Information Services Corp.	180	2,988
Stifel Financial Corp. (b)	303	13,226
Strategic Hotels & Resorts Inc. (f)	512	2,534
Sumitomo Mitsui Financial Group Inc. (f)	5	20,044
Sumitomo Trust & Banking Co. Ltd.	1,000	4,631
Sun Communities Inc.	437	6,572
Sun Hung Kai Properties Ltd.	2,000	17,522
Suncorp-Metway Ltd.	1,157	6,228
Sunstone Hotel Investors Inc.	450	2,948
SunTrust Banks Inc.	286	11,480
Susquehanna Bancshares Inc.	715	11,075
SVB Financial Group (b)	595	30,613
Svenska Handelsbanken - Class A (f)	698	12,827
Swedbank AB	215	1,777
Swire Pacific Ltd.	1,000	7,043
Swiss Life Holding AG (b)	31	2,793
Swiss Reinsurance	281	11,719
Synovus Financial Corp. (f)	3,226	33,325
T&D Holdings Inc.	200	7,640
T. Rowe Price Group Inc.	220	8,699
Tanger Factory Outlet Centers Inc.	380	13,745
TCF Financial Corp.	1,168	20,720
Tejon Ranch Co. (b) (f)	140	4,068
Texas Capital Bancshares Inc. (b)	390	6,962
Tokio Marine Holdings Inc.	600	18,508
Tokyu Land Corp. (f)	1,000	2,830
Tompkins Financial Corp.	231	11,319
Torchmark Corp.	197	8,229
Tower Group Inc.	251	5,279
Travelers Cos. Inc.	538	22,892
TrustCo Bank Corp.	701	8,531
Trustmark Corp. (f)	383	7,859
U.S. Bancorp	1,565	46,653
UBS AG (b)	2,489	42,232
UCBH Holdings Inc.	807	4,261
UDR Inc.	1,343	26,538
UMB Financial Corp.	410	18,585
Umpqua Holdings Corp. (f)	470	7,999
Unibail-Rodamco (f)	94	14,099

UniCredit SpA	9,264	22,678
Unione di Banche Italiane SCPA	491	8,283
United America Indemnity Ltd. (b)	223	2,672
United Bankshares Inc.	293	9,347
United Community Banks Inc. (f)	328	4,303
United Financial Bancorp Inc.	965	13,510
United Fire & Casualty Co.	233	5,399
United Overseas Bank Ltd.	2,000	18,082
Unitrin Inc.	610	12,810
Universal Health Realty Income Trust	221	7,671
Unum Group	375	5,906
Urstadt Biddle Properties Inc. - Class A (f)	469	7,682
U-Store-It Trust	380	2,606
Validus Holdings Ltd.	623	11,052
Vornado Realty Trust	74	5,221
Wachovia Corp. (f)	1,819	11,660
Waddell & Reed Financial Inc. - Class A	1,015	14,738
Washington Federal Inc. (f)	1,021	17,990
Washington Real Estate Investment Trust	420	12,592
Webster Financial Corp.	598	11,087
Weingarten Realty Investors (f)	794	16,237
Wells Fargo & Co.	3,272	111,412
WesBanco Inc.	233	6,333
West Coast Bancorp	286	2,494
WestAmerica Bancorp	689	39,445
Westpac Banking Corp. (f)	2,044	28,045
Wharf Holdings Ltd.	2,000	3,990
Wilmington Trust Corp.	789	22,771
Wing Hang Bank Ltd.	500	2,345
Winthrop Realty Trust	1,252	3,204
Wintrust Financial Corp.	259	6,630
World Acceptance Corp. (b) (f)	166	3,067
WR Berkley Corp.	1,557	40,902
WSFS Financial Corp.	177	8,473
XL Capital Ltd. - Class A	202	1,959
Zenith National Insurance Corp.	293	9,628
Zions Bancorp (f)	237	9,032
Zurich Financial Services AG	114	23,128
		5,912,018
HEALTH CARE - 8.8%
Abaxis Inc. (b) (f)	345	5,303
Abbott Laboratories	1,377	75,942
Abiomed Inc. (b)	510	7,436
Acadia Pharmaceuticals Inc. (b)	536	1,018
Accelrys Inc. (b)	1,214	5,815
Acorda Therapeutics Inc. (b)	409	8,344
Advanced Medical Optics Inc. (b) (f)	531	3,276
Aetna Inc.	417	10,371
Affymetrix Inc. (b)	1,096	4,044
Air Methods Corp. (b)	279	4,682

Akorn Inc. (b)	1,248	3,881
Alexion Pharmaceuticals Inc. (b)	700	28,525
Alfresa Holdings Corp. (f)	100	4,350
Align Technology Inc. (b)	558	3,867
Alkermes Inc. (b)	696	6,876
Allergan Inc.	212	8,410
Allscripts-Misys Healthcare Solutions Inc.	690	4,485
Almost Family Inc. (b)	233	11,221
Alnylam Pharmaceuticals Inc. (b) (f)	364	8,372
Alpharma Inc. - Class A (b) (f)	524	16,406
AMAG Pharmaceuticals Inc. (b) (f)	131	4,006
Amedisys Inc. (b) (f)	237	13,369
American Medical Systems Holdings Inc. (b) (f)	502	5,432
AMERIGROUP Corp. (b)	354	8,850
AmerisourceBergen Corp.	173	5,410
Amgen Inc. (b)	1,007	60,309
AMN Healthcare Services Inc. (b) (f)	283	2,544
Amsurg Corp. (b)	339	8,455
Analogic Corp.	139	6,138
AngioDynamics Inc. (b)	392	4,939
Applied Biosystems Inc.	213	6,567
Arena Pharmaceuticals Inc. (b)	604	2,223
Ariad Pharmaceuticals Inc. (b) (f)	1,518	3,021
Array BioPharma Inc. (b) (f)	604	2,972
ArthroCare Corp. (b) (f)	195	4,052
Assisted Living Concepts Inc. (b)	639	3,176
Astellas Pharma Inc.	500	20,139
AstraZeneca Plc	1,280	54,244
Auxilium Pharmaceuticals Inc. (b)	531	10,434
Barr Pharmaceuticals Inc. (b)	156	10,025
Baxter International Inc.	595	35,992
Bayer AG	608	33,283
Beckman Coulter Inc.	643	32,099
Becton Dickinson & Co.	244	16,934
Biogen Idec Inc. (b)	245	10,425
Bio-Rad Laboratories Inc. - Class A (b)	206	17,588
Boston Scientific Corp. (b)	939	8,479
Bristol-Myers Squibb Co.	1,742	35,798
Bruker Corp. (b) (f)	752	3,076
Caliper Life Sciences Inc. (b) (f)	2,155	3,017
Cardiac Science Corp. (b)	786	7,333
Cardinal Health Inc.	296	11,307
Catalyst Health Solutions Inc. (b)	228	3,846
Celera Corp. (b)	558	6,311
Celgene Corp. (b)	370	23,776
Centene Corp. (b)	321	6,048
Cephalon Inc. (b) (f)	757	54,292
Cepheid Inc. (b)	613	7,276
Cerner Corp. (b)	751	27,960
Charles River Laboratories International Inc. (b)	741	26,550

Chemed Corp.	211	9,240
Chugai Pharmaceutical Co. Ltd. (f)	400	5,689
Cie Generale d’Optique Essilor International SA	164	7,357
Cigna Corp.	240	3,912
Community Health Systems Inc. (b)	1,162	23,821
Computer Programs & Systems Inc.	229	6,341
Conceptus Inc. (b)	366	5,929
Conmed Corp. (b)	337	8,829
Cougar Biotechnology Inc. (b)	245	6,223
Covance Inc. (b)	644	32,200
Coventry Health Care Inc. (b)	156	2,058
Covidien Ltd.	379	16,786
CR Bard Inc.	94	8,296
Cross Country Healthcare Inc. (b)	357	4,041
CSL Ltd.	453	11,017
Cubist Pharmaceuticals Inc. (b) (f)	431	10,943
CV Therapeutics Inc. (b)	559	5,215
Cyberonics Inc. (b)	378	4,816
Cypress Bioscience Inc. (b)	335	1,822
Daiichi Sankyo Co. Ltd.	700	14,353
Datascope Corp.	214	10,736
Dendreon Corp. (b) (f)	1,349	6,637
DENTSPLY International Inc.	1,524	46,299
DepoMed Inc. (b) (f)	1,830	3,953
Dionex Corp. (b)	138	7,429
Durect Corp. (b) (f)	1,233	5,068
Eclipsys Corp. (b) (f)	779	11,568
Edwards Lifesciences Corp. (b)	637	33,659
Eisai Co. Ltd.	100	3,244
Elan Corp. Plc (b)	550	4,150
Eli Lilly & Co.	838	28,341
Endo Pharmaceuticals Holdings Inc. (b)	1,322	24,457
Enzo Biochem Inc. (b)	468	2,700
Enzon Pharmaceuticals Inc. (b) (f)	805	4,001
eResearch Technology Inc. (b)	285	1,841
Exelixis Inc. (b) (f)	867	2,982
Express Scripts Inc. (b)	224	13,577
Five Star Quality Care Inc. (b) (f)	1,150	2,254
Forest Laboratories Inc. (b)	222	5,157
Fresenius Medical Care AG & Co. KGaA	177	7,842
Gen-Probe Inc. (b)	604	28,424
Gentiva Health Services Inc. (b) (f)	409	11,104
Genzyme Corp. (b)	200	14,576
Geron Corp. (b) (f)	888	3,534
Getinge AB - Class B (f)	348	4,867
Gilead Sciences Inc. (b) (f)	819	37,551
GlaxoSmithKline Plc	4,605	88,526
Greatbatch Inc. (b) (f)	290	6,308
Haemonetics Corp. (b)	206	12,166
Halozyme Therapeutics Inc. (b) (f)	696	3,334

Hanger Orthopedic Group Inc. (b)	418	6,964
Health Management Associates Inc. (b)	2,643	5,550
Health Net Inc. (b)	1,368	17,620
HealthSouth Corp. (b) (f)	859	10,772
HealthSpring Inc. (b)	347	5,732
Healthways Inc. (b)	241	2,434
Henry Schein Inc. (b)	879	41,146
Hill-Rom Holdings Inc.	619	14,088
HMS Holdings Corp. (b)	302	7,481
Hologic Inc. (b) (f)	2,832	34,664
Hospira Inc. (b)	232	6,454
Human Genome Sciences Inc. (b)	895	2,891
Humana Inc. (b)	141	4,172
ICU Medical Inc. (b)	161	5,157
Idevus Pharmaceuticals Inc. (b) (f)	1,099	2,934
Idexx Laboratories Inc. (b)	664	23,366
Immucor Inc. (b)	688	18,266
Immunogen Inc. (b) (f)	2,050	9,492
IMS Health Inc.	284	4,073
Incyte Corp. (b)	1,336	5,544
Inspire Pharmaceuticals Inc. (b)	1,406	5,146
Integra LifeSciences Holdings Corp. (b)	183	6,870
InterMune Inc. (b)	254	3,741
Intuitive Surgical Inc. (b)	51	8,812
Invacare Corp.	318	5,784
inVentiv Health Inc. (b)	221	2,093
Invitrogen Corp. (b)	1,007	28,992
IRIS International Inc. (b)	397	4,427
Isis Pharmaceuticals Inc. (b) (f)	1,101	15,480
Johnson & Johnson	2,470	151,510
Kendle International Inc. (b) (f)	187	3,379
Kensey Nash Corp. (b)	245	6,221
Kindred Healthcare Inc. (b)	533	7,723
Kinetic Concepts Inc. (b) (f)	574	13,897
KV Pharmaceutical Co. - Class A (b) (f)	328	5,576
Laboratory Corp. of America Holdings (b)	106	6,518
Landauer Inc.	162	8,758
Lexicon Pharmaceuticals Inc. (b)	3,873	6,081
LHC Group Inc. (b)	274	9,667
LifePoint Hospitals Inc. (b)	530	12,704
Ligand Pharmaceuticals Inc. - Class B (b)	958	1,983
Lincare Holdings Inc. (b)	820	21,607
Lonza Group AG	24	1,992
Luminex Corp. (b) (f)	614	11,451
Magellan Health Services Inc. (b)	504	18,618
MannKind Corp. (b) (f)	530	1,993
Martek Biosciences Corp.	458	13,662
Masimo Corp. (b)	445	14,236
McKesson Corp.	221	8,131
Medarex Inc. (b)	1,557	10,946

Medco Health Solutions Inc. (b)	444	16,850
Mediceo Paltac Holdings Co. Ltd. (f)	400	4,334
Medicines Co. (b)	331	5,769
Medics Pharmaceutical Corp.	1,290	18,408
Medivation Inc. (b) (f)	323	6,063
Medtronic Inc.	1,015	40,935
Mentor Corp. (f)	258	4,360
Merck & Co. Inc.	1,889	58,465
Merck KGaA	75	6,625
Meridian Bioscience Inc. (f)	289	7,104
Merit Medical Systems Inc. (b)	492	9,004
Mitsubishi Tanabe Pharma Corp.	1,000	10,525
Molina Healthcare Inc. (b)	240	5,345
Momenta Pharmaceuticals Inc. (b)	496	4,519
Mylan Inc. (b) (f)	384	3,291
Myriad Genetics Inc. (b) (f)	439	27,697
Nabi Biopharmaceuticals (b)	1,150	4,508
Nektar Therapeutics (b) (f)	936	5,176
Neurocrine Biosciences Inc. (b)	749	3,093
Nobel Biocare Holding AG (f)	130	2,233
Novartis AG	1,865	94,664
Noven Pharmaceuticals Inc. (b) (f)	306	3,443
Novo-Nordisk A/S - Class B	352	18,868
NPS Pharmaceuticals Inc. (b) (f)	1,504	10,528
NuVasive Inc. (b) (f)	338	15,916
Omnicare Inc.	1,261	34,766
Omnicell Inc. (b)	419	4,601
OMRIX Biopharmaceuticals Inc. (b) (f)	207	3,587
Onyx Pharmaceuticals Inc. (b) (f)	587	15,837
OraSure Technologies Inc. (b)	810	3,734
Orthofix International NV (b)	132	1,789
OSI Pharmaceuticals Inc. (b)	572	21,707
Owens & Minor Inc.	440	19,039
Palomar Medical Technologies Inc. (b) (f)	407	4,656
Par Pharmaceutical Cos. Inc. (b)	733	7,330
Parexel International Corp. (b)	538	5,595
Patterson Cos. Inc. (b)	184	4,661
PDL BioPharma Inc.	2,148	20,943
Perrigo Co.	935	31,790
Pfizer Inc.	6,053	107,199
Pharmaceutical Product Development Inc.	1,267	39,252
PharmaNet Development Group Inc. (b) (f)	353	565
PharMerica Corp. (b)	209	4,291
Phase Forward Inc. (b)	397	5,665
Progenics Pharmaceuticals Inc. (b)	303	3,033
PSS World Medical Inc. (b)	457	8,290
Psychiatric Solutions Inc. (b) (f)	1,035	34,455
Quest Diagnostics Inc.	147	6,880
Quidel Corp. (b)	573	9,059
Regeneron Pharmaceuticals Inc. (b)	744	14,359

RehabCare Group Inc. (b)	297	5,088
Res-Care Inc. (b)	319	4,916
Resmed Inc. (b)	815	27,922
Rigel Pharmaceuticals Inc. (b)	657	5,722
Salix Pharmaceuticals Ltd. (b)	641	5,897
Sangamo Biosciences Inc. (b) (f)	690	5,389
Sanofi-Aventis SA (f)	842	53,347
Santen Pharmaceutical Co. Ltd.	300	7,672
Savient Pharmaceuticals Inc. (b)	696	3,313
Schering-Plough Corp.	1,290	18,692
Seattle Genetics Inc. (b)	753	7,741
Sepracor Inc. (b)	1,163	15,491
Sequenom Inc. (b)	443	7,974
Sirona Dental Systems Inc. (b) (f)	203	3,242
Smith & Nephew Plc	783	7,169
Somanetics Corp. (b)	324	6,075
Sonic Healthcare Ltd.	665	6,077
SonoSite Inc. (b) (f)	192	4,045
Sonova Holding AG	72	2,992
Spectranetics Corp. (b) (f)	534	1,602
St. Jude Medical Inc. (b)	308	11,713
Stereotaxis Inc. (b) (f)	488	1,967
STERIS Corp.	1,295	44,082
Stryker Corp.	195	10,425
Sun Healthcare Group Inc. (b)	444	5,097
Sunrise Senior Living Inc. (b)	343	1,036
SurModics Inc. (b) (f)	133	3,525
Suzuken Co. Ltd. (f)	200	4,273
Symmetry Medical Inc. (b)	424	5,478
Synthes Inc.	57	7,355
Takeda Pharmaceutical Co. Ltd.	700	34,780
Techne Corp.	346	23,881
Teleflex Inc.	387	20,507
Terumo Corp. (f)	200	8,335
Theravance Inc. (b) (f)	983	6,665
Thermo Fisher Scientific Inc. (b) (f)	359	14,575
Thoratec Corp. (b)	444	10,931
UCB SA	114	2,902
United Therapeutics Corp. (b)	488	42,568
UnitedHealth Group Inc.	1,078	25,581
Universal American Corp. (b)	285	2,522
Universal Health Services Inc.	596	25,056
Valeant Pharmaceutical International (b) (f)	1,900	35,663
Varian Inc. (b)	637	23,473
Varian Medical Systems Inc. (b)	228	10,376
VCA Antech Inc. (b)	1,125	20,363
Vertex Pharmaceuticals Inc. (b)	1,535	40,232
ViroPharma Inc. (b) (f)	533	6,684
Vital Images Inc. (b) (f)	224	2,922
Volcano Corp. (b)	334	5,194
Waters Corp. (b)	86	3,767
WellCare Health Plans Inc. (b)	406	9,813
WellPoint Inc. (b)	490	19,046
West Pharmaceutical Services Inc.	346	13,812
William Demant Holding AS (b) (f)	96	3,673
Wright Medical Group Inc. (b) (f)	335	7,765
Wyeth	1,141	36,717
XenoPort Inc. (b)	319	13,274
XOMA Ltd. (b) (f)	2,201	2,751
Zimmer Holdings Inc. (b)	168	7,800
Zoll Medical Corp. (b)	268	6,453
ZymoGenetics Inc. (b) (f)	501	1,602
		3,688,096

INDUSTRIALS - 9.5%
3M Co.	577	37,101
A P Moller - Maersk A/S	1	5,755
AAR Corp. (b)	267	4,269
ABB Ltd. (b)	1,843	24,182
Abertis Infraestructuras SA	222	3,813
ABM Industries Inc.	475	7,757
ACCO Brands Corp. (b)	346	976
ACS Actividades de Construccion y Servicios SA (f)	138	5,124
Actuant Corp. - Class A	474	8,499
Acuity Brands Inc. (f)	418	14,613
Adecco SA	114	3,966
Administaff Inc. (f)	182	3,638
Advanced Battery Technologies Inc. (b) (f)	1,219	3,474
Advisory Board Co. (b) (f)	164	4,043
AGCO Corp. (b)	905	28,526
Aircastle Ltd.	1,449	10,071
AirTran Holdings Inc. (b) (f)	1,497	6,123
Alaska Air Group Inc. (b) (f)	673	16,623
Albany International Corp.	220	3,203
Alexander & Baldwin Inc.	513	16,365
Alfa Laval AB	692	4,995
Alliant Techsystems Inc. (b) (f)	317	26,121
Alstom SA	172	8,525
AMERCO Inc. (b)	90	4,073
American Commercial Lines Inc. (b) (f)	432	3,210
American Ecology Corp.	270	4,736
American Reprographics Co. (b) (f)	234	2,490
American Science & Engineering Inc.	131	8,240
American Superconductor Corp. (b) (f)	312	3,903
Ameron International Corp. (f)	102	4,794
Ametek Inc.	1,156	38,437
AO Smith Corp.	208	6,562
Apogee Enterprises Inc.	242	2,386
Applied Industrial Technology Inc.	309	6,239
Applied Signal Technology Inc.	430	7,706
Arkansas Best Corp.	217	6,334
Asahi Glass Co. Ltd.	1,000	6,284
Astec Industries Inc. (b)	222	5,643
Atlantia SpA	505	9,243
Atlas Air Worldwide Holdings Inc. (b)	175	3,381
Atlas Copco AB - Class A	544	4,563
Atlas Copco AB - Class B	193	1,445
Avery Dennison Corp.	115	4,027
Avis Budget Group Inc. (b)	923	1,514
Badger Meter Inc. (f)	237	5,972
BAE Systems Plc	2,503	14,069
Baldor Electric Co. (f)	407	7,147
Barnes Group Inc. (f)	405	5,877
BE Aerospace Inc. (b)	914	11,763
Beacon Roofing Supply Inc. (b) (f)	714	9,768
Belden Inc.	339	7,065

Blount International Inc. (b) (f)	580	5,040
Boeing Co.	667	34,864
Bouygues (f)	181	7,707
Bowne & Co. Inc.	476	3,708
Brady Corp. - Class A	349	10,819
Brambles Ltd.	1,322	7,052
Briggs & Stratton Corp. (f)	398	6,272
Brink’s Co.	543	26,330
British Airways Plc	756	1,673
Bunzl Plc	634	6,374
Burlington Northern Santa Fe Corp.	288	25,649
Capita Group Plc	635	6,561
Carlisle Cos. Inc.	572	13,299
Cascade Corp. (f)	147	4,852
Caterpillar Inc.	535	20,421
Cathay Pacific Airways Ltd.	4,000	4,881
CBIZ Inc. (b)	875	7,088
Central Japan Railway Co. (f)	1	8,215
Cenveo Inc. (b) (f)	374	1,806
Ceradyne Inc. (b) (f)	196	4,606
CH Robinson Worldwide Inc.	165	8,544
Chart Industries Inc. (b)	332	4,522
Cie de Saint-Gobain	264	10,187
CIRCOR International Inc.	175	5,364
Clarcor Inc.	533	18,863
Clean Harbors Inc. (b)	406	26,621
Cobham Plc	2,058	6,255
Columbus Mckinnon Corp. (b)	204	2,864
Comfort Systems USA Inc.	617	5,757
Commercial Vehicle Group Inc. (b)	371	493
COMSYS IT Partners Inc. (b)	386	2,347
Consolidated Graphics Inc. (b)	132	1,717
Con-Way Inc.	466	15,863
Cooper Industries Ltd. - Class A	159	4,921
Copart Inc. (b)	635	22,162
Corporate Executive Board Co.	365	10,888
Corrections Corp. of America (b)	1,638	31,302
CoStar Group Inc. (b) (f)	146	5,259
CRA International Inc. (b) (f)	149	4,032
Crane Co.	522	8,545
CSX Corp.	332	15,179
Cubic Corp.	209	4,650
Cummins Inc.	180	4,653
Curtiss-Wright Corp.	477	17,601
Dai Nippon Printing Co. Ltd. (f)	1,000	11,815
Daikin Industries Ltd.	300	6,748
Danaher Corp.	195	11,552
Deere & Co.	368	14,190
Deluxe Corp.	929	11,297
Deutsche Post AG	638	6,995

Dollar Thrifty Automotive Group Inc. (b) (f)	196	318
Donaldson Co. Inc.	733	25,765
Dover Corp.	177	5,623
DSV A/S	430	5,166
Ducommun Inc.	246	4,967
Dun & Bradstreet Corp.	574	42,298
Dycom Industries Inc. (b)	784	6,962
Dynamic Materials Corp.	88	1,672
DynCorp International Inc. (b)	320	4,230
Eagle Bulk Shipping Inc. (f)	545	5,434
East Japan Railway Co.	3	21,348
Eaton Corp.	169	7,537
EMCOR Group Inc. (b)	540	9,596
Emerson Electric Co.	913	29,882
Encore Wire Corp.	354	6,786
Energy Conversion Devices Inc. (b)	502	17,138
EnergySolutions Inc.	318	1,434
EnerSys (b)	488	6,451
Ennis Inc.	319	3,755
EnPro Industries Inc. (b)	235	5,219
Equifax Inc.	96	2,504
ESCO Technologies Inc. (b) (f)	240	8,280
Esterline Technologies Corp. (b)	226	8,147
European Aeronautic Defence & Space Co. NV	298	4,957
Evergreen Solar Inc. (b) (f)	1,030	3,904
Expeditors International Washington Inc.	273	8,913
Experian Plc	874	4,820
Exponent Inc. (b)	270	7,946
Fanuc Ltd. (f)	200	13,326
Fastenal Co. (f)	196	7,891
Federal Signal Corp.	637	5,421
FedEx Corp.	238	15,558
Finmeccanica SpA	348	4,316
First Solar Inc. (b)	39	5,604
Flowserve Corp.	98	5,578
Fluor Corp.	192	7,667
Fomento de Construcciones y Contratas SA	77	3,062
Force Protection Inc. (b)	597	1,666
Forward Air Corp.	260	6,804
Franklin Electric Co. Inc.	254	10,709
FreightCar America Inc.	138	3,603
Fuel Tech Inc. (b) (f)	196	2,303
FuelCell Energy Inc. (b) (f)	839	4,010
Furmanite Corp. (b)	789	6,312
Fushi Copperweld Inc. (b) (f)	272	1,210
G&K Services Inc. - Class A	201	4,541
G4S Plc	2,120	6,421
Gamesa Corp. Tecnologica SA	284	4,656
GATX Corp.	444	12,676
GEA Group AG	196	2,815

Geberit AG	20	2,078
Genco Shipping & Trading Ltd.	154	3,211
GenCorp Inc. (b)	504	2,470
General Cable Corp. (b)	56	956
General Dynamics Corp.	395	23,826
General Electric Co.	9,406	183,511
Genesee & Wyoming Inc. - Class A (b)	299	9,972
Geo Group Inc. (b)	416	7,347
GeoEye Inc. (b)	302	6,535
Gibraltar Industries Inc.	332	4,399
Goodrich Corp.	171	6,252
Gorman-Rupp Co. (f)	295	9,278
Graco Inc. (f)	679	16,792
GrafTech International Ltd. (b)	1,121	9,091
Granite Construction Inc.	621	22,151
Greenbrier Cos. Inc.	298	2,459
Grupo Ferrovial SA (f)	80	2,466
Harsco Corp.	822	19,457
Hays Plc	2,503	2,748
Healthcare Services Group	404	6,690
Heartland Express Inc. (f)	528	8,100
Heico Corp.	201	7,732
Heidrick & Struggles International Inc.	154	3,716
Herley Industries Inc. (b)	424	5,639
Herman Miller Inc. (f)	1,071	23,562
Hexcel Corp. (b)	1,029	13,583
HNI Corp. (f)	1,143	20,940
Honeywell International Inc.	641	19,518
Horizon Lines Inc. - Class A (f)	572	2,683
HUB Group Inc. - Class A (b)	291	9,152
Hubbell Inc. - Class B	541	19,406
Hudson Highland Group Inc. (b) (f)	468	2,452
Huron Consulting Group Inc. (b) (f)	150	8,156
Hutchison Whampoa Ltd.	2,000	10,808
ICF International Inc. (b)	374	6,949
IDEX Corp.	932	21,604
II-VI Inc. (b)	250	7,023
IKON Office Solutions Inc.	769	13,250
Illinois Tool Works Inc.	419	13,990
IMI Plc	802	3,564
Ingersoll-Rand Co. Ltd. - Class A	302	5,572
Insituform Technologies Inc. - Class A (b)	311	4,177
Insteel Industries Inc. (f)	438	4,494
Interface Inc.	549	3,870
InterLine Brands Inc. (b)	347	3,692
International Shipholding Corp. (b)	263	6,467
Invensys Plc (b)	1,448	3,631
ITOCHU Corp.	1,000	5,285
ITT Corp.	253	11,259
Jacobs Engineering Group Inc. (b)	162	5,902

JB Hunt Transport Services Inc.	955	27,151
JetBlue Airways Corp. (b) (f)	3,860	21,423
Joy Global Inc.	1,145	33,182
Kadant Inc. (b)	252	4,143
Kajima Corp.	2,000	5,785
Kaman Corp. - Class A	348	8,884
Kansas City Southern (b)	899	27,752
Kawasaki Kisen Kaisha Ltd.	1,000	3,962
Kaydon Corp.	276	9,221
KBR Inc.	1,828	27,128
Keisei Electric Railway Co. Ltd. (f)	1,000	4,910
Kelly Services Inc. - Class A	455	6,479
Kennametal Inc.	836	17,740
Keppel Corp. Ltd.	1,000	3,118
Kforce Inc. (b)	420	3,305
Kimball International Inc. - Class B	498	3,710
Kintetsu Corp. (f)	3,000	11,483
Knight Transportation Inc.	468	7,441
Knoll Inc.	355	5,133
Komatsu Ltd.	1,000	10,994
Kone Oyj	220	4,923
Koninklijke Philips Electronics NV	982	18,147
Korn/Ferry International (b)	1,084	15,057
Kubota Corp. (f)	1,000	5,019
Kuehne & Nagel International AG	107	6,478
L-3 Communications Holdings Inc.	113	9,172
Ladish Co. Inc. (b)	210	3,576
Layne Christensen Co. (b) (f)	169	4,441
LB Foster Co. (b)	177	4,868
LECG Corp. (b)	443	2,126
Leighton Holdings Ltd. (f)	162	2,694
Lincoln Electric Holdings Inc.	401	17,303
Lindsay Corp. (f)	239	11,372
LMI Aerospace Inc. (b)	327	4,993
Lockheed Martin Corp.	322	27,386
M&F Worldwide Corp. (b)	88	2,028
MAN AG	103	5,036
Manitowoc Co. Inc.	182	1,791
Manpower Inc.	857	26,678
Marubeni Corp.	2,000	7,770
Masco Corp.	435	4,415
MasTec Inc. (b)	440	3,837
McGrath RentCorp	183	4,161
Metso Oyj	155	2,060
Microvision Inc. (b) (f)	2,018	3,491
Middleby Corp. (b) (f)	150	6,059
Mine Safety Appliances Co.	510	13,770
Mitsubishi Corp.	1,200	20,114
Mitsubishi Electric Corp.	2,000	12,399
Mitsubishi Heavy Industries Ltd. (f)	4,000	12,825

Mitsubishi Logistics Corp.	1,000	9,098
Mitsui & Co. Ltd.	2,000	19,379
Mitsui OSK Lines Ltd.	1,000	5,222
Mobile Mini Inc. (b) (f)	290	4,872
Monster Worldwide Inc. (b) (f)	167	2,378
Moog Inc. - Class A (b)	452	15,874
MPS Group Inc. (b)	2,289	17,831
MSC Industrial Direct Co. - Class A	487	17,464
MTR Corp.	6,000	13,296
Mueller Industries Inc.	300	6,861
Mueller Water Products Inc.	1,011	7,077
NACCO Industries Inc. - Class A	46	2,834
National Express Group Plc	353	3,252
Navigant Consulting Inc. (b)	810	13,098
NCI Building Systems Inc. (b)	162	3,015
Nippon Express Co. Ltd.	1,000	4,036
Nippon Yusen KK	1,000	4,836
Nordson Corp. (f)	661	24,411
Norfolk Southern Corp.	318	19,061
Northrop Grumman Corp.	277	12,989
Obayashi Corp. (f)	1,000	4,893
Old Dominion Freight Line Inc. (b)	324	9,830
On Assignment Inc. (b)	664	4,316
Orbital Sciences Corp. (b)	423	8,667
Orion Marine Group Inc. (b)	434	2,248
Orkla ASA	965	6,424
Oshkosh Truck Corp.	690	5,285
Otter Tail Corp.	410	9,627
PACCAR Inc.	321	9,386
Pacer International Inc.	311	3,511
Parker Hannifin Corp.	205	7,948
Pentair Inc.	956	26,424
Perini Corp. (b)	253	4,812
Pitney Bowes Inc.	370	9,169
Power-One Inc. (b) (f)	1,071	1,189
Precision Castparts Corp.	133	8,620
PRG-Schultz International Inc. (b)	667	2,828
Q-Cells AG (b)	32	1,267
Quanex Building Products Corp.	330	3,023
Quanta Services Inc. (b) (f)	1,812	35,805
Randstad Holdings NV	72	1,400
Raven Industries Inc.	186	5,987
Raytheon Co.	337	17,224
RBC Bearings Inc. (b)	272	6,455
Regal-Beloit Corp.	246	8,010
Renewable Energy Corp. AS (b)	200	1,887
Rentokil Initial Plc	2,544	1,849
Republic Airways Holdings Inc. (b)	265	3,962
Republic Services Inc. - Class A	1,572	37,256
Resources Connection Inc. (b)	366	6,346

Robbins & Myers Inc.	340	6,936
Robert Half International Inc.	187	3,529
Rockwell Automation Inc.	144	3,984
Rockwell Collins Inc.	143	5,324
Rollins Inc.	853	14,987
Rolls-Royce Group Plc (b)	1,540	8,148
Roper Industries Inc.	895	40,588
RR Donnelley & Sons Co.	224	3,712
Rush Enterprises Inc. - Class A (b)	297	2,783
Sacyr Vallehermoso SA (f)	140	1,291
Sandvik AB	1,286	8,346
Scania AB	348	2,860
Schneider Electric SA (virt-x)	239	14,325
School Specialty Inc. (b) (f)	208	4,368
Seaboard Corp.	3	4,020
Secom Co. Ltd.	200	7,628
SGS SA	7	6,892
Shaw Group Inc. (b)	816	14,598
Shimizu Corp. (f)	2,000	9,814
Siemens AG	754	44,339
Simpson Manufacturing Co. Inc. (f)	359	8,271
Singapore Airlines Ltd.	940	7,202
Skanska AB	328	2,881
SKF AB - Class B	722	6,577
SkyWest Inc.	514	7,921
SMC Corp.	100	9,440
Smiths Group Plc	538	6,927
Societe BIC SA (f)	112	5,916
Sojitz Corp.	1,500	2,507
Southwest Airlines Co.	782	9,212
Spherion Corp. (b)	746	2,372
SPX Corp.	572	22,159
Standard Parking Corp. (b)	406	8,510
Standex International Corp.	400	10,324
Stericycle Inc. (b)	944	55,158
Sterling Construction Co. Inc. (b)	304	4,016
Sulzer AG	70	4,133
Sumitomo Corp.	1,000	8,798
Sumitomo Electric Industries Ltd.	1,100	8,906
Sumitomo Heavy Industries Ltd. (f)	1,000	2,969
Sykes Enterprises Inc. (b)	361	5,762
Taisei Corp. (f)	3,000	6,914
Taser International Inc. (b)	451	2,260
Team Inc. (b)	264	7,331
Tecumseh Products Co. (b)	203	3,760
Teledyne Technologies Inc. (b)	260	11,848
Tennant Co. (f)	343	8,606
Terex Corp. (b)	121	2,019
Tetra Tech Inc. (b)	433	9,522
Textron Inc.	216	3,823

Thermadyne Holdings Corp. (b)	430	3,874
Thomas & Betts Corp. (b)	515	12,231
Timken Co.	887	14,086
Titan International Inc. (f)	218	2,520
TNT NV	362	7,640
Toll Holdings Ltd.	597	2,382
Tomkins Plc	1,622	2,977
Toppan Printing Co. Ltd.	1,000	7,353
TransDigm Group Inc. (b) (f)	321	9,675
Tredegar Corp.	345	5,078
Trinity Industries Inc. (f)	899	15,175
Triumph Group Inc.	149	6,535
TrueBlue Inc. (b)	432	3,598
Tyco International Ltd.	379	9,581
UAL Corp. (f)	1,790	26,062
Union Pacific Corp.	432	28,845
United Capital Corp. (b) (f)	294	6,542
United Parcel Service Inc. - Class B	952	50,247
United Rentals Inc. (b)	488	5,002
United Stationers Inc. (b)	230	8,600
United Technologies Corp.	903	49,629
Universal Forest Products Inc. (f)	277	6,551
URS Corp. (b)	1,058	31,095
US Airways Group Inc. (b)	2,588	26,242
Vallourec	30	3,355
Vestas Wind Systems A/S (b)	185	7,578
Viad Corp.	192	4,195
Vinci SA	374	13,459
Volt Information Sciences Inc. (b)	338	2,585
VSE Corp.	214	7,017
Wabash National Corp.	710	4,316
Wabtec Corp.	922	36,659
Wartsila Oyj (f)	101	2,559
Waste Connections Inc. (b)	788	26,674
Waste Management Inc.	445	13,897
Watsco Inc.	218	8,958
Watson Wyatt Worldwide Inc.	420	17,837
Watts Water Technologies Inc. (f)	250	6,608
Werner Enterprises Inc. (f)	918	18,011
West Japan Railway Co.	1	4,401
Wolseley Plc	601	3,288
Woodward Governor Co.	528	16,949
WW Grainger Inc.	112	8,800
Yamato Holdings Co. Ltd.	1,000	11,047
YRC Worldwide Inc. (b) (f)	1,341	6,142
Zodiac SA (f)	116	4,535
		3,972,473
INFORMATION TECHNOLOGY - 9.2%
3Com Corp. (b)	6,313	17,234
ACI Worldwide Inc. (b) (f)	609	8,343

Actel Corp. (b)	430	5,199
Actuate Corp. (b)	1,062	3,016
Acxiom Corp.	1,600	12,576
Adaptec Inc. (b)	1,674	5,374
ADC Telecommunications Inc. (b)	1,245	7,893
Adobe Systems Inc. (b)	445	11,855
ADTRAN Inc.	1,060	16,112
Advanced Analogic Technologies Inc. (b) (f)	705	2,122
Advanced Energy Industries Inc. (b)	413	4,407
Advanced Micro Devices Inc. (b) (f)	1,039	3,637
Advantest Corp. (f)	200	2,874
Advent Software Inc. (b) (f)	333	6,240
Affiliated Computer Services Inc. - Class A (b)	119	4,879
Agilent Technologies Inc. (b)	330	7,323
Agilysis Inc.	466	1,873
Akamai Technologies Inc. (b)	208	2,991
Alcatel-Lucent (b) (f)	3,152	8,139
Alliance Data Systems Corp. (b) (f)	763	38,272
Altera Corp.	396	6,871
American Software Inc.	1,084	4,932
Amkor Technology Inc. (b)	835	3,390
Amphenol Corp. - Class A	253	7,248
Anadigics Inc. (b) (f)	744	1,309
Analog Devices Inc.	330	7,049
Anaren Inc. (b)	439	5,466
Anixter International Inc. (b) (f)	238	7,999
Ansys Inc. (b) (f)	992	28,401
Apple Inc. (b)	797	85,749
Applied Materials Inc.	1,109	14,317
Applied Micro Circuits Corp. (b) (f)	547	2,795
Ariba Inc. (b)	1,008	10,786
Arris Group Inc. (b) (f)	1,087	7,511
Arrow Electronics Inc. (b)	1,299	22,668
Art Technology Group Inc. (b)	2,044	3,986
ASML Holding NV	390	6,827
Aspen Technology Inc. (b)	937	7,337
Atheros Communications Inc. (b)	586	10,530
Atmel Corp. (b)	5,233	21,717
ATMI Inc. (b)	277	3,368
Autodesk Inc. (b)	195	4,155
Automatic Data Processing Inc.	466	16,287
Avid Technology Inc. (b)	323	4,790
Avnet Inc. (b)	1,510	25,277
Avocent Corp. (b)	1,190	17,874
Axcelis Technologies Inc. (b)	1,338	589
Bankrate Inc. (b) (f)	206	6,779
BearingPoint Inc. (b) (f)	4,408	925
Benchmark Electronics Inc. (b)	471	5,647
Black Box Corp.	186	5,656
Blackbaud Inc.	314	4,773

Blackboard Inc. (b)	260	6,365
Blue Coat Systems Inc. (b) (f)	276	3,726
BMC Software Inc. (b)	229	5,913
Brightpoint Inc. (b)	580	3,341
Broadcom Corp. - Class A (b)	624	10,658
Broadridge Financial Solutions Inc.	1,442	17,448
Brocade Communications Systems Inc. (b)	688	2,594
Brooks Automation Inc. (b) (f)	555	3,802
CA Inc.	384	6,835
Cabot Microelectronics Corp. (b)	230	6,608
CACI International Inc. - Class A (b)	233	9,595
Cadence Design Systems Inc. (b)	3,182	12,951
Callidus Software Inc. (b) (f)	1,172	3,961
Canon Inc.	1,000	34,992
Cap Gemini SA	124	3,995
Checkpoint Systems Inc. (b)	327	4,123
China Security & Surveillance Technology Inc. (b) (f)	464	4,858
Chordiant Software Inc. (b)	443	1,471
Cirrus Logic Inc. (b)	1,134	6,509
Cisco Systems Inc. (b)	5,364	95,318
Citrix Systems Inc. (b)	288	7,422
Cogent Inc. (b)	708	6,471
Cognex Corp.	411	6,584
Cognizant Technology Solutions Corp. (b)	208	3,994
Cogo Group Inc. (b)	429	2,334
Cohu Inc. (f)	387	5,472
CommScope Inc. (b)	775	11,400
CommVault Systems Inc. (b)	380	4,066
Computer Sciences Corp. (b)	151	4,554
Comtech Telecommunications Corp. (b)	205	9,926
Concur Technologies Inc. (b) (f)	374	9,436
Corning Inc.	1,492	16,158
Cree Inc. (b) (f)	898	17,628
CSG Systems International Inc. (b) (f)	770	12,805
CTS Corp.	497	3,474
CyberSource Corp. (b)	823	9,999
Cymer Inc. (b) (f)	268	6,558
Daktronics Inc. (f)	261	2,600
Dassault Systemes SA	147	6,087
Data Domain Inc. (b) (f)	466	8,602
DealerTrack Holdings Inc. (b) (f)	243	2,607
Dell Inc. (b)	1,900	23,085
Diebold Inc.	596	17,713
Digi International Inc. (b)	525	5,376
Digital River Inc. (b)	746	18,486
Diodes Inc. (b) (f)	330	3,260
DivX Inc. (b)	441	3,078
DSP Group Inc. (b)	528	3,326
DST Systems Inc. (b) (f)	529	21,467
DTS Inc. (b)	165	3,407

Earthlink Inc. (b)	1,099	7,583
eBay Inc. (b)	920	14,048
Electro Scientific Industries Inc. (b)	387	3,239
Electronic Arts Inc. (b)	252	5,741
Electronics for Imaging Inc. (b)	453	4,802
Elixir Gaming Technologies Inc. (b) (f)	4,267	597
Elpida Memory Inc. (b) (f)	100	533
EMC Corp. (b)	1,701	20,038
Emcore Corp. (b) (f)	808	2,876
EMS Technologies Inc. (b)	266	5,559
Emulex Corp. (b)	613	5,824
Entegris Inc. (b)	1,035	2,784
Entrust Inc. (b)	1,973	2,762
Epicor Software Corp. (b)	577	4,068
EPIQ Systems Inc. (b)	435	5,912
Euronet Worldwide Inc. (b)	263	3,135
Exar Corp. (b)	600	4,008
ExlService Holdings Inc. (b)	319	2,329
Extreme Networks (b)	1,862	3,426
F5 Networks Inc. (b)	872	21,643
Factset Research Systems Inc. (f)	427	16,563
Fair Isaac Corp.	1,133	17,663
Fairchild Semiconductor International Inc. (b)	1,108	6,293
FARO Technologies Inc. (b)	276	4,187
FEI Co. (b) (f)	296	6,219
Fidelity National Information Services Inc.	143	2,158
Finisar Corp. (b) (f)	2,415	1,473
Fiserv Inc. (b)	149	4,971
FLIR Systems Inc. (b) (f)	1,295	41,570
FormFactor Inc. (b) (f)	325	5,662
Foundry Networks Inc. (b) (f)	2,915	43,288
Foxconn International Holdings Ltd. (b)	2,000	736
FUJIFILM Holdings Corp.	400	9,208
Fujitsu Ltd.	2,000	7,864
Gartner Inc. - Class A (b)	1,232	22,669
Global Cash Access Holdings Inc. (b)	421	1,187
Global Payments Inc.	835	33,826
Globecomm Systems Inc. (b)	678	5,343
Google Inc. - Class A (b)	213	76,544
GSI Commerce Inc. (b) (f)	416	4,306
Hackett Group Inc. (b)	1,085	3,233
Harmonic Inc. (b)	1,073	7,629
Harris Corp.	208	7,478
Harris Stratex Networks Inc. - Class A (b)	403	2,672
Heartland Payment Systems Inc.	237	4,126
Hewlett-Packard Co.	2,268	86,819
Hitachi Ltd.	4,000	18,780
Hittite Microwave Corp. (b) (f)	159	5,210
Hoya Corp. (f)	400	7,304
Hutchinson Technology Inc. (b)	397	2,715

i2 Technologies Inc. (b) (f)	442	6,299
Ibiden Co. Ltd. (f)	300	5,612
Imation Corp.	576	7,096
Immersion Corp. (b) (f)	468	2,424
Infineon Technologies AG (b)	621	1,923
Informatica Corp. (b)	639	8,978
InfoSpace Inc.	380	3,257
Ingram Micro Inc. - Class A (b)	1,766	23,541
Insight Enterprises Inc. (b)	413	4,018
Integrated Device Technology Inc. (b)	1,738	11,054
Intel Corp.	5,189	83,024
InterDigital Inc. (b) (f)	360	7,841
Intermec Inc. (b)	720	9,338
Internap Network Services Corp. (b) (f)	393	1,124
International Business Machines Corp.	1,217	113,144
International Rectifier Corp. (b)	637	9,835
Internet Capital Group Inc. (b)	765	4,376
Intersil Corp.	1,254	17,167
Interwoven Inc. (b)	532	6,709
Intevac Inc. (b)	301	2,342
Intuit Inc. (b)	299	7,493
Ixia (b)	813	5,415
j2 Global Communications Inc. (b)	359	5,787
Jabil Circuit Inc.	318	2,674
Jack Henry & Associates Inc.	1,574	29,922
JDA Software Group Inc. (b)	187	2,670
Juniper Networks Inc. (b)	441	8,264
Kemet Corp. (b)	1,096	647
Kenexa Corp. (b)	235	2,094
KLA-Tencor Corp.	185	4,301
Knot Inc. (b)	297	2,049
Konica Minolta Holdings Inc.	500	3,284
Kopin Corp. (b)	2,064	4,788
Kulicke & Soffa Industries Inc. (b)	929	2,731
Kyocera Corp.	200	11,748
L-1 Identity Solutions Inc. (b) (f)	516	4,231
Lam Research Corp. (b)	1,245	27,838
Lattice Semiconductor Corp. (b)	1,532	2,880
Lawson Software Inc. (b)	1,055	5,613
Lender Processing Services Inc.	844	19,471
Linear Technology Corp. (f)	328	7,439
Littelfuse Inc. (b)	186	3,471
Logica Plc	2,230	2,483
LoopNet Inc. (b) (f)	283	2,142
Loral Space & Communications Inc. (b)	139	1,599
LSI Logic Corp. (b)	881	3,392
Macrovision Solutions Corp. (b)	1,753	19,423
Magma Design Automation Inc. (b) (f)	487	1,271
Manhattan Associates Inc. (b)	259	4,354
Mantech International Corp. - Class A (b)	212	11,435

Marchex Inc. - Class B (f)	583	4,477
MasterCard Inc.	65	9,608
Mattson Technology Inc. (b) (f)	837	2,193
MAXIMUS Inc.	159	5,078
McAfee Inc. (b)	1,602	52,145
MEMC Electronic Materials Inc. (b)	253	4,650
Mentor Graphics Corp. (b)	1,948	14,298
MercadoLibre Inc. (b) (f)	334	4,566
Mercury Computer Systems Inc. (b)	584	4,193
Metavante Technologies Inc. (b)	1,089	18,263
Methode Electronics Inc.	622	4,721
Micrel Inc.	836	6,145
Microchip Technology Inc. (f)	297	7,315
Micron Technology Inc. (b) (f)	622	2,930
Micros Systems Inc. (b)	786	13,386
Microsemi Corp. (b)	868	18,870
Microsoft Corp.	7,145	159,548
MicroStrategy Inc. - Class A (b) (f)	68	2,677
MIPS Technologies Inc. - Class A (b)	1,483	4,138
MKS Instruments Inc. (b)	345	6,400
ModusLink Global Solutions Inc. (b)	757	4,209
Molex Inc.	247	3,559
Monolithic Power Systems Inc. (b)	332	5,641
Motorola Inc.	1,865	10,015
Move Inc. (b)	2,599	4,366
MSC Software Corp. (b)	504	4,334
MTS Systems Corp.	129	4,190
Murata Manufacturing Co. Ltd. (f)	200	6,893
National Instruments Corp.	530	13,462
National Semiconductor Corp.	344	4,530
NCR Corp. (b)	1,731	31,643
NEC Corp.	2,000	5,930
Ness Technologies Inc. (b)	690	5,099
Net 1 UEPS Technologies Inc. (b)	369	5,166
NetApp Inc. (b)	283	3,829
NetGear Inc. (b)	297	3,282
NetLogic Microsystems Inc. (b) (f)	211	4,456
NetScout Systems Inc. (b)	528	5,079
NeuStar Inc. - Class A (b)	647	12,746
Newport Corp. (b)	518	3,724
Nidec Corp.	100	5,378
Nintendo Co. Ltd.	100	32,131
Nokia Oyj	3,355	51,393
Nomura Research Institute Ltd. (f)	500	8,257
Novatel Wireless Inc. (b) (f)	437	2,277
Nvidia Corp. (b)	388	3,399
Obic Co. Ltd.	40	4,896
Omniture Inc. (b)	676	7,774
Omnivision Technologies Inc. (b)	571	4,619
Omron Corp.	300	4,283

Oplink Communications Inc. (b)	507	4,117
OPNET Technologies Inc. (b) (f)	650	8,210
Oracle Corp. (b)	3,345	61,180
Palm Inc. (b) (f)	2,007	8,008
Parametric Technology Corp. (b) (f)	2,159	28,045
Park Electrochemical Corp.	366	7,913
ParkerVision Inc. (b) (f)	603	3,021
Paychex Inc.	303	8,648
PC-Tel Inc.	654	3,839
Perficient Inc. (b) (f)	475	2,608
Perot Systems Corp. (b)	684	9,843
Photronics Inc. (b)	477	329
Plantronics Inc.	1,099	15,870
Plexus Corp. (b) (f)	337	6,288
PLX Technology Inc. (b) (f)	208	716
PMC - Sierra Inc. (b)	2,521	11,798
Polycom Inc. (b) (f)	1,590	33,406
Power Integrations Inc. (b)	320	6,717
Powerwave Technologies Inc. (b)	2,153	2,045
Presstek Inc. (b)	1,134	4,740
Progress Software Corp. (b)	324	7,433
QUALCOMM Inc.	1,440	55,094
Quality Systems Inc.	178	6,851
Quantum Corp. (b)	3,362	975
Quest Software Inc. (b)	532	7,049
Rackable Systems Inc. (b)	680	4,848
Radiant Systems Inc. (b)	747	3,937
Radisys Corp. (b) (f)	468	2,981
RealNetworks Inc. (b)	753	3,223
RF Micro Devices Inc. (b)	6,040	12,020
Ricoh Co. Ltd. (f)	1,000	10,762
Riverbed Technology Inc. (b) (f)	835	10,463
Rofin-Sinar Technologies Inc. (b) (f)	258	5,751
Rogers Corp. (b)	141	4,244
Rohm Co. Ltd.	100	4,819
Rudolph Technologies Inc. (b)	490	1,642
S1 Corp. (b)	399	2,502
SAIC Inc. (b)	1,961	36,220
SanDisk Corp. (b) (f)	181	1,609
Sanmina-SCI Corp. (b)	8,420	6,315
SAP AG	702	24,578
Sapient Corp. (b) (f)	1,421	7,801
SAVVIS Inc. (b) (f)	226	1,944
ScanSource Inc. (b)	257	5,099
Secure Computing Corp. (b) (f)	1,189	6,730
Semtech Corp. (b)	1,274	15,441
SI International Inc. (b)	243	6,998
Sigma Designs Inc. (b) (f)	306	3,394
Silicon Image Inc. (b)	1,390	6,352
Silicon Laboratories Inc. (b)	489	12,694

Silicon Storage Technology Inc. (b)	1,730	5,450
SiRF Technology Holdings Inc. (b)	370	348
Skyworks Solutions Inc. (b)	1,143	8,150
Smart Modular Technologies WWH Inc. (b)	505	1,369
Smith Micro Software Inc. (b)	443	2,769
Solera Holdings Inc. (b)	347	8,637
Sonic Solutions Inc. (b)	479	977
SonicWALL Inc. (b)	926	4,148
Sonus Networks Inc. (b)	1,779	3,932
Spansion Inc. (b) (f)	2,718	1,685
SPSS Inc. (b)	134	3,130
SRA International Inc. - Class A (b)	1,017	18,794
Standard Microsystems Corp. (b) (f)	193	3,476
STMicroelectronics NV	648	5,327
Stratasys Inc. (b) (f)	185	2,235
Sun Microsystems Inc. (b)	700	3,220
Supertex Inc. (b) (f)	199	4,800
SupportSoft Inc. (b)	1,813	4,533
Sybase Inc. (b)	1,769	47,108
Sycamore Networks Inc. (b)	2,074	6,927
Symantec Corp. (b)	720	9,058
Synaptics Inc. (b) (f)	394	12,171
Synchronoss Technologies Inc. (b) (f)	204	1,585
Synopsys Inc. (b)	1,526	27,895
Take-Two Interactive Software Inc. (b)	540	6,404
TDK Corp.	100	3,379
Tech Data Corp. (b)	521	11,175
Technitrol Inc.	326	1,881
Tekelec (b)	526	6,675
TeleCommunication Systems Inc. (b)	1,302	8,958
Telefonaktiebolaget LM Ericsson - Class B (f)	2,382	16,215
TeleTech Holdings Inc. (b)	327	2,956
Tellabs Inc. (b)	760	3,222
Teradata Corp. (b)	182	2,801
Tessera Technologies Inc. (b)	331	5,720
Texas Instruments Inc.	1,155	22,592
THQ Inc. (b)	456	3,397
TIBCO Software Inc. (b)	1,535	7,905
TiVo Inc. (b)	1,523	10,463
TNS Inc. (b)	427	6,055
Tokyo Electron Ltd.	100	3,334
Toshiba Corp. (f)	2,000	7,229
Total System Services Inc.	181	2,487
Trident Microsystems Inc. (b) (f)	1,232	2,230
Trimble Navigation Ltd. (b)	1,099	22,606
TriQuint Semiconductor Inc. (b)	3,158	14,148
TTM Technologies Inc. (b)	688	4,926
Tyco Electronics Ltd.	379	7,368
Tyler Technologies Inc. (b)	555	7,542
Ultimate Software Group Inc. (b) (f)	232	3,092

Ultratech Inc. (b)	625	9,425
United Online Inc.	587	4,344
Universal Display Corp. (b) (f)	520	5,626
UTStarcom Inc. (b) (f)	1,807	4,301
ValueClick Inc. (b)	1,772	13,113
Varian Semiconductor Equipment Associates Inc. (b)	188	3,689
VASCO Data Security International (b)	283	3,206
Veeco Instruments Inc. (b)	416	3,220
VeriFone Holdings Inc. (b)	769	8,736
VeriSign Inc. (b)	324	6,869
ViaSat Inc. (b)	262	4,774
Vignette Corp. (b)	457	3,710
Vishay Intertechnology Inc. (b)	1,683	7,254
VistaPrint Ltd. (b) (f)	366	6,248
Vocus Inc. (b)	232	3,904
Web.com Group Inc. (b)	798	3,917
Websense Inc. (b)	361	7,047
Western Digital Corp. (b)	2,259	37,274
Western Union Co.	611	9,324
Wind River Systems Inc. (b)	1,131	9,885
Wright Express Corp. (b)	299	4,093
Xerox Corp.	789	6,328
Xilinx Inc.	328	6,042
Yahoo! Inc. (b)	1,220	15,640
Yahoo! Japan Corp.	20	6,618
Zebra Technologies Corp. (b)	702	14,208
Zoran Corp. (b)	535	4,355
		3,869,324
MATERIALS - 3.8%
A. Schulman Inc.	351	6,286
AbitibiBowater Inc. (b) (f)	553	1,078
AEP Industries Inc. (b) (f)	146	2,857
Air Liquide	211	18,208
Air Products & Chemicals Inc.	267	15,521
Airgas Inc.	831	31,877
AK Steel Holding Corp.	57	793
Akzo Nobel NV	299	12,428
Albemarle Corp.	702	17,094
Alcoa Inc.	786	9,047
Allegheny Technologies Inc. (f)	86	2,282
Alumina Ltd.	1,331	1,894
AMCOL International Corp.	281	6,893
Amcor Ltd.	1,723	6,651
Anglo American Plc	1,093	27,425
Apex Silver Mines Ltd. (b) (f)	426	567
AptarGroup Inc.	805	24,408
ArcelorMittal	818	21,276
Arch Chemicals Inc.	234	6,639
Asahi Kasei Corp.	2,000	7,523
Ashland Inc.	113	2,553

Ball Corp.	151	5,164
BASF SE	900	29,712
BHP Billiton Ltd.	2,872	55,175
BHP Billiton Plc	2,041	34,657
BlueScope Steel Ltd.	789	2,321
Boliden AB	303	729
Boral Ltd. (f)	1,575	4,740
Brush Engineered Materials Inc. (b) (f)	231	2,834
Buckeye Technologies Inc. (b)	651	3,834
Cabot Corp.	601	15,896
Calgon Carbon Corp. (b)	358	4,769
Carpenter Technology Corp.	498	9,014
CF Industries Holdings Inc.	83	5,328
Chemtura Corp.	2,186	3,782
Cliffs Natural Resources Inc.	1,082	29,203
Coeur d’Alene Mines Corp. (b) (f)	4,127	2,971
Commercial Metals Co.	1,320	14,652
Compass Minerals International Inc.	262	14,392
CRH Plc	430	9,448
Cytec Industries Inc.	406	11,498
Deltic Timber Corp.	106	4,828
Dow Chemical Co.	797	21,256
Eastman Chemical Co.	132	5,331
Ecolab Inc.	149	5,552
EI Du Pont de Nemours & Co.	781	24,992
Eurasian Natural Resources Corp.	357	1,794
Ferro Corp.	919	14,226
Flotek Industries Inc. (b) (f)	210	1,040
FMC Corp.	808	35,180
Fortescue Metals Group Ltd. (b)	1,313	2,597
Freeport-McMoRan Copper & Gold Inc.	338	9,836
General Moly Inc. (b) (f)	852	1,695
Givaudan SA	8	5,451
Glatfelter	562	5,794
Graphic Packaging Holding Co. (b) (f)	1,801	3,332
Grief Inc.	337	13,675
Haynes International Inc. (b)	85	2,151
HB Fuller Co.	455	8,040
Headwaters Inc. (b) (f)	389	4,123
Hecla Mining Co. (b) (f)	1,018	2,535
Hercules Inc.	1,270	21,349
Holcim Ltd.	178	10,110
Holmen AB (f)	235	6,624
ICO Inc. (b)	967	4,322
Incitec Pivot Ltd.	1,120	3,003
Innophos Holdings Inc.	371	9,924
Innospec Inc.	336	2,940
International Paper Co.	505	8,696
James Hardie Industries NV	1,030	2,929
JFE Holdings Inc. (f)	400	10,206

Johnson Matthey Plc	484	7,285
K+S AG	124	4,803
Kaiser Aluminum Corp.	110	3,692
Kazakhmys Plc	106	499
Kobe Steel Ltd. (f)	3,000	4,866
Koninklijke DSM NV	140	3,899
Koppers Holdings Inc.	191	4,544
Lafarge SA (f)	127	8,396
Linde AG	124	10,260
Lonmin Plc	98	1,820
Louisiana-Pacific Corp.	1,965	9,432
Lubrizol Corp.	738	27,734
Martin Marietta Materials Inc. (f)	408	31,979
MeadWestvaco Corp.	227	3,185
Mercer International Inc. (b) (f)	657	1,840
Minerals Technologies Inc.	328	18,617
Mitsubishi Chemical Holdings Corp. (f)	1,000	4,043
Mondi Plc	271	984
Monsanto Co.	503	44,757
Neenah Paper Inc.	243	2,194
Newcrest Mining Ltd.	376	5,169
NewMarket Corp.	132	4,975
Newmont Mining Corp. (f)	357	9,403
Nippon Steel Corp. (f)	5,000	16,830
Nitto Denko Corp.	200	4,429
Norsk Hydro ASA	558	2,331
Nucor Corp.	241	9,763
Olin Corp.	1,574	28,584
OM Group Inc. (b) (f)	204	4,353
Orica Ltd.	306	3,978
Outokumpu Oyj	146	1,513
OZ Minerals Ltd.	1,682	1,057
Packaging Corp. of America	1,062	17,873
Pactiv Corp. (b)	219	5,160
PolyOne Corp. (b) (f)	1,040	4,940
PPG Industries Inc.	224	11,106
Praxair Inc.	399	25,995
Rautaruukki Oyj	196	3,199
Reliance Steel & Aluminum Co.	603	15,099
Rexam Plc	758	4,568
Rio Tinto Ltd.	231	11,950
Rio Tinto Plc	858	40,079
Rock-Tenn Co. - Class A	288	8,758
Rockwood Holdings Inc. (b)	309	3,816
Rohm & Haas Co.	190	13,367
Royal Gold Inc.	217	6,256
RPM International Inc.	1,180	16,756
RTI International Metals Inc. (b)	165	2,605
Salzgitter AG	60	3,863
Schweitzer-Mauduit International Inc.	291	4,866

Scotts Miracle-Gro Co.	515	13,452
Sensient Technologies Corp.	868	21,900
Shin-Etsu Chemical Co. Ltd.	300	15,947
Sigma-Aldrich Corp. (f)	150	6,579
Silgan Holdings Inc.	178	8,284
Solvay SA	55	5,116
Sonoco Products Co.	976	24,576
Spartech Corp.	297	1,889
SSAB Svenskt Stal AB - Class A (f)	217	2,194
SSAB Svenskt Stal AB - Class B	400	3,626
Steel Dynamics Inc.	2,028	24,174
Stillwater Mining Co. (b) (f)	625	2,475
Stora Enso Oyj - Class R	586	5,449
Sumitomo Chemical Co. Ltd. (f)	2,000	6,119
Sumitomo Metal Industries Ltd.	4,000	10,288
Sumitomo Metal Mining Co. Ltd.	1,000	7,499
Svenska Cellulosa AB	483	3,567
Syngenta AG	95	17,759
Temple-Inland Inc.	1,011	5,995
Terra Industries Inc.	1,024	22,518
Texas Industries Inc.	288	9,109
ThyssenKrupp AG	323	6,118
Tokuyama Corp.	1,000	5,064
Toray Industries Inc. (f)	2,000	9,287
Umicore	161	2,879
United States Lime & Minerals Inc. (b)	141	3,596
United States Steel Corp.	107	3,946
UPM-Kymmene Oyj	485	6,858
Valspar Corp.	1,171	23,947
Vedanta Resources Plc	79	1,093
Voestalpine AG	151	3,685
Vulcan Materials Co.	147	7,979
Wausau Paper Corp.	737	6,825
Westlake Chemical Corp.	382	6,964
Weyerhaeuser Co.	173	6,612
Worthington Industries Inc. (f)	1,299	15,679
WR Grace & Co. (b)	759	6,839
Xstrata Plc	560	9,578
Yara International ASA	150	3,134
Zep Inc.	138	2,905
Zoltek Cos. Inc. (b) (f)	158	1,862
		1,577,785
TELECOMMUNICATION SERVICES - 1.8%
Alaska Communications Systems Group Inc.	514	4,801
American Tower Corp. (b)	394	12,730
AT&T Inc.	5,319	142,390
Belgacom SA	225	7,698
BT Group Plc	6,143	11,543
Cbeyond Inc. (b) (f)	150	1,803
Cincinnati Bell Inc. (b)	3,949	9,438

Cogent Communications Group Inc. (b) (f)	300	1,434
Consolidated Communications Holdings Inc.	373	3,842
Deutsche Telekom AG	2,199	32,262
Elisa Oyj	249	3,746
Embarq Corp.	148	4,440
FairPoint Communications Inc.	449	1,787
France Telecom SA	1,521	38,353
Frontier Communications Corp.	142	1,081
General Communication Inc. - Class A (b)	496	3,809
Global Crossing Ltd. (b) (f)	354	2,358
Hellenic Telecommunications Organization SA	487	6,874
Iowa Telecommunications Services Inc.	396	5,988
iPCS Inc. (b)	140	2,285
KDDI Corp.	2	11,983
Koninklijke KPN N.V.	1,476	20,787
Millicom International Cellular SA	40	1,479
Nippon Telegraph & Telephone Corp.	4	16,323
NTELOS Holdings Corp.	249	6,474
NTT DoCoMo Inc.	14	22,203
PAETEC Holding Corp. (b)	1,600	1,440
Portugal Telecom SGPS SA	674	4,432
Premiere Global Services Inc. (b)	826	8,219
Qwest Communications International Inc. (f)	2,136	6,109
Shenandoah Telecommunications Co.	375	8,989
Singapore Telecommunications Ltd.	6,000	10,098
SoftBank Corp. (i)	600	6,204
Sprint Nextel Corp.	2,242	7,017
Swisscom AG	20	6,111
Syniverse Holdings Inc. (b)	665	12,502
Tele2 AB	355	3,028
Telecom Italia SpA	9,186	10,553
Telefonica SA	3,720	68,876
Telekom Austria AG	505	6,205
Telenor ASA	520	3,103
Telephone & Data Systems Inc.	1,152	30,931
TeliaSonera AB (f)	1,662	7,312
Telstra Corp. Ltd.	2,450	6,744
TerreStar Corp. (b) (f)	1,647	1,334
tw telecom inc. (b) (f)	1,420	10,054
USA Mobility Inc. (b)	349	3,367
Verizon Communications Inc.	2,565	76,104
Vodafone Group Plc	44,226	85,078
Windstream Corp.	549	4,122
	765,843
UTILITIES - 4.2%
Acciona SA	42	3,973
AES Corp. (b)	501	3,993
AGL Resources Inc.	1,078	32,771
Allegheny Energy Inc.	170	5,126
Allete Inc.	275	9,625

Alliant Energy Corp.	1,245	36,578
Ameren Corp.	177	5,744
American Electric Power Co. Inc.	353	11,518
American States Water Co.	218	7,458
Aqua America Inc. (f)	1,344	24,192
Avista Corp.	418	8,301
Black Hills Corp.	778	19,645
British Energy Group Plc	1,003	11,997
California Water Service Group	193	7,249
CenterPoint Energy Inc.	390	4,493
Centrica Plc	2,771	13,616
CH Energy Group Inc.	227	9,359
Chesapeake Utilities Corp.	493	15,401
Chubu Electric Power Co. Inc.	400	10,474
Cleco Corp.	499	11,482
CLP Holdings Ltd.	1,500	10,116
Consolidated Edison Inc.	213	9,227
Consolidated Water Co. Ltd.	245	3,477
Constellation Energy Group Inc.	184	4,455
Dominion Resources Inc. (f)	600	21,768
DPL Inc.	1,302	29,699
DTE Energy Co.	155	5,472
Duke Energy Corp. (f)	983	16,102
E.ON AG	1,560	58,461
Edison International Inc.	309	10,997
El Paso Electric Co. (b)	381	7,056
Electric Power Development Co. Ltd.	200	5,955
Electricite de France SA	148	8,892
Empire District Electric Co.	316	6,070
Enel SpA	3,836	25,664
Energen Corp.	730	24,506
Energias de Portugal SA	1,719	5,855
Entergy Corp.	161	12,566
Equitable Resources Inc.	1,382	47,969
Exelon Corp.	563	30,537
FirstEnergy Corp.	259	13,509
Fortum Oyj	322	7,914
FPL Group Inc.	356	16,817
Gas Natural SDG SA (f)	156	4,801
Gaz de France	1,018	45,303
Great Plains Energy Inc.	1,705	33,145
Hawaiian Electric Industries Inc. (f)	974	25,928
Hong Kong & China Gas Co. Ltd.	3,630	6,395
Hongkong Electric Holdings Ltd.	1,000	5,390
Iberdrola Renovables SA (b)	700	2,130
Iberdrola SA	3,132	22,667
IDACORP Inc.	950	25,327
Integrys Energy Group Inc.	320	15,232
International Power Plc	1,301	4,654
ITC Holdings Corp.	548	22,238

Kansai Electric Power Co. Inc.	800	20,060
Kyushu Electric Power Co. Inc.	300	6,877
Laclede Group Inc.	236	12,348
MDU Resources Group Inc.	1,974	35,947
MGE Energy Inc.	213	7,589
National Fuel Gas Co. (f)	817	29,567
National Grid Plc	2,212	24,918
New Jersey Resources Corp.	328	12,215
Nicor Inc.	372	17,190
NiSource Inc.	368	4,769
Northeast Utilities	1,693	38,194
Northwest Natural Gas Co.	217	11,041
NorthWestern Corp.	458	8,949
NSTAR	1,118	36,950
OGE Energy Corp.	1,054	28,774
Oneok Inc.	1,123	35,824
Ormat Technologies Inc.	175	4,228
Osaka Gas Co. Ltd.	2,000	7,074
Pepco Holdings Inc.	323	6,670
PG&E Corp.	287	10,524
Piedmont Natural Gas Co.	588	19,357
Pinnacle West Capital Corp.	154	4,874
PNM Resources Inc.	1,331	12,977
Portland General Electric Co.	669	13,728
PPL Corp.	316	10,371
Progress Energy Inc.	342	13,465
Public Service Enterprise Group Inc.	456	12,836
Puget Energy Inc.	1,253	29,358
Questar Corp.	188	6,478
Red Electrica de Espana SA	124	5,435
RWE AG	366	30,005
SCANA Corp.	1,303	42,882
Scottish & Southern Energy Plc	635	12,447
Sempra Energy	260	11,073
Severn Trent Plc	220	4,862
Sierra Pacific Resources	2,784	23,079
SJW Corp.	201	5,588
South Jersey Industries Inc.	238	8,109
Southern Co.	701	24,072
Southwest Gas Corp.	389	10,161
Suez Environnement SA (b)	216	4,130
TECO Energy Inc.	453	5,228
Tohoku Electric Power Co. Inc.	300	6,739
Tokyo Electric Power Co. Inc.	1,100	31,153
Tokyo Gas Co. Ltd.	2,000	8,600
UGI Corp.	1,096	26,162
UIL Holdings Corp.	205	6,765
Union Fenosa SA	474	10,057
UniSource Energy Corp.	340	9,377
United Utilities Group Plc	556	6,269

US Geothermal Inc. (b) (f)	2,631	2,210
Vectren Corp.	1,210	30,492
Veolia Environnement (f)	254	6,295
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	146	6,907
Westar Energy Inc.	2,194	42,761
WGL Holdings Inc.	1,082	34,830
Wisconsin Energy Corp.	168	7,308
Xcel Energy Inc.	338	5,888
		1,761,325

Total Common Stocks (cost $45,996,683)		29,844,551

PREFERRED STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Porsche Automobil Holding SE	60	5,244
Volkswagen AG	90	5,550
		10,794
CONSUMER STAPLES - 0.0%
Henkel AG & Co. KGaA	159	4,544

FINANCIALS - 0.1%
Goodman Group (f)	1,302	821
GPT Group	1,701	851
Intesa Sanpaolo SpA - RSP	840	2,493
Stockland Corp. Ltd. (f)	1,232	3,313
Westfield Group	1,167	12,889
		20,367
HEALTH CARE - 0.2%
Fresenius SE	40	2,539
Roche Holding AG	611	93,438
		95,977
INDUSTRIALS - 0.0%
Asciano Group	597	834
Macquarie Infrastructure Group	3,650	4,784
Transurban Group	1,299	4,664
		10,282
TELECOMMUNICATION SERVICES - 0.0%
Telecom Italia SpA - RNC	5,962	5,017

Total Preferred Stocks (cost $225,614)		146,981

RIGHTS - 0.0%
Goodman Group (b) (i) (j)	612	45
GPT Group (b) (i) (j)	1,701	174

Total Rights (cost $0)		219

WARRANTS - 0.0%
Fortis (b) (i) (j)	1,696	-

Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.4%
AmeriCredit Automobile Receivables Trust, 5.21%, 10/06/11	$ 25,367	24,778
Banc of America Commercial Mortgage Inc. REMIC, 5.77%, 05/10/45 (d)	75,000	48,967
Commercial Mortgage Pass-Through Certificates REMIC, 5.31%, 12/10/46	30,000	22,534
GMAC Commercial Mortgage Securities Inc., 6.96%, 09/15/35	98,923	97,568
GS Mortgage Securities Corp. II, 4.61%, 01/10/40	75,000	64,887
JPMorgan Chase Commercial Mortgage Securities Corp., 5.56%, 04/15/43 (d)	75,000	62,827
LB-UBS Commercial Mortgage Trust REMIC, 5.42%, 02/15/40	20,000	14,815
Merrill Lynch Mortgage Trust, 4.75%, 06/12/43 (d)	75,000	59,481
Morgan Stanley Capital I, 5.47%, 03/12/44 (d)	100,000	61,868
Wachovia Bank Commercial Mortgage Trust REMIC, 5.50%, 10/15/48	75,000	67,333
Wachovia Bank Commercial Mortgage Trust, 5.74%, 06/15/49 (d)	50,000	37,315
WFS Financial Owner Trust, 3.87%, 08/17/12	36,334	35,556

Total Non-U.S. Government Agency Asset-Backed Securities (cost $736,948)		597,929

CORPORATE BONDS AND NOTES - 5.3%
CONSUMER DISCRETIONARY - 0.4%
Comcast Cable Communications Holdings Inc., 8.38%, 03/15/13	35,000	33,953
Comcast Corp.
5.50%, 03/15/11	10,000	9,549
6.45%, 03/15/37	2,000	1,535
Home Depot Inc., 5.20%, 03/01/11	25,000	23,068
Lowe’s Cos. Inc., 5.40%, 10/15/16 (f)	15,000	12,643
Macys Retail Holdings Inc., 5.90%, 12/01/16	10,000	6,041
News America Inc., 6.20%, 12/15/34	12,000	9,061
Target Corp., 6.35%, 01/15/11	15,000	14,841
Time Warner Entertainment Co., 8.38%, 07/15/33	10,000	8,842
Time Warner Inc.
6.75%, 04/15/11	25,000	23,265
7.70%, 05/01/32	3,000	2,423
Viacom Inc., 6.25%, 04/30/16	13,000	10,483
Yum! Brands Inc., 8.88%, 04/15/11	15,000	15,376
		171,080
CONSUMER STAPLES - 0.4%
Archer-Daniels-Midland Co., 5.45%, 03/15/18	15,000	12,749
Coca-Cola Enterprises Inc., 8.50%, 02/01/22	16,000	16,871
CVS Caremark Corp., 6.25%, 06/01/27	12,000	8,700
General Mills Inc., 5.20%, 03/17/15 (f)	25,000	21,645
Kellogg Co., 7.45%, 04/01/31	10,000	9,988
Kraft Foods Inc., 6.88%, 02/01/38	10,000	7,934
Kroger Co., 5.50%, 02/01/13	15,000	13,824
Pepsi Bottling Group Inc., 7.00%, 03/01/29	10,000	9,372
Safeway Inc., 5.80%, 08/15/12	14,000	13,096
Wal-Mart Stores Inc.
4.13%, 07/01/10	50,000	50,195
5.80%, 02/15/18	15,000	14,396

		178,770
ENERGY - 0.4%
Anadarko Petroleum Corp., 5.95%, 09/15/16	10,000	8,341
Apache Corp., 6.00%, 01/15/37	10,000	7,629
Canadian Natural Resources Ltd., 5.70%, 05/15/17	10,000	8,286
ConocoPhillips Holding Co., 6.95%, 04/15/29	8,000	6,973
Devon Financing Corp. ULC, 7.88%, 09/30/31	10,000	8,995
EnCana Holdings Finance Corp., 5.80%, 05/01/14	20,000	17,675
Enterprise Products Operating LP, 5.60%, 10/15/14	10,000	8,380
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13	15,000	12,703
Marathon Oil Corp., 6.00%, 10/01/17	10,000	7,966
Pemex Project Funding Master Trust, 6.63%, 06/15/35	5,000	3,725
Southern Natural Gas Co., 5.90%, 04/01/17 (g) (k) (l)	10,000	7,712
Spectra Energy Capital LLC, 8.00%, 10/01/19	10,000	9,019
Texas Eastern Transmission LP, 7.00%, 07/15/32	9,000	6,719
TransCanada Pipelines Ltd., 6.20%, 10/15/37	10,000	6,828
Transocean Inc., 6.80%, 03/15/38	5,000	3,884
Valero Energy Corp., 6.13%, 06/15/17	10,000	8,235
Williams Cos. Inc., 8.75%, 03/15/32 (l)	7,000	5,705
XTO Energy Inc., 6.25%, 08/01/17	10,000	8,423
		147,198
FINANCIALS - 2.3%
Abbey National Plc, 7.95%, 10/26/29	10,000	7,754
Allstate Corp., 5.55%, 05/09/35	10,000	6,495
American Express Co., 6.15%, 08/28/17	20,000	14,311
American General Finance Corp., 5.38%, 10/01/12	25,000	8,756
American International Group Inc., 4.25%, 05/15/13 (l)	15,000	5,603
Asian Development Bank, 4.25%, 10/20/14	8,000	8,263
AXA SA, 8.60%, 12/15/30	10,000	5,577
Axis Capital Holdings Ltd., 5.75%, 12/01/14	5,000	4,256
Bank of America Corp.
5.63%, 10/14/16	50,000	42,909
5.75%, 12/01/17	5,000	4,306
BB&T Corp., 5.20%, 12/23/15	15,000	12,582
Berkshire Hathaway Finance Corp.
4.13%, 01/15/10	50,000	50,136
4.85%, 01/15/15	8,000	7,548
Boston Properties LP, 6.25%, 01/15/13	8,000	7,023
Capital One Financial Corp.
6.15%, 09/01/16	17,000	10,312
6.75%, 09/15/17	15,000	12,988
Citigroup Inc., 6.63%, 06/15/32	50,000	36,363
Credit Suisse USA Inc., 6.13%, 11/15/11	50,000	47,803
Deutsche Bank AG London, 6.00%, 09/01/17 (f)	10,000	8,876
ERP Operating LP, 6.63%, 03/15/12	10,000	9,091
European Investment Bank, 3.38%, 06/12/13	50,000	49,383
Fifth Third Bancorp, 5.45%, 01/15/17	10,000	7,208
General Electric Capital Corp.
5.38%, 10/20/16	50,000	41,193
5.88%, 01/14/38	10,000	7,133

6.38%, 11/15/67 (d)	20,000	12,933
Goldman Sachs Group Inc., 6.13%, 02/15/33	50,000	37,026
HSBC Finance Corp., 6.38%, 10/15/11	50,000	46,109
International Bank for Reconstruction & Development,
3.63%, 05/21/13	50,000	49,162
Jefferies Group Inc., 6.25%, 01/15/36	5,000	3,302
JPMorgan Chase & Co.
4.50%, 10/28/10	25,000	24,300
5.15%, 10/01/15	50,000	43,532
6.40%, 10/02/17	5,000	4,444
KfW Bankengruppe, 4.75%, 05/15/12	12,000	12,539
Kreditanstalt fuer Wiederaufbau, 4.63%, 01/20/11	50,000	52,192
Lehman Brothers Holdings Inc., 6.88%, 07/17/37 (n)	9,000	11
Marsh & McLennan Cos. Inc., 5.75%, 09/15/15	10,000	9,231
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	25,000	21,124
6.88%, 04/25/18	5,000	4,441
MetLife Inc., 6.40%, 12/15/36 (d)	12,000	5,973
Morgan Stanley, 4.75%, 04/01/14	50,000	35,562
National Rural Utilities Cooperative Finance Corp.,
7.25%, 03/01/12	50,000	48,190
ORIX Corp., 5.48%, 11/22/11	10,000	8,823
ProLogis, 5.63%, 11/15/16	10,000	5,461
Prudential Financial Inc., 6.00%, 12/01/17	10,000	7,598
Royal Bank of Canada, 5.65%, 07/20/11	17,000	16,999
Royal Bank of Scotland Group Plc, 5.00%, 10/01/14	15,000	11,486
SunTrust Capital VIII, 6.10%, 12/15/36 (d)	10,000	5,136
Travelers Cos. Inc., 6.25%, 03/15/37 (d)	10,000	5,961
Wachovia Corp.
5.25%, 08/01/14	25,000	20,838
5.63%, 10/15/16	5,000	3,910
Wells Fargo & Co.
4.88%, 01/12/11 (f)	50,000	49,932
5.63%, 12/11/17	5,000	4,411
Unilever Capital Corp., 5.90%, 11/15/32	10,000	8,120
		974,615
HEALTH CARE - 0.4%
Abbott Laboratories, 5.60%, 05/15/11	50,000	51,130
Aetna Inc., 6.63%, 06/15/36	8,000	5,621
Amgen Inc., 5.85%, 06/01/17	16,000	14,203
AstraZeneca Plc, 6.45%, 09/15/37	10,000	8,562
Baxter International Inc., 5.90%, 09/01/16	10,000	9,337
Bristol-Myers Squibb Co., 5.88%, 11/15/36	10,000	8,198
Cardinal Health Inc., 5.85%, 12/15/17	10,000	8,079
Eli Lilly & Co., 6.00%, 03/15/12	15,000	15,381
Merck & Co. Inc., 4.75%, 03/01/15	50,000	45,980
UnitedHealth Group Inc.
4.88%, 02/15/13	10,000	9,330
5.80%, 03/15/36	5,000	3,075
Wyeth, 5.95%, 04/01/37	10,000	8,118

		187,014
INDUSTRIALS - 0.2%
Caterpillar Inc., 6.05%, 08/15/36	10,000	7,947
CSX Corp., 6.25%, 03/15/18	10,000	8,050
Emerson Electric Co., 7.13%, 08/15/10	10,000	10,390
Honeywell International Inc., 7.50%, 03/01/10	20,000	20,624
Lockheed Martin Corp., 6.15%, 09/01/36	10,000	8,575
Union Pacific Corp., 4.45%, 01/31/13	10,000	9,225
United Technologies Corp., 4.88%, 05/01/15	15,000	13,668
Waste Management Inc., 7.38%, 08/01/10	10,000	9,551
		88,030
INFORMATION TECHNOLOGY - 0.2%
International Business Machines Corp.,
8.38%, 11/01/19	25,000	26,792
Oracle Corp., 5.75%, 04/15/18	15,000	13,125
Western Union Co., 5.40%, 11/17/11	10,000	9,725
Xerox Corp., 5.50%, 05/15/12	14,000	10,881
		60,523
MATERIALS - 0.1%
CRH America Inc., 6.00%, 09/30/16	8,000	5,772
Rohm & Haas Co., 6.00%, 09/15/17	10,000	8,672
Vale Overseas Ltd., 6.88%, 11/21/36	10,000	7,185
Weyerhaeuser Co.
6.75%, 03/15/12	10,000	8,607
7.38%, 03/15/32	3,000	2,058
		32,294
TELECOMMUNICATION SERVICES - 0.5%
AT&T Inc.
5.10%, 09/15/14	25,000	21,835
5.63%, 06/15/16 (f)	5,000	4,389
BellSouth Corp., 6.00%, 11/15/34	15,000	10,963
British Telecommunications Plc, 8.63%, 12/15/30 (m)	12,000	10,866
Deutsche Telekom International Finance BV
8.00%, 06/15/10 (m)	25,000	24,623
5.25%, 07/22/13	15,000	13,287
Embarq Corp.
7.08%, 06/01/16	4,000	3,080
8.00%, 06/01/36	5,000	3,300
France Telecom SA, 8.50%, 03/01/31 (l)	10,000	9,423
Telecom Italia Capital SA, 6.00%, 09/30/34	10,000	5,442
Telefonica Europe BV, 7.75%, 09/15/10	20,000	19,362
Verizon Global Funding Corp., 7.38%, 09/01/12	50,000	48,951
Verizon Virginia Inc., 4.63%, 03/15/13	25,000	20,989
Vodafone Group Plc, 5.00%, 12/16/13	28,000	24,455
		220,965
UTILITIES - 0.4%
Consolidated Edison Co. of New York Inc.,
5.50%, 09/15/16	18,000	15,663
Constellation Energy Group Inc., 4.55%, 06/15/15	9,000	6,929
Dominion Resources Inc., 5.15%, 07/15/15	15,000	12,350

Duke Energy Ohio Inc., 5.70%, 09/15/12 (f)	15,000	14,620
Exelon Corp., 4.90%, 06/15/15	5,000	3,741
Exelon Generation Co. LLC, 6.20%, 10/01/17	15,000	11,889
FirstEnergy Corp.
6.45%, 11/15/11	15,000	14,130
7.38%, 11/15/31	4,000	3,103
Florida Power & Light Co., 5.63%, 04/01/34	5,000	4,134
Hydro Quebec, 8.00%, 02/01/13	12,000	13,997
MidAmerican Energy Holdings Co., 5.88%, 10/01/12	10,000	9,468
NiSource Finance Corp., 5.45%, 09/15/20	5,000	3,199
Northern States Power Co., 6.25%, 06/01/36	9,000	7,509
Ohio Power Co., 6.00%, 06/01/16	19,000	16,165
Union Electric Co., 6.40%, 06/15/17	14,000	11,714
		148,611

Total Corporate Bonds and Notes (cost $2,608,181)		2,209,100

GOVERNMENT AND AGENCY OBLIGATIONS - 18.8%
GOVERNMENT SECURITIES - 6.5%
Sovereign - 0.4%
Brazilian Government International Bond
11.00%, 01/11/12	10,000	10,900
7.88%, 03/07/15	5,000	5,075
8.88%, 04/15/24	4,000	4,120
10.13%, 05/15/27	7,000	7,777
7.13%, 01/20/37	5,000	4,593
11.00%, 08/17/40	9,000	10,467
Italy Government International Bond,
6.88%, 09/27/23	15,000	17,440
Mexico Government International Bond,
5.63%, 01/15/17 (f)	50,000	44,500
Poland Government International Bond,
5.25%, 01/15/14	20,000	18,018
Province of Manitoba, Canada, 4.90%, 12/06/16	5,000	5,113
Province of Quebec, Canada, 5.13%, 11/14/16	50,000	50,728
		178,731
U.S. Treasury Securities - 6.1%
U.S. Treasury Bond
11.25%, 02/15/15 (f)	84,000	119,333
9.13%, 05/15/18 (f)	4,000	5,460
8.88%, 02/15/19 (f)	72,000	96,992
8.75%, 08/15/20 (f)	115,000	155,870
7.88%, 02/15/21 (f)	40,000	51,203
8.00%, 11/15/21 (f)	31,000	40,310
6.25%, 08/15/23 (f)	38,000	43,504
7.63%, 02/15/25 (f)	3,000	3,995
6.63%, 02/15/27 (f)	50,000	61,258
6.13%, 11/15/27 (f)	40,000	46,712
6.13%, 08/15/29 (f)	54,000	64,049
5.38%, 02/15/31 (f)	53,000	57,989

4.50%, 02/15/36 (f)	48,000	48,889
4.38%, 02/15/38 (f)	25,000	25,074
U.S. Treasury Note
3.50%, 11/15/09 (f)	30,000	30,621
3.13%, 11/30/09 (f)	240,000	244,163
3.50%, 02/15/10 (f)	185,000	189,885
1.75%, 03/31/10 (f)	150,000	150,504
2.88%, 06/30/10 (f)	100,000	102,289
2.75%, 07/31/10 (f)	70,000	71,608
5.75%, 08/15/10 (f)	40,000	43,075
4.50%, 02/28/11 (f)	96,000	102,765
4.88%, 04/30/11	30,000	32,433
4.88%, 07/31/11 (f)	96,000	104,122
4.63%, 02/29/12 (f)	100,000	108,586
4.50%, 04/30/12	52,000	56,306
4.13%, 08/31/12 (f)	30,000	32,264
4.25%, 09/30/12 (f)	15,000	16,222
4.00%, 11/15/12 (f)	10,000	10,702
3.38%, 11/30/12 (f)	85,000	88,918
3.88%, 02/15/13	10,000	10,566
3.63%, 05/15/13 (f)	32,000	33,375
4.00%, 02/15/14 (f)	18,000	19,052
4.25%, 08/15/14	42,000	45,114
4.00%, 02/15/15	55,000	57,475
5.13%, 05/15/16 (f)	35,000	37,939
4.63%, 11/15/16 (f)	130,000	136,256
		2,544,878
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 12.3%
Federal Home Loan Bank - 0.8%
Federal Home Loan Bank
4.38%, 09/17/10 (f)	120,000	122,396
4.63%, 02/18/11 (f)	100,000	102,839
4.88%, 11/18/11 (f)	65,000	67,462
4.50%, 09/16/13 (f)	50,000	50,211
		342,908
Federal Home Loan Mortgage Corp. - 2.8%
Federal Home Loan Mortgage Corp.
5.13%, 07/15/12	45,000	47,030
4.38%, 07/17/15 (f)	35,000	34,342
5.25%, 04/18/16	100,000	101,696
6.00%, 11/01/22	56,075	56,455
6.25%, 07/15/32 (f)	20,000	21,715
6.00%, 12/11/33, TBA (c)	310,000	308,838
6.00%, 06/01/35	63,784	63,868
4.40%, 12/01/35 (d)	42,953	43,145
5.50%, 12/01/35, TBA (c)	80,000	77,925
6.50%, 12/01/36, TBA (c)	40,000	40,462
6.50%, 03/01/37	79,748	80,875
5.50%, 11/01/37	184,974	180,492

5.50%, 08/01/38	129,732	126,589
		1,183,432
Federal National Mortgage Association - 7.9%
Federal National Mortgage Association
4.75%, 11/19/12 (f)	30,000	30,715
4.13%, 04/15/14	40,000	39,642
4.38%, 10/15/15	17,000	16,609
5.00%, 02/13/17 (f)	30,000	29,553
5.00%, 06/01/18	10,379	10,231
4.50%, 10/01/18	200,969	193,131
5.00%, 07/01/19	180,666	177,516
5.50%, 10/01/19	207,261	207,439
5.00%, 12/01/26	213,996	204,812
6.63%, 11/15/30 (f)	55,000	62,160
6.00%, 11/01/32	19,247	19,312
6.00%, 11/01/32	7,609	7,636
6.00%, 03/01/33	28,658	28,755
5.00%, 06/01/33	556,447	528,358
5.50%, 06/01/33	441,359	432,233
6.00%, 09/01/33	31,269	31,345
6.00%, 02/01/34	82,928	83,286
6.00%, 03/01/34	22,637	22,671
5.00%, 06/01/34	86,754	82,320
4.44%, 08/01/34 (d)	51,488	51,629
6.00%, 08/01/34	9,249	9,272
5.50%, 12/01/34	233,135	228,169
5.00%, 12/13/35, TBA (c)	128,000	121,080
5.60%, 07/01/36 (d)	116,621	117,762
7.00%, 09/01/36	33,092	34,036
6.00%, 02/01/37	195,900	195,910
5.84%, 04/01/37 (d)	59,077	59,825
6.00%, 04/01/37	134,080	134,087
5.50%, 06/01/37	36,919	36,090
5.23%, 01/01/38 (d)	46,666	46,940
4.50%, 03/01/38	69,259	62,912
		3,305,436
Government National Mortgage Association - 0.8%
Government National Mortgage Association
5.50%, 10/15/35	191,412	188,017
6.00%, 11/15/36	28,937	28,978
6.50%, 12/15/37	110,707	112,010
		329,005

Total Government and Agency Obligations (cost $7,930,564)		7,884,390

SHORT TERM INVESTMENTS - 21.9%
Mutual Funds - 4.2%
JNL Money Market Fund, 1.80% (a) (e)	1,754,349	1,754,349

Securities Lending Collateral - 17.3%
Mellon GSL DBT II Collateral Fund, 2.68% (a) (e)	7,410,205	7,253,109
Mellon GSL Reinvestment Trust II (a) (b) (i) (j)	170,664	9,216
		7,262,325

U.S. Treasury Securities - 0.4%
U.S. Treasury Bill, 0.75%, 12/18/08 (h)	165,000	164,862

Total Short Term Investments (cost $9,500,057)		9,181,536

Total Investments - 118.8% (cost $66,998,047)		49,864,706
Other Assets and Liabilities, Net - (18.8%)		-7,877,647
Total Net Assets - 100%		$41,987,059

The accompanying notes are an integral part of these Financial Statements.

Jackson FundsSM
Notes to the Schedules of Investments
October 31, 2008

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	Investment purchased on a when-issued basis. As of October 31, 2008, the total cost of investments purchased on a when-issued basis for the Jackson Perspective Index
5 Fund is $548,305.
(d)	Variable rate security. Rate stated is in effect as of October 31, 2008.
(e)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of October 31, 2008.
(f)	All or portion of the security has been loaned.
(g)	Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor.
(h)	All or a portion of the security pledged as collateral for open futures contracts. As of October 31, 2008, the value of collateral in the Jackson Perspective Index 5 Fund is $164,862.
(i)	Security fair valued in good faith in accordance with the procedures established by the Trust's Board of Trustees.
(j)	Illiquid security. At October 31, 2008, the aggregate value of illiquid securities and percentage of net assets for the Jackson Perspective Index 5 Fund is $9,435 and 0.0%.
(k)	Rule 144A or Section 4(2) liquid security, the Fund has deemed this security to be liquid based on procedures approved by the Trust's Board of Trustees. As of October 31, 2008, the value of Rule 144A and Section 4(2) securities is $7,712 in Jackson Perspective Index 5 Fund.
(l)	Security is a "step-up" bond where the coupon may increase or step up at a future date. Rate stated is the coupon as of October 31, 2008.
(m)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(n)	Issuer is in Chapter 11 bankruptcy and/or is in default relating to principal and/or interest.

Abbreviations:
ADR - American Depository Receipt
EUR - European Currency Unit (Euro)
GBP - British Pound
JPY - Japanese Yen
TBA - To Be Announced
USD - United States Dollar

Investments in affiliates - See Note 3 in the Notes to the Financial Statements for further discussion of other affiliated investments. The Jackson Perspective Index 5 Fund invested in Prudential plc, the parent company of Jackson National Life Insurance Company, and Bank of New York Mellon Corp., the parent company of the Fund's sub-adviser. Transactions for the period ended October 31, 2008 are shown below:

	Value				Dividend	Value
	Beginning		Sales	Realized	Income	End
Affiliate	of Period	Purchases	Proceeds	Gain (Loss)	Received	of Period
Bank of New York Mellon Corp.	$ 44,492	$ 4,639	$ -	$ -	$ 710	$ 33,252
Prudential plc	30,390	-	-	-	664	9,389

Summary of Open Forward Foreign Currency Contracts:
Currency	Settlement	Notional		Currency	Unrealized
Purchased/Sold	Date	Amount		Value	Gain/(Loss)
Jackson Perspective Index 5 Fund
EUR/USD	12/17/08	224,300	EUR	$ 285,444	$ (25,243)
EUR/USD	12/17/08	31,800	EUR	40,469	(5,303)
EUR/USD	12/17/08	141,700	EUR	180,327	(19,810)
EUR/USD	12/17/08	25,900	EUR	32,960	(376)
GBP/USD	12/17/08	107,300	GBP	172,183	(14,382)
GBP/USD	12/17/08	31,200	GBP	50,066	(5,585)
JPY/USD	12/17/08	39,527,200	JPY	402,200	29,226
JPY/USD	12/17/08	2,920,600	JPY	29,718	1,921
USD/EUR	12/17/08	(91,100)	EUR	(115,934)	13,838
USD/EUR	12/17/08	(30,400)	EUR	(38,687)	4,618
USD/EUR	12/17/08	(30,512)	EUR	(38,830)	2,767
USD/GBP	12/17/08	(17,328)	GBP	(27,806)	2,499
USD/GBP	12/17/08	(43,900)	GBP	(70,446)	5,387
USD/JPY	12/17/08	(11,360,000)	JPY	(115,591)	(6,716)
USD/JPY	12/17/08	(2,388,022)	JPY	(24,299)	(528)
USD/JPY	12/17/08	(9,000,000)	JPY	(91,577)	(2,618)
				$ 670,197	$ (20,305)

Schedule of Open Futures Contracts:
	Contracts	Unrealized
	Long/	Appreciation/
	(Short)	(Depreciation)
Jackson Perspective Index 5 Fund
Dow Jones Euro Stoxx 50 Index Future	5	$ (21,575)
Expiration December 2008
FTSE 100 Index Future	1	(11,904)
Expiration December 2008
Russell 2000 Mini Index Future	7	(108,033)
Expiration December 2008
S&P 500 E-Mini Index Future	7	(68,267)
Expiration December 2008
S&P MidCap 400 E-Mini Index Future	6	(95,829)
Expiration December 2008
Topix Index Future	1	(36,112)
Expiration December 2008		$ (341,720)

Jackson FundsSM
Notes to the Schedules of Investments (continued)
October 31, 2008

Summary of Investments by Sector (as a percentage of total investments):
Jackson
Perspective
Index 5
Sector	Fund
Consumer Discretionary	7.2%
Consumer Staples	4.9
Energy	5.5
Financials	13.9
Health Care	8.0
Industrials	8.2
Information Technology	7.9
Materials	3.3
Telecommunication Services	1.9
Utilities	3.8
Government Securities	5.5
Non-U.S. Government Agency
Asset-Backed Sercurities	1.2
U.S Government Agency
Mortgage-Backed Securities	10.3
Investment Funds	-
Certificates of Deposit	-
Commercial Paper	-
Mutual Funds	3.5
Repurchase Agreement	-
Other Short Term Securities	14.9
Total	100.0%

Summary of Investments by Country (as a percentage of total long-term investments):*
Jackson
Perspective
Index 5
Fund
Australia	1.0%
Austria	0.1
Belgium	0.1
Bermuda	0.3
Brazil	0.1
Canada	0.2
Caymen Islands	-
Denmark	0.1
Finland	0.2
France	1.7
Germany	1.7
Greece	0.2
Hong Kong	0.4
Ireland	0.1
Israel	-
Italy	0.7
Japan	3.9
Luxembourg	0.2
Mexico	0.1
Netherlands	0.7
Norway	0.1
Singapore	0.2
Spain	0.7
Sweden	0.4
Switzerland	1.4
Taiwan	-
United Kingdom	3.5
United States	81.9
Total	100.0%

* The Funds presented in the table are those which have greater than 10% of their portfolios invested in non-U.S. securities at October 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Investors Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of the Jackson Perspective Index 5 Fund (the “Fund”) as of and for the year ended October 31, 2008, and have issued our unqualified report thereon dated December 19, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s schedule of investments in securities (the “Schedule”) as of October 31, 2008 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit.

In our opinion, the Schedule referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Chicago, Illinois

December 19, 2008

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)

The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) The Code of Ethics is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 29, 2008

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	December 29, 2008

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(a)(3)	Not applicable.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.